________________________________________________________________________________
________________________________________________________________________________

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              -------------------

                 INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

                       INFORMATION STATEMENT PURSUANT TO
              SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

     [ ] Preliminary Information Statement

     [ ] Confidential, for Use of the Commission Only (as permitted by Rule
         14c-5(d)(2))

     [x] Definitive Information Statement

                        NATIONAL PROPANE PARTNERS, L.P.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Payment of Filing Fee (Check the appropriate box):

     [ ] No Fee Required

     [x] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

       (1) Title of each class of securities to which transaction applies:
           Common Units representing limited partner interests

       (2) Aggregate number of securities to which transaction applies:
           6,701,550 National Common Units

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): $12.00

       (4) Proposed maximum aggregate value of transaction: $80,418,600

       (5) Total fee paid: $16,084

     [ ] Fee paid previously with preliminary materials.

     [x] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid: $16,084

         (2) Form, Schedule or Registration Statement No.: Schedule 14D-1

         (3) Filing Parties: Columbia Propane, L.P., CP Holdings, Inc., Columbia Propane Corporation and Columbia Energy Group

         (4) Date Filed: April 9, 1999

________________________________________________________________________________
________________________________________________________________________________

[Logo]

                          NATIONAL PROPANE CORPORATION
                             SUITE 1700, IES TOWER
                              200 FIRST STREET SE
                            CEDAR RAPIDS, IOWA 52401

                    NOTICE OF SPECIAL MEETING OF UNITHOLDERS
                      TO BE HELD ON MONDAY, JULY 19, 1999

                                                                   June 24, 1999

Dear Unitholder:

     You are cordially invited to attend a special meeting of common unitholders of National Propane Partners, L.P. to be held on Monday, July 19, 1999, at 10:00 a.m., local time, at the offices of LeBoeuf, Lamb, Greene & MacRae, L.L.P., 125 West 55th Street, 16th Floor, New York, New York 10019. This meeting will be open to all National Propane Partners L.P. common unitholders of record as of the close of business on June 23, 1999.

     As described in the enclosed information statement, we have called this meeting to ask you:

          1. To consider and vote upon a proposal to approve and adopt a purchase agreement dated as of April 5, 1999 among Columbia Propane, L.P. and certain of its affiliates, on the one hand, and National Propane Partners, L.P. and certain of its affiliates, on the other. The purchase agreement provides for, among other things, the merger of National Propane Partners, L.P. with and into Columbia Propane, L.P., with Columbia Propane, L.P. continuing as the surviving limited partnership.

          2. To transact any other business that may properly come before the meeting or any adjournment or postponement of the meeting. National Propane Corporation, the managing general partner of National Propane Partners, L.P., and National Propane Partners, L.P. do not intend to bring any other matters before the meeting, and are not aware of any other matters that are expected to be brought properly before the meeting.

     The merger is the second step in a two-part transaction, the purpose of which is the acquisition by Columbia Propane, L.P. and Columbia Propane Corporation of (i) all of the National Propane Partners, L.P. common units representing limited partner interests and all of the subordinated units representing subordinated general partner interests in National Propane Partners, L.P., and (ii) substantially all of the limited partner interests in National Propane, L.P., a subsidiary operating partnership of National Propane Partners, L.P. The first step was a tender offer commenced by Columbia Propane, L.P. on April 9, 1999 for all of the outstanding National Propane Partners, L.P. common units, at a purchase price of $12.00 per common unit, net to the seller in cash without interest. Columbia Propane, L.P. has advised us that under the terms of the tender offer, which expired on May 6, 1999, Columbia Propane, L.P. purchased 5,922,454 National Propane Partners, L.P. common units (representing approximately 88.4% of the common units outstanding).

     Upon the completion of the merger, all National Propane Partners, L.P. common units (other than common units owned by Columbia Propane, L.P. or any of its affiliates) will be converted into the right to receive $12.00 in cash, without interest.

     The approval of the holders of a majority of all outstanding National Propane Partners, L.P. common units and the majority of all outstanding National Propane Partners, L.P. subordinated units is needed to approve and adopt the purchase agreement. National Propane Corporation owns all outstanding National Propane Partners, L.P. subordinated units and has agreed, pursuant to the purchase agreement, to vote all National Propane Partners, L.P. subordinated units in favor of approval and adoption of the purchase agreement and the merger. In addition, Columbia Propane, L.P. has agreed, in the purchase agreement, to vote all National Propane Partners, L.P. common units it beneficially owns in favor of approval and adoption of the purchase agreement and the merger. THEREFORE, BECAUSE THE APPROVAL OF THE HOLDERS OF A MAJORITY OF ALL OUTSTANDING NATIONAL PROPANE PARTNERS, L.P. COMMON UNITS IS SUFFICIENT TO APPROVE AND ADOPT THE PURCHASE AGREEMENT AND THE MERGER, COLUMBIA PROPANE, L.P., WHICH OWNS 88.4% OF THE COMMON UNITS OUTSTANDING, CAN CAUSE THE MERGER TO OCCUR WITHOUT THE AFFIRMATIVE VOTE OF ANY OTHER NATIONAL PROPANE PARTNERS, L.P. COMMON UNITHOLDER.

     Whether or not you plan to attend the special meeting, please read the attached information statement carefully. NATIONAL PROPANE PARTNERS, L.P. IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

     Please do not send in your National Propane Partners, L.P. common unit certificates at this time. Immediately following the merger, you will be sent a letter of transmittal for that purpose.

                                          Sincerely,

                                          /s/ Ronald R. Rominiecki

                                          RONALD R. ROMINIECKI
                                          President and Chief Operating Officer

                          NATIONAL PROPANE CORPORATION
                             SUITE 1700, IES TOWER
                              200 FIRST STREET SE
                            CEDAR RAPIDS, IOWA 52401

                              -------------------

                             INFORMATION STATEMENT

                              -------------------

                         SPECIAL MEETING OF HOLDERS OF
                        NATIONAL COMMON UNITS TO BE HELD
                             MONDAY, JULY 19, 1999

                              -------------------

                     WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY

                              -------------------

     This Information Statement is being furnished to the holders of common units representing limited partner interests (the 'National Common Units') of National Propane Partners, L.P., a Delaware limited partnership (the 'National MLP'), in connection with the special meeting of holders of National Common Units (the 'Special Meeting') to be held on Monday, July 19, 1999 at 10:00 a.m., local time, at the offices of LeBoeuf, Lamb, Greene & MacRae, L.L.P., 125 West 55th Street, 16th Floor, New York, New York, 10019, including any adjournments or postponements thereof. This Information Statement is first being mailed to holders of National Common Units on or about June 25, 1999. The Special Meeting is being held in connection with the proposed merger (the 'Merger') of the National MLP with and into Columbia Propane, L.P., a Delaware limited partnership (the 'Purchaser') and an indirect, wholly-owned subsidiary of Columbia Propane Corporation ('Purchaser Holdings'), pursuant to a Purchase Agreement dated as of April 5, 1999 (the 'Purchase Agreement') by and among the Purchaser, Purchaser Holdings, CP Holdings, Inc., a Delaware corporation and the managing general partner of the Purchaser (the 'Purchaser General Partner'), the National MLP, National Propane Corporation, a Delaware corporation and the managing general partner of the National MLP (the 'National MGP'), National Propane SGP, Inc., a Delaware corporation and the special general partner of the National MLP (the 'National SGP' and, together with the National MGP, the 'General Partners') and Triarc Companies, Inc. ('Triarc'). A copy of the Purchase Agreement is attached to this Information Statement as Annex A. Under the terms of the Purchase Agreement, upon consummation of the Merger, (i) the National MLP will be merged with and into the Purchaser, with the Purchaser continuing as the surviving limited partnership (the 'Surviving Entity') and
(ii) each outstanding National Common Unit (other than National Common Units owned by the Purchaser or any of its affiliates) will be converted into the right to receive $12.00 in cash, without interest thereon (the 'Merger Consideration'). The Board of Directors (the 'National Board') of the National MGP has fixed the close of business on June 23, 1999 as the record date (the 'Record Date') for the Special Meeting.

     At the Special Meeting, the holders of National Common Units (the 'Unitholders') will vote on (i) a proposal to approve and adopt the Purchase Agreement and all of the transactions contemplated thereby, including the Merger, and (ii) such other business as may properly come before the meeting. As discussed below, the Purchaser can approve such proposal without the vote of any other Unitholder.

     The Merger is the second step in a two-part transaction, the purpose of which is the acquisition by the Purchaser of (i) all of the National Common Units and all of the subordinated units representing subordinated general partner interests in the National MLP (the 'National Subordinated Units'), (ii) all of the unsubordinated general partner interests in the National MLP (the 'National MLP GP Interests') and all of the Incentive Distribution Rights representing general partner interests in the National MLP (the 'Incentive Distribution Rights'), and (iii) all of the unsubordinated general partner interests in the National MLP's operating partnership, National Propane, L.P., a Delaware limited partnership (the 'National OLP') and substantially all of the limited partner interests in the National OLP. The first step was a tender offer (the 'Offer') commenced by the Purchaser on April 9, 1999 for all outstanding National Common Units, at a purchase price of $12.00 per National Common Unit, net to the seller in cash without interest thereon (the 'Offer Consideration'). The Purchaser has advised the National MGP that pursuant to the Offer, which expired at 12:00 midnight, New York City time on May 6, 1999, the Purchaser purchased 5,922,454 National Common Units (representing approximately 88.4% of the National Common Units then outstanding).

     The approval of the holders of a majority of all outstanding National Common Units and the majority of all outstanding National Subordinated Units is needed to approve and adopt the Purchase Agreement and all of the transactions contemplated thereby, including the Merger. The National MGP, which owns all outstanding National Subordinated Units, has agreed, pursuant to the Purchase Agreement, to vote all National Subordinated Units in favor of approval and adoption of the Purchase Agreement and all of the transactions contemplated thereby, including the Merger. In addition, the Purchaser has agreed, pursuant to the Purchase Agreement, to vote all National Common Units it owns in favor of approval and adoption of the Purchase Agreement and all of the transactions contemplated thereby, including the Merger. Therefore, because the approval of the holders of a majority of all outstanding National Common Units is sufficient to approve and adopt the Purchase Agreement and all of the transactions contemplated thereby, including the Merger, the Purchaser, which owns on the Record Date approximately 88.4% of the National Common Units outstanding, can cause the approval and adoption of the Purchase Agreement and all of the transactions contemplated thereby, including the Merger, to occur without the affirmative vote of any other holder of National Common Units. The vote will also constitute a consent to or waiver of any applicable provisions of the National MLP Partnership Agreement (as defined below) or the National OLP Partnership Agreement (as defined below) requiring any consent to or waiver of the transactions contemplated by the Purchase Agreement. For a description of the transactions contemplated by the Purchase Agreement, see 'The Purchase Agreement -- Agreements to Purchase Acquired Interests; The Merger.'

     Whether or not you plan to attend the Special Meeting, please read this Information Statement carefully. Although no action is required by the Unitholders in connection with the proposed Merger, the rules under the Securities Exchange Act of 1934, as amended (the 'Exchange Act'), require the mailing to the Unitholders of the information set forth in this Information Statement prior to June 29, 1999, which is 20 days prior to the date of the Special Meeting. This Information Statement is first being mailed to Unitholders on or about June 24, 1999.

     Please do not send in your certificates representing National Common Units at this time. If the Merger is consummated, you will be sent a letter of transmittal for that purpose as soon as reasonably practicable thereafter.

THE ACCURACY OR ADEQUACY OF THIS INFORMATION STATEMENT HAS NOT BEEN PASSED
  UPON BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
              COMMISSION. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                      ------------------------------------

            The date of this Information Statement is June 24, 1999.

                               TABLE OF CONTENTS

AVAILABLE INFORMATION......................................................................................      1
FORWARD-LOOKING STATEMENTS.................................................................................      1
SUMMARY....................................................................................................      3
INFORMATION CONCERNING THE SPECIAL MEETING.................................................................      8
BACKGROUND OF THE OFFER AND THE MERGER.....................................................................      9
     Ownership of the National MLP and the Decision to Sell................................................      9
     The Bid Process.......................................................................................     10
RECOMMENDATION OF THE NATIONAL BOARD, CONFLICTS OF INTEREST AND FIDUCIARY DUTY.............................     19
REASONS FOR THE RECOMMENDATION.............................................................................     20
     General...............................................................................................     20
     The National Board's Special Committee................................................................     20
     The Lehman Brothers Opinion...........................................................................     21
     Uncertainties Associated with Projections.............................................................     28
PURPOSE AND STRUCTURE OF THE OFFER AND THE MERGER..........................................................     29
CONDITIONS TO THE PURCHASE OF THE ACQUIRED INTERESTS AND THE MERGER........................................     29
THE PURCHASE AGREEMENT.....................................................................................     30
FINANCING THE TRANSACTION..................................................................................     41
PAYMENT FOR THE NATIONAL COMMON UNITS......................................................................     41
ACCOUNTING TREATMENT OF THE MERGER.........................................................................     42
DELISTING OF NATIONAL COMMON UNITS.........................................................................     42
CERTAIN FEDERAL INCOME TAX CONSEQUENCES....................................................................     42
PRICE RANGE OF THE NATIONAL COMMON UNITS; DISTRIBUTIONS ON THE NATIONAL COMMON UNITS.......................     44
CERTAIN INFORMATION CONCERNING THE PURCHASER, PURCHASER GENERAL PARTNER, PURCHASER HOLDINGS AND COLUMBIA
  ENERGY GROUP.............................................................................................     46
CERTAIN INFORMATION CONCERNING THE NATIONAL MLP............................................................     48
     Business..............................................................................................     48
     Properties............................................................................................     53
     Legal Proceedings.....................................................................................     55
     Selected Historical Consolidated Financial and Operating Data.........................................     55
     Management's Discussion and Analysis of Financial Condition and Results
       of Operations.......................................................................................     58
     Quantitative and Qualitative Disclosures about Market Risk............................................     69
     Financial Statements and Supplementary Data...........................................................     69
     Changes in and Disagreements with Accountants on Accounting and Financial Disclosure..................     69
OWNERSHIP OF NATIONAL COMMON UNITS BY DIRECTORS AND EXECUTIVE OFFICERS OF THE NATIONAL MGP AND CERTAIN
  UNITHOLDERS..............................................................................................     70
CERTAIN LEGAL MATTERS......................................................................................     70
OTHER MATTERS..............................................................................................     70
ANNEX A -- Purchase Agreement..............................................................................    A-1
ANNEX B -- Opinion of Lehman Brothers......................................................................    B-1
ANNEX C -- Financial Statements and Supplementary Data for the Years Ended December 31, 1996, 1997 and
           1998............................................................................................    C-1
ANNEX D -- Financial Information derived from National MLP's Quarterly Report on Form 10-Q for the Quarter
           Ended March 31, 1999............................................................................    D-1

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                             AVAILABLE INFORMATION

     The National MLP is subject to the information and filing requirements of the Exchange Act and is required to file periodic reports and other information with the Securities and Exchange Commission (the 'SEC') relating to its business, financial condition and other matters. The Tender Offer Statement on
Schedule 14D-1, dated April 9, 1999 (the 'Schedule 14D-1'), filed by the Purchaser, Purchaser Holdings, Purchaser General Partner and Columbia Energy Group, and the Solicitation/Recommendation Statement on Schedule 14D-9 dated April 15, 1999 (the 'Schedule 14D-9'), filed by the National MLP, each in connection with the Offer, and the respective exhibits thereto, as well as such reports and other information filed by the National MLP, are available for inspection and copying at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the regional offices of the SEC located at Seven World Trade Center, 13th Floor, New York, New York 10007 and at the Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material may also be obtained by mail, upon payment of the SEC's customary fees, from the SEC's principal office at 450 Fifth Street, N.W., Washington, D.C. 20549. The SEC also maintains a World Wide Web site on the Internet at http://www.sec.gov that contains reports and other information filed electronically by the National MLP with the SEC.

     Statements contained in this Information Statement as to the contents of any contract or other document referred to herein or therein are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an annex to this Information Statement, each such statement being qualified in all respects by such reference. All information with respect to the Purchaser has been supplied by the Purchaser, Purchaser Holdings, Purchaser General Partner or Columbia Energy Group or has been derived from the Schedule 14D-1.

                           FORWARD-LOOKING STATEMENTS

     Certain statements in this Information Statement, including statements under 'Management's Discussion and Analysis of Financial Condition and Results of Operations' and elsewhere in this Information Statement that are not historical facts, including most importantly, statements relating to the proposed transaction between the National MLP and the Purchaser (and affiliates thereof), information concerning possible or assumed future results of operations of the National MLP and statements preceded by, followed by, or that include the words 'may,' 'believes,' 'expects,' 'anticipates' or the negation thereof, or similar expressions constitute 'forward-looking statements' within the meaning of the Private Securities Litigation Reform Act of 1995 (the 'Reform Act'). Such forward-looking statements involve risks, uncertainties and other factors which may cause actual results, performance or achievements of the National MLP to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. For those statements, the National MLP claims the protection of the safe harbor for forward-looking statements contained in the Reform Act. Many important factors could affect the future results of the National MLP and could cause those results to differ materially from those expressed in the forward-looking statements contained herein. Such factors include, but are not limited to, the following: changes in wholesale propane prices; regional weather conditions; the ability to attract and retain customers; general economic conditions where the National MLP operates; competition from other energy sources and within the propane industry; success of operating initiatives; development and operating costs; advertising and promotional efforts; the existence or absence of adverse publicity; change in business strategy or development plans; quality of management; availability, terms and deployment of capital; business ability and judgment of personnel; availability of qualified personnel; labor and employee benefit costs; the success of the National MLP in identifying systems and programs that are not yet Year 2000 compliant; unexpected costs associated with Year 2000 compliance or the business risk associated with Year 2000 non-compliance by customers and/or suppliers; changes in, or failure to comply with, government regulations (including accounting standards, environmental laws and taxation requirements); the costs, uncertainties and other effects of legal and administrative proceedings and other risks and uncertainties referred to in this Information Statement and other current and periodic filings by the National MLP. The National MLP will not undertake and specifically declines any obligation to publicly release the result of any revisions to any forward-looking statements to reflect events or circumstances after anticipated or unanticipated events. In addition, it is the National MLP's policy generally not to make any specific projections as to future earnings, and the National MLP does not endorse any projections regarding future performance that may be made by third parties.

     Cash distributions on the National Common Units were suspended in January 1999 with respect to the fourth quarter of 1998 and are currently prohibited under the terms of the National MLP's debt agreements until all bank indebtedness is repaid in full. Under the terms of the Purchase Agreement, the National MLP is prohibited from paying any further distributions to holders of National Common Units without the prior written consent of the Purchaser General Partner, which consent the Purchaser General Partner has advised it intends not to give. None of the arrearages with respect to any previous quarter will be paid in connection with the Merger and pursuant to the terms of the Purchase Agreement.

                                    SUMMARY

     The following is a summary of certain information contained elsewhere in this Information Statement. This summary does not purport to be complete and is qualified in its entirety by the more detailed information contained elsewhere in this Information Statement and the Annexes hereto. Holders of National Common Units are urged to read this Information Statement and the Annexes hereto in their entirety. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THE PARTIES

     The National MLP and Related Parties. The National MLP is a Delaware limited partnership which, through a subsidiary partnership, the National OLP, is engaged primarily in (i) the retail marketing of propane to residential, commercial and industrial, and agricultural customers and to dealers that resell propane to residential and commercial customers and (ii) the retail marketing of propane-related supplies and equipment, including home and commercial appliances. The address of the principal executive offices of the National MLP is Suite 1700, Alliant Tower, 200 First Street SE, Cedar Rapids, Iowa 52401. The telephone number of the National MLP is (319) 365-1550. For more information regarding the National MLP, see 'Certain Information Concerning the National MLP.' The National MGP is a Delaware corporation and an indirect wholly-owned subsidiary of Triarc.

     The Purchaser. The Purchaser is a Delaware limited partnership. The Purchaser was organized to acquire the National MLP and has not conducted any unrelated activities since its organization. The Purchaser General Partner is a Delaware corporation and an indirect wholly-owned subsidiary of Columbia Energy Group, which was organized to be a managing general partner to the Purchaser and has not conducted any unrelated activities since its organization. All of the issued and outstanding shares of the Purchaser General Partner are beneficially owned by Purchaser Holdings. Purchaser Holdings is a Delaware corporation. Purchaser Holdings sells propane at wholesale and retail in parts of ten states and the District of Columbia. Columbia Energy Group is a Delaware corporation, and a registered holding company under the Public Utility Holding Company Act of 1935, as amended. Columbia Energy Group and its subsidiaries comprise one of the nation's largest integrated natural gas systems engaged in natural gas transmission, natural gas distribution, and exploration for and production of natural gas and oil. Columbia Energy Group is also engaged in related energy businesses including the marketing of natural gas and electricity, the generation of electricity and the distribution of propane. For more information concerning the Purchaser and its affiliates, see 'Certain Information Concerning the Purchaser, the Purchaser General Partner, Purchaser Holdings and Columbia Energy Group.'

THE MERGER

     The Merger is the second step in a two-part transaction, the purpose of which is the acquisition by the Purchaser of (i) all of the National Common Units and National Subordinated Units, (ii) all of the National MLP GP Interests and all of the Incentive Distribution Rights, and (iii) all of the unsubordinated general partner interests and substantially all of the limited partner interests in the National OLP. The first step was the Offer, commenced by the Purchaser, Purchaser Holdings, the Purchaser General Partner and Columbia Energy Group on April 9, 1999 for all outstanding National Common Units, at a purchase price of $12.00 per National Common Unit. The Purchaser has advised the National MGP that pursuant to the Offer, which expired at 12:00 midnight New York City time on May 6, 1999, the Purchaser purchased 5,922,454 National Common Units (representing approximately 88.4% of the National Common Units then outstanding).

     Upon the consummation of the Merger, all National Common Units (other than National Common Units owned by the Purchaser or any of its affiliates) will be converted into the right to receive $12.00 in cash, without interest thereon.

THE SPECIAL MEETING

     Date, Time and Place. Monday, July 19, 1999 at 10:00 a.m., local time, at the offices of LeBoeuf, Lamb, Greene & MacRae, L.L.P., 125 West 55th Street, 16th Floor, New York, New York, 10019.

     Purpose. To consider and vote upon a proposal to approve and adopt the Purchase Agreement and the Merger. See 'Information Concerning the Special Meeting.'

     Record Date. The close of business on June 23, 1999.

     Vote Required. The approval of the holders of a majority of all outstanding National Common Units and the majority of all outstanding National Subordinated Units is needed to approve and adopt the Purchase Agreement and all of the transactions contemplated thereby, including the Merger. The National MGP, which owns all outstanding National Subordinated Units, has agreed, pursuant to the Purchase Agreement, to vote all National Subordinated Units in favor of approval and adoption of the Purchase Agreement and all of the transactions contemplated thereby, including the Merger. In addition, the Purchaser has agreed, pursuant to the Purchase Agreement, to vote all National Common Units it owns in favor of approval and adoption of the Purchase Agreement and all of the transactions contemplated thereby, including the Merger. Because the approval of the holders of a majority of all outstanding National Common Units is sufficient to approve and adopt the Purchase Agreement and all of the transactions contemplated thereby, including the Merger, the Purchaser, which owns on the Record Date approximately 88.4% of the National Common Units outstanding, can cause the approval and adoption of the Purchase Agreement and all of the transactions contemplated thereby, including the Merger, to occur without the affirmative vote of any other holder of National Common Units. THEREFORE, YOU ARE NOT BEING ASKED FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND ONE. The vote will also constitute a consent to or waiver of any applicable provisions of the National MLP Partnership Agreement (as defined below) or the National OLP Partnership Agreement (as defined below) requiring any consent to or waiver of the transactions contemplated by the Purchase Agreement. For a description of the transactions contemplated by the Purchase Agreement, see 'The Purchase
Agreement -- Agreements to Purchase Acquired Interests; The Merger.' Holders of record may vote the National Common Units, if they so wish, by attending the Special Meeting in person. See 'Information Concerning the Special Meeting.'

BENEFICIAL OWNERSHIP BY THE PURCHASER

     The Purchaser has advised the National MLP that following the expiration of the Offer at 12:00 midnight, New York City time on May 6, 1999, the Purchaser accepted for payment 5,922,454 National Common Units, which gave the Purchaser beneficial ownership of approximately 88.4% of the outstanding National Common Units, which number of National Common Units it owns as of the Record Date.

PAYMENT FOR THE NATIONAL COMMON UNITS

     The Surviving Entity will make available to the paying agent, ChaseMellon Shareholder Services, L.L.C. (the 'Paying Agent'), as agent for the Unitholders of record, as needed, the aggregate amount of cash to be paid in respect of the National Common Units pursuant to the Merger. Unitholders of record should use the letter of transmittal referred to below to effect the surrender of certificates in exchange for $12.00 per National Common Unit in cash, without interest. All certificates so surrendered will be cancelled.

     Please do not send in your certificates representing National Common Units at this time. If the Merger is consummated, a letter of transmittal will be sent to Unitholders of record as soon as reasonably practicable thereafter. Unitholders may also obtain copies of the letter of transmittal through ChaseMellon Shareholder Services, L.L.C., the Paying Agent.

     Upon surrender of a certificate representing National Common Units, together with a properly completed and duly executed letter of transmittal, the holder thereof will receive in exchange for each

National Common Unit $12.00 in cash, without interest. At any time following the first anniversary after the effective time of the Merger, the Surviving Entity shall be entitled to require the Paying Agent to deliver to it any funds which have been made available to the Paying Agent and not disbursed to former holders of National Common Units (including, without limitation, all interest and other income received by the Paying Agent in respect of all funds made available to
it), and, thereafter, such former holders shall be entitled to look to the Surviving Entity (subject to abandoned property, escheat and other similar laws) only as general creditors thereof with respect to the $12.00 per former National Common Unit payable upon due surrender of the certificates held by them.

RECOMMENDATION OF THE SPECIAL COMMITTEE AND THE NATIONAL BOARD

     A special committee was established by the National Board to review and evaluate any agreement reached regarding a potential transaction and to make a recommendation on behalf of the holders of the National Common Units with respect to any such agreement (the 'Special Committee'). The National Board, acting on the recommendation of the Special Committee, has unanimously approved and adopted the Purchase Agreement, the Offer and the Merger, and has determined that the Offer and the Merger are fair to and in the best interests of the Unitholders.

     Any determination of fairness involves many different issues and considerations, and is inherently subjective. Further, conflicts of interest were present in negotiating and structuring the transaction and in determining the allocation of the consideration to be received by the holders of National Common Units, on the one hand, and the General Partners, on the other hand. Triarc, the parent of the National MGP, has differing interests in the National MLP from you. Each member of the National Board is or was either an officer or director of Triarc or a subsidiary of Triarc, or has had business relationships with Triarc, a subsidiary of Triarc, or members of Triarc's Board of Directors.

     In addition, the process by which the Special Committee considered the fairness of the transactions was not the equivalent of an arms' length negotiation with the National MGP and Triarc. In this regard, (i) the director who served on the Special Committee was also a director of the National MGP, with social and professional ties to the other directors of the National MGP, and with statutory fiduciary duties to the shareholders of the National MGP and
(ii) the Special Committee did not have available to it, as a practical matter, the management resources that would have been available to an independent company negotiating with Triarc. The Special Committee and its financial and legal advisors, however, had access to all available information that was provided to potential purchasers of the National MLP. It should also be noted that the Special Committee did not have any direct discussions or contacts with any potential purchaser of the National MLP (although it did have a number of meetings with the National MGP and with Triarc).

     Mr. Willis G. Ryckman III, the sole member of the Special Committee, currently serves as a member of the National Board and serves as chairman and/or director of a number of other companies. From 1986-1988, Mr. Ryckman served on the Board of Directors of Triangle Industries, Inc., a public company then controlled by Mr. Nelson Peltz and Mr. Peter May. Messrs. Peltz and May are directors of the National MGP and serve, respectively, as Chairman and Chief Executive Officer and President and Chief Operating Officer, as well as directors of Triarc. Messrs. Peltz and May have each invested in private investment funds managed by Mr. Ryckman and each currently owns investments with a cost basis of approximately $100,000 in such funds. For his service on the Special Committee, Mr. Ryckman has been paid a fee of $50,000 plus $750 per meeting of the Special Committee and has been reimbursed for his out-of-pocket expenses related to his service on the Special Committee. He is also entitled to, as are all members of the National Board, certain rights of indemnification by the National MGP that have been guaranteed by Triarc.

     See 'Recommendation of the National Board, Conflicts of Interest and Fiduciary Duty' for more information.

OPINION OF THE FINANCIAL ADVISORS

     On April 1, 1999, Lehman Brothers Inc. ('Lehman Brothers') delivered its opinion to the Special Committee of the National Board to the effect that as of such date, and based upon and subject to certain matters stated therein, from a financial point of view, the cash consideration of $12.00 per National Common Unit to be received by the Unitholders in the Offer and the Merger was fair to the holders of the National Common Units. A copy of Lehman Brothers' written opinion, setting forth the assumptions made, factors considered and limitations upon the review undertaken by Lehman Brothers, is attached to this Information Statement as Annex B. Holders of National Common Units are urged to read this opinion in its entirety. For a summary of Lehman Brothers' opinion and the methodology Lehman Brothers used to render its fairness opinion, see 'Reasons for the Recommendation.'

BACKGROUND OF THE OFFER AND THE MERGER

     For a description of the events leading to the approval of the Purchase Agreement, the Offer and the Merger by the Special Committee and the National Board and of other events since such approval, see 'Background of the Offer and the Merger.'

PURPOSE AND STRUCTURE OF THE OFFER AND THE MERGER

     The purpose of the Offer and the Merger is for the Purchaser and its affiliates to acquire all of the National Common Units. The Purchaser and Purchaser General Partner intend to acquire, directly or indirectly, (i) any remaining outstanding National Common Units not acquired in the Offer by consummating the Merger and all of the National Subordinated Units, (ii) all of the unsubordinated general partner interests in the National MLP and all of the Incentive Distribution Rights, and (iii) all of the general partner interests and substantially all of the limited partner interests (except for the 1% Special OLP Interest, as defined below) in the National MLP's operating partnership, the National OLP. The Offer, the Merger and the other transactions effecting the acquisition of such interests in the National MLP and in the National OLP are being made pursuant to the Purchase Agreement.

CONDITIONS TO THE MERGER

     For a discussion of certain conditions to the Merger and related transactions, see 'Conditions to the Purchase of the Acquired Interests and the Merger.'

FINANCING THE TRANSACTION

     The total amount of funds required by the Purchaser to purchase the National Common Units pursuant to the Offer and to pay for National Common Units converted into the right to receive cash pursuant to the Merger is estimated to be approximately $80.4 million. The Purchaser has advised the National MGP that it paid approximately $71.1 million for the 5,922,454 National Common Units it purchased at the expiration of the Offer on May 6, 1999. The Purchaser funded the purchase of the National Common Units made in connection with the Offer with a capital contribution from the Purchaser General Partner, who in turn received a capital contribution from Purchaser Holdings and, indirectly, from Columbia Energy Group. The consideration to be paid to remaining Unitholders in the Merger, as well as transaction fees and expenses, will be funded in a similar manner. See 'Financing the Transaction' for more information.

ACCOUNTING TREATMENT OF THE MERGER

     It is expected that the purchase method of accounting will be used to account for the Merger, upon consummation, in accordance with generally accepted accounting principles. See 'Accounting Treatment of the Merger.'

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     An exchange of National Common Units for the Merger Consideration will be a taxable transaction for federal income tax purposes. Unitholders are urged to consult their own tax advisors as to the particular tax consequences of the Merger to them, including the applicability of federal, local, foreign and other tax laws. For a discussion of certain federal income tax consequences of the Merger, see 'Certain Federal Income Tax Consequences.'

PRICE OF THE NATIONAL COMMON UNITS

     The National Common Units are traded on the New York Stock Exchange (the 'NYSE') under the symbol 'NPL.' On April 5, 1999, the last full day of trading before the public announcement of the execution of the Purchase Agreement, the reported closing sale price of the National Common Units on the NYSE was $6 13/16 per National Common Unit. On April 8, 1999, the last full day of trading before the commencement of the Offer, the reported last sale price of the National Common Units on the NYSE was $11 1/2 per National Common Unit. On June 23, 1999, the last full day of trading before the mailing of this Information Statement, the reported closing sale price of the National Common Units on the NYSE was $11 3/4 per National Common Unit. See 'Price Range of the National Common Units; Distributions on the National Common Units' for market price information and a description of the quarterly distributions.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     See 'Ownership of National Common Units By Directors and Executive Officers of the National MGP and Certain Unitholders' for a beneficial ownership chart and a description of beneficial ownership.

ABSENCE OF APPRAISAL RIGHTS

     Unitholders are not entitled to dissenters' rights of appraisal under Delaware law as a consequence of the Merger.

                   INFORMATION CONCERNING THE SPECIAL MEETING

     Time, Place, Date. This Information Statement is being furnished to the Unitholders in connection with the Special Meeting to be held on Monday, July 19, 1999 at 10:00 a.m. local time, at the offices of LeBoeuf, Lamb, Greene & MacRae, L.L.P., 125 West 55th Street, 16th Floor, New York, New York, 10019, including any adjournments or postponements thereof.

     Purpose of the Special Meeting. At the Special Meeting, Unitholders will vote on a proposal to approve and adopt the Purchase Agreement and all of the transactions contemplated thereby, including the Merger, pursuant to which the National MLP will be merged with and into the Purchaser, with the Purchaser as the Surviving Entity at and after the effective time of the Merger (the 'Effective Time'). As discussed below, the Purchaser can approve such proposal without the vote of any other Unitholder. Unitholders will also consider such other business as may properly come before the meeting. Additional information concerning the Special Meeting and the Purchase Agreement is set forth below.

     Record Date; Quorum; Outstanding National Common Units Entitled to Vote. The Record Date for the Special Meeting has been fixed as the close of business on June 23, 1999. Only Unitholders of record on the Record Date are entitled to notice of and to vote at the Special Meeting. Unitholders on the Record Date are entitled to one vote on matters properly presented at the Special Meeting for each National Common Unit held. A list of Unitholders will be available for examination by holders of National Common Units, for any purpose related to the Special Meeting, during the 20-day period preceding the Special Meeting, at the offices of the National MLP.

     On the Record Date, there were 6,701,550 National Common Units outstanding, held of record by approximately 65 registered holders. The presence in person of holders of a majority of the National Common Units entitled to vote will constitute a quorum for the transaction of business at the Special Meeting. Because the National Common Units owned by the Purchaser and its affiliates will be represented at the Special Meeting, a quorum will be present, even if no other Unitholders are present.

     Vote Required. Pursuant to the Amended and Restated Agreement of Limited Partnership of the National MLP dated as of July 2, 1996, as amended (the 'National MLP Partnership Agreement'), the approval of the holders of a majority of all outstanding National Common Units and the majority of all outstanding National Subordinated Units is needed to approve and adopt the Purchase Agreement and all of the transactions contemplated thereby, including the Merger. The National MGP, which owns all outstanding National Subordinated Units, has agreed, pursuant to the Purchase Agreement, to vote all National Subordinated Units in favor of approval and adoption of the Purchase Agreement and all of the transactions contemplated thereby, including the Merger. In addition, the Purchaser has agreed, pursuant to the Purchase Agreement, to vote all National Common Units it owns in favor of approval and adoption of the Purchase Agreement and all of the transactions contemplated thereby, including the Merger. Therefore, because the approval of the holders of a majority of all outstanding National Common Units is sufficient to approve and adopt the Purchase Agreement and all of the transactions contemplated thereby, including the Merger, the Purchaser, which owns on the Record Date approximately 88.4% of the National Common Units outstanding, can cause the approval and adoption of the Purchase Agreement and all of the transactions contemplated thereby, including the Merger, to occur without the affirmative vote of any other holder of National Common Units. The vote will also constitute a consent to or waiver of any applicable provisions of the National MLP Partnership Agreement or the National OLP Partnership Agreement requiring any consent to or waiver of the transactions contemplated by the Purchase Agreement. For a description of the transactions contemplated by the Purchase Agreement, see 'The Purchase
Agreement -- Agreements to Purchase Acquired Interests; The Merger.' WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND ONE. You may vote your National Common Units, if you so wish, by attending the Special Meeting in person.

     Exchange and Payment Procedures. As soon as practicable after the Effective Time, the Paying Agent will mail to each record holder of National Common Units as of the Effective Time a letter of transmittal and instructions for use in effecting the surrender of such certificate in exchange for the Merger Consideration. Upon surrender to the Paying Agent of a certificate representing a National Common Unit, together with such letter of transmittal, duly executed, and such other documents as may reasonably be required by the Paying Agent, the holder of such certificate shall be entitled to receive

$12.00 per National Common Unit in cash, without interest thereon. Until surrendered in accordance with the foregoing instructions, each certificate representing a National Common Unit will represent for all purposes only the right to receive the Merger Consideration.

     Unitholders should not send their National Common Unit certificates to the Paying Agent at the present time. National Common Unit certificates should be sent to the Paying Agent only pursuant to instructions set forth in the letter of transmittal. Following the Merger, Unitholders of record will receive copies of the letter of transmittal from the Purchaser, and copies may also be obtained through the Paying Agent. In all cases, the Merger Consideration will be provided only in accordance with the procedures set forth in this Information Statement, the Purchase Agreement and the letter of transmittal.

     Any Merger Consideration made available to the Paying Agent that remains unclaimed by former holders of National Common Units for one year after the Effective Time will be delivered to the Surviving Entity, and any such former holders who have not theretofore made an exchange must thereafter look to the Surviving Entity for payment of their claim for Merger Consideration.

                     BACKGROUND OF THE OFFER AND THE MERGER

OWNERSHIP OF THE NATIONAL MLP AND THE DECISION TO SELL

     Beginning in April 1993 (the date that a change of control of Triarc occurred), Triarc's business strategy included focusing its business resources on its then four core businesses: beverages, restaurants, textiles and specialty chemicals and liquefied petroleum gas. Beginning in 1995, Triarc began the process of expanding its beverage business by acquiring Mistic Brands, Inc. At approximately the same time, Triarc retained investment banking firms to review strategic alternatives to maximize the value of its textiles and specialty chemicals and liquefied petroleum gas businesses. In April 1996, Triarc completed the sale of its textile business and in July 1996 Triarc completed the National MLP's initial public offering of National Common Units (the 'IPO') which resulted in the sale to the public by Triarc of approximately 57% of the National MLP. Following the National MLP's IPO, Triarc continued to expand its beverage business, acquiring Snapple Beverage Corp. and Cable Car Beverage Corporation. In December 1997, Triarc completed the sale of its specialty chemical business and effective as of the close of business on December 28, 1997, Triarc began to account for its interest in the National MLP utilizing the equity method of accounting. Thus, by the end of 1997, Triarc had become a consumer products company, focusing on its beverage and restaurant franchising business.

     In the spring of 1996 and following the National MLP's IPO, Triarc had discussions with numerous potential purchasers (including publicly traded propane retailers, other entities in the propane distribution business and financial buyers), regarding a potential transaction involving the National MLP. Through 1998, more than ten parties executed confidentiality agreements with Triarc and received confidential information regarding the National MLP. In several instances beginning in late 1997 and through 1998, discussions with third parties advanced to a stage where outside advisors of Triarc and of potential purchasers discussed, over a course of months, possible transactions. None of these discussions, however, led to an agreement.

     Because the National MLP's operating results were below budget during the 1997-1998 winter season, the National OLP was unable to comply with certain covenants under the credit agreement dated June 26, 1996, as amended (the 'Credit Agreement'), by and among the National OLP, BankBoston, N.A., and the bank lenders (the 'Banks') thereunder. As a result, in March 1998, the National MLP was required to negotiate certain amendments to the Credit Agreement. Effective as of December 31, 1997, these amendments modified certain covenants, reduced the amount of the National OLP's acquisition facility from $40.0 million to $20.0 million, and extended the conversion date of the National OLP's acquisition facility from June 30, 1998 to June 30, 1999 (at which time the acquisition facility begins scheduled amortization). At the time of such amendments, the National MGP agreed to forego any additional distributions on its National Subordinated Units in order to facilitate compliance with covenant restrictions in the Credit Agreement. Accordingly, no distributions were declared or paid on the National Subordinated Units with respect to the National MLP's 1998 fiscal year. By June 30, 1998, however, the National MLP was again not in compliance with certain covenants of the Credit

Agreement and further amendments to the debt agreements were negotiated. As a result of these amendments, which were effective as of June 30, 1998, (i) the National OLP's working capital facility was reduced from $15.0 million to $10.0 million; (ii) the Banks' commitment under the acquisition facility was permanently reduced from $20.0 million to the outstanding borrowings at June 30, 1998 of approximately $13.0 million; (iii) Triarc was permitted (but not obligated) to prepay through February 14, 1999 up to $10.0 million principal amount of indebtedness owed the National OLP under the $40.7 million note issued by Triarc to the National OLP (the 'Triarc Note'); and (iv) to the extent amounts received from such prepayments were not used to make distributions to common unitholders, such amounts could be included in the National MLP's determination of consolidated cash flow for purposes of compliance with certain leverage and interest coverage ratios requirements. During August and September 1998, Triarc prepaid an aggregate of $10.0 million of principal (plus accrued interest), the maximum amount permitted to be prepaid under the amendments. A portion of the Triarc Note prepayments were used to pay distributions to Common Unitholders for the quarter ended June 30, 1998. The National MLP paid approximately $1.2 million in fees and expenses relating to the various amendments to its debt agreements in 1998. In addition, subsequent to such amendments, Fitch IBCA ('Fitch'), a nationally recognized rating agency, conducted its first credit analysis review of the National MLP since the issuance of the National OLP's $125 million 8.54% First Mortgage Notes due June 30, 2010 (the 'First Mortgage Notes') in July 1996. Following this review, the National MLP was notified by Fitch that it had downgraded its rating on the First Mortgage Notes from 'BBB' to 'BB.' As a result of the downgrade, the First Mortgage Notes were no longer considered investment grade securities and the interest rate payable under the Credit Agreement increased.

     As financial results continued to be negatively impacted by warmer-than-usual weather conditions, as well as a loss of customers, the National MLP announced on October 21, 1998 that it had reduced by half the quarterly distribution payable on the National Common Units for the third quarter of 1998.

THE BID PROCESS

     By December 1998, three parties had indicated to Triarc significant interest in purchasing the National MLP. Two of the parties ('Bidder A' and 'Bidder B,' respectively) are publicly traded limited partnerships engaged in the retail marketing of propane, each of which had previously received material non-public information when each entered into a confidentiality agreement with Triarc. The third party, the Purchaser (together with Purchaser Holdings and the Purchaser General Partner, referred to herein as 'Columbia Propane'), is a subsidiary of Purchaser Holdings, a wholly-owned subsidiary of Columbia Energy Group. On November 30, 1998, Columbia Propane had its first meeting with Triarc regarding a potential acquisition of the National MLP. Following this meeting, the parties executed a confidentiality agreement and Columbia Propane was provided with certain non-public financial operating information concerning the National MLP.

     Between December 17, 1998 and December 23, 1998, Andrews & Kurth L.L.P. ('A&K'), counsel to Triarc, forwarded to each of the three potential purchasers a bid package containing an invitation for each purchaser to submit a firm written offer and guidelines for the offer, and a form of purchase agreement which each purchaser was invited to mark with proposed alterations. Offers were required to be received by Triarc and A&K by 12:00 noon on Wednesday, January 6, 1999 and kept open until the close of business Friday, February 26, 1999. In addition, each bidder was encouraged to consult with A&K regarding the form of purchase agreement and was made aware that a final purchase agreement would have to be approved by a Special Committee of the National Board, and by the holders of First Mortgage Notes. The form of purchase agreement originally sent to each of Bidder A and Bidder B contemplated a unit-for-unit merger. The form of purchase agreement sent to Columbia Propane (which does not have publicly traded limited partnership interests) contemplated a cash tender offer for National Common Units followed by a purchase, in a merger, of the remaining National Common Units, and a purchase of the National Subordinated Units, the general partner interests in the National MLP, the unsubordinated general partner interests in the National OLP and the limited partner interests in the National OLP held by the National MLP's general partners (the 'General Partner Interests'). Eventually, all three potential purchasers received and reviewed a form of the purchase agreement contemplating the cash tender offer.

     While the transaction structure under the unit-for-unit purchase agreement and the cash tender offer purchase agreement differed, both were similar in many respects, including the following key goals:

          (i) Consideration to the public holders for their National Common Units had to be cash or a marketable security;

          (ii) Consideration to Triarc and the General Partners of the National MLP for the transfer of general and subordinated limited partnership interests would consist of effective forgiveness of the remaining $30.7 million principal balance of the Triarc Note, together with some additional cash consideration; and

          (iii) Deferral of recognition of a tax gain which would otherwise be recognized upon a sale of all of the National MGP's interest in the National OLP.

     Between January 6, 1999 and January 12, 1999, Triarc and A&K received an offer letter and a marked copy of the form of purchase agreement from each of Bidder A, Bidder B and Columbia Propane.

     Triarc and A&K analyzed the bids and the contracts proposed by the three bidders following receipt of these materials. The following is a summary of the salient points of the three bids:

     Bidder A:           (i) A unit-for-unit merger based on a fixed exchange ratio effectively offering
                         (as of January 6, 1999, the date of receipt of the offer) $8.39 in market value in
                         Bidder A's common units per National Common Unit, (ii) forgiveness of the Triarc
                         Note and a cash payment of $7.5 million for substantially all of the General
                         Partner Interests, (iii) limited protection for Triarc's anticipated tax deferral,
                         (iv) a $10.0 million working capital requirement at closing; (v) significant additional representations and warranties and post-closing indemnification liabilities for breach, and (vi) an array of transactional costs (including those relating to the advisors to the Special Committee, discussed below) to be borne by
                         Triarc. In addition, Bidder A's offer required the consent of its lenders, as well as those of the National OLP. Bidder A's offer expired at 5:00 p.m. on January 20,
                         1999 unless Bidder A was to be invited to negotiate on an exclusive basis.
     Bidder B:           (i) A unit-for-unit merger based on a fixed dollar amount of $8.00 in market value of Bidder B's common units per National Common Unit, (ii) forgiveness of the
                         Triarc Note and a cash payment of $5.0 million for substantially all of the
                         General Partner Interests, (iii) a condition to the merger that the unit price of
                         Bidder B and of the National MLP not fluctuate outside of a 15% band, and (iv) an employee retention program granting Bidder B broad discretion over the number of employees to be retained, and the number to be terminated, following an acquisition. In addition, Bidder B's offer required the consent of its lenders, as well as those of the National OLP.
     Columbia Propane:   (i) A cash tender offer based on $8.00 per National Common Unit, (ii) forgiveness of the Triarc Note and a cash payment of $5.0 million for substantially all of the
                         General Partner Interests, (iii) limited protection for Triarc's anticipated tax deferral, (iv) significant additional representations and warranties and post-closing indemnification liabilities for breach, and (v) an array of transactional costs (including those relating to the advisors to the Special
                         Committee) to be borne by Triarc.

     On January 8, the National Board met and was updated on the status of the efforts to sell the National MLP. At the meeting, the Chairman of the National Board stated that he deemed it advisable and in the best interest of the National MLP's Common Unitholders to designate a special committee of the Board of Directors to review and evaluate any agreement that may be reached regarding a potential transaction and to make a recommendation on behalf of the holders of the National Common Units with respect to any such agreement. Thereafter, the National Board appointed Mr. Ryckman as the sole member of the Special Committee, to review and evaluate a proposed transaction and to make a recommendation to the National Board with respect to such transaction on behalf of holders of the National Common Units. Mr. Ryckman was authorized to employ legal and financial advisors to assist him. By establishing the Special Committee and providing for the employment of legal and financial advisors for the Special Committee, Triarc and the National MGP did not directly or indirectly agree to assume any additional duties or responsibility to you with respect to a possible transaction.

     Mr. Ryckman, the sole member of the Special Committee, currently serves as a member of the National Board and serves as chairman and/or director of a number of other companies. From 1986-1988, Mr. Ryckman served on the Board of Directors of Triangle Industries, Inc., a public company then controlled by Mr. Nelson Peltz and Mr. Peter May. Messrs. Peltz and May are directors of the National MGP and serve, respectively, as Chairman and Chief Executive Officer and President and Chief Operating Officer, as well as directors of Triarc. Messrs. Peltz and May have each invested in private investment funds managed by Mr. Ryckman and each currently owns investments with a cost basis of approximately $100,000 in such a fund. For his service on the Special Committee, Mr. Ryckman has been paid a fee of $50,000 plus $750 per meeting of the Special Committee and has been reimbursed for his out-of-pocket expenses related to his service on the Special Committee. He is also entitled to, as are all members of the National Board, certain rights of indemnification by the National MGP that have been guaranteed by Triarc.

     Between January 8, 1999 and January 19, 1999, the Special Committee interviewed five law firms and on January 19 engaged Dewey Ballantine LLP ('Dewey Ballantine') as its legal advisor. In addition, after interviewing four investment banks, the Special Committee selected Lehman Brothers on January 20 as its financial advisor. Shortly after their engagement, Lehman Brothers and Dewey Ballantine participated in a presentation prepared by senior management of the National MGP, and Lehman Brothers and Dewey Ballantine reviewed documents set up in a data room (discussed below) and began their due diligence review.

     The Special Committee had its first meeting with its financial and legal advisors on February 5. Dewey Ballantine advised the Special Committee at that time of the role of the Special Committee and its duties in evaluating any transaction involving a sale of the National Common Units. Following this meeting, the Special Committee held 13 additional meetings with representatives from Dewey Ballantine and/or Lehman Brothers through April 1, 1999. At these meetings, discussions were held on numerous issues, including the progress of the due diligence activities undertaken by Dewey Ballantine and Lehman Brothers, respectively, the progress of Lehman Brothers' financial analysis of the proposed transaction, and the progress of the negotiations with each of the bidders regarding the terms of the proposed transaction and the Purchase Agreement.

     During the week of January 11, Triarc and A&K worked with the National MLP's senior management to assemble a data room containing publicly available and non-publicly available information on the National MLP. In addition, during that week, Eric D. Kogan, Executive Vice President -- Corporate Development of Triarc, was in contact with representatives of each of the three bidders regarding the terms of their respective offers and scheduled for each bidder a management presentation and an opportunity to review the information in the data room and ask questions of the senior management of the National MGP.

     Between Wednesday, January 20, 1999 and Tuesday, January 26, 1999, each of Bidder A, Bidder B and Columbia Propane was invited, together with legal and financial advisors, to spend two days in the data room, and receive a management presentation. Subsequent to its visit, each bidder received additional information in response to its inquiries.

     On Thursday, January 28, having provided each bidder with access to the data room and with a management presentation, Mr. Kogan invited each of the bidders in writing to resubmit a firm written offer, together with a revised mark-up of the form of purchase agreement, by Wednesday, February 3, and requested that such offers remain open through Friday, March 5.

     On Friday, January 29, the National MLP publicly announced that, based on preliminary indications, it expected to report EBITDA for the 12 months ended December 31, 1998, to be significantly lower than the $22.1 million of EBITDA in 1997, and a net loss was expected for 1998 compared to net income of $3.8 million in 1997. In addition, the National MLP also announced that the National Board had eliminated the National MLP's quarterly distribution to Unitholders with respect to the quarter ended December 31, 1998. The National Board noted that eliminating the distribution was necessary to maintain financial flexibility in future quarters, and that, based on preliminary operating results for the 1998 fourth quarter, it was likely that the National MLP would not meet certain financial covenant tests contained in its debt agreements for the period ended December 31, 1998. Finally, the National MLP also announced that the National MGP was continuing to consider various strategic alternatives to maximize the value of the National MLP, and that the National MGP was involved in active discussions with several third parties concerning a sale or merger of the National MLP.

     On February 3 and 4, Triarc and A&K received a revised offer and a marked form of purchase agreement from each of Bidder A, Bidder B and Columbia. The following is a summary of the salient changes from their prior bids:

     Bidder A:           (i) an increase, to $10.00 in market value of Bidder A's common units, in the unit-for-unit consideration payable for each National Common Unit, (ii) a decrease, to $5.0 million, in the cash payment for the General Partner Interests,
                         (iii) increased assurance that Triarc would achieve its anticipated tax deferral, and (iv) assumption by the purchaser of many of the transaction expenses of the
                         General Partners. In addition, Bidder A advised Triarc that its offer would remain open through 12:00 noon on Monday, February 15 unless Bidder A was invited to negotiate on an exclusive basis. As earlier, this bid remained dependent on receipt of consents of lenders to both the National OLP and lenders to the bidder.
     Bidder B:           (i) a decrease, to $7.25, in the consideration for each National Common Unit, to be offered in a cash tender offer, (ii) an increase, to $7.0 million, in the cash payment for the General Partner Interests, (iii) new provisions regarding cash and working capital requirements at closing, and (iv) a sharing of many of the transaction expenses of the General Partners. As earlier, this bid remained dependent on receipt of consents of lenders to the National OLP and lenders to the bidder.
     Columbia Propane:   (i) an increase, to $9.00, in the consideration payable for each National Common
                         Unit, (ii) significant additional conditions to purchase of National Common Units in a tender offer, (iii) increased assurance that Triarc would achieve its anticipated tax deferral, and (iv) assumption by the purchaser of many of the transaction expenses of the General Partners and certain severance costs.

     On Thursday, February 4, in response to an inquiry from (and following execution of a confidentiality letter by) a propane distribution subsidiary of a large, publicly-traded energy concern, representatives of Triarc met with a new potential bidder and its counsel, and presented an overview of the National MLP's business and the sale process. This bidder and its counsel spent two days reviewing materials in the data room before notifying Triarc that it would not pursue a transaction involving the National MLP.

     Also on Thursday, February 4, Mr. Kogan received an inquiry from another publicly traded limited partnership engaged in the retail distribution of propane, regarding an interest in acquiring the National MLP. Following the execution of a confirmation letter regarding an existing confidentiality agreement, a form of purchase agreement and procedures letter were sent to this party, who met with representatives of Triarc on Sunday, February 7, to receive an overview of the National MLP's business and the sale process. This party spent one day reviewing materials in the data room, declined Triarc's invitation to return for a second day of review and subsequently notified Triarc that it had decided not to pursue a purchase of the National MLP.

     On Monday, February 8, Triarc and its representatives had an extended conference call with the Special Committee's advisors, regarding a preliminary analysis by the Special Committee of the bids, and Triarc's responses to the bidders. The group focused on, among other things, the need for each of the bidders to increase its bid price and demonstrate certainty of financing. Later that afternoon, Mr. Kogan spoke with representatives of each of the bidders about the concerns of Triarc and the Special Committee with their respective bids.

     On Tuesday, February 9, Mr. Kogan continued his discussions with representatives of each of the bidders. That afternoon, Mr. Kogan heard from a representative of Bidder B that Bidder B was willing to (i) consider raising its offer price for the National Common Units from $7.25 to $8.50 per unit in a cash tender offer, and (ii) assume up to $1.0 million of expenses of the Special Committee, but that it was unwilling to take further action beyond its previous filing of a shelf registration statement, whether through a bridge financing or otherwise, to alleviate the uncertainties associated with financing of its bid.

     On Wednesday, February 10, Triarc and its representatives had a meeting with the Special Committee and its advisors, to update the Special Committee as to the status of Triarc's negotiations with the three bidders, and to hear the Special Committee's views on the negotiation process to date.

     On Friday, February 12, representatives of Triarc engaged in an extended conference call with Bidder A and its advisors regarding open issues. Near the end of the meeting, Triarc believed that it had made significant progress on a number of substantive issues. At this point, Bidder A requested that Triarc agree to negotiate exclusively with it. Triarc responded by requesting that the parties meet to review and agree on language in the purchase agreement embodying the resolution of the issues discussed that day, and that Bidder A file a shelf registration statement to enhance its ability to finance an offer. As the meeting ended, Triarc invited Bidder A and its representatives to meet face-to-face at any time over the next three days, but the offer was declined.

     Also on February 12, Columbia Propane sent a letter to Triarc clarifying some of the positions stated in its February 3 submission. Among other things, Columbia Propane noted that its additional due diligence would be confirmatory in nature, and requested a meeting with the Special Committee and with holders of the First Mortgage Notes. Due to the status of the sale process, Triarc indicated that a meeting with the Special Committee would be premature.

     By Saturday morning, February 13, A&K distributed revised purchase agreements to the three bidders, which incorporated a number of the comments received from the bidders. Over the course of the weekend, Mr. Kogan spoke with each of the bidders regarding the status of their offer. In addition, in light of the expiration of Bidder A's offer on Monday, February 15 (as noted in Bidder A's revised offer received on February 3), Mr. Kogan informed Bidder B and Columbia Propane that Triarc requested that responses to the most recently distributed contract be submitted by Monday, February 15.

     On Monday, February 15, the financial advisor for Bidder B submitted a letter summarizing proposed changes to Bidder B's offer. Separately that day, during a conference call between A&K and representatives of Columbia Propane, Columbia Propane agreed to increase its offer for each National Common Unit in a tender offer to $9.50. In addition, Bidder A agreed verbally to extend the time through which Triarc could accept its offer to noon on February 18.

     On Tuesday, February 16, Triarc received from Columbia Propane a revised draft of the Purchase Agreement and discussed the proposed changes with A&K and representatives of Columbia Propane. Over the next 48 hours, Triarc and A&K analyzed the revised offers and continued to have discussions with all bidders. The following summarizes the salient changes from their prior bids, and certain of the perceptions of Triarc to the bids as changed:

     Bidder A:           (i) an increase, to $10.25 in market value of Bidder A's common units, in the unit-for-unit consideration payable for each National Common Unit; (ii) a decrease, to $1.0 million in the cash payment for the General Partner Interests;
                         and (iii) a written confirmation that its deadline had been extended to February
                         18 at 12:00 noon. While Triarc considered the $10.25 offer for each National
                         Common Unit to be attractive, it considered Bidder A's proposal generally to be less likely to be consummated than Columbia Propane's, in view of, among other things, Bidder A's size

                                             14


                         relative to the other bidders, its need for financing (particularly without a shelf registration statement on file with the SEC) and the need for consent of its lenders.
     Bidder B:           An increase, to $9.00, in the cash consideration payable for each National Common
                         Unit. Triarc considered Bidder B's offer to be less likely to be consummated than
                         Columbia Propane's, in view of, among other things, market uncertainties associated with Bidder B's financing, and the need for consent of Bidder B's lenders.
     Columbia Propane:   An increase, to $9.50, in the consideration payable for each National Common Unit.
                         Triarc believed that, in view of the lack of a financing contingency, and no need for consent of its lenders, Columbia Propane's bid had a considerably higher likelihood of consummation than did that of Bidder A or Bidder B.

     On Wednesday, February 17, representatives of Triarc had meetings with the Special Committee to discuss the status of negotiations with the three bidders and to analyze the financeability of each proposal.

     On Thursday, February 18, A&K distributed the revised Columbia Propane purchase agreement. Meanwhile, Bidder A's offer expired. A&K had a conference call with Columbia Propane for the purpose of setting up a meeting to review the latest version of the Purchase Agreement.

     On Friday, February 19, representatives of A&K asked counsel for Bidder A whether Bidder A was prepared to continue negotiations with Triarc in view of the expiration of Bidder A's offer. Counsel for Bidder A informed A&K that Bidder A was not prepared to continue negotiations.

     Also on February 19, Triarc and A&K had an extended meeting with representatives of Columbia Propane to further discuss the purchase agreement as distributed on February 18, to discuss a number of open issues, including certain tax issues and conditions to an offer. Following that meeting, A&K distributed to Columbia Propane and to LeBoeuf, Lamb, Greene & MacRae, L.L.P. ('LeBoeuf Lamb'), its outside counsel, and PaineWebber Incorporated ('PaineWebber'), its financial advisor, a revised form of purchase agreement embodying the changes discussed the prior evening. On Monday, February 22, representatives of Triarc, A&K and LeBoeuf Lamb met to discuss the draft purchase agreement.

     In January 1999 the Banks waived any default under the Credit Agreement with respect to the National OLP's failure to deliver an Officer's Certificate with respect to the twelve months ended December 31, 1998 on or prior to January 20, 1999 and permitted such certificate to be delivered on or before February 20, 1999. On February 20, 1999, pursuant to the January waiver, the National OLP furnished the Officer's Certificates to BankBoston, N.A. (the 'Administrative Agent') and the Banks with respect to the year ended December 31, 1998 as well as the certificate for the twelve months ended January 31, 1999. Pursuant to such Officer's Certificates, the National OLP notified the Administrative Agent and the Banks that the National OLP's ratio of total funded debt to consolidated cash flow as of December 31, 1998, was in excess of the maximum permitted ratio pursuant to the Credit Agreement (the 'Leverage Ratio Default'). The Leverage Ratio Default under the Credit Agreement was waived pursuant to a letter agreement (the 'February Waiver Letter') that, in addition to waiving the year-end non-compliance, also waived subsequent defaults relating to the leverage ratio for any period ending on or prior to August 31, 1999, subject to satisfaction of certain conditions. The conditions to such future waivers included, among others, that the National OLP deliver a purchase and sale agreement from a creditworthy buyer on or before April 30, 1999 providing for full repayment of loan obligations under, and termination of, the Credit Agreement, that the National OLP deliver monthly certificates to the Banks' satisfaction regarding the status of the sale process, indicating that such sale would be consummated on or before September 30, 1999 and that the National MLP not make distributions to Unitholders until all bank indebtedness was repaid in full. In addition, the February Waiver Letter prohibited any additional borrowings under the Credit Agreement without the consent of each Bank.

     On Tuesday, February 23, representatives of Triarc, A&K, Columbia Propane, LeBoeuf Lamb and PaineWebber met regarding open issues in the draft purchase agreement, and regarding an exclusivity agreement and a payment guaranty agreement for the tax indemnification. At this time, Columbia Propane and Triarc agreed to enter into an exclusivity agreement. The exclusivity agreement provided for (among other things) an exclusivity period ending March 23, during which time (i) Triarc would not solicit any other bids, (ii) Columbia Propane would have the ability to conduct confirmatory due diligence, and (iii) efforts would be made to obtain consents of the holders of the First Mortgage Notes to the proposed transaction.

     Following the execution of the exclusivity agreement with Columbia Propane,
(i) Mr. Kogan informed representatives of Bidder A and Bidder B that during the exclusivity period, Triarc was no longer able to discuss with them their respective bids, and (ii) Triarc and Columbia Propane outlined arrangements for Columbia Propane's confirmatory due diligence. Starting on Thursday, February 25, representatives of Columbia Propane, LeBoeuf Lamb and Columbia Propane's third-party consultants visited the data room to continue its confirmatory due diligence review of the National MLP.

     On Sunday, February 28, Mr. Kogan and the National MLP's senior management met with representatives of Columbia Propane at the National MLP's headquarters in Cedar Rapids, Iowa, to continue the diligence effort. Later that week, Columbia Propane representatives, including personnel from its third-party consultants, began a series of on-site visits to National MLP facilities. A representative of the National MLP accompanied the Columbia Propane team at each site. In all, the Columbia Propane team visited over 80 sites during the exclusivity period.

     On Friday, March 5, representatives of Triarc and A&K conferred by telephone with the Special Committee's legal and financial advisors, Dewey Ballantine and Lehman Brothers. During the call, Mr. Kogan updated the Special Committee's advisors about two additional, informal, expressions of interest from third parties regarding a purchase of the National MLP, and about the status of the Columbia Propane bid. After an extended discussion of a number of aspects of the Columbia Propane bid and the exclusivity letter, counsel for the Special Committee indicated that:

          (i) The Special Committee requested an exception to the exclusivity letter to enable it to conduct independent discussions with other potential bidders (Triarc declined this request);

          (ii) The Columbia Propane offer of $9.50 per National Common Unit should be increased and did not otherwise provide a sufficient basis from which to conduct negotiations; and

          (iii) Triarc should consider reallocating Columbia Propane's proposed consideration as between Triarc and the General Partners, on the one hand, and the Unitholders, on the other, to provide greater consideration to Unitholders.

     On Thursday, March 18, the National Board met and discussed, among other things, recent operating results and the status of the potential transaction. Mr. Kogan updated the National Board of events since the last meeting, and outlined a preliminary view as to each Bidder's proposal, from the point of view of (i) pricing, (ii) certainty of consummation, and (iii) strength of contract. Mr. Brian L. Schorr, Executive Vice President and General Counsel of Triarc, discussed the terms of the proposed transaction with Columbia Propane as set forth in the Purchase Agreement. In addition, Mr. John L. Barnes, Jr., Executive Vice President and Chief Financial Officer of Triarc, notified the National Board of negotiations with lenders under the Credit Agreement and the February Waiver Letter.

     Also on March 18, the National MLP engaged Donaldson, Lufkin & Jenrette Securities Corporation ('DLJ') as its financial advisor in connection with soliciting consents from holders of the First Mortgage Notes. Promptly thereafter, DLJ began discussions with holders of the First Mortgage Notes regarding noteholder consent to the transactions contemplated by the Purchase Agreement.

     On Friday, March 19, the Special Committee received a letter from Columbia Propane confirming its offer of $9.50 per National Common Unit, and further discussing its bid. Later that day, representatives of Triarc and A&K conferred by telephone with the Special Committee's legal and financial advisors. During the call, Mr. Kogan updated the Special Committee's advisors about the status of Columbia Propane's confirmatory due diligence and about DLJ's negotiations with holders of the First Mortgage Notes.

     On Monday, March 22, Mr. Kogan spoke with Michael J. Cannon, Senior Vice President of Lehman Brothers, in an effort to obtain guidance from the Special Committee's financial advisor as to what price per National Common Unit the Special Committee would deem to be fair to Unitholders. Mr. Cannon declined to specify what price would be acceptable to the Special Committee, but stated the $9.50 offer price per National Common Unit should be increased, and that Triarc should consider reallocating Columbia Propane's proposed consideration as between Triarc and the General Partners, on the one hand, and the Unitholders, on the other, to provide greater consideration to Unitholders.

     On Tuesday, March 23, in separate calls, Mr. Kogan and Mr. May, a director of the National MGP, spoke with Mr. Ryckman, again seeking guidance from the Special Committee as to what price per National Common Unit the Special Committee would deem to be fair to Unitholders. Mr. Ryckman declined to cite a particular price or range of prices that would be acceptable to the Special Committee, and instead urged Triarc to obtain for the Unitholders the best price available, and then report back to the Special Committee.

     On Friday, March 26, representatives of Triarc and Columbia met at Triarc's offices to receive from Mr. Kogan an update of Triarc's discussions with the Special Committee and with holders of the First Mortgage Notes. In addition, the parties discussed a number of unresolved issues, including those relating to a proposed limitation by Triarc on its indemnification for environmental liabilities. During those discussions, Columbia indicated a willingness to raise its offer by $0.10 to $9.60 per National Common Unit.

     Later in the afternoon of March 26, representatives of Triarc, including Mr. May, Mr. Kogan and Mr. Schorr, and A&K met with the Special Committee and its financial and legal advisors. Mr. Kogan told the Special Committee that, earlier in the day, he had told Columbia Propane that its bid price needed to be increased, and he reported Columbia Propane's willingness, as described above, to increase its bid price. The Special Committee met with its advisors, then returned to report to Triarc that Columbia Propane's offer price for each National Common Unit still needed to be increased. Triarc then met with counsel and returned to report to the Special Committee that it was willing to receive less consideration for its interest so that the aggregate consideration being received by the Unitholders would be $10.00 per National Common Unit. In agreeing to the foregoing, Mr. May emphasized to the Special Committee that Triarc and the National General Partner were bearing a disproportionate burden of expenses, closing costs, and post-closing responsibilities, as compared to the Unitholders; in this light, Mr. May said, Triarc was not prepared to forego forgiveness of any part of the Triarc Note.

     On March 26, after the meeting described above, the Special Committee conferred with its financial and legal advisors regarding the proposal from Triarc. Thereafter, the financial and legal advisors to the Special Committee met with Mr. Kogan and with Mr. Schorr to advise them of the Special Committee's view that while the total enterprise value being offered by Columbia Propane was adequate, the allocation of Columbia Propane's proposed consideration as between Triarc and the General Partners, on the one hand, and the Unitholders, on the other, was not sufficiently in favor of the Unitholders. The Special Committee's advisors indicated the Special Committee would be in a position to recommend a proposal that would supplement the proposed price of $10.00 per National Common Unit with the payment by Triarc of $25 million under the Triarc Note, with all such payment being distributed pro rata to the holders of the National Common Units (i.e., increasing the total consideration to be received by Unitholders by approximately an additional $3.73 per National Common Unit).

     On Tuesday, March 30, the National Board met. In addition to National Board members, the Special Committee's legal and financial advisors were in attendance, along with Mr. Schorr of Triarc and a representative of A&K. Following a long discussion, in response to the Special Committee's proposal on March 26, 1999, Triarc offered to reallocate Columbia's proposed consideration as between Triarc and the General Partners, on the one hand, and the holders of the National Common Units, on the other hand. Accordingly, Triarc proposed that, in consideration for the National MGP's general and subordinated partner interests, it would (i) forego all cash previously offered by Columbia Propane, and (ii) pay to the National OLP an amount under the Triarc Note aggregating the equivalent of $1.90 per National Common Unit, provided that Columbia Propane increased its bid from $9.60 per National Common Unit to $11.50 per National Common Unit. The Special Committee and its advisors conferred separately, and advised Triarc that additional consideration to the Unitholders would be required, so that the Unitholders would receive, at a minimum, aggregate consideration of $12.60 per National Common Unit. After meeting again with its advisors, Triarc offered to further reallocate the proposed consideration being offered. Accordingly, Triarc proposed that, in consideration for the National MGP's general and subordinated partner interests, it would agree to pay to the National OLP an amount under the Triarc Note aggregating the equivalent of $2.40 per National Common Unit, provided that Columbia Propane increase its bid from $9.60 per National Common Unit to $12.00 per National Common Unit. In response, the Special Committee indicated that, subject to receipt of a satisfactory fairness opinion from Lehman Brothers, it would recommend approval of the proposal to the National Board if Triarc agreed to share on a 50%/50% basis any additional consideration for the interests in the National MLP it was able to obtain from Columbia Propane in excess of Columbia Propane's current proposal of $9.60 per National Common Unit. The parties finally agreed to a proposal by which the Unitholders would receive $12.00 cash per National Common Unit plus 50% of any additional consideration for interests in the National MLP that Triarc succeeded in obtaining from Columbia Propane in excess of $9.60 per National Common Unit, to the extent such consideration exceeded an amount equal to $0.50 per National Common Unit (the first $0.50 of such additional consideration would be credited against Triarc's obligation to repay the Triarc Note), subject to receipt of a satisfactory fairness opinion from Lehman Brothers.

     On Thursday, April 1, the National Board met. In addition to the National Board members, the Special Committee's legal advisors were in attendance, as were Mr. Kogan and Mr. Schorr. At this meeting, the Special Committee presented a history of the transaction and the negotiations with the various bidders, and the status of discussions regarding price.

     Later in the day on April 1, the National Board met again with the Special Committee, with its legal and financial advisors also present. During the meeting, Mr. Kogan presented an update on the status of discussions with holders of the First Mortgage Notes, and pointed out that, based on his discussions with Columbia Propane, Columbia Propane had agreed to pay a premium of 2 5/8% to the holders of the First Mortgage Notes in connection with the early pre-payment of such First Mortgage Notes, but that Columbia Propane would not pay any additional consideration (per Common Unit). Lehman Brothers then discussed its financial analysis with the National Board, and opined orally (which opinion was subsequently confirmed in writing) that the offered price of $12.00 for each National Common Unit was fair, from a financial point of view, to the Unitholders. Thereafter, the Special Committee recommended to the National Board that it approve the transactions pursuant to which, among other things, Columbia Propane would commence a tender offer for all National Common Units, offering $12.00 in cash for each National Common Unit, and pursuant to which Triarc would pay to the National OLP immediately prior to the closing of the Merger a net of approximately $12.8 million under the Triarc Note, with the remainder of the Triarc Note to be forgiven. The recommendation was unanimously approved by the National Board.

     On Saturday and Sunday, April 3 and April 4, the parties held a series of telephone conference calls regarding open issues relating to the terms of the Purchase Agreement.

     On Monday April 5, following the receipt of the consents of holders of the First Mortgage Notes, the parties finalized and executed the Purchase Agreement.

     On Friday, April 9, the Purchaser commenced the Offer for all outstanding National Common Units. The Purchaser has advised the National MGP that pursuant to the Offer, which expired at 12:00 midnight, New York City time on May 6, 1999, the Purchaser purchased 5,922,454 National Common Units, representing approximately 88.4% of the National Common Units then outstanding.

               RECOMMENDATION OF THE NATIONAL BOARD, CONFLICTS OF
                          INTEREST AND FIDUCIARY DUTY

     The National Board believes that the Offer and the Merger are fair to and in the best interests of the Unitholders. However, conflicts of interest were present in negotiating and structuring the transaction and in determining the allocation of the consideration to be received by the Unitholders, on the one hand, and the General Partners, on the other hand. Triarc, the parent of the National MGP, has differing interests in the National MLP from you. Triarc's interests in the National MLP consist of unsubordinated general partner interests and subordinated units representing subordinated general partner interests, which are different interests than those owned by the Unitholders. It is in Triarc's interest to maximize the consideration it receives for its interests. In general, since the amount to be paid by the Purchaser in the transactions will not change, any consideration to be received by Triarc reduces the consideration to be received by the Unitholders. Each member of the National Board is or was either an officer or director of Triarc or a subsidiary of Triarc, or has had business relationships with Triarc, a subsidiary of Triarc, or members of Triarc's Board of Directors.

     The National Board utilized the Special Committee and its legal and financial advisors on behalf of the Unitholders primarily (i) to mitigate the conflict of interest between the National MGP and the Unitholders in determining the appropriate amount of consideration each would receive in the transactions contemplated by the Purchase Agreement, and (ii) to assist the National Board in determining whether to recommend approval of the Offer and the Merger to the Unitholders. Mr. Ryckman, the sole member of the Special Committee, currently serves as a member of the National Board and serves as chairman and/or director of a number of other companies. From 1986-1988, Mr. Ryckman served on the Board of Directors of Triangle Industries, Inc., a public company then controlled by Mr. Nelson Peltz and Mr. Peter May. Messrs. Peltz and May are directors of the National MGP and serve, respectively, as Chairman and Chief Executive Officer and President and Chief Operating Officer, as well as directors of Triarc. Messrs. Peltz and May have each invested in private investment funds managed by Mr. Ryckman and each currently owns investments with a cost basis of approximately $100,000 in such a fund. For his service on the Special Committee, Mr. Ryckman has been paid a fee of $50,000 plus $750 per meeting of the Special Committee and has been reimbursed for his out-of-pocket expenses related to his service on the Special Committee. He is also entitled to, as are all members of the National Board, certain rights of indemnification by the National MGP that have been guaranteed by Triarc.

     In appointing the Special Committee and its advisors in connection with the transactions contemplated by the Purchase Agreement, the National MGP did not intend to undertake, and the disclosures in this Information Statement should not be read to create, a duty to ensure on behalf of the Unitholders that the terms of the Offer and the Merger are fair to the Unitholders. The Delaware Chancery Court, in dismissing a recent action against Plum Creek Timber Company, L.P., another publicly traded Delaware limited partnership, and its general partner, held that a partnership agreement can limit the nature, scope and applicability of fiduciary duties that would otherwise apply. The Delaware Chancery Court held that the partnership agreement in the Plum Creek case did have such an effect. In particular, that agreement, like the National MLP Partnership Agreement, gave the general partner the unilateral right to submit the proposed transaction to holders of common units in its sole discretion. In this case, however, the Offer was conditioned on the valid tender of at least a majority of the outstanding National Common Units.

     Federal securities rules require full and accurate disclosure of the Offer, the Merger, and the other transactions contemplated by the Purchase Agreement, including disclosure regarding the basis for a belief as to the fairness of the Offer and the Merger. The National MLP, the National MGP and their respective officers and directors do not disclaim any duties imposed upon them under the Federal securities laws.

                         REASONS FOR THE RECOMMENDATION

GENERAL

     In making its recommendation, the National Board considered the recommendations of the Special Committee and the opinion of Lehman Brothers, as well as each of the factors described below. In view of the wide variety of factors that they considered, the Special Committee and the National Board did not consider it practical to, nor did they attempt to, quantify or otherwise assign relative weights to the specific factors they considered in reaching their decisions.

THE NATIONAL BOARD'S SPECIAL COMMITTEE

     On April 1, 1999, the Special Committee determined that the Offer was in the best interests of the Unitholders (other than the National MGP) and recommended the approval of the Offer and the Merger by the National Board. In reaching this conclusion, the Special Committee considered the benefits offered by the Offer and the Merger and weighed them against the risks associated with the Offer and the Merger. While the Special Committee did not consider the risks associated with the Offer and the Merger to be insubstantial, it ultimately concluded that these risks were outweighed by the potential benefits of the Offer and the Merger to the Unitholders. In reaching this determination, the Special Committee relied, among other things, on the accuracy of the representations and warranties of Columbia Propane, the National MLP, the National MGP and Triarc to be made in the Purchase Agreement, the opinions and views of officers of the National MGP and the advice of the Special Committee's financial and legal advisors.

     The factors considered by the Special Committee in reaching its decision included, among others, the following: (a) the historical financial performance of the National MLP, (b) the financial prospects of continuing to operate the National MLP as an independent company, (c) projections of cash available for distribution to the holders of the National Common Units, (d) the historical trading prices on the New York Stock Exchange of the National Common Units and the amount of the premium being offered to the holders of the National Common Units in the Offer and the Merger, (e) possible alternative acquirors for the National MLP, (f) the terms of the National MLP Partnership Agreement, and (g) the valuation analyses performed by Lehman Brothers.

     As a result of the foregoing considerations, the Special Committee's discussions with the management of the National MGP, the Special Committee's other inquiries and the advice of its legal and financial advisors, the Special Committee identified the following factors, among others, in support of its recommendation to approve the Offer and the Merger: (a) the National MLP is not a core part of Triarc's business, (b) the National MLP has been known for some time within its industry to be available for acquisition and no proposal has been made to acquire the National MLP on terms that are more favorable to the holders of the National Common Units than those contained in the Offer and the Merger, (c) the consideration being paid to the General Partners for the General Partner Interests is reasonable considering the rights and privileges associated with the General Partner Interests under the terms of the National MLP Partnership Agreement, (d) Lehman Brothers, financial advisor to the Special Committee, has opined that, as of April 1, 1999, the consideration being offered to the Unitholders is fair to them from a financial point of view, (e) the National MLP's recent operating results, (f) the National MLP's forecasted non-compliance with covenants under the Credit Agreement, and (g) the Purchase Agreement allows the National MGP to entertain other unsolicited acquisition proposals received prior to the date of acceptance of the tender offer and to terminate the Purchase Agreement upon payment of a termination fee of $3.0 million if the Special Committee determines that a possible alternative transaction is more beneficial to the holders of the National Common Units than the Offer and the Merger and the payment of a topping fee equal to $6.0 million (inclusive of the termination fee) if within 12 months following termination of the Purchase Agreement an alternative transaction is consummated which is more beneficial to the holders of the National Common Units than the Offer and the Merger.

     In making its recommendation, the National Board considered the recommendations of the Special Committee and the opinion of Lehman Brothers, as well as each of the factors described above. In view of the wide variety of factors that they considered, the Special Committee and the National Board did not consider it practical to, nor did they attempt to, quantify or otherwise assign relative weights to the specific factors they considered in reaching their decisions.

THE LEHMAN BROTHERS OPINION

     The Special Committee engaged Lehman Brothers to act as its financial advisor in connection with the Offer and the Merger and instructed Lehman Brothers to evaluate, from a financial perspective, the fairness of the consideration to be received by the Unitholders in the Offer and the Merger. On April 1, 1999, Lehman Brothers delivered its opinion to the Special Committee, to the effect that as of such date and based upon and subject to certain matters stated therein, from a financial point of view, the cash consideration of $12.00 per unit to be received by the Unitholders in the Offer and the Merger was fair to the Unitholders.

     The full text of the written opinion of Lehman Brothers is included as Annex B to this document, and is incorporated herein by reference. Holders of National Common Units may read such opinion for a discussion of the assumptions made, factors considered and limitations upon the review undertaken by Lehman Brothers in rendering its opinion. The following is a summary of Lehman Brothers' opinion and the methodology Lehman Brothers used to render its fairness opinion.

     No limitations were imposed by the Special Committee on the scope of Lehman Brothers' investigation or the procedures to be followed by Lehman Brothers in rendering its opinion. In arriving at its opinion, Lehman Brothers did not ascribe a specific range of values to the National Common Units but made its determination as to the fairness of the consideration to be received by the Unitholders in the Offer and the Merger on the basis of the financial and comparative analyses described below. Lehman Brothers' advisory services and opinion were provided for the information and assistance of the Special Committee, in connection with its consideration of the Offer and Merger. Lehman Brothers was not requested to opine as to, and its opinion does not address, the National MGP's underlying business decision to proceed with or effect the Offer and Merger.

     In arriving at its opinion, Lehman Brothers reviewed and analyzed:

          (1) a draft of the Purchase Agreement dated March 26, 1999 and the specific terms of the Offer and Merger;

          (2) publicly available information concerning Columbia Energy Group and the National MLP that Lehman Brothers believed to be relevant to its analysis, including, without limitation, each of the periodic reports filed by the National MLP since the IPO on June 26, 1996, including the audited and unaudited financial statements included in such reports and statements;

          (3) financial and operating information with respect to the corporate structure, businesses, operations and prospects of the National MLP as furnished to Lehman Brothers by the National MGP, including financial projections based on the business plan of the National MLP and, in particular:

             (a) certain estimates of propane sales volumes;

             (b) the budget for the fiscal year 1999;

             (c) projected operating cash flow ('EBITDA') for 1999-2003;

             (d) the sensitivity of retail gallons sold to changes in weather;

          (4) a trading history of National Common Units from June 26, 1996 to March 30, 1999, and a comparison of that trading history with those of other companies that Lehman Brothers deemed relevant;

          (5) a comparison of the historical operating and financial results and present financial condition of the National MLP with those of other companies that Lehman Brothers deemed relevant; and

          (6) a comparison of the financial terms of the Offer and Merger with the financial terms of certain other transactions that Lehman Brothers deemed relevant.

     In addition, Lehman Brothers:

             (a) had numerous discussions with the management of both the National MGP and Triarc concerning the National MLP's corporate structure, business, operations, financial condition, assets and growth opportunities; and

             (b) undertook such other studies, analyses and investigations as Lehman Brothers deemed appropriate.

     In arriving at its opinion, Lehman Brothers assumed and relied upon the accuracy and completeness of the financial and other information that was used without assuming any responsibility for independent verification of such information and further relied upon the assurances of the management of the National MLP that it was not aware of any facts or circumstances that would lead them to believe that such information, taken as a whole, was inaccurate or misleading in any material respect. With respect to the National MLP's budget for 1999 that was prepared in November 1998, Lehman Brothers was advised by the National MGP that such budget, at the time it was prepared, was prepared in good faith based on assumptions that, taken as a whole, were within the range of reasonableness. However, for purposes of its analysis, Lehman Brothers also considered certain assumptions and estimates with respect to the future financial performance of the National MLP from 1999 through 2003 and developed certain adjustments to the projections of the National MLP for 1999 and projections for the future financial performance of the National MLP over such period. Lehman Brothers discussed these adjusted projections with management of the National MLP and management agreed that the adjustments, taken as a whole, and adjusted projections were within a range of reasonableness. In arriving at its opinion, Lehman Brothers did not conduct a physical inspection of the properties and facilities of the National MLP and did not make or obtain any evaluations or appraisals of the assets or liabilities of the National MLP. In addition, Lehman Brothers was not authorized to solicit, and it did not solicit, any indications of interest from any third party with respect to the purchase of all or a part of the National MLP's business. Lehman Brothers' opinion necessarily is based upon market, economic and other conditions as they existed on, and could be evaluated as of, the date of its opinion letter.

     In rendering its opinion, Lehman Brothers considered the process and negotiations as more fully described above. Lehman Brothers also considered the current distribution policy of the National MLP and the National Common Unit arrearages that had been accrued to the date of its opinion.

     In connection with rendering its opinion, Lehman Brothers performed certain financial, comparative and other analyses as described below. The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant methods of financial and comparative analysis and the application of those methods to the particular circumstances, and, therefore, such an opinion is not readily susceptible to summary description. Furthermore, in arriving at its fairness opinion, Lehman Brothers did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, Lehman Brothers believes that its analyses must be considered as a whole and that considering any portion of such analyses and of the factors considered, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying the opinion. In its analyses, Lehman Brothers made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of the National MLP or the National MGP. Any estimates contained in the analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth therein. In addition, analyses relating to the value of businesses do not purport to be appraisals or to reflect the prices at which businesses actually may be sold.

  Valuation Analysis of the National MLP

     In conjunction with rendering its opinion, Lehman Brothers prepared a valuation of the National MLP. In determining the valuation of the propane business of the National MLP, Lehman Brothers used the following methodologies: discounted cash flow analysis, comparable company trading analysis and a comparable acquisition analysis. Lehman Brothers also determined the fair market value of the Triarc Note using comparable yields of fixed income instruments with similar credit characteristics. The aforementioned methodologies used to determine the value of the propane business were combined with the determination of the fair market value of the Triarc Note to generate a reference enterprise value range for the National MLP. The enterprise value range was adjusted for appropriate on and off balance sheet assets and liabilities to arrive at an equity value range (in aggregate dollars).

     The various valuation methodologies noted above and the implied equity values derived therefrom are included in the following table. This table should be read together with the more detailed descriptions set forth below. The table alone does not constitute a complete description of the financial and comparative analyses. In particular, in applying the various valuation methodologies to the particular businesses, operations and growth opportunities of the National MLP, and the particular circumstances of the Offer and Merger, Lehman Brothers made qualitative judgments as to the significance and relevance of each analysis. In addition, Lehman Brothers made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of the National MLP or the National MGP. Accordingly, the methodologies and the equity values derived therefrom as set forth in the table must be considered as a whole and in the context of the narrative description of the financial analyses, including the assumptions underlying these analyses. Considering the implied equity values without considering the narrative description of the financial analyses, including the assumptions underlying these analyses, could create a misleading or incomplete view of the process underlying, and conclusions represented by, Lehman Brothers' opinion.

                                                                SUMMARY DESCRIPTION                  IMPLIED EQUITY
             VALUATION METHODOLOGY                            OF VALUATION METHODOLOGY                 VALUE ($MM)
             ---------------------                            ------------------------                 -----------

Discounted Cash Flow Analysis...................  Net present value of projected free cash flows as accepted by management of the National MGP as
                                                  within the range of reasonableness using various
                                                  growth rates, discount rates and terminal values     $63 -- $138
Comparable Company
  Trading Analysis..............................  Market valuation benchmark based on the partnership equity trading multiples and
                                                  enterprise value trading multiples of selected
                                                  comparable propane companies for selected
                                                  financial and asset-based measures                   $38 -- $113
Comparable Acquisitions Analysis................  Market valuation benchmark based on the consideration paid in selected comparable
                                                  propane transactions                                 $23 -- $63
Total Consideration for National MLP Equity.......................................................     $94 -- $99

     The range of the total consideration for National MLP Equity as indicated in the table above reflects the difference in the estimated fair market value of the Triarc Note of $25.5 million, as determined by Lehman Brothers, and the face amount of the Triarc Note of $30.7 million.

Discounted Cash Flow Analysis

     Lehman Brothers estimated the net present value of the future cash flows expected to be generated by the National MLP as of January 1, 1999 based on an EBITDA growth rate of 1.5% per annum and a range of discount rates. These projections were prepared by Lehman Brothers based on information provided by the National MGP's management and on various industry benchmarks and assumptions provided by and discussed with the National MGP's management and agreed to by the National MGP as being within the range of reasonableness. The two cases of projections are referred to as Case A and Case B.

     Case A is based on the 1999 fiscal year budget prepared by the National MGP which has budgeted EBITDA of $25.4 million. This budget is based on the National MGP's view of 'normalized' weather, volumes and margins. Lehman Brothers used an EBITDA growth rate of 1.5% per annum for the 2000-2003 period. Interest income and expense and other income were based on the National MGP Five-Year Plan dated September 9, 1998 (the 'Plan'). Capital expenditures were based on the Plan and adjusted for incremental lease expense that was not included in EBITDA.

     Case B projections are based on Lehman Brothers' subjective assessment of 'normalized' EBITDA for the National MLP. In deriving these projections, Lehman Brothers reviewed the following: the National MLP's historical and projected financial performance; Wall Street research for comparable propane partnerships; and the correlation between degree days and retail volume. This review resulted in Lehman Brothers' subjective assessment of 'normalized' 1999 EBITDA for the National MLP in the range of $22.0 to $23.0 million. Lehman Brothers used the same 1.5% per annum annual EBITDA growth rate for Case B for the 2000-2003 period as was used in Case A. Interest income and expense and other income were based on the Plan. Capital expenditures were based on the Plan and adjusted for incremental lease expense that was not included in EBITDA.

     Lehman Brothers used discount rates ranging from 8% to 12% and terminal value EBITDA multiples of 9.0x to 11.0x. The discount rates were based on Lehman Brothers' view of the weighted average cost of capital for similar companies in the propane industry. The terminal value multiples were selected based on the current trading multiples of similar publicly traded companies and from the multiples in selected acquisitions of similar companies. The discounted cash flow analysis resulted in implied equity values ranging from $63 million to $138 million.

  Comparable Company Trading Analysis

     Lehman Brothers reviewed the public stock market trading multiples for selected propane master limited partnerships including AmeriGas Partners, L.P.; Cornerstone Propane Partners, L.P.; Ferrellgas Partners, L.P.; Heritage Propane Partners, L.P.; Star Gas Partners, L.P. and Suburban Propane Partners, L.P. Using publicly available information, Lehman Brothers calculated and analyzed the market capitalization multiples and 'adjusted' market capitalization multiples of certain historical and projected financial and operating criteria such as EBITDA, distributable cash flow, cash flow from operations and retail gallons sold. The market capitalization of each company was obtained by adding its long-term debt to the market value of all the partnership units, assuming all classes of equity are valued on a per unit equivalent to the publicly traded common units, and subtracting the cash balance. The 'adjusted' market capitalization is similar with the only exception being that the subordinated units were valued at 75% of the per unit equivalent value of the publicly traded common units ('adjusted equity value'). The appropriate market capitalization to latest twelve months ('LTM') EBITDA, projected 1999 EBITDA and LTM retail gallons sold multiple ranges were determined to be 10.0x to 11.0x, 9.5x to 10.0x and $1.15 to $1.75, respectively. The appropriate equity value to LTM distributable cash flow and LTM cash flow from operations multiples were determined to be 10.0x to 12.0x and 8.5x to 10.0x, respectively. The appropriate adjusted market capitalization to LTM EBITDA, projected EBITDA and LTM retail gallons sold multiples were determined to be 9.0x to 10.0x, 8.5x to 9.5x and $1.11 to $1.65, respectively. The appropriate adjusted equity value to LTM distributable cash flow and LTM cash flow from operations multiples were determined to be 8.5x to 10.5x and 7.5x to 9.0x, respectively.

     The comparable company trading analysis methodology yielded valuations for the National MLP that imply an equity value range of $63 million to $113 million based on market capitalization multiples and $38 million to $88 million based on 'adjusted' market capitalization multiples. However, because of the inherent differences between the businesses, operations and prospects of the National MLP and the businesses, operations and prospects of the companies included in the comparable company group, Lehman Brothers believed that it was inappropriate to, and therefore did not, rely solely on the quantitative results of the analysis and, accordingly, also made qualitative judgments concerning differences between the characteristics of these companies and the National MLP that would affect the public trading values of the National MLP and such comparable companies.

     Comparable Acquisitions Analysis. Lehman Brothers reviewed certain publicly available information on selected propane transactions which were announced or consummated from August 1989 to March 1999 including, but not limited to, Cornerstone/Propane Continental, Star Gas/Pearl Gas, Ferrellgas/Skelgas, Northwestern Growth (Empire Energy)/Synergy (Retail Outlets), Northwestern Growth/Synergy, Petroleum Heat & Power/Star Gas, Ferrellgas/Star Gas (Southeast), Ferrellgas/Vision Energy, Thermogas (MAPCO)/Emro Propane, Empire Gas/PSNC Propane, Empire Energy Management/Empire Energy, UGI (AmeriGas)/AP Propane, and QFB Partners (Quantum)/Petrolane. For
each transaction, relevant transaction multiples were analyzed including the total purchase price (equity purchase price plus assumed obligations) divided by:

          (1) LTM EBITDA; and

          (2) retail gallons on a dollar per gallon basis, where available.

     The appropriate LTM EBITDA multiple ranges were determined to be 6.0x to 8.5x. The appropriate retail gallon multiple ranges were determined to be $1.25 to $1.50 per gallon, respectively.

     The comparable acquisitions analysis methodology yielded valuations for the National MLP that imply equity values ranging from $23 million to $63 million. However, because the market conditions, rationale and circumstances surrounding each of the transactions analyzed were specific to each transaction and because of the inherent differences between the businesses, operations and prospects of the National MLP and the acquired businesses analyzed, Lehman Brothers believed that it was inappropriate to, and therefore did not, rely solely on the quantitative results of the analysis and, accordingly, also made qualitative judgments concerning differences between the characteristics of these transactions and the Offer and Merger that would affect the acquisition values of the National MLP and such acquired companies.

  Common Unit Valuation Analysis

     As a result of the National MLP's multiple classes of equity, Lehman Brothers' analysis of the fairness from a financial point of view, of the consideration to be received by the Unitholders in the Offer included considering the allocation of the total equity value of the National MLP among the unsubordinated general partner interest, the subordinated general partner interest and the limited partner interest (i.e., the interest attributable to the Unitholders). Regarding the allocation of the equity value to the National Common Units, Lehman Brothers considered the following: (i) discounted cash flows to the National Common Units under two cases of projections ('Discounted Equity Cash Flow Analysis'); (ii) two recent comparable transactions involving the purchase of non-public subordinated units from the general partner ('Comparable Subordinated Unit Transactions') as applied to the total equity consideration offered by Columbia; and (iii) the value that would be attributable to the National Common Units in a liquidation scenario (pursuant to Article 6.1(c)(ii) of the National MLP's Amended and Restated Partnership Agreement) ('Liquidation Analysis') based on the total equity consideration offered by Columbia Propane. Lehman Brothers also performed a historical trading analysis and a merger premium analysis to determine the fairness of the consideration to be received by the Unitholders. Except for the Liquidation Analysis, the implied per unit equity values derived using the various valuation methodologies described above all supported the conclusion that the consideration to be received by the Unitholders in the Offer and Merger is fair to the Unitholders from a financial point of view.

     The various allocation methodologies noted above and the implied per unit equity values derived therefrom are included in the following table. This table should be read together with the more detailed descriptions set forth below. The table alone does not constitute a complete description of the financial and comparative analyses. In particular, in applying the various valuation methodologies to the particular businesses, operations and growth opportunities of the National MLP, and the particular circumstances of the Offer and Merger, Lehman Brothers made qualitative judgments as to the significance and relevance of each analysis. In addition, Lehman Brothers made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of the National MLP or the National MGP. Accordingly, the methodologies and the per unit equity values derived therefrom as set forth in the table below must be considered as a whole and in the context of the narrative description of the financial analyses, including the assumptions underlying these analyses. Considering the implied per unit equity values without considering the narrative description of the financial analyses, including the assumptions underlying these analyses, could create a misleading or incomplete view of the process underlying, and conclusions represented by, Lehman Brothers' opinion.

                                                                                               IMPLIED EQUITY VALUE
                                   ALLOCATION METHODOLOGY                                            PER UNIT
                                   ----------------------                                      --------------------

Discounted Equity Cash Flows
     Case A.................................................................................     $10.69 -- $12.54
     Case B.................................................................................     $ 8.03 -- $ 9.43
     Comparable Subordinated Unit Transactions..............................................     $ 9.93 -- $11.72
     Liquidation Analysis...................................................................     $13.40 -- $14.14
     Consideration to be received by the Unitholders in the Offer and Merger................          $12.00

     Discounted Equity Cash Flow Analysis. Lehman Brothers used the aforementioned Case A and Case B projections to determine the cash flows that would inure under each case to the various equity classes. Lehman Brothers used equity discount rates ranging from 14% to 16% and similar capitalization rates based on equity cash flows in year five. The discount rates were based on Lehman Brothers' assessment of the cost of equity capital for the National MLP and similar companies in the propane industry.

     The Lehman Brothers equity cash flow analysis indicated a range of $10.69 to $12.54 per National Common Unit and $8.03 to $9.43 per National Common Unit for the Case A and Case B projections, respectively.

     Comparable Subordinated Unit Transactions. Lehman Brothers reviewed two recently announced/completed transactions whereby subordinated units were purchased in a transaction from the partnerships' respective general partners. These two transactions were the July 17, 1998 indirect acquisition of subordinated units by the Ferrellgas Companies, Inc. Employee Stock Ownership Trust from trusts affiliated with James E. Ferrell and the November 30, 1998 announced restructuring of Suburban Propane Partners, L.P. whereby subordinated units owned by Suburban's general partner will be purchased by the partnership as part of a recapitalization. In these two transactions, the value received for the subordinated/general partner interests was calculated as between 37% and 53% of the per unit equivalent of the common unit value on the day prior to the announcement of the transaction. However, because the market conditions, rationale and circumstances surrounding both of these transactions were specific to each transaction and because of the inherent differences between the businesses, operations and prospects of the Partnership and the partnerships involved in the transactions analyzed, Lehman Brothers believed that it was inappropriate to, and therefore did not, rely solely on the quantitative results of the analysis and, accordingly, also made qualitative judgments concerning differences between the characteristics of these transactions and the Offer and Merger that would affect the acquisition values of the Partnership's equity and such acquired equity.

     In allocating the total consideration offered by Columbia Propane for the equity value of the National MLP between the various classes, Lehman Brothers used a range of 35% to 55% of the equivalent per common unit value for purposes of determining the value of the subordinated/general partner interests. Using the comparable subordinated unit transaction allocation methodology and the total equity consideration offered by Columbia Propane of $99 million, the implied per National Common Unit equity values ranged from $10.48 to $11.72. Using the comparable subordinated unit transaction allocation methodology and the total equity consideration offered by Columbia Propane of $94 million (this reduced amount reflecting the estimated fair market value of the Triarc Note of $25.5 million rather than the face amount of $30.7 million), the implied per National Common Unit equity values ranged from $9.93 to $11.10.

     Liquidation Analysis. Lehman Brothers reviewed Article 6.1(c)(ii) of the National MLP's Amended and Restated Agreement of Limited Partnership dated as of July 2, 1996, as amended (the 'National MLP Partnership Agreement') which relates to the distribution of proceeds in the event of a liquidation. While the Offer and Merger is not a liquidation as defined in the National MLP Partnership Agreement and the Unitholders do not have the right to initiate a liquidation, the liquidation provisions of the National MLP Partnership Agreement are the only provisions that directly address the allocation of consideration between the various equity classes.

     Using the liquidation analysis allocation methodology and the total equity consideration offered by Columbia Propane of $99 million, the implied per National Common Unit equity value is $14.14. Using the liquidation analysis allocation methodology and the total equity consideration offered by Columbia Propane of $94 million (this reduced amount reflecting the estimated fair market value of the Triarc Note of $25.5 million rather than the face amount of $30.7 million), the implied per National Common Unit equity value is $13.40.

     Historical Trading Analysis. Lehman Brothers reviewed the daily historical closing prices of the National Common Units for the period from June 26, 1996 to March 30, 1999. Lehman Brothers calculated the closing National Common Unit prices based on 5, 10, 20, 30, 60, 120 and 260 trading day averages, respectively, as of March 30, 1999. The following table summarizes the historical trading analysis for such period.

                                                                                       AS OF MARCH 30, 1999
                                                                             -----------------------------------------
                                                                                             PREMIUM BASED ON $12.00
                                                                                           PER UNIT PRICE IN THE OFFER
                                                                             UNIT PRICE            AND MERGER
                                                                             ----------    ---------------------------

Closing Price.............................................................     $ 7.00                  71.4%
10-Day Average............................................................     $ 5.92                 102.7%
20-Day Average............................................................     $ 5.60                 114.3%
30-Day Average............................................................     $ 5.47                 119.4%
60-Day Average............................................................     $ 5.84                 105.5%
120-Day Average...........................................................     $ 6.63                  81.1%
260-Day Average...........................................................     $11.61                   3.4%
Since 10/21/98(a).........................................................     $ 6.45                  86.1%
Since 1/29/99(b)..........................................................     $ 5.49                 118.6%

------------

 (a) Represents the average closing price per National Common Unit since the announcement that the National Common Unit distribution would be reduced from $0.525 per unit to $0.2625 per unit with respect to the third quarter of 1998.

 (b) Represents the average closing price per National Common Unit since the announcement that all National Common Unit distributions would be eliminated with respect to the fourth quarter of 1998 and that the National MGP was continuing to examine strategic alternatives with respect to the National MLP.

     Premiums Analysis. Lehman Brothers reviewed certain publicly available information on selected cash transactions between $7 and $15 per share, selected natural resources transactions and selected MLP transactions. The following table summarizes the premiums paid in those selected transactions.

                                                                                             PREMIUM PAID
                                                                                          VERSUS PRIOR PRICE
                                                                                     ----------------------------
                                                                                     1 DAY     1 WEEK     1 MONTH
                                                                                     -----     ------     -------

SELECTED CASH TRANSACTIONS(a)
     Mean.........................................................................    28.9%     34.5%      40.1%
     Median.......................................................................    21.6%     29.0%      30.4%
NATURAL RESOURCE TRANSACTIONS
     Mean.........................................................................    36.2%     41.5%      37.8%
     Median.......................................................................    29.4%     31.8%      26.1%
MLP TRANSACTIONS
     Mean.........................................................................    32.2%     34.5%      38.4%
     Median.......................................................................    32.1%     34.4%      38.0%
NATIONAL COMMON UNIT CONSIDERATION ($12.00 PER UNIT)..............................    71.4%    125.9%     143.0%
Partnership Data..................................................................   $7.00     $5.31      $4.94

------------

 (a) Selected cash transactions between $7 and $15 per share from January 1, 1997 to February 15, 1999.

     Lehman Brothers is an internationally recognized investment banking firm engaged in, among other things, the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive bids, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. The Special Committee selected Lehman Brothers because of its expertise, reputation and familiarity with the National MLP, the propane industry and master limited partnerships and because its investment banking professionals have substantial experience in transactions comparable to the Offer and Merger.

     Pursuant to the terms of an engagement letter agreement, dated January 20, 1999, between Lehman Brothers and the Special Committee, the National OLP will pay Lehman Brothers a fee of $1,000,000. In addition, the Special Committee, on behalf of the National MGP (in its capacity as managing general partner of the National MLP), has agreed to reimburse Lehman Brothers for its reasonable expenses (including, without limitation, professional and legal fees and disbursements) incurred in connection with its engagement, and to indemnify Lehman Brothers and certain related persons against certain liabilities in connection with its engagement, including certain liabilities which may arise under federal securities laws.

     In the ordinary course of its business, Lehman Brothers actively trades in the equity securities of the National MLP and Triarc for its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities.

UNCERTAINTIES ASSOCIATED WITH PROJECTIONS

     Lehman Brothers was provided with a forward looking budget and certain other forward looking information by the management of the National MLP. Management of the National MLP advised Lehman Brothers that the National MLP has consistently experienced difficulties in attaining projected financial results. In addition, management advised Lehman Brothers that any projected results may differ substantially from actual results because of a number of risks and uncertainties including, but not limited to, the following: changes in wholesale propane prices; regional weather conditions; the ability to attract and retain customers; general economic conditions; competition from other energy sources and within the propane industry; success of operating initiatives; development and operating costs; advertising and promotional efforts; the existence or absence of adverse publicity; change in business strategy or development plans; quality of management; availability, terms and deployment of capital; business ability and judgment of personnel; availability of qualified personnel; labor and employee benefit costs; the success of the National MLP in identifying systems and programs that are not yet Year 2000 compliant; unexpected costs associated with Year 2000 compliance or the business risk associated with Year 2000 non-compliance by customers and/or suppliers; changes in, or failure to comply with, governmental regulations (including accounting standards, environmental laws and taxation requirements); and the costs, uncertainties and other effects of legal and administrative proceedings and other risks and uncertainties.

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
               PURPOSE AND STRUCTURE OF THE OFFER AND THE MERGER

     Purpose. The purpose of the Offer and the Merger is for the Purchaser to acquire all of the National Common Units. The Purchaser and Purchaser General Partner intend to acquire, directly or indirectly, (i) any remaining outstanding National Common Units not acquired in the Offer by consummating the Merger and all of the National Subordinated Units, (ii) all of the unsubordinated general partner interests in the National MLP and all of the Incentive Distrbution Rights, and (iii) all of the general partner interests and substantially all of the limited partner interests (except for the 1% Special OLP Interest, as defined below) in the National MLP's operating partnership, the National OLP. The Offer, the Merger and the other transactions effecting the acquisition of such interests in the National MLP and in the National OLP are being made pursuant to the Purchase Agreement.

     Effect of the Merger on the Unitholders. Consummation of the Merger is contingent upon, among other things, the approval by a majority of all outstanding National Common Units and a majority of all outstanding National Subordinated Units. In the Merger, each National Common Unit outstanding at the Effective Time (other than National Common Units owned by the Purchaser and its affiliates) will be canceled and converted automatically into the right to receive the Merger Consideration. Therefore, as a result of the Merger, Unitholders will no longer have any limited partner interest in the National MLP and will no longer share in any future earnings and growth of the National MLP. Instead, each Unitholder as of the Record Date will have only the right to receive the Merger Consideration. In addition, following the consummation of the Merger, the National Common Units will be delisted from the NYSE and the registration of the National Common Units under the Securities Exchange Act of 1934, as amended, will be terminated.

              CONDITIONS TO THE PURCHASE OF THE ACQUIRED INTERESTS
                                 AND THE MERGER

     The Purchase Agreement provides that the obligations of the Purchaser and the Purchaser General Partner to purchase, prior to the Merger, (a) 100% of the National Subordinated Units, (b) 100% of the unsubordinated general partner interests in the National MLP, (c) 100% of the unsubordinated general partner interests in the National OLP, and (d) substantially all of the limited partner interests in the National OLP (the 'National OLP Interests') (collectively, the items in clauses (a) through (d) and the National Common Units are referred to as the 'Acquired Interests') owned by the National Parties (as defined herein) are subject to the satisfaction or waiver of certain conditions, including the following: (i) the reorganization of the National MLP as described in 'Agreements to Purchase Acquired Interests; The Merger' in the section 'The Purchase Agreement' having been completed; (ii) the Purchase Agreement, the Merger and the other transactions contemplated under the Purchase Agreement having been approved and adopted by the affirmative vote of at least a majority of the outstanding National Common Units voting as a class and at least a majority of the outstanding National Subordinated Units voting as a class, to the extent required; (iii) no statute, rule, decision, regulation, executive order, decree, temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other governmental entity preventing the transaction being in effect and no action or proceeding being pending which could reasonably be expected to result in such an order or injunction; (iv) the representations and warranties of the National MLP, the National General Partners and Triarc (collectively, with National Sales and Service Inc. ('NSSI'), the 'National Parties') in the Purchase Agreement regarding corporate and partnership authority, enforceability of the Purchase Agreement and good and valid title to the Acquired Interests being true and correct as of the date of closing of the Merger as though made as of such date;
(v) the Purchaser having previously accepted for payment and paid for all validly tendered National Common Units pursuant to the Offer; and (vi) the National OLP having prepaid all of its $125 million 8.54% First Mortgage Notes due June 30, 2010 and approximately $13 million under its acquisition line under the credit agreement dated as of June 26, 1996 with the bank lenders named therein.

     The Purchase Agreement provides that the obligations of the parties to effect the Merger are subject to the satisfaction or waiver of certain conditions, including the following: (i) good and valid title to the Acquired Interests owned by the National Parties having been conveyed to the Purchaser and the Purchaser General Partner pursuant to the Purchase Agreement, free and clear of any liens, claims or encumbrances; (ii) the representations and warranties of the National Parties in the Purchase Agreement regarding corporate and partnership authority and enforceability of the Purchase Agreement being true and correct as of the date of closing of the Merger as though made as of such date; provided, that this clause (ii) is only a condition to the obligations of the Purchaser Parties (as defined herein); (iii) the Purchaser having previously accepted for payment and paid for all validly tendered National Common Units pursuant to the Offer; and
(iv) the satisfaction of items (ii) and (iii) listed in the paragraph above.

                             THE PURCHASE AGREEMENT

     The Purchase Agreement. The following is a summary of the Purchase Agreement, which summary is qualified in its entirety by reference to the Purchase Agreement, a copy of which is attached as Annex A hereto and incorporated herein by reference.

     Agreements to Purchase Acquired Interests; The Merger. On the terms and subject to the conditions of the Purchase Agreement, the Purchaser, in addition to making the Offer, has agreed to acquire, directly or indirectly as more fully described below as the Acquired Interests. The Purchase Agreement further provides that following the satisfaction or waiver of the conditions described below under 'Conditions to the Merger,' the National MLP will be merged with and into the Purchaser, and each then outstanding National Common Unit (other than National Common Units owned by the Purchaser or any affiliate of the Purchaser), will be converted into the right to receive an amount in cash equal to the Offer Consideration ($12.00, without interest thereon).

     The Purchase Agreement provides that, if the Offer is consummated, Triarc will unconditionally and irrevocably pay $14,883,720 to the National OLP under the promissory note in the original principal amount of $40.7 million with a remaining outstanding balance (immediately prior to the payment referred to in this sentence) of $30.7 million of the Triarc Note, together with interest, calculated based on a rate per annum of 9.44%, for the period from the date of acceptance of National Common Units in the Offer to the closing of the Merger, on a principal amount equal to (x) $2.40 multiplied by (y) the number of National Common Units accepted and paid for in the Offer. Triarc will make such payment immediately prior to the direct or indirect acquisition of the Acquired Interests and closing of the Merger as described below. Thereafter, the National MGP will cause (i) the National MLP to redeem (A) all 1% of the unsubordinated general partner interests in the National MLP owned by the National SGP in exchange for the simultaneous distribution to the National SGP of a 0.9798% limited partner interest in the National OLP, (B) all 4,533,638 National Subordinated Units and all incentive distribution rights owned by the National MGP in exchange for the simultaneous distribution to the National MGP of a 22.6351% limited partner interest in the National OLP, and (C) all 1% of the unsubordinated general partner interest in the National MLP owned by the National MGP (other than a general partner interest valued at $1,000) in exchange for the simultaneous distribution to the National MGP of a 0.9798% limited partner interest in the National OLP, and immediately thereafter, (ii) the National OLP to redeem all of the National OLP Interests owned by the National MGP, other than a 1.0% National OLP Interest (inclusive of the interest in (C) above) (which, for purposes of determining the aggregate consideration to be paid to the National General Partners under the Purchase Agreement, shall be initially valued at $700,000), in exchange for the simultaneous assignment and distribution to the National MGP of the Triarc Note, the principal amount of which (at the time of the assignment and distribution referred to in this clause
(ii)) will be $15,816,280.

     In addition, the Purchase Agreement provides that, following the foregoing reorganization, at the closing of the Merger, (x) the Purchaser will purchase all of the National OLP Interests owned by the National SGP for an aggregate consideration of $686,000, and (y) Purchaser General Partner will purchase (i) all of the National OLP general partner interests owned by the National SGP for an aggregate consideration of $707,000, and (ii) all of the National OLP general partner interests owned by the National MGP (other than a National OLP general partner interest valued at $1,000) for an aggregate consideration of $706,000.

     The Purchase Agreement further provides that, at the Effective Time, by virtue of the Merger and without any action on the part of the Purchaser, the National MLP or any Unitholder, (i) each of the National Common Units not owned by the Purchaser or an affiliate thereof will be converted into the right to receive an amount in cash equal to the highest amount per National Common Unit paid to Unitholders in the Offer, (ii) the general partner interest in the National MLP owned by the National MGP will be converted into the right to receive $1,000 in cash, and (iii) each partnership interest of the Purchaser outstanding immediately prior to the Effective Time will be converted into one partnership interest of the Purchaser as the surviving entity in the Merger, with the same rights, powers and privileges as the interest so converted and will constitute the only outstanding partnership interests of the Purchaser as the surviving entity.

     Purchaser General Partner has agreed that, immediately following the closing of the Merger, it will purchase the general partner interest valued at $1,000 in the National OLP held by the National MGP for $1,000 and, as successor general partner of the National OLP, it will cause the National OLP to convert the 1.0% limited partner interest held by the National MGP in the National OLP into a 1.0% special limited partner interest in the National OLP (the 'Special OLP Interest'). The Special OLP Interest to be held by the National MGP will have limited voting rights and will be nontransferable (except to an affiliate of the National MGP) other than as described in the next paragraph.

     The Purchase Agreement provides that the National MGP may require, at any time upon prior written notice and subject among other things to the condition that good title be transferred, that the Purchaser OLP (which, as used herein, refers to the National OLP following the Merger) purchase all (but not less than all) of the Special OLP Interest for cash in an amount equal to the fair market value of the Special OLP Interest as of the date of such notice, as determined by a nationally recognized independent appraiser or investment banking firm selected by Purchaser General Partner. The Purchase Agreement further provides that Purchaser General Partner may require, at any time upon written notice to the National MGP, that the National MGP sell to the Purchaser OLP all (but not less than all) of the Special OLP Interest and deliver good title thereto in consideration of (i) the payment of the cash price as provided in the immediately preceding sentence, and (ii) an additional amount in cash, if such sale is consummated within ten years after the Effective Time, equal to (A) any incremental gain realized by the National MGP resulting from a decrease in its share of Indemnified Debt (as hereinafter defined), multiplied by (B) a fraction, the numerator of which is the Effective Tax Rate (as defined in the Purchase Agreement) and the denominator of which is one minus the Effective Tax Rate.

     Vote Required to Approve Merger. The Merger will require the approval of the holders of a majority of the outstanding National Common Units, including the National Common Units owned by the Purchaser, and a majority of the outstanding National Subordinated Units, all of which National Subordinated Units are held by the National MGP. The Purchaser will be able to approve the Merger and all the other transactions contemplated by the Purchase Agreement without the vote of any other Unitholder.

     Under the Purchase Agreement, the Purchaser has agreed to execute a consent, as the holder of greater than a majority of the National Common Units following consummation of the Offer, and the National MGP has agreed to execute a consent, as holder of all the National Subordinated Units, to approve the Merger and all other transactions contemplated by the Purchase Agreement.

     If the Merger is consummated, Unitholders who elected not to tender their National Common Units in the Offer will have their interests in the National Common Units converted into the right to receive the same amount of cash consideration in exchange for each National Common Unit as they would have received in the Offer.

     Conditions to the Offer. The Purchase Agreement provides that, notwithstanding any other provision of the Offer, the Purchaser is not required to accept for payment or pay for any National Common Units tendered pursuant to the Offer, and could terminate, extend or amend the Offer and could postpone the acceptance for payment of and payment for National Common Units tendered, if certain conditions existed prior to the expiration of the Offer. Such conditions are described in full in the section 'Conditions to the Offer,' Annex A to the Purchase Agreement, which is attached to this Information Statement as Annex A.

     Conditions to the Purchase of Acquired Interests. The Purchase Agreement provides that the obligations of the Purchaser and Purchaser General Partner to purchase the Acquired Interests owned by the National Parties are subject to the satisfaction or waiver of certain conditions, including the following: (i) the reorganization of the National MLP as described above in the second paragraph under 'Agreements to Purchase Acquired Interests; The Merger' having been completed; (ii) the Purchase Agreement, the Merger and the other transactions contemplated by the Purchase Agreement having been approved and adopted by the affirmative vote of at least a majority of the outstanding National Common Units voting as a class and at least a majority of the outstanding National Subordinated Units voting as a class, to the extent required; (iii) no statute, rule, decision, regulation, executive order, decree, temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other governmental entity preventing the acquisition of the Acquired Interests being in effect and no action or proceeding being pending which could reasonably be expected to result in such an order or injunction; (iv) the representations and warranties of the National Parties in the Purchase Agreement regarding corporate and partnership authority, enforceability of the Purchase Agreement and good and valid title to the Acquired Interests being true and correct as of the date of closing of the Merger as though made as of such date; (v) the Purchaser having previously accepted for payment and paid for all validly tendered National Common Units pursuant to the Offer; and (vi) the National OLP having prepaid its First Mortgage Notes and approximately $13 million under its acquisition line under the Credit Agreement.

     Conditions to the Merger. The Purchase Agreement provides that the obligations of the parties to effect the Merger are subject to the satisfaction or waiver of certain conditions, including the following: (i) good and valid title to the Acquired Interests owned by the National Parties having been conveyed to the Purchaser and Purchaser General Partner pursuant to the Purchase Agreement, free and clear of any liens, claims or encumbrances; (ii) the Purchase Agreement, the Merger and the other transactions contemplated under the Purchase Agreement having been approved and adopted by the affirmative vote of at least a majority of the outstanding National Common Units voting as a class and at least a majority of the outstanding National Subordinated Units voting as a class, to the extent required; (iii) no statute, rule, decision, regulation, executive order, decree, temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other governmental entity preventing the consummation of the Merger being in effect and no action or proceeding being pending which could reasonably be expected to result in such an order or injunction; (iv) the representations and warranties of the National Parties in the Purchase Agreement regarding corporate and partnership authority and enforceability of the Purchase Agreement being true and correct as of the date of closing of the Merger as though made as of such date; provided, that this clause (iv) is only a condition to the obligations of the Purchaser, Purchaser General Partner and Purchaser Holdings (the 'Purchaser Parties'); and (v) the Purchaser having previously accepted for payment and paid for all validly tendered National Common Units pursuant to the Offer.

     No Solicitation. The Purchase Agreement provides that each of the National Parties (on behalf of itself and its affiliates, including the National MLP and the National OLP) will terminate all discussions and negotiations with others regarding a sale or other transaction involving (a) the Acquired Interests, (b) all or substantially all of the assets, business or securities of the National MLP or the National OLP, or (c) any other transaction similar to the transactions contemplated by the Purchase Agreement (collectively, the 'National Possible Alternatives'), and will not, directly or indirectly, nor shall they authorize or permit any of their officers, directors or employees to, or any investment banker, financial advisor, attorney, accountant or other representative retained by them to, so long as the Purchase Agreement remains in effect, (i) solicit, initiate, encourage (including by way of furnishing information or assistance), conduct discussions with or engage in negotiations with any person or entity regarding or take any other action to facilitate any inquiries or the making of any proposal which constitutes or may reasonably be expected to lead to a National Possible Alternative, (ii) enter into an agreement with any person or entity, other than the Purchaser or its affiliates, providing for a National Possible Alternative, (iii) make or authorize any statement, recommendation or solicitation in support of or approve any National Possible Alternative by any person or entity, other than by the Purchaser or its affiliates, or (iv) withdraw, modify, qualify or change the recommendation of the transactions contemplated by the Purchase Agreement by the Special Committee or the National Board.

     Notwithstanding the foregoing provisions, prior to the consummation of the Offer, Triarc, the National MLP, the National SGP, the National MGP and the National OLP will be entitled to take any action otherwise prohibited by the provisions of the Purchase Agreement described in the previous paragraph in response to any third party inquiry, contact or proposal received by any or all of them (including furnishing information to any such third party, but only pursuant to a written confidentiality agreement) if (a) the initial inquiry, contact or proposal from any third party was not received in violation of the provisions described in the previous paragraph, (b) the Special Committee shall have determined, in its good faith judgment, that any such otherwise prohibited action could reasonably be expected to lead to the negotiation and consummation of a National Possible Alternative that in the opinion of the Special Committee could reasonably be expected to be more beneficial than the transactions contemplated by the Purchase Agreement, taken as a whole, to the Unitholders other than the National MGP and its affiliates (a 'National Superior Transaction') and (c) the Special Committee shall have determined, after consultation with and based on the advice of its outside legal counsel, that the failure to take such action would be inconsistent with the National MGP's or the National Board's fiduciary duties to Unitholders under applicable law; provided, that none of the National MGP, the National SGP, the National MLP or the National OLP may execute a binding agreement to effect a National Superior Transaction unless the Purchase Agreement has first been terminated in accordance with the applicable terms thereof. The Purchase Agreement further provides that Triarc, the National MGP (on behalf of itself, the National MLP, the National OLP and the National SGP) and the National MLP agree that each of them will notify Purchaser General Partner immediately if any inquiry, contact or proposal is received by, any such information is requested from, or any such discussions or negotiations are sought to be initiated or continued with, it or any of its representatives, indicating, in connection with such notice, the name of such person or entity and the material terms and conditions of any inquiry, contact or proposal and thereafter will keep Purchaser General Partner informed, on a current basis, of the status and terms of any such inquiry, contact or proposal and the status of any such negotiations or discussions.

     Termination of Purchase Agreement. The Purchase Agreement may be terminated at any time prior to the date on which the Purchaser accepts for payment, and pays for, the National Common Units under the Offer (the 'Acceptance Date') (a) by Purchaser General Partner and the National MGP upon their mutual written agreement; (b) by (i) the Purchaser, if the Offer expires or is terminated or withdrawn in accordance with its terms without any National Common Units being purchased thereunder or as a result of the occurrence or existence of any condition set forth in Annex A of the Purchase Agreement (see 'Conditions to the Offer' above) but subject to the terms of the Offer; or (ii) the National MGP, if the Offer is terminated, or has not been commenced in accordance with the terms of the Purchase Agreement within five business days of the date of the Purchase Agreement, or if the Purchaser has not purchased National Common Units validly tendered and not withdrawn pursuant to the Offer in accordance with the terms of the Purchase Agreement within 90 days after commencement of the Offer; or (iii) the Purchaser if, as a result of the occurrence or existence of any condition set forth in Annex A to the Purchase Agreement (see 'Conditions to the Offer' above), the Offer has not been commenced in accordance with the terms of the Purchase Agreement within 60 days of the date of the Purchase Agreement; provided, however, that the party seeking to terminate the Purchase Agreement pursuant to this clause (b) and its affiliated parties are not in material breach of any of its representations, warranties or covenants contained in the Purchase Agreement; (c) by the National MGP acting through the Special Committee or by Purchaser General Partner, if the Special Committee determines that a National Possible Alternative would constitute a National Superior Transaction and the National Board or the Special Committee, consistent with the provisions of the Purchase Agreement described in the second paragraph of 'No Solicitation' above, withdraws, modifies, qualifies or changes in a manner adverse to the Purchaser its recommendation that the Unitholders tender their National Common Units in the Offer; and (d) by the National MGP, if the Purchaser has provided a notice to the National MGP that a change in applicable tax laws has occurred and the National MGP notifies the Purchaser in writing that the relevant tax law change would adversely affect the tax deferral for the benefit of the National MGP sought to be achieved by the provisions described below under 'Agreements with Respect to Tax Matters.'

     The Purchase Agreement may also be terminated at any time prior to the closing of the Merger by either Purchaser Holdings or the National MGP if the closing of the Merger has not occurred by the date that is 210 days after purchase of the National Common Units pursuant to the Offer; provided, however, that no party whose breach of the Purchase Agreement has caused the failure to so close will have the right to so terminate the Purchase Agreement.

     Termination and Outside Date Breakage Fees; Fees and Expenses. If the Purchase Agreement is terminated in accordance with the provisions described under clause (c) of the first paragraph of 'Termination of Purchase Agreement' above, the National MLP will have the obligation to pay or cause to be paid promptly (but in no event more than three days after the Purchase Agreement is so terminated) to the Purchaser a fee of $3.0 million in cash.

     In the event that (i) the Purchase Agreement is terminated in accordance with the provisions described under clause (c) of the first paragraph of 'Termination of Purchase Agreement' above, and (ii) within the twelve months following such termination a National Possible Alternative is consummated which is more beneficial than the transactions contemplated by the Purchase Agreement, taken as a whole, to the Unitholders other than the National MGP and its affiliates, then the National MLP shall pay to the Purchaser, within three days of such consummation, a topping fee equal to $6.0 million (inclusive of any amounts previously paid by the National MLP pursuant to the immediately preceding paragraph). If any such transaction does not involve the acquisition of substantially all of the interests in or assets of the National MLP or the National OLP, then the calculation of the amount to be paid in excess of amounts paid pursuant to the immediately preceding paragraph will be adjusted on a pro rata basis.

     In the event that the Purchase Agreement is terminated pursuant to the provision discussed in the last paragraph under 'Termination of Purchase Agreement' above or is terminated upon mutual agreement of the parties, on the date of such termination Triarc has agreed to unconditionally and irrevocably pay to the Purchaser, as an inducement for the Purchaser Parties to enter into the Purchase Agreement and as a breakage payment for such termination, the sum of (i) $2.40 multiplied by the number of National Common Units accepted and paid for in the Offer, and (ii) interest on such amount, calculated based on a rate per annum of 9.44%, for the period from the date the National Common Units are accepted and paid for in the Offer to such date of termination.

     The Purchase Agreement further provides that the National MLP and the National OLP will pay all fees and expenses relating to (i) the National MLP's filings with the Commission, (ii) obtaining the consent of the holders of National OLP's First Mortgage Notes (except as provided in Amendment No. 2 dated as of April 5, 1999 ('Amendment No. 2') to each of the separate Note Agreements dated as of June 26, 1996 (as amended, the 'Note Agreements')) and (iii) up to an aggregate of $1.5 million of the fees and expenses of the Special Committee and its advisors and of certain appraisal and asset valuation services with respect to the assets of the National OLP.

     Conduct of Business by the National MLP and the National MGP Pending the Merger. The National MLP has agreed that during the period from the date of the Purchase Agreement to the Effective Time, it will (and the National MGP has agreed to cause the National MLP, the National OLP and NSSI to), among other things: (i) maintain its assets and properties in good working order and condition and operate its business in the ordinary course as was being conducted prior to the execution of the Purchase Agreement; (ii) use its commercially reasonable efforts to maintain and preserve in all material respects its business organization intact and maintain in all material respects its relationships with suppliers, customers, lessors and others having business relations with it; (iii) file on a timely basis all notices, reports or other filings required to be filed with or reported to any governmental agency; (iv) file on a timely basis all applications or other documents necessary to maintain, renew or extend any material permit, license, variance or any other approval required by any governmental authority necessary or required for the continuing operation of its business, whether or not such approval would expire before or after the Effective Time; and (v) (A) file or cause to be filed, within the times and in the manner prescribed by law, all tax returns and tax reports that are required to be filed by such person determined consistent with prior practices; (B) pay or cause to be paid, within the time and in the manner prescribed by law, all material taxes (including any estimated taxes) imposed on such party that are currently due and payable; and (C) establish and maintain reserves adequate to pay all material taxes not yet due or payable as of the closing of the Merger.

     The Purchase Agreement further provides that, from the date of the Purchase Agreement until the Effective Time, the National MLP will not (except as otherwise contemplated by the Purchase

Agreement) (and the National MGP will cause the National MLP, the National OLP and NSSI not to), without first obtaining the written consent of Purchaser General Partner, which consent will not be unreasonably withheld or delayed: (i) make any material change in the conduct of its business and operations or its financial reporting and accounting methods; (ii) other than in the ordinary course of business consistent with past practice, enter into any material contract or agreement or terminate or amend in any material respect any material contract or agreement to which it is a party, waive any material rights under any material contract or agreement to which it is a party, or be in default in any material respect thereunder; (iii) declare, set aside or pay any distributions to its partners or split, combine or reclassify any of its equity securities or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for any of its equity securities, or purchase, redeem or otherwise acquire, directly or indirectly, any such securities; (iv) merge into or with or consolidate with any other corporation, partnership, person or other entity or acquire all or substantially all of the business or assets of any corporation, partnership, person or other entity or form, acquire any interest in or contribute any assets to any partnership or joint venture or enter into any similar arrangement; (v) make any change in its agreement of limited partnership; (vi) (A) make any purchase of any securities of any corporation, partnership, person or entity, or (B) make any investment in any corporation, partnership, joint venture or other business enterprise (other than ordinary-course overnight investments consistent with cash management practices of the National MLP and the National OLP); (vii) incur any indebtedness for borrowed money (except for borrowings under existing working capital facilities up to an aggregate of $1.0 million) or guarantee any such indebtedness or issue, sell or guarantee any debt securities or any rights or warrants to acquire any debt securities; (viii) sell, lease, pledge, encumber or otherwise dispose of any portion of its assets other than in the ordinary course of business consistent with past practice; (ix) issue, deliver or sell or authorize or propose the issuance, delivery or sale of, any of its equity securities or securities convertible into its equity securities, or subscriptions, rights, warrants or options to acquire or other agreements or commitments of any character obligating it to issue any such securities; (x) settle in excess of $1.0 million (individually or in the aggregate) any claim, demand, lawsuit or state or federal regulatory proceeding not covered by insurance; (xi) except as required on an emergency basis, purchase, lease or otherwise acquire any property of any kind whatsoever other than in the ordinary course of business or make any capital expenditures in excess of $1.0 million in the aggregate; (xii) allow or permit the expiration, termination or cancellation at any time of any material insurance policy applicable to its business or operations, unless such policy is replaced, with no loss of coverage, by a comparable insurance policy (to the extent available on commercially reasonable terms); (xiii) (A) make or rescind any material express or deemed election relating to taxes, (B) make a request for a tax ruling or enter into a tax closing agreement, (C) settle or compromise any material claim, action, suit, litigation, proceeding, arbitration, investigation, audit, or controversy relating to taxes other than as otherwise set forth in the Purchase Agreement, or (D) change any of its methods of reporting material income or deductions for federal income tax purposes from those employed in the preparation of its federal income tax return for the taxable year ending December 31, 1997, except as may be required by a change in applicable law; or (xiv) commit to do any of the foregoing.

     In the Purchase Agreement, the National MGP covenants that from the date of the Purchase Agreement until the Effective Time, (i) it will use its commercially reasonable efforts to retain its employees related to the operation of the National MLP and the National OLP, (ii) it will not hire any employee except in the ordinary course of business consistent with past practice, (iii) it will not hire any management personnel with an annual salary in excess of $65,000 without first giving Purchaser General Partner a reasonable opportunity to consult with the National MGP regarding such prospective hire, (iv) it will not adopt any material new employee benefit plan, arrangement, practice or policy, or material employment, severance, consulting or other compensation arrangement, with or for the benefit of new or existing employees, or, except as otherwise set forth in the Purchase Agreement, amend any existing employee benefit plan, arrangement, practice or policy, or existing employment, severance, consulting or other compensation arrangement in any material respect, without prior written consent of the Purchaser, which consent shall not be unreasonably withheld, (v) it will not materially increase the compensation or level of benefits applicable to its employees, except for normal increases consistent with past practice, (vi) it will not materially change the nature of the National MLP's at cost

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
reimbursement obligation for employee services, and (vii) it will not permit NSSI to do any of the foregoing.

     The National Parties further agreed in the Purchase Agreement that they will, and will cause the National OLP to: (a) keep Amendment No. 2 to the Note Agreements in effect, and not amend or modify Amendment No. 2, the Note Agreements or the First Mortgage Notes without the prior written consent of the Purchaser which shall not be unreasonably withheld; (b) comply with their respective obligations under Amendment No. 2; and (c) not give the preliminary or the final notice of optional prepayment under the Note Agreements without the prior written consent of the Purchaser which shall not be unreasonably withheld. In Amendment No. 2 to the Note Agreements, the noteholders agreed to a prepayment option wherein the National OLP may prepay the First Mortgage Notes on the date of the Merger. Prepayment of the First Mortgage Notes and the amounts under the acquisition line is a condition to the obligations of the Purchaser and Purchaser General Partner to purchase the Acquired Interests.

     Employees and Employee Benefits. Under the Purchase Agreement, the parties agreed that all employees of the National MGP in connection with the business of the National MLP and the National OLP will be offered employment by the Purchaser Parties. The parties further agreed that the Purchaser will assume all costs of severance relating to such employees under the National MGP employee retention program, under certain employment and severance agreements and will assume any amounts related to payments under certain stock, phantom stock, unit or phantom unit plans maintained by the National MGP. The Purchaser agreed to assume all liabilities of the National Parties to, or with respect to, such employees (or their dependents or beneficiaries) related to or based upon their employment with the National Parties. The Purchaser also agreed to assume any and all of the National MGP's and the National Parties' obligations under certain collective bargaining agreements existing at the Effective Time with respect to such employees.

     In connection with any withdrawal liability under Section 4201(a) of the Employee Retirement Income Security Act of 1974, as amended ('ERISA') by reason of the consummation of the transactions under the Purchase Agreement, the parties have agreed that the Purchaser has the option in its sole discretion to either (i) enter into an agreement with the National Parties under Section 4204 of ERISA pursuant to which it will contribute to the multiemployer plans to which the National Parties had an obligation to contribute with respect to such employees of the National MGP immediately prior to the Effective Time, for substantially the same number of contribution base units for which the National Parties had an obligation to contribute for each of such multiemployer plans or
(ii) pay directly the amount of any withdrawal liability incurred in connection with such multiemployer plans by reason of the consummation of the transactions under the Purchase Agreement where no agreement referred to in clause (i) above was effected, except if such liability is caused by the failure of any one of the National Parties to satisfy the requirements of Section 4204 of ERISA.

     If the Purchaser completely or partially withdraws from any such multiemployer plan during the first five plan years beginning after the Effective Time, the National Parties agreed in the Purchase Agreement to be secondarily liable for any withdrawal liability that the National Parties would have incurred at the Effective Time were it not for the application of Section 4204 of ERISA. The National MGP also agreed in the Purchase Agreement to take no action that would reasonably be expected to result in increased severance cost obligations to the Purchaser or its affiliates without the prior written consent of Purchaser General Partner, which shall not be unreasonably withheld, except as permitted as described under 'Conduct of Business by the National MLP and the National MGP Pending the Merger' above.

     Under the Purchase Agreement, the Purchaser and the Purchaser OLP agreed to fully indemnify, defend, and hold harmless the National Parties from and against any liability, loss, damage or expense the National Parties may incur as a result of any claim made with respect to any obligation of, or liability assumed by, the Purchaser and Purchaser OLP pursuant to the foregoing employee-related provisions of the Purchase Agreement.

     Agreements with Respect to Indemnification of National General Partners, Triarc and Directors and Officers. Pursuant to the Purchase Agreement, the Purchaser, Purchaser Holdings and Purchaser General Partner have agreed that, from and after the closing of the Merger, they will (and will cause the

Purchaser OLP to) jointly and severally indemnify and hold harmless the National General Partners, Triarc and their respective stockholders, officers, directors, affiliates, successors and assigns (including any person who has acted in any such capacity at any time prior to the Effective Time), in the manner set forth in Section 7.7 of the National MLP Partnership Agreement and Section 7.7 of the National OLP's Amended and Restated Agreement of Limited Partnership dated as of July 2, 1996, as amended (the 'National OLP Partnership Agreement'), from and against all losses, costs, damages, expenses (including reasonable attorneys fees), liabilities and claims (collectively, 'Losses') arising or resulting from or relating to the National MLP, the National OLP, the National General Partners or NSSI, from which such persons, or any of them, would have been entitled to be indemnified pursuant to such sections in such partnership agreements, except in each case for Losses for which the National MGP is indemnifying the Purchaser and its affiliates under the Purchase Agreement; provided, that such indemnification will not be limited to payments out of the assets of the National MLP or the Purchaser OLP.

     The Purchaser, Purchaser Holdings and Purchaser General Partner have also agreed that, from and after the closing of the Merger, they will (and will cause the Purchaser OLP to) jointly and severally indemnify and hold harmless, to the fullest extent permitted by law, the National General Partners, Triarc and their respective stockholders, officers, directors, affiliates, successors and assigns from and against any and all Losses arising or resulting from, or relating to
(a) certain expenses of or relating to the National MLP's and the National OLP's operations incurred by the National MGP for which the National MLP has a reimbursement obligation to the National MGP under the National MLP Agreement;
(b) any material breach of the representations or warranties of the Purchaser Parties in the Purchase Agreement; (c) the conduct of the business or operations of the Purchaser, the Purchaser OLP, the National MLP, the National OLP or NSSI following the Effective Time; (d) certain litigation matters described in the Purchase Agreement; and (e) certain real property located in Marshfield, Wisconsin, except in each case of clauses (a) through (c) for Losses for which the National MGP is indemnifying the Purchaser and its affiliates as described below.

     Agreements with Respect to Indemnification of the Purchaser Parties and Directors and Officers. Under the Purchase Agreement, the National MGP has agreed that, from and after the closing of the Merger, it will indemnify and hold harmless Purchaser Holdings and its affiliates, any successors thereto, or any of the preceding persons who subsequent to the date of the closing of the Merger guarantees or otherwise incurs any liability with respect to the Indemnified Debt (as defined below), from and against any and all Losses arising or resulting from, or relating to any payments that Purchaser Holdings and its affiliates or any successors thereto are required to make (and make) from their own funds (after prior recourse is had to the assets of the Purchaser OLP) with respect to the National OLP debt at the closing of the Merger (consisting of approximately $140 million principal amount of indebtedness) and any refinancing, refunding or replacement thereof ('Indemnified Debt'), due to the inability of the Purchaser OLP to pay or refinance any such Indemnified Debt from the assets of the Purchaser OLP (such indemnity, the 'Debt Indemnity'). The National MGP and Triarc have further agreed in the Purchase Agreement that, from and after the consummation of the Offer, they will jointly and severally indemnify and hold harmless Purchaser Holdings, the Purchaser, Purchaser General Partner and their respective stockholders, officers, directors, affiliates, successors and assigns from and against any and all Losses arising or resulting from, or relating to (i) any material breach of the representations or warranties of the National Parties in the Purchase Agreement relating to organization, existence, powers and qualification, partnership or corporate authority to enter into the Purchase Agreement and ownership of the Acquired Interests, or (ii) any claim made by any holder of indebtedness of the National OLP, to the extent relating to any act or omission of the National MGP, Triarc or their affiliates prior to closing of the Merger, if such claim has been asserted in writing prior to the consummation of the Offer and does not arise from or relate to the transactions contemplated by the Purchase Agreement or any action or omission otherwise requested by the Purchaser.

     Agreements with Respect to Tax Matters. Under the Purchase Agreement, from the date of closing of the Merger until the expiration of the Debt Indemnity, the Purchaser agreed that it will not, and Purchaser Holdings agreed that it will cause the Purchaser, Purchaser General Partner and Purchaser OLP not to, without the prior written consent of the National MGP, (i) except as required by applicable law (as defined therein), implement or adopt any material change in the Purchaser OLP's current federal income tax methods, principles or elections to be specifically identified by the National Parties, (ii) sell or otherwise dispose of any assets of the Purchaser OLP (except as otherwise agreed) if such sale or disposition would result in greater than $5,000,000 of gain per year on a cumulative basis permitting carry-forwards, to be allocable to the National MGP pursuant to
Section 704(c) of the Code; or (iii) increase as of any date following the date of closing of the Merger the Section 704 carrying value of the assets contributed to the National OLP by the National MGP and the National SGP, as provided therein. In the event that either the Purchaser or the Purchaser OLP breaches covenant (i), (ii) or (iii) of this paragraph, subject to certain limits contained in the Purchase Agreement, Purchaser Holdings, Purchaser General Partner and the Purchaser OLP agreed to indemnify the National MGP, in an amount equal to the sum of (x) (A) the incremental gain recognized as a result of such breach, as calculated therein, multiplied by (B) a fraction, the numerator of which is the maximum net marginal statutory federal and state income tax rates (expressed as a decimal) in the jurisdictions applicable to the National MGP for the year in which such gain is recognized (taking into account the deductibility of state income tax in determining the liability for federal income tax) (the 'Effective Tax Rate') and the denominator of which is one minus the Effective Tax Rate and (y) any other losses, costs, damages, expenses (other than taxes but including attorneys fees and interest, penalties and additions to tax imposed on the National Parties by any taxing authority) as a result of such breach but only to the extent such damages result in a cash expenditure by one of the National Parties.

     Purchaser Holdings and Purchaser General Partner further agreed, following the Effective Time and until the termination of the Debt Indemnity, to cause the Purchaser OLP not to (a) prepay, defease, purchase or otherwise retire any of the Indemnified Debt, except as provided therein, (b) modify any of the Indemnified Debt so as to eliminate or limit the recourse liability of the National MGP with respect thereto, (c) merge or consolidate with or otherwise become a corporation for federal income tax purposes, (d) cause or permit any other corporation, partnership, person or entity (other than Purchaser Holdings and its affiliates, or any successor thereto, or any successor to the Purchaser
OLP) to assume, guarantee, indemnify against or otherwise incur any liability with respect to any Indemnified Debt, or (e) except as required by applicable law (as defined therein), take or fail to take any other action that would result in the share of the Indemnified Debt which is allocated to the National MGP for purposes of Section 752 of the Internal Revenue Code of 1986, as amended, (the 'Code') and Treasury Regulations promulgated thereunder pursuant to the Debt Indemnity to be reduced by an amount in excess of the National MGP's adjusted tax basis in its interest in the Purchaser OLP, as adjusted following the Effective Time and as so identified by the National MGP (the 'MGP's Basis'); provided, however, that such covenants will only apply to the extent any actions described in (a), (b), (c), (d) or (e) above would result in the share of the Indemnified Debt which is allocated to the National MGP for purposes of Section 752 of the Code to be reduced by an amount in excess of the MGP's Basis at all times until termination of the Debt Indemnity. In addition, Purchaser Holdings and Purchaser General Partner have agreed to cause the Purchaser OLP to refinance scheduled principal payments on the Indemnified Debt with sufficient recourse debt so that at all times until the termination of the Debt Indemnity, the amount of Indemnified Debt which is allocable to the National MGP for purposes of Section 752 of the Code will not be reduced by an amount exceeding the National MGP's Basis. The Purchase Agreement provides that following the Effective Time and until the termination of the Debt Indemnity, (i) Purchaser Holdings and Purchaser General Partner will cause the Purchaser OLP to use all commercially reasonable efforts to not take or omit to take any action, if such action or omission would constitute a breach of, or give rise to a default or event of default under, any Indemnified Debt, and (ii) the National MGP will have the right, but not the obligation, to arrange for the refinancing described above if and only if the Purchaser OLP is unable to do so in accordance with this paragraph. The Purchase Agreement further provides that, in the event that before termination of the Debt Indemnity, the National MGP's share of the Indemnified Debt for purposes of Section 752 of the Code is reduced by an amount in excess of the National MGP's Basis as a result of a breach by Purchaser Holdings or Purchaser General Partner or any affiliate or any successor thereto of any provision in the Purchase Agreement, subject to certain limits contained in the Purchase Agreement, Purchaser Holdings, Purchaser General Partner and the Purchaser OLP agreed to indemnify the National MGP in an amount equal to the sum of (x) (A) the gain recognized by the National MGP resulting from a decrease in the National MGP's share of the Indemnified Debt (plus any penalties or additions to tax imposed on the National Parties by any taxing authority as a result of such breach), multiplied by (B) a fraction, the numerator of which is the Effective Tax Rate and the denominator of which is one minus the Effective Tax Rate and
(y) any other losses, costs, damages, expenses (other than taxes but including attorneys fees and interest, penalties and additions to tax imposed on the National Parties by any taxing authority) as a result of such breach but only to the extent such damages result in a cash expenditure by one of the National Parties.

     Notwithstanding the foregoing, the Purchase Agreement provides that no indemnity will be provided by any Purchaser Party to the National MGP with respect to any Losses arising under the foregoing tax indemnity provisions to the extent that any such Losses or any portion thereof are attributable to (i) the Internal Revenue Service determining the National MGP is not a partner with respect to the Purchaser OLP or the Debt Indemnity is not recognized as an obligation by the National MGP to make payments with respect to the Indemnified Debt or reimburse a third party with respect to the Indemnified Debt resulting in the Indemnified Debt not being allocated to the National MGP under Code
Section 752 or (ii) any merger of the National MGP with or into Triarc or an affiliate of Triarc, or any transfer of the Acquired Interests prior to the closing of the Merger permitted by the Purchase Agreement, results in the recognition by the National MGP, National SGP or any transferee thereof or any successor thereto of any income or gain for federal income tax purposes, except in each case to the extent such determination results from the breach by Purchaser or Purchaser Holdings of any provision of the Purchase Agreement.

     Upon the terms and subject to the limits of a guaranty agreement, Columbia Energy Group has agreed to guarantee the Purchaser Parties' indemnification obligations for any breaches of the tax-related provisions described in the first and second paragraphs under 'Agreements with Respect to Tax Matters' above for a specified maximum amount, which maximum amount declines according to a schedule over the 15 year term of such guaranty.

     The National MGP and the Purchaser agreed in the Purchase Agreement that, at any time until the expiration of the Debt Indemnity, the fair market value of the assets of National OLP will be determined in accordance with an appraisal conducted by a valuation firm (the 'Original Appraiser') prior to closing of the Merger, performed in a manner consistent with the assumptions and methodologies used by such firm in its appraisal of the assets upon formation of National OLP; provided that, if such appraisal places the value of the depreciable and amortizable assets at less than $117 million, the Purchaser may cause an appraisal of such assets to be performed by an independent, nationally recognized appraiser selected by it. If the second appraisal places the value of such assets at $130 million or less, the National MGP and the Purchaser will, for all tax and Code Section 704 book purposes, utilize such value. If the second appraisal places the value of such assets at more than $130 million, the value placed on such assets by the first appraisal shall be utilized for all tax and Code Section 704 book purposes. The preliminary appraisal conducted by the Original Appraiser resulted in a value for such assets at the low end of the $117-$130 million range, which if confirmed in the final report, would eliminate the need for a second appraisal.

     Consents, Approvals and Filings. The Purchase Agreement provides that each of the parties thereto will use its commercially reasonable efforts to take, or cause to be taken, all appropriate action, and to do or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by the Purchase Agreement, including but not limited to making all required regulatory filings and applications and obtaining all licenses, permits, consents, approvals, authorizations, qualifications and orders of governmental entities or authorities and parties to contracts as are necessary for the consummation of the Merger and other transactions contemplated by the Purchase Agreement and to otherwise fulfill the conditions to the consummation of the Purchase Agreement.

     The Purchase Agreement further provides that, during the period from the date of the Purchase Agreement to the Effective Time, the parties will use commercially reasonable efforts to obtain any consents necessary to transfer title to, and shall use their respective commercially reasonable efforts to transfer title to, any assets used primarily in the business of the National MLP or the National OLP (whether owned by the National MLP or the National MGP, but excluding the capital stock of any subsidiaries of the National MGP) including, but not limited to, any tradenames, intellectual property rights, real property rights or personal property rights, from the National MGP, the National SGP and the National MLP to the National OLP. If any such consents are not obtained, the National MGP will use its commercially reasonable efforts to take such other action as may be necessary to provide the Purchaser OLP (as defined in the Purchase Agreement) with rights to such assets substantially equivalent to those held by the National MGP, the National SGP and the National MLP.

     The National MGP and Purchaser General Partner also agreed to cooperate in
(a) causing the National MGP, the National MLP and the National OLP to take all actions necessary to comply with applicable requirements of environmental and health and safety laws concerning the transfer of property, assets, stock or a business, (b) effectuating the issuance, assignment or transfer, as promptly as is reasonably possible on or after the Effective Time, of all licenses or permits required as of the Effective Time, and (c) identifying, preparing and filing any notices or reports required from Purchaser General Partner in connection with the transfer or issuance of the required permits.

     Representations and Warranties. The Purchase Agreement contains various customary representations and warranties of the parties thereto. These include representations and warranties of the National MLP, the National General Partners and Triarc with respect to, among other things, the following matters:
(i) organization, existence, powers and qualification, (ii) partnership or corporate authority to enter into the Purchase Agreement, (iii) the filings of the National MLP made with the Commission, (iv) the financial statements of the National MLP, (v) the documents relating to the Offer, (vi) the absence of certain material adverse changes, (vii) ownership of the Acquired Interests,
(viii) non-contravention of the Purchase Agreement with certain laws, agreements or orders, (ix) absence of defaults under certain agreements or orders, (x) completeness of documents provided, (xi) brokerage arrangements, (xii) undisclosed liabilities, (xiii) absence of certain litigation, (xiv) compliance with laws, and (xv) certain environmental, labor, insurance, intellectual property, employee benefits and tax matters.

     The Purchaser, Purchaser General Partner and Purchaser Holdings have also made certain representations and warranties with respect to, among other things, the following matters: (i) organization, existence, powers and qualification,
(ii) partnership or corporate authority to enter into the Purchase Agreement,
(iii) non-contravention of the Purchase Agreement with certain laws, agreements or orders, (iv) absence of defaults under certain agreements, (v) the documents relating to the Offer, (vi) the sufficiency of funds to acquire the Acquired Interests, and (vii) brokerage arrangements.

     Termination of Indemnities and Survival Periods. All obligations of the National MGP (other than obligations with respect to payments that may become due as a result of any claims made by any holder of Indemnified Debt prior to the date of termination) with respect to the Debt Indemnity shall terminate upon the sale of the Special OLP Interest pursuant to the Put Notice or Call Notice (both as defined in the Purchase Agreement). None of the representations and warranties in the Purchase Agreement survive the Acceptance Date, other than certain representations and warranties concerning (i) organization, existence, powers, qualification and partnership or corporate authority to enter into the Purchase Agreement (Sections 3.1 and 3.2 of the Purchase Agreement), which will survive until April 5, 2000, and (ii) ownership of and title to the Acquired Interests (Section 3.7 of the Purchase Agreement), which do not terminate. All covenants, agreements and indemnities contained in the Purchase Agreement which by their terms are to be performed after the closing of the Merger and the other transactions shall survive the closing of the Merger.

     Access to Information. Under the Purchase Agreement, from the date of the Purchase Agreement to the Effective Time or until the Purchase Agreement is terminated as provided therein, each of the National MGP and the National MLP will provide, and the National MGP will cause the National OLP to provide, to each of the Purchaser Parties reasonable and prompt access to all of its books, records (including making copies as reasonably requested), assets, properties, employees, agents and representatives, and will furnish or cause to be furnished, as applicable, to each of the Purchaser Parties such information as any such party may reasonably request, upon prior notice and during normal business hours, unless that access and disclosure would violate the terms of any Agreement to which any of the National Parties or the National OLP is bound or any applicable law or regulation. Each of the Purchaser Parties has agreed, until the closing of the Merger, to maintain the confidentiality of any data or information so acquired in accordance with the terms of an existing confidentiality agreement between Purchaser Holdings and Triarc.

     Information Statement; Agreement to Execute Written Consents. The Purchase Agreement provides that as soon as practicable following the purchase of all National Common Units validly tendered and not withdrawn pursuant to the Offer, if required by applicable law, the National MGP will file an information statement (i.e., this Information Statement) with the SEC under the Exchange Act, and will use its commercially reasonable efforts to have the Information Statement cleared by the SEC. Purchaser General Partner and the National MGP further agreed to cooperate with each other in the preparation of any Information Statement, and the National MGP agreed to notify Purchaser General Partner of the receipt of any comments of the SEC with respect to any Information Statement and of any requests by the SEC for any amendment or supplement thereto or for additional information and agreed to provide to Purchaser General Partner promptly copies of all correspondence between the National MGP or any representative of the National MGP and the SEC.

     Under the Purchase Agreement, the Purchaser has agreed to execute a consent, on the first business day following expiration of twenty calendar days from the date of mailing of the Information Statement, as the holder of the majority of the National Common Units, and the National MGP has agreed to so execute a consent, as the holder of all of the National Subordinated Units, to approve all of the transactions contemplated by the Purchase Agreement.

     Amendment; Binding Effect and Assignment. The Purchase Agreement provides that no supplement, modification or waiver of the Purchase Agreement will be binding unless executed in writing by the party to be bound thereby. The parties agreed that the Purchase Agreement will be binding upon and inure to the benefit of the parties thereto and their respective successors and permitted assigns; but neither the Purchase Agreement nor any of the rights, benefits or obligations thereunder may be assigned, by operation of law or otherwise, by any party thereto without the prior written consent of either Purchaser General Partner or the National MGP, as applicable, other than as set forth therein. Nothing in the Purchase Agreement, express or implied, is intended to confer upon any person or entity other than the parties thereto and their respective successors and permitted assigns any rights, benefits or obligations thereunder.

     The Payment Guaranty Agreement. Upon the terms and subject to the limits of a guaranty agreement, Columbia Energy Group has agreed to guarantee the Purchaser Parties' indemnification obligations for any breaches of the tax-related provisions described in the first and second paragraphs under 'Agreements with Respect to Tax Matters' above, for a specified maximum amount, which maximum amount declines according to a schedule over the 15 year term of such guaranty.

                           FINANCING THE TRANSACTION

     The total amount of funds required by the Purchaser to purchase National Common Units pursuant to the Offer and to pay for National Common Units converted into the right to receive cash pursuant to the Merger is estimated to be approximately $80.4 million. The Purchaser has advised the National MGP that it paid approximately $71.1 million for the 5,922,454 National Common Units it purchased at the expiration of the Offer on May 6, 1999. The Purchaser funded the purchase of the National Common Units made in connection with the Offer with a capital contribution from the Purchaser General Partner, who in turn received a capital contribution from Purchaser Holdings and, indirectly, from Columbia Energy Group. The consideration to be paid to remaining Unitholders in the Merger, as well as transaction fees and expenses, will be funded in a similar manner.

                     PAYMENT FOR THE NATIONAL COMMON UNITS

     The Surviving Entity will make available to the Paying Agent, as agent for the Unitholders of record, as needed, the aggregate amount of cash to be paid in respect of the National Common Units pursuant to the Merger. Unitholders of record should use a letter of transmittal to effect the surrender of certificates in exchange for $12.00 per National Common Unit in cash, without interest. All certificates so surrendered will be cancelled. Following the Merger, Unitholders of record will receive

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
copies of the letter of transmittal from the Purchaser, and may also obtain copies of the letter of transmittal through ChaseMellon Shareholder Services, L.L.C., the Paying Agent.

     Upon surrender of a certificate formerly representing National Common Units, together with a duly executed letter of transmittal, the holder thereof will receive in exchange for each National Common Unit $12.00 in cash, without interest. At any time following the first anniversary after the effective time of the Merger, the Surviving Entity shall be entitled to require the Paying Agent to deliver to it any funds which have been made available to the Paying Agent and not disbursed to former holders of National Common Units (including, without limitation, all interest and other income received by the Paying Agent in respect of all funds made available to it) and, thereafter, such former holders shall be entitled to look to the Purchaser (subject to abandoned property, escheat and other similar laws) only as general creditors thereof with respect to the $12.00 per former National Common Unit payable upon due surrender of the certificates held by them.

                       ACCOUNTING TREATMENT OF THE MERGER

     It is expected that the purchase method of accounting will be used to account for the Merger, upon consummation, in accordance with generally accepted accounting principles. Under purchase accounting, the assets and liabilities of the acquired company are recorded at their respective fair market values upon consummation and added to those of the acquiring company.

                       DELISTING OF NATIONAL COMMON UNITS

     If the Merger is completed, the National Common Units will cease to be listed on the NYSE.

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The U.S. Federal income tax discussion set forth below is for general information only and does not purport to address all aspects of taxation that may be relevant to a particular Unitholder. This discussion is based upon existing provisions of the Code, existing regulations promulgated thereunder and administrative and judicial interpretations thereof, all as in effect as of the date hereof and all of which are subject to change (possibly with retroactive effect). This summary does not discuss all aspects of U.S. Federal income taxation that may be relevant to a particular Unitholder in light of such Unitholder's specific circumstances or to certain types of Unitholders subject to special treatment under the U.S. Federal income tax laws including, without limitation, financial institutions, insurance companies, tax-exempt organizations and broker dealers. This discussion applies only to Unitholders for whom the Common Units are held as capital assets within the meaning of Code section 1221 and does not discuss the U.S. Federal income tax consequences to a Unitholder who, for U.S. Federal income tax purposes, is a non-resident alien individual, a foreign corporation, a foreign partnership, or a foreign estate or trust, nor does it consider the effect of any foreign, state, local or other tax laws. Each Unitholder should consult such Unitholder's own tax advisor as to the particular tax consequences to such Unitholder from the sale of its National Common Units pursuant to the Merger, including the application of the alternative minimum and U.S. Federal, foreign, state, local and other tax laws.

     The following discussion is based on the assumption that the Partnership is treated as a partnership for U.S. Federal income tax purposes and is not a 'publicly traded partnership' that is taxable as a corporation pursuant to Code section 7704.

     Gain or Loss. A taxable Unitholder will recognize a gain or loss on the sale of such Unitholder's Common Units pursuant to the Merger in an amount equal to the difference between (i) the amount realized by such Unitholder on the sale and (ii) such Unitholder's adjusted tax basis in the National Common Units sold. The adjusted tax basis in the National Common Units of a Unitholder will depend upon individual circumstances. (See also 'Partnership Allocations in Year of Sale' below.) Unitholders should consult with their own tax advisor as to their adjusted tax basis in their National Common Units and the particular tax consequences of the sale of the National Common Units pursuant to the Merger to them.

     Character of Gain or Loss. Except to the extent any gain or loss is attributable to 'unrealized receivables' or 'inventory items' held by the National MLP or the National OLP as discussed below, gain or loss recognized by a Unitholder on a sale of a National Common Unit pursuant to the Merger generally will be treated as a capital gain or loss. Capital losses are deductible only to the extent of capital gains, except that noncorporate taxpayers may deduct up to $3,000 of capital losses in excess of the amount of their capital gains against ordinary income. Excess capital losses generally can be carried forward to succeeding years (a corporation's carryforward period is five years and a non-corporate taxpayer can carry forward such losses indefinitely); and a corporation is permitted to carry back excess capital losses to the three preceding taxable years, provided the carryback does not increase or produce a net operating loss for any of those years.

     Character of Gain or Loss Attributable to Unrealized Receivables or Inventory Items. A portion of the gain or loss upon the sale of National Common Units pursuant to the Merger may be attributable to 'unrealized receivables' or 'inventory items' held by the National MLP or the National OLP. If any portion of the amount of gain or loss realized by a Unitholder is attributable to 'unrealized receivables' (which includes certain depreciation recapture) or 'inventory items' as defined in Code section 751, then a portion of the Unitholder's gain or loss may be ordinary rather than capital. A Unitholder whose National Common Units are purchased pursuant to the Merger must file an information statement with such Unitholder's U.S. Federal income tax return for the year of the sale which provides the information specified in Treasury Regulation Section 1.751-1(a)(3). That information will be provided by the National MLP.

     Ordinary Income and Capital Gain Tax Rates. The maximum U.S. Federal income tax rate applicable to capital gains realized by individuals or other non-corporate taxpayers is 20% for sales of capital assets held for more than one year. Corporate taxpayers are taxed at a maximum effective U.S. Federal income tax rate of 35% for both capital gains and ordinary income. The maximum effective U.S. Federal income tax rate for ordinary income of individuals and other noncorporate taxpayers is 39.6%. Although it is unclear in the absence of Treasury Regulations promulgated under Code section 1(h)(11) whether gain from the sale of a National Common Unit pursuant to the Merger would be subject to tax at a maximum rate of 25% or 39.6% to the extent such gain would be attributable to the recapture of depreciation with respect to real property held by the National MLP (or the National OLP) if the National MLP (or the National
OLP) sold such property at its fair market value, the Joint Committee on Taxation has stated that the 25% tax rate would be applicable with respect to such gain. Unitholders are urged to consult with their advisors to determine the tax rate applicable with respect to gain resulting from the sale of a National Common Unit pursuant to the Merger.

     Passive Activity Loss Limitation. Under Code section 469, a non-corporate taxpayer or personal service corporation generally can deduct 'passive losses' attributable to a 'publicly traded partnership' (such as the National MLP) in any year only to the extent of the person's passive income attributable to such 'publicly traded partnership' for that year. A closely held corporation (other than personal service corporations) may offset such losses against active income as well as passive activity income for that year, but not 'portfolio income' as defined in the Treasury Regulations promulgated under Code section 469. A portion of any post-1986 losses of Unitholders from the National MLP may have been passive losses. Thus, Unitholders may have 'suspended' passive losses from the National MLP. Substantially all gain or loss from a sale of National Common Units pursuant to the Merger will be passive income or loss.

     Any 'suspended' losses and any losses recognized upon the sale of the National Common Units will be offset first against any other net passive gain to the Unitholder from the sale of the National Common Units pursuant to the Merger and any other net passive activity income from other passive activity investments, and the balance of any 'suspended' net losses from the National Common Units will no longer be subject to the passive activity loss limitation and, therefore, will be deductible by such Unitholder from its other income (subject to any other applicable limitations), including ordinary income.

     Partnership Allocations in Year of Sale. A Unitholder will be allocated the Unitholder's pro rata share of the annual taxable income and losses from the National MLP, in accordance with the terms and conditions of the National MLP's partnership agreement, with respect to the National Common Units sold for the period ending the month that includes the date of sale, even though such Unitholder will not receive any cash distributions from the National MLP after the date of sale. Such allocations would affect a Unitholder's adjusted tax basis in the National Common Units and, therefore, the amount of gain or loss recognized by the Unitholder on the sale of the National Common Units pursuant to the Merger.

     Backup Withholding. Amounts payable to Unitholders pursuant to the Merger may be subject to 31% backup withholding unless a Unitholder provides (1) a correct TIN (which, for an individual holder, is the holder's social security number) and any other required information to the Paying Agent, or (2) is a corporation or comes within certain exempt categories and, when required, demonstrates this fact and otherwise complies with applicable requirements of the backup withholding rules. A Unitholder may avoid backup withholding by properly completing and signing the Substitute Form W-9 included as part of the letter of transmittal. A Unitholder who does not provide a correct TIN may be subject to penalties imposed by the Internal Revenue Service. If a Unitholder who is subject to backup withholding does not properly complete and sign the Substitute Form W-9, the Purchaser will withhold 31% from payments to such Unitholder. Any amount paid as backup withholding does not constitute an additional tax and will be creditable against the holder's U.S. Federal income tax liability. To the extent that amounts are so withheld, such amounts shall be treated for purposes of the Purchase Agreement as having been paid to such Unitholder. Each Unitholder should consult with its own tax advisor as to such Unitholder's qualification for exemption from backup withholding and the procedure for obtaining such exemption.

                   PRICE RANGE OF THE NATIONAL COMMON UNITS;
                   DISTRIBUTIONS ON THE NATIONAL COMMON UNITS

     The National Common Units are traded on the NYSE under the symbol 'NPL.' The following table sets forth, for each of the periods indicated, the high and low reported sales prices per National Common Unit on the NYSE as reported in published financial sources.

                                                                                       SALES PRICES
                                                                                      --------------
                                                                                      HIGH       LOW
                                                                                      ----       ---
1997
  First Quarter....................................................................   $21        $19 1/4
  Second Quarter...................................................................    20 1/2     18 7/8
  Third Quarter....................................................................    22         20 1/8
  Fourth Quarter...................................................................    22 7/16    21
1998
  First Quarter....................................................................   $23 1/8    $18 1/2
  Second Quarter...................................................................    20 7/16    14 3/4
  Third Quarter....................................................................    16 5/16     9 3/16
  Fourth Quarter...................................................................    13 1/2      4 1/2
1999
  First Quarter....................................................................   $ 7 5/8    $ 4 1/2
  Second Quarter (through June 23, 1999)...........................................    12          6 1/4

     On April 5, 1999, the last full day of trading before the public announcement of the execution of the Purchase Agreement, the reported closing sale price of the National Common Units on the NYSE was $6 13/16 per National Common Unit. On April 8, 1999, the last full day of trading before the commencement of the Offer, the reported last sale price of the National Common Units on the NYSE was $11 1/2 per National Common Unit. On June 23, 1999, the last full day of trading before the mailing of this Information Statement, the reported closing sale price of the National Common Units on the NYSE was $11 3/4 per National Common Unit. UNITHOLDERS ARE URGED TO OBTAIN CURRENT MARKET QUOTATIONS FOR THE NATIONAL COMMON UNITS.

     From its inception until the third quarter of 1998, the National MLP declared quarterly distributions of $0.525 per National Common Unit. On October 21, 1998, the National MLP declared a quarterly distribution for the quarter ended September 30, 1998, of $0.2625 per National Common Unit rather than $0.525 per National Common Unit, resulting in an arrearage of $0.2625 per National Common Unit with respect to such quarter. On January 29, 1999, the National MLP announced that it eliminated its quarterly distribution for the quarter ended December 31, 1998. This elimination resulted in an arrearage of an additional $0.525 per National Common Unit with respect to the quarter ended December 31, 1998. Pursuant to the February Waiver Letter (as defined above) the National MLP has effectively agreed not to make any distributions on National Common Units until all amounts outstanding under the Bank Facility (as defined below) are repaid in full. Under the terms of the Purchase Agreement, the National MLP is prohibited from declaring, setting aside or paying any further distributions to Unitholders. Accordingly, no distribution was declared with respect to the first quarter of 1999 and resulted in an additional arrearage of $0.525 per National Common Unit.

     Neither of the arrearages set forth above nor any quarterly distribution in respect of any quarter after December 31, 1998, will be paid pursuant to the terms of the Offer or the Merger.

                 CERTAIN INFORMATION CONCERNING THE PURCHASER,
               PURCHASER GENERAL PARTNER, PURCHASER HOLDINGS AND
                             COLUMBIA ENERGY GROUP

     The Purchaser is a Delaware limited partnership. The Purchaser was organized to acquire the National MLP and has not conducted any unrelated activities since its organization. The Purchaser General Partner is a Delaware corporation, which was organized to be a managing general partner to the Purchaser and has not conducted any unrelated activities since its organization. All of the issued and outstanding shares of the Purchaser General Partner are beneficially owned by Purchaser Holdings. Purchaser Holdings is a Delaware corporation. Purchaser Holdings sells propane at wholesale and retail in parts of ten states and the District of Columbia. The principal offices of the Purchaser, the Purchaser General Partner and Purchaser Holdings are located at 9200 Arboretum Parkway, Suite 140, Richmond, VA 23235. The telephone number of the Purchaser, the Purchaser General Partner and Purchaser Holdings is (804) 327-1338.

     Columbia Energy Group is a Delaware corporation and a registered holding company under the Public Utility Holding Company Act of 1935, as amended. Columbia Energy Group and its subsidiaries comprise one of the nation's largest integrated natural gas systems engaged in natural gas transmission, natural gas distribution, and exploration for and production of natural gas and oil. Columbia Energy Group is also engaged in related energy businesses including the marketing of natural gas and electricity, the generation of electricity and the distribution of propane. Its principal office is located at 13880 Dulles Corner Lane, Herndon, Virginia 20171. The telephone number of Columbia Energy Group is
(703) 561-6000.

     Set forth below is certain selected consolidated financial information with respect to Columbia Energy Group, which has been excerpted or derived from Columbia Energy Group's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 or from Columbia Energy Group's Quarterly Report on Form 10-Q for the quarter ended March 31, 1999. More comprehensive financial information is included in such reports and other documents filed by Columbia Energy Group with the SEC, and the following summary is qualified in its entirety by reference to such reports and other documents and all the financial information (including any related notes) contained therein. Such reports and other documents should be available for inspection and copies thereof should be obtainable in the manner set forth below under 'Available Information on Columbia Energy Group.'

                            SELECTED FINANCIAL DATA
                     COLUMBIA ENERGY GROUP AND SUBSIDIARIES


                                                                                              DECEMBER 31,
                                                                      MARCH 31,     --------------------------------
                                                                        1999          1998        1997        1996
                                                                     -----------    --------    --------    --------
                                                                     (UNAUDITED)
                                                                        (MILLIONS, EXCEPT PER SHARE AMOUNTS OR AS
                                                                                    OTHERWISE NOTED)

INCOME STATEMENT DATA
Total net revenues................................................    $   651.3     $1,897.1    $1,915.5    $1,872.9
Earnings before extraordinary item and accounting changes.........        150.4        269.2       273.3       221.6
Earnings on common stock..........................................        150.4        269.2       273.3       221.6
PER SHARE DATA*'D'
Earnings per share of common stock:
     Before extraordinary item and accounting changes.............    $    1.81     $   3.23    $   3.29    $   2.75
     Earnings per share of common stock...........................    $    1.81     $   3.23    $   3.29    $   2.75
     Average common shares outstanding (000)......................       83,244       83,382      83,100      80,681
Diluted earnings per share of common stock:
     Before extraordinary item and accounting changes.............    $    1.80     $   3.21    $   3.27    $   2.74
     Diluted earnings (loss per share of common stock)............    $    1.80     $   3.21    $   3.27    $   2.74
Diluted average common shares (000)...............................       83,522       83,748      83,594      80,919
Dividends:
     Per share....................................................    $    0.20     $   0.77    $   0.60    $   0.40
     Payout ratio (%).............................................         11.0         23.8        18.2        14.5
BALANCE SHEET DATA
Capitalization
     Common stock equity..........................................      2,099.3      2,005.3     1,790.7     1,553.6
     Long-term debt...............................................      2,003.1      2,003.1     2,003.5     2,003.8
     Short-term debt..............................................       --              N/A         N/A         N/A
     Current maturities of long-term debt.........................          0.4          0.4         0.5         0.8
          Total...................................................      4,102.8      4,008.8     3,794.7     3,558.2
          Total assets............................................    $ 7,232.3     $6,968.7    $6,612.3    $6,004.6

------------

 * All per share amounts, average common shares outstanding and diluted average common shares have been restated to reflect a three-for-two common stock split, in the form of a stock dividend, effective June 15, 1998.

'D' Three months ended data, except for balance sheet information, which is reflected as of the end of the quarter.

     Available Information on Columbia Energy Group. Columbia Energy Group is subject to the informational filing requirements of the Exchange Act and, in accordance therewith, is obligated to file reports and other information with the SEC relating to its business, financial condition and other matters. Information, as of particular dates, concerning Columbia Energy Group's directors and officers, their remuneration, options granted to them, the principal holders of Columbia Energy Group's securities and any material interest of such persons in transactions with Columbia Energy Group is disclosed in proxy statements distributed to Columbia Energy Group's stockholders and filed with the SEC. Information concerning other events relating to Columbia Energy Group may be found in its current reports on Form 8-K filed with the SEC. Such reports, proxy statements and other information should be available for inspection at the SEC, and copies thereof should be obtainable from the SEC, in the same manner as set forth with respect to information concerning the National MLP. Such material should also be available for inspection at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

     Plans for the Partnership. Upon consummation of the Merger, Purchaser Holdings and the Purchaser General Partner intend to further review the Purchaser's (as successor to the Merger with the National MLP) and the Purchaser OLP's (i.e., the National OLP following the Merger) business, assets, capitalization and management with a view to optimizing the Purchaser's potential growth and profitability and will take such actions as they deem appropriate under the circumstances then existing.

                CERTAIN INFORMATION CONCERNING THE NATIONAL MLP

BUSINESS

  Introduction

     The National MLP is a Delaware limited partnership formed in March 1996 to acquire, own and operate the business and assets of the National MGP, an indirect wholly-owned subsidiary of Triarc, through the National OLP, and is engaged primarily in (i) the retail marketing of propane to residential, commercial and industrial, and agricultural customers and to dealers that resell propane to residential and commercial customers and (ii) the retail marketing of propane-related supplies and equipment, including home and commercial appliances. The National MLP believes it is the seventh largest retail marketer of propane in terms of volume in the United States, supplying over 210,000 active retail and wholesale customers in 24 states through its 155 full service centers located in 23 states. The National MLP's operations are concentrated in the Midwest, Northeast, Southeast and West regions of the United States. The retail propane sales volume of the National MLP was approximately 144.3 million gallons in 1998. In 1998, approximately 41.9% of the National MLP's retail sales volume was to residential customers, 42.3% was to commercial and industrial customers, 6.9% was to agricultural customers, and 8.9% was to dealers. Sales to residential customers in 1998 accounted for approximately 61% of the National MLP's gross profit on propane sales, reflecting the higher-margin nature of this segment of the market.

  Initial Public Offering

     In July 1996 the National MLP completed its IPO. Both the National MLP and the National SGP contributed substantially all of their assets to the National OLP (the 'Partnership Conveyance') as a capital contribution and the National OLP assumed substantially all of their liabilities. The National MLP and the National SGP then conveyed their limited partner interests in the National OLP to the National MLP. As a result of such contributions, each of the National MLP and the National SGP has a 1.0% general partner interest in the National MLP and a 1.0101% general partner interest in the National OLP. In addition, the National MLP received in exchange for its contribution to the National MLP 4,533,638 National Subordinated Units and the right to receive certain incentive distributions. Also immediately prior to the closing of the IPO, the National MLP issued $125 million aggregate principal amount of First Mortgage Notes to certain institutional investors in a private placement (the 'Private Placement'). Concurrently with the closing of the IPO, the National OLP also entered into the Bank Facility which includes a revolving credit facility to be used for working capital and other general partnership purposes and an acquisition facility. On November 7, 1996, the National MLP issued and sold an additional 400,000 Common Units in a private placement.

  Industry Background

     Propane, a by-product of natural gas processing and petroleum refining, is a clean-burning energy source recognized for its transportability and ease of use relative to alternative stand-alone energy sources. Propane is extracted from natural gas or oil wellhead gas at processing plants or separated from crude oil during the refining process. Propane is normally transported and stored in a liquid state under moderate pressure or refrigeration for economy and ease of handling in shipping and distribution. When the pressure is released or the temperature is increased, it is useable as a flammable gas. Propane is colorless and odorless; an odorant is added to allow its detection. Propane is clean-burning, producing negligible amounts of pollutants when consumed.

     The National MLP's retail customers fall into four broad categories: residential customers, commercial and industrial customers, agricultural customers and dealers that resell propane to residential and commercial customers. Residential customers use propane primarily for space heating, water heating, cooking and clothes drying. Commercial and industrial customers use propane for commercial applications such as cooking and clothes drying and industrial uses such as fueling over-the-road vehicles, forklifts and stationary engines, firing furnaces, as a cutting gas and in other process applications. Agricultural customers use propane for tobacco curing, crop drying, poultry brooding and weed control.

     Based upon information provided by the National Propane Gas Association (the 'NPGA'), a propane trade association, propane accounts for approximately 3% to 4% of total energy consumption in the United States, an average level that has remained relatively constant for the past ten years. In addition, propane is now the world's most widely used alternative fuel for automobiles with approximately 350,000 and 3.5 million vehicles running on propane in the United States and worldwide, respectively (according to the NPGA). The National MLP believes, based on industry publications, that the domestic retail market for propane is approximately 9.4 billion gallons annually.

  Products, Services and Marketing

     The National MLP distributes its propane through a nationwide distribution network integrating 155 full service centers in 23 states. The National MLP's operations are located primarily in the Midwest, Northeast, Southeast and West regions of the United States. Typically, service centers are found in suburban and rural areas where natural gas is not readily available. Generally, such locations consist of an office and a warehouse and service facility, with one or more 18,000 to 30,000 gallon storage tanks on the premises. Each service center is managed by a district or branch manager and also typically employs a customer service representative, a service technician and one or two bulk truck drivers.

     In 1998 the National MLP served over 210,000 active customers. No single customer accounted for 10% or more of the National MLP's revenues in 1997 or 1998. Generally, the number of customers increases during the fall and winter and decreases during the spring and summer. Historically, approximately 64% of the National MLP's retail propane volume has been sold during the six-month season from October through March, as many customers use propane for heating purposes. Consequently, sales, gross profits and cash flows from operations are concentrated in the National MLP's first and fourth fiscal quarters.

     Year-to-year demand for propane is affected by the relative severity of the winter and other climatic conditions. The National MLP believes, however, that the geographic diversity of its areas of operations can help to reduce its exposure to regional weather patterns. In addition, retail sales to the commercial and industrial markets, while affected by economic patterns, are not as sensitive to variations in weather conditions as sales to residential and agricultural markets. For information on the impact of annual variations in weather on the operations of the National MLP, see 'Management's Discussion and Analysis of Financial Condition and Results of Operations -- General.'

     Retail deliveries of propane are usually made to customers by means of bulk and cylinder trucks. Propane is pumped from the bulk truck, which generally holds 2,800 gallons of propane, into a stationary storage tank on the customer's premises. The capacity of these tanks usually ranges from approximately 50 to approximately 1,000 gallons, with a typical tank having a capacity of 250 to 500 gallons. Typically, service centers deliver propane to most of their residential customers at regular intervals, based on estimates of such customers' usage, thereby eliminating the customers' need to make affirmative purchase decisions. The National MLP also delivers propane to retail customers in portable cylinders, which typically have a capacity of 23.5 gallons. When these cylinders are delivered to customers, empty cylinders are picked up for replenishment at the National MLP's distribution locations or are refilled in place. The National MLP also delivers propane to certain other retail customers, primarily dealers and large commercial accounts, in larger trucks known as transports, which have an average capacity of approximately 9,000 gallons. Propane is generally transported from refineries, pipeline terminals and storage facilities (including the National MLP's underground storage facilities in Hutchinson, Kansas and Loco Hills, New Mexico) to the National MLP's bulk plants by a combination of common carriers, owner-operators, railroad tank cars and, in certain circumstances, the National MLP's own highway transport fleet.

     The National MLP also sells, leases and services equipment related to its propane distribution business. In the residential market, the National MLP sells household appliances such as cooking ranges, water heaters, space heaters, central furnaces and clothes dryers, as well as barbecue equipment and gas logs. In the industrial market, the National MLP sells propane for use as forklift truck fuel, in metal cutting and atmospheric furnaces and for portable heating for construction. In the agricultural market, propane is sold for use as engine fuel and for chicken brooding and crop drying. The sale of specialized equipment, service income and rental income represented less than 10% of the National MLP's gross income during fiscal 1998. Parts and appliance sales, installation and service activities are conducted through NSSI, a wholly-owned corporate subsidiary of the National OLP.

  Propane Supply and Storage

     The profitability of the National MLP is dependent upon the price and availability of propane as well as seasonal and climatic factors. Contracts for propane are typically made on a year-to-year basis, but the price of the propane to be delivered depends upon market conditions at the time of delivery. Worldwide availability of both gas liquids and oil affects the supply of propane in domestic markets, and from time to time the ability to obtain propane at attractive prices may be limited as a result of market conditions, thus affecting price levels to all distributors of propane. The National MLP utilizes a hedging program which is designed to protect margins on fixed price retail sales and to mitigate the potential impact of sudden wholesale propane price increases. See 'Management's Discussion and Analysis of Financial Condition and Results of Operations -- General.'

     The National MLP purchased propane from over 50 domestic and Canadian suppliers during 1998, primarily major oil companies and independent producers of both gas liquids and oil. The National MLP purchases propane under both term and spot contracts. In 1998, the National MLP purchased approximately 77% and 23% of its propane supplies from domestic and Canadian suppliers, respectively. Approximately 95% of propane purchases by the National MLP in 1998 were on a contractual basis (generally, under one year agreements subject to annual renewal), but the percentage of contract purchases may vary from year to year as determined by the National MLP. Supply contracts generally do not lock in prices but rather provide for pricing in accordance with posted prices at the time of delivery or the current prices established at major storage points, such as Mont Belvieu, Texas and Conway, Kansas. The National MLP is not currently a party to any supply contracts containing 'take or pay' provisions.

     Dynegy Liquids Marketing and Trade ('Dynegy') and Conoco Inc. ('Conoco') each supplied approximately 11% of the National MLP's propane in 1998 and Amoco Oil Company ('Amoco') supplied approximately 10%. The National MLP believes that if supplies from Dynegy, Conoco or Amoco were interrupted, it would be able to secure adequate propane supplies from other sources without a material disruption of its operations; however, the National MLP believes that the cost of procuring replacement supplies might be significantly higher, at least on a short-term basis, which could negatively affect the National MLP's margins. No other single supplier provided 10% or more of the National MLP's total propane supply during 1998. Although the National MLP has long-standing relations with a number of its important suppliers and has generally been able to secure sufficient propane to meet its customers' needs, no assurance can be given that supplies of propane will be readily available in the future. The National MLP expects a sufficient supply to continue to be available during 1999. However, increased demand for propane in periods of severe cold weather, or otherwise, could cause future propane supply interruptions or significant volatility in the price of propane. See 'Management's Discussion and Analysis of Financial Condition and Results of Operations -- General.'

     The National MLP owns underground storage facilities in Hutchinson, Kansas and Loco Hills, New Mexico (the National MLP owns the underground storage space and leases the real property on which it is located from the state of New Mexico), leases above ground storage facilities in Crandon, Wisconsin and Orlando, Florida, and owns or leases smaller storage facilities in other locations throughout the United States. As of December 31, 1998, the National MLP's total storage capacity was approximately 33.1 million gallons (including approximately one million gallons of storage capacity currently leased to third parties).

  Trademarks and Tradenames

     The National MLP utilizes several trademarks and tradenames which it owns in the marketing of its products.

  Competition

     Propane competes primarily with natural gas, electricity and fuel oil as an energy source, principally on the basis of price, availability and portability. Propane serves as an alternative to natural gas in rural and suburban areas where natural gas is unavailable or portability of product is required. Propane is generally more expensive than natural gas on an equivalent BTU basis in locations served by natural gas, although propane is sold in such areas as a standby fuel for use during peak demand periods and during interruptions in natural gas service. The expansion of natural gas into traditional propane markets has historically been inhibited by the capital costs required to expand distribution and pipeline systems. Although the extension of natural gas pipelines tends to displace propane distribution in the areas affected, the National MLP believes that new opportunities for propane sales arise as more geographically remote neighborhoods are developed.

     Propane is generally less expensive to use than electricity for space heating, water heating, clothes drying and cooking. Although propane is similar to fuel oil in certain applications, as well as in market demand and price, propane and fuel oil have generally developed their own distinct geographic markets, reducing competition between such fuels. Because furnaces and appliances that burn propane will not operate on fuel oil and vice versa, a conversion from one fuel to the other requires the installation of new equipment.

     In addition to competing with alternative energy sources, the National MLP competes with other companies engaged in the retail propane distribution business. Competition in the propane industry is highly fragmented and generally occurs on a local basis with other large full-service multi-state propane marketers, thousands of smaller local independent marketers and farm cooperatives. Based on industry publications, the National MLP believes that the domestic retail market for propane is approximately 9.4 billion gallons annually, that the 10 largest retailers, including the National MLP, account for approximately 34% of the total retail sales of propane in the United States, and that no single marketer has a greater than 10% share of the total retail market in the United States. Most of the National MLP's service centers compete with several marketers or distributors and certain service centers compete with a large number of marketers or distributors. Each service center operates in its own competitive environment because retail marketers tend to locate in close proximity to customers in order to lower the cost of providing service. The National MLP's typical service center has an effective marketing radius of approximately 50 miles. The ability to compete effectively further depends on the reliability of service, responsiveness to customers and the ability to maintain competitive prices.

  Working Capital

     Working capital requirements for the National OLP fluctuate due to the seasonal nature of its business. Typically, in late summer and fall, inventories are built up in anticipation of the heating season and are depleted over the winter months. During the spring and early summer, inventories are at low levels due to lower demand. Accounts receivable reach their highest levels in the middle of the winter and are gradually reduced as the volume of propane sold declines during the spring and summer. Accounts receivable are generally due within 30 days of delivery. Working capital requirements have generally been met through cash flow from operations supplemented by advances under a revolving working capital facility. Pursuant to the February Waiver, the National OLP is precluded from borrowing additional amounts under the Bank Facility without the consent of each bank lender. (See also ' -- Recent Developments.')

  Government Regulation

     The National MLP is subject to various federal, state and local environmental, health and safety laws and regulations. Generally, these laws impose limitations on the discharge of pollutants and establish standards for the handling of solid and hazardous wastes. These laws include the Resource

Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act ('CERCLA'), the Clean Air Act, the Occupational Safety and Health Act, the Emergency Planning and Community Right to Know Act, the Clean Water Act and comparable state statutes. CERCLA, also known as the 'Superfund' law, imposes joint and several liability without regard to fault or the legality of the original conduct on certain classes of persons that are considered to have contributed to the release or threatened release of a 'hazardous substance' into the environment. Propane is not a hazardous substance within the meaning of CERCLA. However, automotive waste products, such as waste oil, generated by the National MLP's truck fleet, as well as 'hazardous substances' disposed of during past operations by third parties on the National MLP's properties, could subject the National MLP to CERCLA. Such laws and regulations could result in civil or criminal penalties in cases of non-compliance or impose liability for remediation costs. Also, third parties may make claims against owners or operators of properties for personal injuries and property damage associated with releases of hazardous or toxic substances.

     National Fire Protection Association Pamphlets No. 54 and No. 58, which establish rules and procedures governing the safe handling of propane, or comparable regulations, have been adopted as the industry standard in all of the states in which the National MLP operates. In some states these laws are administered by state agencies, and in others they are administered on a municipal level. With respect to the transportation of propane by truck, the National MLP is subject to regulations promulgated under the Federal Motor Carrier Safety Act. These regulations cover the transportation of hazardous materials and are administered by the United States Department of Transportation. The National MLP conducts ongoing training programs to help ensure that its operations are in compliance with applicable regulations. The National MLP maintains various permits that are necessary to operate some of its facilities, some of which may be material to its operations. The National MLP believes that the procedures currently in effect at all of its facilities for the handling, storage and distribution of propane are consistent with industry standards and are in compliance in all material respects with applicable laws and regulations.

     The National MLP and the National OLP are subject to various federal, state and local laws and regulations governing the transportation, storage and distribution of propane, and the health and safety of workers, the latter of which are primarily governed by the Occupational Safety and Health Act and the regulations promulgated thereunder. On August 18, 1997 the U.S. Department of Transportation (the 'DOT') published its Final Rule for Continued Operation of the Present Propane Trucks (the 'Final Rule'). The Final Rule is intended to address perceived risks during the transfer of propane. As initially proposed, the Final Rule required certain immediate changes in the National MLP's operating procedures including retrofitting the National OLP's cargo tanks. The National MLP believes that, as a result of the substantially completed negotiated rulemaking involving the DOT, the propane industry and other interested parties, that it will not incur material increases to its cost of operations in complying with the Final Rule.

     In May 1994, the National MLP was informed of coal tar contamination which was discovered at one of its properties in Wisconsin. The National MLP purchased the property from a company (the 'Successor') which had purchased the assets of a utility that had previously owned the property. The National MLP believes that the contamination occurred during the use of the property as a coal gasification plant by such utility. To assess the extent of the problem, the National MLP engaged environmental consultants in 1994. Based upon the information compiled to date, which is not yet complete, it appears the likely remedy will involve treatment of groundwater and the soil, including installation of a soil cap and, if necessary, excavation, treatment and disposal of contaminated soil. The environmental consultants' current range of estimated costs for remediation is from $0.5 million to $1.7 million. The National MLP will have to agree upon the final remediation plan with the State of Wisconsin. Accordingly, the precise remediation method to be used is unknown. Based on the preliminary results of the ongoing investigation, there is a potential that the contaminant plume may extend to locations down gradient from the original site. If it is ultimately confirmed that the contaminant plume extends under such properties and if such plume is attributable to the contaminants emanating from the Wisconsin property, there is the potential for future third-party claims. The National MLP has engaged in discussions of a general nature with the Successor who has denied any liability for the costs of remediation of the Wisconsin property or of satisfying any related claims.

However, the National MLP, if found liable for any of such costs, would still attempt to recover such costs from the Successor. The National MLP has notified its insurance carriers of the contamination and the likely incurrence of costs to undertake remediation and the possibility of related claims. Pursuant to a lease related to the Wisconsin facility, the ownership of which was not transferred by the National MGP to the National OLP at the time of the closing of the Offering, the National MLP has agreed to be liable for any costs of remediation in excess of amounts received from the Successor and from insurance. Because the remediation method to be used is unknown, no amount within the cost ranges provided by the environmental consultants can be determined to be a better estimate. Thus the National MLP has a remaining accrual of approximately $0.7 million as of December 31, 1998, all of which was provided in prior years, for the minimum costs estimated for the anticipated remediation method. See 'Management's Discussion and Analysis of Financial Condition and Results of Operations -- Contingencies.' The ultimate outcome of this matter cannot presently be determined and the costs of remediation and third-party claims, if any, may have a material adverse effect on the National MLP's financial position, results of operations or ability to make the distributions to the holders of its Common Units and Subordinated Units.

  Employees

     As of June 22, 1999, the National MGP had approximately 930 full time employees, of whom 65 were general and administrative (including fleet maintenance personnel), 21 were sales, 352 were transportation and product supply and the balance were district employees. In addition, at June 22, 1999, the National MGP had 41 temporary and part-time employees. Approximately 145 of such full-time employees are covered by collective bargaining agreements that expire on various dates in 1999, 2000 and 2001. The National MGP believes that its relations with both its union and non-union employees are satisfactory.

     The National MLP has no employees; however, for certain purposes, such as workers' compensation claims, employees of the National MGP who are providing services for the benefit of the National MLP may also be considered to be employees of the National MLP under applicable state law. The National MGP is reimbursed by the National MLP entities at cost for all direct and indirect expenses incurred on behalf of the National MLP entities, including the costs of compensation and employee benefit plans. See Note 19 of the National MLP's Consolidated Financial Statements.

PROPERTIES

     The National MLP maintains a large number of diverse properties, including appliance showrooms, maintenance facilities, bulk plants, warehousing space, garages, storage depots and related distribution equipment and underground space for gas storage. The National MLP believes that these properties, taken as a whole, are adequate for its current and foreseeable business needs. The majority of these properties are owned by the National MLP.

     Certain information about the properties of the National MLP as of May 31, 1999 is set forth in the following table.


                                                               NUMBER OF         STORAGE
                 DESCRIPTION OF FACILITIES                    FACILITIES        CAPACITY
                 -------------------------                    -----------       --------
                                                                              (IN THOUSANDS
                                                                               OF GALLONS)

Service Centers located throughout the United States.......    124 owned
                                                                31 leased
                                                              ----
                                                               155                 7,723
Remote Storage Facilities..................................     69 owned
                                                                31 leased
                                                              ----
                                                               100                 2,201
Above Ground Facilities:
     Crandon, Wisconsin(1).................................      1 leased            241
     Orlando, Florida(2)...................................      1 leased          1,020
                                                              ---- ------
                                                                 2                 1,261
Underground Storage Facilities:
     Hutchison, Kansas(3)..................................      1 owned          12,000
     Loco Hills, New Mexico(4).............................      1 leased         10,000
                                                              ---- ------
                                                                 2                22,000
                                                                              -------------
          Total............................................                       33,185
                                                                              -------------
                                                                              -------------

------------

(1) The National MLP leases the real property from a third party on a year-to-year basis, and the lease is terminable by either party upon 30 days' notice.

(2) The National MLP leases the real property from a third party pursuant to a ground lease that terminates on October 31, 2006. The National MLP owns the storage facility located at such property and leases it to Dynegy Liquids Marketing and Trade pursuant to an agreement that terminates October 31, 1999 and may be canceled by the National MLP upon 60 days' notice under certain circumstances.

(3) The National MLP owns the underground storage facility, which, pursuant to an operating agreement, is operated by a third party that owns the equipment necessary to use the facility for propane storage. Such operating agreement may be terminated by either party at the end of any calendar year upon thirty days' notice.

(4) The National MLP leases the real property from the State of New Mexico pursuant to a ground lease with a termination date of November 10, 2000, subject to the National MLP's option to extend the lease for an additional 5-year term.

                            ------------------------

     The transportation of propane requires specialized equipment. The trucks utilized for this purpose carry specialized steel tanks that maintain the propane in a liquefied state. As of May 31, 1999, the National MLP had a fleet of 6 transport truck tractors, all of which are owned by the National MLP, approximately 350 bulk delivery trucks and 369 service and light duty trucks which are owned by the National MLP and 35 bulk delivery trucks and 37 service and light duty trucks under operating leases. In addition, as of May 31, 1999, the National MLP owned approximately 126 cylinder delivery vehicles and 34 automobiles and leased approximately 10 cylinder delivery vehicles and 13 automobiles under operating leases. As of May 31, 1999, the National MLP owned approximately 210,000 customer storage tanks with typical capacities of 250 to 500 gallons.

     The National MLP believes that it has satisfactory title to or valid rights to use all of its material properties. Substantially all of the National MLP's assets (other than the assets of NSSI) are pledged to secure the First Mortgage Notes and indebtedness under the Credit Agreement. In addition, some of the National MLP's properties are subject to liabilities and leases and immaterial encumbrances, easements and restrictions, although the National MLP does not believe that any such burdens will materially interfere with the continued use by the National MLP of its properties, taken as a whole.

LEGAL PROCEEDINGS

     There are a number of lawsuits pending or threatened against National (as defined below). In general, these lawsuits have arisen in the ordinary course of business and involve claims for actual damages, and in some cases punitive damages, arising from the alleged negligence of National or as a result of product defects, business disputes with competitors or similar matters. Of the pending or threatened matters, a number involve property damage, and several involve serious personal injuries or deaths and the claims made are for relatively large amounts. Although any litigation is inherently uncertain, based on past experience, the information currently available to it and the availability of insurance coverage in certain matters, the National MGP does not believe that the pending or threatened litigation of which it is aware will have a material adverse effect on its results of operations or its financial condition. Notwithstanding the foregoing, any one of the matters discussed above or all of these matters taken together may adversely affect the National MLP's quarterly or annual results of operations and may limit the National MLP's ability to make distributions to its Unitholders.

     In addition, certain contingent liabilities related to the National MLP's operations were assumed by the National MLP in connection with the Partnership Conveyance. These contingent liabilities include potential environmental remediation costs and related claims (primarily costs and claims related to the coal tar contamination at the National MLP's Marshfield, Wisconsin facility). The ultimate outcome of the Marshfield matter cannot presently be determined and the costs of remediation and third party claims, if any, may have a material adverse effect on the National MLP's financial position, results of operations or ability to make the distributions to the holders of its Common Units and Subordinated Units. See 'Business -- Government Regulation.'

SELECTED HISTORICAL CONSOLIDATED FINANCIAL AND OPERATING DATA

     In connection with the Partnership Conveyance, the National MLP became the successor to the businesses of the National MGP. Because the Partnership Conveyance was a transfer (as described in Note 1 to the consolidated financial statements of the National MLP attached hereto as Annex C) of assets and liabilities in exchange for partnership interests among a controlled group of companies, it has been accounted for in a manner similar to a pooling of interests, resulting in the presentation of the National MLP as the successor to the continuing businesses of the National MGP. The entity representative of both the operations of (1) the National MGP prior to the Partnership Conveyance and
(2) the National MLP and the National OLP and its subsidiary subsequent to the Partnership Conveyance, is referred to as 'National.' Further, the selected financial data reflect the effects of the June 1995 merger of Public Gas with and into National.

                                                                                                          THREE MONTHS ENDED
                                                       YEAR ENDED DECEMBER 31,                                MARCH 31,
                                   ----------------------------------------------------------------    ------------------------
                                   1994(a)     1995(a)(b)     1996(a)         1997          1998          1998          1999
                                   --------    ----------    ----------    ----------    ----------    ----------    ----------
                                                                 (IN THOUSANDS, EXCEPT UNIT DATA)

Revenues........................   $151,651     $148,983     $  173,260    $  165,169    $  133,982    $   46,130    $   45,217
Operating income................     18,750       14,501         16,188         9,843         6,179         6,921         6,344
Income (loss) before
  extraordinary charges.........     12,021         (605)         5,747         3,848        (1,578)        5,534         4,382
Extraordinary charges(c)........     (2,116)      --             (2,631)       --            --            --            --
Net income (loss)...............      9,905         (605)         3,116         3,848        (1,578)        5,534         4,382
Income (loss) before
  extraordinary charge per unit
  basic and diluted(d)..........                                    .27           .33          (.13)          .47           .37
Total assets....................    137,581      139,112        196,408       182,509       161,037       170,860       162,283
Long-term debt..................     98,711      124,266        128,044       138,131           177       137,404           129
Partners' capital
  (deficit)/Stockholders'
  (deficit)(e)..................    (19,502)     (48,600)        34,063        13,454        (3,018)       12,947         1,424
Operating Data:
    EBITDA(f)...................     28,774       25,146         27,321        22,121        18,293        10,161         9,224
    Capital expenditures(g).....     12,593       11,013          7,868        11,546         8,543         1,906         1,666
    Retail propane gallons
      sold......................    152,335      150,141        160,484       155,287       144,341        48,354        52,606
    Weighted average number of
      units outstanding.........                             10,954,753    11,235,188    11,235,188    11,235,188    11,235,188

                                                        (footnotes on next page)

(footnotes from previous page)

 (a) Reflects the results of National Propane Corporation and subsidiaries through June 30, 1996 and of the National MLP, the National OLP and subsidiary, as successor to the continuing business of the National MGP, thereafter. On July 2, 1996 (effective July 1, 1996), the National MGP and a subsidiary conveyed substantially all of their assets and liabilities in exchange for partnership interests among a controlled group of companies, which has been accounted for in a manner similar to a pooling of interests. In July 1996 the National MLP consummated an IPO of 6,301,550 National Common Units and in November 1996 the National MLP sold an additional 400,000 National Common Units through a private placement (the 'Equity Private Placement'). See Note 1 to the consolidated financial statements included elsewhere herein for a further discussion of the basis of presentation of the consolidated financial statements, the Partnership Conveyance, the IPO and the Equity Private Placement. See Note 4 to the consolidated financial statements included elsewhere herein for the unaudited pro forma operating results for the year ended December 31, 1996 adjusted as if the National MLP had been formed and the Partnership Conveyance, the IPO and the Equity Private Placement had been completed as of January 1, 1996.

 (b) All of the periods presented above prior to June 29, 1995 have been restated to reflect the effects of the June 29, 1995 merger (the 'Public Gas Merger') of Public Gas Company with and into National. Because the Public Gas Merger was a transfer of assets and liabilities in exchange for shares among a controlled group of companies, it has been accounted for in a manner similar to a pooling of interests.

 (c) The extraordinary charges primarily represent the write-off of unamortized deferred financing costs and original issue discount (in the 1994 period), net of income taxes, associated with the early extinguishment of debt.

 (d) Net income per Unit was computed by dividing net income (before an extraordinary charge for the period July 1, 1996 (see Note (c) above) to December 31, 1996), after deducting the general partners' interest (100% through June 30, 1996 and 4% thereafter), by the weighted average number of units outstanding. Basic and diluted income per unit are the same in 1996 since there were no dilutive securities outstanding and in 1997 and 1998 since potentially dilutive unit options had no effect.

 (e) In November 1994, National reclassified its receivable from Triarc as a component of stockholders' equity which was not conveyed to the National MLP as part of the July 2, 1996 Partnership Conveyance. Receivables from SEPSCO were classified as a component of stockholders' equity though June 1995 at which time the aggregate receivables were dividended to SEPSCO.

 (f) EBITDA is defined as operating income plus depreciation and amortization (excluding amortization of deferred financing costs). EBITDA should not be considered as an alternative to net income (as an indicator of operating performance) or as an alternative to cash flow (as a measure of liquidity or ability to service debt obligations) and is not a measure of performance or financial condition under generally accepted accounting principles, but provides additional information for evaluating the National MLP's ability to distribute the Minimum Quarterly Distribution. Cash flows in accordance with generally accepted accounting principles consist of cash flows from
     (i) operating, (ii) investing and (iii) financing activities. Cash flows from operating activities reflect net income (loss) (including charges for interest and income taxes not reflected in EBITDA), adjusted for (i) all non-cash charges or income (including, but not limited to, depreciation and amortization) and (ii) changes in operating assets and liabilities (not reflected in EBITDA). Further, cash flows from investing and financing activities are not included in EBITDA. For a discussion of National's operating performance and cash flows provided by (used in) operating, investing and financing activities, see 'Management's Discussion and Analysis of Financial Condition and Results of Operations.'

 (g) National's capital expenditures fall generally into three categories: (i) maintenance capital expenditures, which include expenditures for replacement of property, plant and equipment, (ii) growth capital expenditures for the expansion of existing operations and (iii) acquisition capital

                                              (footnotes continued on next page)

(footnotes continued from previous page) expenditures, which include expenditures related to the acquisition of retail propane operations. An analysis by category for the years ended December 31, 1995, 1996, 1997 and 1998 is as follows:

                                                                                 YEAR ENDED DECEMBER 31,
                                                                         ----------------------------------------
                                                                          1995         1996      1997       1998
                                                                         -------      ------    -------    ------
                                                                                      (IN THOUSANDS)

Maintenance...........................................................   $ 4,030(1)   $3,108    $ 2,806    $3,176
Growth................................................................     4,936       3,922      4,987     5,243
Acquisition...........................................................     2,047(2)      838      3,753       115
                                                                         -------      ------    -------    ------
     Total............................................................   $11,013      $7,868    $11,546    $8,534
                                                                         -------      ------    -------    ------
                                                                         -------      ------    -------    ------

------------

(1) Includes the purchase of an airplane for $590,000.

(2) Includes $1,864,000 of assets purchased and contributed by Triarc.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

     CERTAIN STATEMENTS SET FORTH BELOW UNDER THIS CAPTION CONSTITUTE 'FORWARD-LOOKING STATEMENTS' WITHIN THE MEANING OF THE REFORM ACT. SEE PAGE ONE FOR ADDITIONAL FACTORS RELATING TO SUCH STATEMENTS.

     This 'Management's Discussion and Analysis of Financial Condition and Results of Operations' reflects the results of the National MGP and subsidiaries through June 30, 1996 and of the National MLP, its subsidiary partnership (the National OLP) and NSSI (which, together with the National MLP and the National OLP, the 'National Entities'), as successor to the continuing business of the National MGP, thereafter. The National MLP was formed on March 13, 1996 to acquire, own and operate the National MGP's propane business and substantially all of the related assets of the National MGP. The National MLP's activities are conducted through the National OLP and NSSI. The entity representative of both the operations of (i) the National MGP prior to the Partnership Conveyance and
(ii) the National Entities subsequent to the Partnership Conveyance is referred to herein as 'National.' On July 2, 1996 (effective July 1, 1996), the National MGP and a subsidiary conveyed substantially all of their propane related assets and liabilities (other than amounts due from a parent, deferred financing costs and income tax liabilities) to the National OLP. Because such conveyance was a transfer of assets and liabilities in exchange for partnership interests among a controlled group of companies, it has been accounted for in a manner similar to a pooling of interests. Further, results of operations of the National MGP prior to June 29, 1995 have been restated to reflect the effects of the June 29, 1995 merger of Public Gas Company ('Public Gas') with and into the National MGP (the 'Public Gas Merger'). Because the Public Gas Merger was a transfer of assets and liabilities in exchange for shares among a controlled group of companies, it has been accounted for in a manner similar to a pooling of interests. See Note 1 to the consolidated financial statements included in Annex C attached hereto for a further discussion of the basis of presentation of the consolidated financial statements and the Partnership Conveyance. See also 'Business -- Recent Developments' and ' -- Liquidity and Capital Resources' for information regarding the Offer and the National OLP's recent non-compliance with a covenant under its Bank Facility.

  General

     National is primarily engaged in (i) the retail marketing of propane to residential customers, commercial and industrial customers, agricultural customers and to dealers that resell propane to residential and commercial customers, and (ii) the retail marketing of propane-related supplies and equipment, including home and commercial appliances. National believes it is the seventh largest retail marketer of propane in terms of retail volume in the United States, supplying over 210,000 active retail and wholesale customers in 24 states through its 155 full service centers. National's operations are concentrated in the Midwest, Northeast, Southeast and West regions of the United States.

     National's residential and commercial customers use propane primarily for space heating, water heating, clothes drying and cooking. In the industrial market, propane is used as a motor fuel for over-the-road vehicles, forklifts and stationary engines, to fire furnaces, as a cutting gas and in other process applications. Agricultural customers use propane for tobacco curing, crop drying, poultry brooding and weed control. Dealers re-market propane in small quantities, primarily in cylinders, for residential and commercial uses.

     The retail propane sales volumes are dependent on weather conditions. National sells approximately 64% of its retail volume during the first and fourth quarters, which represent the winter heating season. As a result, cash flow is greatest during the first and fourth quarters as customers pay for their purchases. Propane sales are also dependent on climatic conditions which may affect agricultural regions. National believes that its exposure to regional weather patterns can be lessened because of the geographic diversity of its areas of operations and through sales to commercial and industrial markets, which are not as sensitive to variations in weather conditions.

     Gross profit margins are not only affected by weather patterns but also by changes in customer mix. In addition, gross profit margins vary by geographical region. Accordingly, profit margins could vary significantly from year to year in a period of similar sales volumes.

     National reports on a calendar year basis; accordingly its results are affected by two different winter heating seasons: the end of the first year's heating season, National's first fiscal quarter, and the beginning of the second heating season, National's fourth fiscal quarter.

     Profitability is also affected by the price and availability of propane. Worldwide availability of both gas liquids and oil affects the supply of propane in domestic markets. National does not believe it is overly dependent on any one supplier. National primarily buys propane on both one-year contracts and the spot market and generally does not enter into any fixed price take-or-pay contracts. Furthermore, National purchases propane from a wide variety of sources. In 1998, no provider supplied over 11% of National's propane needs.

     Based on demand and weather conditions the price of propane can change quickly over a short period of time; in most cases the increased cost of propane is passed on to the customer. However, in cases where increases cannot be passed on or when the price of propane escalates faster than National's ability to raise customer prices, margins will be negatively affected. In 1998, however, propane costs declined and these decreases were passed on to customers to maintain National's market share and attract new customers.

     The propane industry is very competitive. National competes against other major propane companies as well as local marketers in most of its markets, with the highest concentration of competitors in the Midwest United States. Propane also competes against other energy sources, primarily natural gas, oil and electricity.

     The following discussion compares the results of operations for the three months ended March 31, 1999 with the three months ended March 31, 1998, the year ended December 31, 1998 with the year ended December 31, 1997, and the year ended December 31, 1997 with the year ended December 31, 1996.

  Recent Developments

     In connection with the Offer, the National OLP, the National MGP, the National SGP and the holders of the First Mortgage Notes (the 'Noteholders') amended the First Mortgage Notes to provide for, among other things, modifications to the premium payable to such noteholders in connection with the prepayment of the First Mortgage Notes pursuant to the Offer.

     At December 31, 1998 and March 31, 1999, the National OLP was not in compliance with a covenant under its bank credit facility (the 'Bank Facility'). Pursuant to the February Waiver Letter (as defined above), the National OLP received an unconditional waiver from the lenders under its Bank Facility (the 'Lenders') with respect to the non-compliance as of December 31, 1998, and a conditional waiver with respect to any future non-compliance with such covenant through August 31, 1999. There are certain conditions to the waiver of future non-compliance under the February Waiver Letter including, among others, consummation of the sale of the partnership and the repayment of all amounts outstanding under the Bank Facility, both by September 30, 1999. In addition, the February Waiver Letter prohibits the National MLP from making any future distributions to Unitholders until all outstanding indebtedness under its Bank Facility is repaid in full. Should the conditions not be met or the February Waiver Letter expire, and the National OLP be in default of its Bank Facility, the National OLP would also be in default on its First Mortgage Notes by virtue of cross-default provisions. In accordance with the February Waiver Letter, the Lenders have unconditionally waived non-compliance with the covenant at March 31, 1999. As a result of the projected covenant non-compliance, the conditions of the February Waiver Letter, and the cross-default provisions of the First Mortgage Notes, the National MLP has classified all of the debt under the Bank Facility and the First Mortgage Notes having a principal balance of $16.0 million and $125.0 million, respectively, at March 31, 1999, as a current liability. Further, in accordance with the terms of the February Waiver Letter, no additional borrowings are available to the National OLP under the Bank Facility.

     The National MLP's continuation as a going concern is dependent upon its ability to generate sufficient cash flow to meet its obligations on a timely basis, to comply with the terms and covenants of its debt agreements, to obtain additional financing or refinancing as may be required, and ultimately to attain successful operations. To successfully achieve these objectives, the National MLP believes its sale

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
is the most viable alternative. If the sale is not consummated and the Lenders are unwilling to extend or modify the February Waiver Letter, (i) the National MLP could seek to otherwise refinance its indebtedness, (ii) the National MGP might consider buying the bank's loans to the National MLP ($16.0 million principal amount outstanding at March 31, 1999), (iii) the National MLP could pursue other potential purchasers of the National MLP, or (iv) the National MLP could be forced to seek protection under Federal bankruptcy laws. In such latter event, the National MGP may be required to honor its guarantee of the National MLP's debt under the Bank Facility and the First Mortgage Notes.

  Results of Operations for the Three Months Ended March 31, 1999 Compared with Three Months Ended March 31, 1998

     Revenues decreased $0.9 million, or 2.0%, to $45.2 million in the three months ended March 31, 1999 as compared to $46.1 million for the three months ended March 31, 1998 with propane revenues decreasing $1.4 million, or 3.2% to $42.6 million for the three months ended March 31, 1999 compared with $44.0 million in 1998 and revenues from appliance and other product lines increasing $0.5 million. The $1.4 million decrease in propane revenues is a result of decreased average selling prices ($5.3 million) due to lower product costs partially offset by increased volumes ($3.9 million). Propane retail gallons sold increased 4.2 million gallons, or 8.7%, to 52.6 million gallons in the first quarter of 1999, compared to 48.4 million gallons in the first quarter of 1998. This increase in gallons sold is primarily attributable to an increase in residential customers sales due to the fact that the three months ended March 31, 1999 were 6.0% colder than the same period in 1998 according to Degree Day data published by the National Climatic Data Center as applied to the geographic regions of the National MLP's operations.

     Gross profit increased $1.5 million, or 11.2%, to $14.9 million in the three months ended March 31, 1999 as compared to $13.4 million in the comparable three months of 1998. The gross profit increase is attributable to the effect of higher propane sales volumes in the 1999 period ($2.0 million) and an increase in other gross profit from other product lines ($0.3 million) partially offset by a 3.5% decrease in the average margin per gallon (the spread between the sales price and the direct product cost) ($0.8 million). The increase in gross profit as a percentage of sales, from 29.1%, to 32.9%, is primarily the result of the average dollar margin per gallon decreasing 3.5% from period to period while the average sales price per gallon decreased $.10 per gallon or 11.1%, due to lower propane costs.

     Selling, general and administrative expenses increased $2.0 million, or 30.8%, to $8.5 million in the three months ended March 31, 1999 from $6.5 million in 1998. The increase is attributable to legal and professional fees associated with the sale of the National MLP.

     Interest expense decreased $0.1 million, or 3.0%, to $3.2 million in the three months ended March 31, 1999 as compared to $3.3 million in the comparable three months of 1998 due to lower average borrowings and lower average interest rates in the 1999 period.

     Interest income from Triarc decreased $0.4 million, or 28.6%, to $1.0 million in the three months ended March 31, 1999 as compared to $1.4 million in the comparable three months of 1998 due to $10.0 million principal repayments on the Triarc Note received in the third quarter of 1998.

     Other income, net decreased $0.4 million to $0.2 million in the three months ended March 31, 1999 as compared to $0.6 million during the same period in 1998 due primarily to lower gains on the sales of properties in the 1999 first quarter.

     The provision for income taxes, which relates primarily to the pre-tax income of NSSI, was relatively unchanged.

  Results of Operations for Year Ended December 31, 1998 Compared to Year Ended December 31, 1997

     Revenues. Revenues declined $31.2 million, or 18.9% to $134.0 million for the year ended December 31, 1998 as compared with $165.2 million for the year ended December 31, 1997. This decrease consists of a $31.5 million, or 20.4%, decrease in propane revenues partially offset by a $0.3 million, or 3.4%, increase in revenues from other product lines. The $31.5 million decrease in propane

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
revenues was due to decreased selling prices ($20.6 million) and volume decreases ($10.9 million). National's propane sales volume decreased 11.0 million gallons, or 7.1% in 1998 to 144.3 million gallons compared with 155.3 million gallons in 1997 reflecting a decrease of 13.4 million gallons sold to existing customers. This decrease in sales to existing customers was partially offset by an increase of 2.4 million gallons due to the acquisition of a propane distributor in 1998 and the full year effect of six acquisitions in 1997. This decrease in gallons sold is primarily attributable to a decrease in sales to residential customers for heating purposes in 1998 due to the fact that the year ended December 31, 1998 was 14.4% warmer than the year ended December 31, 1997 according to Degree Day data, published by the National Climatic Data Center, as applied to the geographic regions of National's operations and to a lesser extent, the loss of customers.

     Gross Profit. Gross profit declined $2.1 million, or 6.1%, to $32.4 million in 1998 compared with $34.5 million in 1997. The gross profit decrease is attributable to lower propane sales volume in 1998 compared with 1997 ($5.2 million), partially offset by an increase in average margin per gallon (the spread between the sales price and the direct product cost) ($0.2 million) and a decrease in operating expenses attributable to revenues ($2.9 million). The increase in the average margin per gallon is primarily the result of more favorable supply costs during 1998. Operating expenses attributable to revenues decreased $2.9 million, or 6.1%, to $44.4 million in 1998 compared to $47.3 million in 1997 due to a non-recurring charge of $1.1 million for severance benefits in the fourth quarter of 1997, and decreased (i) insurance costs in 1998 due to better experience ($0.8 million), (ii) depreciation expense in 1998 due to sales of properties and assets becoming fully depreciated ($0.7 million),
(iii) expenditures for equipment repairs in 1998 ($0.5 million), (iv) vehicle fuel costs in 1998 due to lower fuel prices ($0.5 million), and (v) vehicle repairs and maintenance costs in 1998 due to a newer fleet ($0.5 million) partially offset by higher 1998 payroll and employee benefit expenses ($1.2 million).

     Selling, General and Administrative Expenses. Selling, general and administrative expenses increased $1.6 million, or 6.5%, to $26.2 million in 1998 compared with $24.6 million in 1997. The increase is primarily attributable to the 1998 full period effect of 1997 acquisitions of propane distributorships, increased legal fees, and vehicle operating lease expense for 1998 fleet additions.

     Interest Expense. Interest expense increased $1.2 million, or 9.5%, to $13.8 million in 1998 compared with $12.6 million in 1997. This increase was due to the amortization of fees incurred in connection with the execution of amendments to the National MLP's Bank Facility and First Mortgage Notes in 1998 ($0.9 million) in addition to higher average borrowings in 1998, partially offset by lower average interest rates.

     Interest Income from Triarc. Interest income from Triarc decreased $0.5 million, or 9.0%, to $5.0 million in 1998 compared with $5.5 million in 1997 due to the receipt of $10.0 million of principal prepayments on the Triarc Note received in the third quarter of 1998 (see 'Liquidity and Capital Resources').

     Other Income, Net. Other income, net increased $0.1 million due to an increase in gains on the sale of properties in 1998 partially offset by lower rent and investment income and increased non-operating expenses.

     Provision for Income Taxes. The provision for income taxes, which relates primarily to the pre-tax income of NSSI, increased $0.2 million due to higher NSSI taxable income.

  Results of Operations for Year Ended December 31, 1997 Compared to Year Ended December 31, 1996

     Revenues. Revenues declined $8.1 million, or 4.7%, to $165.2 million for the year ended December 31, 1997 as compared with $173.3 million for the year ended December 31, 1996. This decrease consists of a $7.0 million, or 4.3%, decrease in propane revenues and a $1.1 million, or 9.1%, decrease in revenues from other product lines. The $7.0 million decrease in propane revenues was due to volume decreases ($5.2 million) and decreased selling prices ($1.8 million). National's propane sales volume decreased 5.2 million gallons, or 3.2% in 1997 to 155.3 million gallons compared with 160.5 million gallons in 1996 reflecting a decrease of 10.4 million gallons sold to existing customers, primarily residential. This decrease in sales to existing customers was partially offset by an increase of 5.2 million

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
gallons sold due to the acquisition of six propane distributorships in 1997 and the full-year effect of two acquisitions in the second half of 1996 (3.8 million gallons) and the opening of five new service centers in 1997 (1.4 million gallons). This propane sales volume decrease to residential customers is a result of the winter season in the first half of 1997 being 6.8% warmer than the winter season in the first half of 1996 according to Degree Day data, published by the National Climatic Data Center, as applied to the geographic regions of National's operations. In addition, record high product cost caused customers to conserve in their use of propane and to shop for lower prices, resulting in some residential customer turnover and losses. The decrease in selling prices is due to a shift in the customer mix toward lower-priced non-residential accounts and lower product cost. Revenues from other product lines decreased $1.1 million due to (i) decreased terminal sublease income due to the warm winter season, (ii) decreased equipment rental charges in certain market areas due to competitive conditions and (iii) decreased appliance sales.

     Gross Profit. Gross profit declined $6.1 million, or 15.0%, to $34.5 million in 1997 compared with $40.6 million in 1996. The gross profit decrease is attributable to (i) lower propane sales volume in 1997 compared with 1996 ($2.5 million), (ii) a decrease in average margin per gallon (the spread between the sales price and the direct product cost) ($0.2 million), (iii) an increase in operating expenses attributable to revenues ($2.6 million) and (iv) a decrease in other gross profit from other product lines ($0.8 million). The decrease in the average margin per gallon is due to a shift in the customer mix toward lower-margin non-residential customers ($1.9 million) partially offset by increased average margin per gallon as the cost of propane declined during 1997 ($1.7 million). Operating expenses attributable to revenues increased $2.6 million, or 5.8%, to $47.3 million in 1997 compared to $44.7 million in 1996 due to a non-recurring charge of $1.1 million for severance benefits in the fourth quarter of 1997 and increases in payroll, vehicle and depreciation expenses.

     Selling, General and Administrative Expenses. Selling, general and administrative expenses increased $1.7 million, or 7.4%, to $24.6 million in 1997 compared with $22.9 million in 1996. The increase is primarily a result of increased professional fees, amortization of intangibles due to the six propane distributorships acquired during 1997 and the 1997 full year effect of the stand-alone operating costs incurred by the National MLP partially offset by decreases in advertising and provision for doubtful accounts.

     Management Fees. Management fees formerly paid to Triarc were eliminated upon the commencement of the operations of the National MLP and the Partnership Conveyance on July 2, 1996.

     Interest Expense. Interest expense increased $0.5 million, or 4.2%, to $12.6 million in 1997 compared with $12.1 million in 1996. This increase was due to higher average borrowings, primarily for acquisitions, partially offset by lower average interest rates.

     Interest Income from Triarc. Interest income from Triarc increased $2.7 million, or 99.5%, to $5.5 million in 1997 compared with $2.8 million in 1996 due to the full year effect of interest on the National OLP Loan.

     Other Income, Net. Other income, net increased $0.4 million due to an increase in gains on asset sales.

     Provision for Income Taxes. The National Entities are not tax paying entities except for NSSI. As such, the 1996 provision for income taxes relates primarily to National's operations prior to the Partnership Conveyance. The provision for income taxes for the second half of 1996 and the year ended December 31, 1997 does not reflect a tax provision relating to the earnings of the National MLP and the National OLP.

     Extraordinary Charge. The extraordinary charge of $2.6 million in 1996 is the result of the early extinguishment of $128.5 million of existing indebtedness and consists of the write-off of deferred financing costs of $4.1 million and prepayment penalties of $0.2 million, net of income tax benefit of $1.7 million.

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
  Liquidity and Capital Resources as of March 31, 1999

     National's cash and cash equivalents (collectively 'Cash') increased $5.1 million during the three-month period ended March 31, 1999. This increase reflected cash provided by operating activities of $7.3 million partially offset by cash used in investing activities of $1.5 million and cash used in financing activities of $0.7 million.

     Cash flows provided by operating activities of $7.3 million in the 1999 period consisted of net income of $4.4 million and net non-cash charges of $3.3 million, principally depreciation and amortization, partially offset by $0.4 million of cash used for an increase in working capital. The change in working capital is primarily made up of seasonal increases in receivables of $2.4 million and decreases in inventories of $1.6 million.

     Cash used in investing activities of $1.5 million during the three month period ended March 31, 1999 included capital expenditures of $1.7 million partially offset by proceeds from the sales of properties of $0.2 million. Of the capital expenditure amount for 1999, $0.3 million was for recurring maintenance and $1.4 million was to support growth of operations. National has forecasted maintenance capital expenditures and growth capital expenditures for the remainder of 1999 of approximately $1.5 million and $1.6 million, respectively, subject to the availability of cash and other financing sources. National has outstanding commitments amounting to $0.7 million for such capital expenditures as of March 31, 1999 which consists of $0.2 million for maintenance capital expenditures and $0.5 for growth capital expenditures. National made one insignificant propane distributor acquisition during the first quarter of 1999 and since it no longer has an acquisition credit facility does not anticipate making any significant business acquisitions during the remainder of 1999.

     Cash used in financing activities during the three-month period ending March 31, 1999 reflects debt repayments of $0.7 million.

     The Bank Facility provided for an acquisition facility (the 'Acquisition Facility') and a working capital facility (the 'Working Capital Facility'). As of March 31, 1999 National had $13.0 million and $3.0 million of outstanding borrowings under the Acquisition Facility and Working Capital Facility. As disclosed above, all amounts outstanding under the Bank Facility are classified as current liabilities in accordance with terms of the February Waiver Letter and no additional borrowings under the Bank Facility are available to National without the consent of each Lender. The Working Capital Facility, as amended, is due in full in July 1999. The original repayment terms of the Acquisition Facility, as amended, were approximately $1.1 million per quarter beginning in the third quarter of 1999. The original repayment terms of the First Mortgage Notes required equal annual installments of approximately $15.6 million commencing 2003 and ending 2010.

     The National MLP did not declare a distribution with respect to the fourth quarter of 1998 (which would have been paid in the first quarter of 1999) since it was in violation of certain of its debt covenants under the Bank Facility as previously discussed and as a result was prohibited from making any such distribution. The February Waiver Letter prohibits any further distributions to all Unitholders until all outstanding indebtedness under the Bank Facility is repaid in full. Additionally, under the terms of the Purchase Agreement, the National MLP is prohibited from paying any further distributions to Unitholders without the prior written consent of the Purchaser General Partner, which consent the Purchaser General Partner has advised it intends not to give. None of the arrearages with respect to any previous quarter will be paid in connection with the Merger and pursuant to the terms of the Purchase Agreement. Accordingly, no distribution was declared with respect to the first quarter of 1999. Under the terms of the Partnership Agreement, each National Common Unit has an arrearage of $0.2625, $0.525 and $0.525 per National Common Unit related to the third and fourth quarters of 1998 and the first quarter of 1999, respectively, for an aggregate of $8,796,000. Cash distributions on the National Common and Subordinated Units and the General Partners' Interest are not guaranteed, will depend on future National MLP operating performance and will be affected by among other things, the funding of reserves, operating and capital expenditures and requirements under the National OLP's debt agreements and the Purchase Agreement. Accordingly, there can be no assurance that the National MLP will be able to pay any such future distributions.

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
  Liquidity and Capital Resources as of December 31, 1998

     Cash flows from operating activities of $17.1 million in 1998 consisted of
(i) non-cash charges of $12.3 million, principally depreciation and amortization and (ii) a net $6.4 million decrease in cash flows from changes in operating assets and liabilities, partially offset by a net loss of $1.6 million. The decrease in net operating assets and liabilities is primarily due to lower propane sales volumes and lower prices which caused decreased levels of accounts receivable and inventories.

     Cash provided by investing activities for 1998 of $3.5 million included $10.0 million of principal prepayments received on the Triarc Note discussed below and $2.3 million in proceeds from the sale of properties partially offset by capital expenditures of $8.4 million and business acquisitions of $0.4 million. Of the capital expenditures amount, $5.2 million was to support the growth of operations, and $3.2 million was for recurring maintenance capital to support current business levels. National expects to have total capital expenditures in 1999 of approximately $4.8 million consisting of $1.8 million for maintenance and $3.0 million for growth. Such capital expenditures will be funded by cash flow from operations and interest income on the Triarc Note. At December 31, 1998 National had outstanding commitments of $0.4 million for such capital expenditures. During 1998 National acquired the assets of a propane distributor for an aggregate of $0.4 million of cash.

     Cash used in financing activities of $20.7 million in 1998 consisted of distributions paid to unitholders of $15.3 million and net repayments of long-term debt of $5.4 million.

     Total partners' deficit at December 31, 1998 was $3.0 million as compared with total partners' capital of $13.5 million at December 31, 1997. The decrease of $16.5 million principally reflects distributions paid of $15.3 million and net loss of the National MLP of $1.6 million partially offset by $0.4 million of amortization of unearned compensation on below market unit options.

     In connection with the Offer, the National OLP, the National MGP, the National SGP and the Noteholders amended the Note Agreements governing the First Mortgage Notes to provide for, among other things, modifications to the premium payable to such noteholders in connection with the prepayment of the First Mortgage Notes pursuant to the Offer. Also in connection with the Offer, the National MLP incurred certain financial advisory, legal and other fees and expenses of up to $2.0 million in the first half of 1999.

     At December 31, 1998 the National OLP was not in compliance with a covenant under its Bank Facility and was forecasting non-compliance with the same covenant as of March 31, 1999. Pursuant to the February Waiver Letter, the National OLP received an unconditional waiver of such non-compliance from the Lenders with respect to the non-compliance as of December 31, 1998, and a conditional waiver with respect to any future non-compliance with such covenant through August 31, 1999. A number of the conditions to the February Waiver Letter of future noncompliance are directly related to the sale of the National MLP. Should the conditions not be met or the February Waiver Letter expire, and the National OLP be in default of its Bank Facility, the National OLP would also be in default of its First Mortgage Notes by virtue of cross-default provisions. As a result of the forecasted non-compliance, the conditions of the February Waiver Letter, and the cross-default provisions of the First Mortgage Notes, the National MLP has classified all of the debt under the Bank Facility ($16.0 million) and the First Mortgage Notes ($125.0 million) as a current liability as of December 31, 1998. In addition, as a result of the forecasted non-compliance, the conditional nature of the February Waiver Letter of future non-compliance, and the fact that the sale of the National MLP may not be consummated, the National MLP's independent auditors' report on the National MLP's financial statements for the year ended December 31, 1998 contains an explanatory paragraph concerning substantial doubt as to the National MLP's ability to continue as a going concern. If the sale of the National MLP is not consummated and the Lenders are unwilling to extend or modify the February Waiver, (i) the National OLP could seek to otherwise refinance its indebtedness, (ii) the National MGP might consider buying the banks' loans to the National OLP ($16.0 million principal amount outstanding at December 31, 1998), (iii) the National MLP could pursue other potential purchasers of the National MLP, or (iv) the National MLP could be forced to seek protection under Federal bankruptcy laws. In such latter event, the National MGP may be required to honor its guarantee of the National MLP's debt under the Bank Facility and the First Mortgage Notes.

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
     Effective with amendments executed effective June 30, 1998, the National MLP's Bank Facility provided for the $10.0 million (reduced from $15.0 million) Working Capital Facility to be used for working capital and other general partnership purposes. At December 31, 1998, $3.0 million was outstanding under the Working Capital Facility. Further, in accordance with the amendments, the $20.0 million Acquisition Facility under the Bank Facility, the use of which was restricted to business acquisitions and capital expenditures for growth, was permanently reduced to the approximately $13.0 million outstanding as of June 30, 1998. As described above, all amounts outstanding under the Bank Facility are classified as current liabilities in accordance with terms of the February Waiver Letter and no additional borrowings under the Bank Facility are available to the National OLP without the consent of each bank lender. The original repayment terms of the Acquisition Facility, as amended, were approximately $1.1 million per quarter beginning in the third quarter of 1999. Original repayment terms of the First Mortgage Notes required equal annual installments of approximately $15.6 million commencing 2003 through 2010.

     As of June 30, 1998, the National OLP was not in compliance with certain covenants of its Bank Facility agreement (the 'Agreement'). The Agreement was amended (the 'Agreement Amendment') as of such date to, among other things, permit principal prepayment (the 'Triarc Note Prepayments') of up to $10.0 million by Triarc through February 14, 1999 on the Triarc Note and, to the extent not utilized for distributions (see below), to permit any such prepayments to be included in the determination of consolidated cash flow, as defined under the Agreement ('Consolidated Cash Flow') for purposes of compliance with certain leverage and interest coverage ratio requirements for a period of twelve consecutive months commencing June 30, 1998 for the initial $7.0 million Triarc Note Prepayments and from the date of payment on the $3.0 million Triarc Note Prepayment (see below). Further, the National OLP must have sufficient interest coverage through consolidated cash flow, as defined under the indenture (the 'Indenture') pursuant to which the First Mortgage Notes were issued, in order to pay distributions. Effective June 30, 1998 the Indenture was amended (the 'Indenture Amendment' and collectively with the Agreement Amendment, the 'Amendments') to, among other things, (i) permit the Triarc Note Prepayments, (ii) effectively permit up to $6.0 million of any such prepayments to be utilized to pay distributions to Unitholders with a proportionate amount for the General Partners' Interest with respect to distributions for the second, third and fourth quarters of 1998 only and (iii) amend the definition of consolidated cash flow to include interest income received by the National OLP on the Triarc Note through December 31, 1998 for interest coverage purposes thereby facilitating the National MLP's ability to pay distributions. (See further discussion below regarding future Partnership distributions, including the National MLP's ability to reduce available cash by making appropriate reserves having the effect of reducing the amount of distributions to Unitholders and contractual restrictions under the Purchase Agreement.) The Triarc Note was amended to, among other things, permit Triarc, at its option, to make Triarc Note Prepayments up to $10.0 million of the principal thereof through February 14, 1999. On August 7, 1998, Triarc made a principal prepayment of $7.0 million on the Triarc Note of which approximately $3.3 million was included as Consolidated Cash Flow under the Agreement in order to retroactively cure the noncompliance with the Agreement at June 30, 1998, and approximately $3.7 million was used to permit the National MLP to declare its distribution for the quarter ended June 30, 1998 (see further discussion below). On September 30, 1998, Triarc prepaid the remaining permitted principal of $3.0 million. The remaining principal balance of the Triarc Note of $30.7 million is due approximately $0.2 million in 2004 and six equal annual installments of approximately $5.1 million commencing in 2005 through 2010. A portion of the Triarc Note (approximately $14.9 million) is to be repaid and the balance (approximately $15.8 million) forgiven in connection with the National MLP Sale. (See 'Business -- Recent Developments.') The original terms of the Bank Facility, the First Mortgage Notes and the Triarc Note are further described in Notes 10 and 13 to the consolidated financial statements contained in Annex C to this Information Statement.

     The National OLP incurred fees of approximately $0.9 million in connection with the execution of the Amendments. Such fees were amortized to interest expense ratably over the third and fourth quarters of 1998.

     The National OLP's obligations under both the First Mortgage Notes and the Bank Facility are secured on an equal and ratable basis by substantially all of the assets of the National OLP and are guaranteed by the National MGP.

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
     Other than any possible payments that may be required on the First Mortgage Notes and the Bank Facility as discussed above, the National OLP's principal cash requirements for 1999 are maintenance capital expenditures (currently budgeted at $1.8 million for the year ending December 31, 1999), funds for growth capital expenditures (currently budgeted at $3.0 million for the year ending December 31, 1999), and payments required under the Bank Facility. The National OLP expects to meet such requirements through a combination of cash flows from operations and the $4.1 million of interest income on the National MLP Loan.

     Prior to the execution of the February Waiver Letter discussed above which prohibits the payment of any distributions to the Unitholders until all outstanding indebtedness under the Bank Facility is repaid in full, partnership distributions were made from available cash ('Available Cash') as defined in the National MLP Partnership Agreement, the Agreement and the Indenture and as amended by the Agreement Amendment and the Indenture Amendment. Under the terms of the National MLP Partnership Agreement, the National MLP must distribute 100% of its Available Cash within 45 days of the end of each fiscal quarter. Available Cash under the National MLP Partnership Agreement generally means with respect to any quarter of the National MLP, all cash on hand at the end of such quarter less the amount of cash reserves that is necessary or appropriate in the discretion of the National MGP to (i) provide for the proper conduct of the National MLP's business, (ii) comply with applicable law or any National MLP debt instrument or other agreement, or (iii) provide funds for distributions to Unitholders and the General Partners in respect of any one or more of the next four quarters (see Note 11 to the consolidated financial statements contained in Annex C to this Information Statement for a more detailed discussion of Available Cash). Under the Agreement Amendment executed effective June 30, 1998, Available Cash is supplemented by any Triarc Note Prepayments and may be utilized to pay distributions to the extent such Triarc Note Prepayments are not required to be included in Consolidated Cash Flow for the National MLP to be in compliance with the Agreement. However, under the Indenture Amendment, which is more restrictive as to the determination of Available Cash, Available Cash is supplemented by up to only $6.0 million of Triarc Note Prepayments. The National MLP declared and paid quarterly distributions of $0.525 per common unit with a proportionate amount for the 4% General Partners' Interest during each of the first three quarters of 1998, aggregating approximately $3.7 million for each distribution. The distribution during the third quarter paid with respect to the second quarter utilized the aforementioned $3.7 million of the August 7, 1998 Triarc Note Prepayment. On October 21, 1998 the National MLP declared a quarterly distribution for the quarter ended September 30, 1998 of $0.2625 per Common Unit to Unitholders of record on November 6, 1998 paid on November 13, 1998, with a proportionate amount for the General Partners' Interest, or an aggregate of approximately $1.8 million including approximately $0.1 million to the General Partners related to the General Partners' Interest. This distribution represented a 50% reduction from previous quarters. After a careful evaluation of the National MLP's recent financial results, the National Board concluded that a reduced distribution was necessary to maintain financial flexibility in future quarters. With respect to the fourth quarter of 1998, the National MLP was in violation of certain of its debt covenants under the Bank Facility as previously discussed and as such, was prohibited under its debt agreement from making any distribution in respect of the fourth quarter of 1998. Furthermore, the February Waiver Letter prohibits any further distributions to Unitholders until all outstanding indebtedness under the Bank Facility has been repaid in full. In addition, under the terms of the Purchase Agreement, prior to the closing of the Merger, the National MLP must obtain the prior written consent of the Purchaser General Partner before taking certain specified actions, including the following: (a) the payment of distributions to any Unitholders, (b) incurring indebtedness, except for working capital borrowings of up to $1.0 million or (c) making capital expenditures in excess of $1.0 million in the aggregate. Accordingly, no distributions were declared with respect to the first quarter of 1999. Under the terms of the National MLP Partnership Agreement, the Common Units have arrearages of $0.2625, $0.525 and $0.525 per Common Unit related to the third and fourth quarter distributions of 1998 and the first quarter distribution of 1999, respectively, for an aggregate of approximately $8.8 million. The last distribution for Subordinated Units was a quarterly distribution of $0.525 per Subordinated Unit with a proportionate amount for the 4% General Partners' Interest, or an aggregate of approximately $2.5 million, declared and paid during the first quarter of 1998 with respect to the fourth quarter of 1997. No distributions were declared on the Subordinated Units with respect to any quarter of 1998 or 1999 since subsequent to the distribution with respect to the quarter ended December 31, 1997, the National MGP agreed to forego any distributions on the Subordinated Units in order to facilitate compliance with the debt covenant restrictions in the Agreement and, effective June 30, 1998 pursuant to the Amendments, the National MLP agreed not to pay distributions on the Subordinated Units with respect to the second, third and fourth quarters of 1998. None of the arrearages with respect to any previous quarter will be paid in connection with the Merger and pursuant to the terms of the Purchase Agreement.

  Contingencies

     In May 1994, National was informed of coal tar contamination which was discovered at one of its properties in Wisconsin. National purchased the property from a company (the 'Successor') which had purchased the assets of a utility that had previously owned the property. National believes that the contamination occurred during the use of the property as a coal gasification plant by such utility. To assess the extent of the problem, National engaged environmental consultants in 1994. Based upon the information compiled to date, which is not yet complete, it appears the likely remedy will involve treatment of groundwater and the soil, including installation of a soil cap and, if necessary, excavation, treatment and disposal of contaminated soil. The environmental consultants' current range of estimated costs for remediation is from $0.5 million to $1.7 million. National will have to agree upon the final remediation plan with the State of Wisconsin. Accordingly, the precise remediation method to be used is unknown. Based on the preliminary results of the ongoing investigation, there is a potential that the contaminant plume may extend to locations down gradient from the original site. If it is ultimately confirmed that the contaminant plume extends under such properties and if such plume is attributable to the contaminants emanating from the Wisconsin property, there is the potential for future third-party claims. National has engaged in discussions of a general nature with the Successor who has denied any liability for the costs of remediation of the Wisconsin property or of satisfying any related claims. However, National, if found liable for any of such costs, would still attempt to recover such costs from the Successor. National has notified its insurance carriers of the contamination and the likely incurrence of costs to undertake remediation and the possibility of related claims. Pursuant to a lease related to the Wisconsin facility, the ownership of which was not transferred by the National MGP to the National OLP at the time of the closing of the Offering, the National MLP has agreed to be liable for any costs of remediation in excess of amounts received from the Successor and from insurance. Because the remediation method to be used is unknown, no amount within the cost ranges provided by the environmental consultants can be determined to be a better estimate. Thus the National MLP has a remaining accrual of approximately $0.7 million as of March 31, 1999, all of which was provided in prior years, for the minimum costs estimated for the anticipated remediation method. The ultimate outcome of this matter cannot presently be determined and the costs of remediation and third-party claims, if any, may have a material adverse effect on the National MLP's financial position, results of operations or ability to make the distributions to the holders of its Common Units and Subordinated Units.

     There are a number of lawsuits pending or threatened against National. In general, these lawsuits have arisen in the ordinary course of National's business and involve claims for actual damages, and in some cases punitive damages, arising from the alleged negligence of National or as a result of product defects, business disputes with competitors or similar matters. Of the pending or threatened matters, a number involve property damage, and several involve serious personal injuries or deaths, and the claims made are for relatively large amounts. Although any litigation is inherently uncertain, based on past experience, the information currently available to it and the availability of insurance coverage in certain matters, National does not believe that the pending or threatened litigation of which National is aware will have a material adverse effect on its results of operations or its financial condition. Notwithstanding the foregoing, any one of the matters discussed above or all of them taken together may adversely affect National's financial position, results of operations or its ability to make distributions to its Unitholders.

  Inflation and Changing Prices

     In general, inflation has not had any significant impact on National in recent years since inflation rates generally remained at relatively low levels and changes in propane prices, in particular, have been dependent on factors generally more significant than inflation, such as weather and availability of supply. However, to the extent inflation affects the amounts National pays for propane as well as operating and administrative expenses, National attempts to limit the effects of inflation through passing on propane cost increases to customers in the form of higher selling prices to the extent it can do so as well as cost controls and productivity improvements. As such, inflation has not had a material adverse effect on National's profitability and National does not believe normal inflationary pressures will have a material adverse effect on future results of operations of National.

  Year 2000

     The National MLP has undertaken a study of its internal functional application systems to determine their compliance with Year 2000 issues and, to the extent of noncompliance, the required remediation. The National MLP's study consisted of an eight-step methodology to: (1) obtain an awareness of the issues; (2) perform an inventory of its software and hardware systems; (3) identify its systems and computer programs with year 2000 exposure; (4) assess the impact on its operations by each mission critical application; (5) consider solution alternatives; (6) initiate remediation; (7) perform validation and confirmation testing; and (8) implement. The National MLP has completed steps one through six and expects to complete steps seven and eight by August, 1999. Such study addressed both information technology ('IT') and non-IT systems, including embedded technology such as micro controllers in telephones and the National MLP's application programs and communication devices associated with its financial reporting systems in place at each of its retail locations and its corporate headquarters. As a result of such study and subsequent remediation, the National MLP has no reason to believe that any of its mission critical systems are not presently year 2000 compliant. Accordingly, the National MLP does not currently anticipate that internal systems failures will result in any material adverse effect to its operations. However, should the final testing and implementation steps reveal any year 2000 compliance problems which cannot be corrected prior to January 1, 2000 the most reasonably likely worst case scenario is that the National MLP may experience delays in its posting of sales and cash receipts in its general ledger although the National MLP does not believe these delays would be material. In such case, the National MLP's contingency plan would be to revert to a manual system in order to perform the required functions without any significant disruption of business. As of March 31, 1999, expenses incurred by the National MLP in order to become year 2000 compliant, including software and hardware costs, have been approximately $0.1 million and the current estimated costs to complete such remediation in 1999 is expected to be approximately $0.1 million. Such costs incurred through December 31, 1998 are being expensed as incurred except for the direct purchase costs of software and hardware, which are being capitalized. The software-related costs incurred on or after January 1, 1999 are being capitalized in accordance with the provisions of Statement of Position ('SOP') 98-1.

     An assessment of the readiness of Year 2000 compliance of third-party entities with which the National MLP has relationships, such as its suppliers, banking institutions, customers, payroll processors and others ('Third Party Entities') is ongoing. The National MLP has inquired, or is in the process of inquiring of the significant aforementioned Third Party Entities as to their readiness with respect to year 2000 compliance and to date has received indications that many of them are either compliant or in the process of remediation. The National MLP is, however, subject to certain risks with respect to these Third Party Entities' potential year 2000 non-compliance. The National MLP believes that these risks are primarily associated with its banks and propane suppliers. At present, the National MLP cannot determine the impact on its results of operations in the event of year 2000 non-compliance by these Third Party Entities. In the most reasonably likely worst-case scenario, such year 2000 non-compliance might result in a disruption of business and loss of revenues, including the effects of any lost customers. The National MLP will continue to monitor these Third Party Entities to determine the impact on the business of the National MLP and the actions the National MLP must take, if any, in the event of non-compliance by any of these Third Party Entities. The National MLP is in the process of collecting additional information from Third Party Entities that disclosed that remediation is required and has begun detailed evaluations of these Third Party Entities, as well as those that could not satisfactorily respond, in order to develop its contingency plans in conjunction therewith. The National MLP believes there are multiple vendors of the goods and services it receives from its suppliers and thus the risk of non-compliance with year 2000 by any of its suppliers is mitigated by this factor. In 1998, no single supplier provided over 11% of the National MLP's propane needs with the National MLP purchasing approximately 64% of its propane from 10 suppliers with the balance purchased from over 40 other suppliers. With respect to its customer base, the National MLP believes the majority of its residential customers do not rely upon any systems that are at risk of year 2000 non-compliance and, in addition, no single customer accounts for more than 10% of the National MLP's revenues, thus mitigating the adverse risk to the National MLP's business if some customers are not year 2000 compliant.

  Recently Issued Accounting Pronouncements

     In June 1998, the Financial Accounting Standards Board (the 'FASB') issued SFAS No. 133 ('SFAS 133') 'Accounting for Derivative Instruments and Hedging Activities.' SFAS 133 provides a comprehensive standard for the recognition and measurement of derivatives and hedging activities. The standard requires all derivatives to be recorded on the balance sheet at fair value and establishes special accounting for three types of hedges. The accounting treatment for each of these three types of hedges is unique but results in including the offsetting changes in fair values or cash flows of both the hedge and the hedged item in results of operations in the same period. Changes in fair value of derivatives that do not meet the criteria of one of the aforementioned categories of hedges are included in results of operations. SFAS 133 is effective for the National MLP's fiscal year beginning January 1, 2000. The provisions of SFAS 133 are complex and the National MLP is only beginning its evaluation of the implementation requirements of SFAS 133 and, accordingly, is unable to determine at this time the impact it will have on the National MLP's financial position and results of operations.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

  Commodity Price Risk

     During the first quarter of 1999, the National MLP was party to simultaneous put and call contracts for propane ('Propane Contracts') with three third parties which expired prior to March 31, 1999. Such contracts required monthly settlements with counterparties through cash exchange of a net amount equal to the difference between the monthly index average price and the fixed contract price. The contracts were entered into for purposes other than trading and were in anticipation of market movements in order to protect the National MLP's gross profit on its fixed price sales commitments.

  Interest Rate Risk

     The National MLP has interest rate risk exposure due to the variable interest rate terms of its Bank Facility. The Bank Facility terms are such that the interest rate fluctuates with changes in the prime rate of interest and/or LIBOR. Assuming an instantaneous increase in interest rates of one percentage point from their levels at March 31, 1999, the National MLP would incur additional annual interest expense of approximately $0.2 million due to the variable interest rate feature of the Bank Facility.

  Credit Risk

     The National MLP is subject to credit risk with the Propane Contracts to the extent the counterparties do not perform. The National MLP evaluates the financial condition of each counterparty with which it conducts business to reduce exposure to credit risk of non-performance and only executes Propane Contracts with third parties it believes to be well-capitalized. There were no outstanding Propane Contracts at March 31, 1999.

FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

     A copy of National's Consolidated Financial Statements for the years ended December 31, 1996, 1997 and 1998, complete with the Independent Auditors' Report, is attached to this Information Statement as Annex C. A copy of Financial Information derived from the National MLP's Quarterly Report on Form 10-Q for the quarter ended March 31, 1999 is attached to this Information Statement as Annex D.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

     None.

                OWNERSHIP OF NATIONAL COMMON UNITS BY DIRECTORS
       AND EXECUTIVE OFFICERS OF THE NATIONAL MGP AND CERTAIN UNITHOLDERS

     The table below sets forth the beneficial ownership as of June 23, 1999, by each person known by the National MGP to be the beneficial owner of more than 5% of any class of units of the National MLP, each director and each named officer of the National MGP and the executive officers and directors of the National MGP as a group. The National Common Units are traded on the NYSE under the symbol 'NPL.' Information regarding Columbia Propane, L.P. is based on information provided by the Purchaser to the National MGP.

                                                                                              AMOUNT AND
                          NAME AND ADDRESS OF                                                 NATURE OF
                       BENEFICIAL OWNER OF CLASS                           CLASS OF UNITS    OWNERSHIP(1)    PERCENT
                       -------------------------                           --------------    ------------    -------
National Propane Corporation ...........................................   Subordinated        4,533,638        100%
Suite 1700
200 First Street, SE
Cedar Rapids, IA 52401
Columbia Propane, L.P. .................................................   Common              5,922,454       88.4%
9200 Arboretum Parkway
Suite 140
Richmond, VA 23235
Nelson Peltz............................................................         --              --            --
Peter W. May............................................................         --              --            --
Frederick W. McCarthy...................................................         --              --            --
Willis G. Ryckman III...................................................         --              --            --
Ronald D. Paliughi......................................................         --              --            --
Ronald R. Rominiecki....................................................         --              --            --
C. David Watson.........................................................         --              --            --
R. Brooks Sherman, Jr. .................................................         --              --            --
Martin A. Woods.........................................................         --              --            --
All executive officers and directors as a group (9 persons).............         --              --            --

------------

(1) Except as otherwise indicated, each person has sole voting and dispositive power with respect to such Units.

                             CERTAIN LEGAL MATTERS

     Should any governmental or regulatory approval or other action be required to consummate the Merger or the other transactions contemplated under the Purchase Agreement, the National MLP and the Purchaser currently contemplate that such approval or other action will be sought. However, there can be no assurance that any such approval or other action, if needed, would be obtained or would be obtained without substantial conditions or that failure to obtain any such approval or other action might not result in consequences adverse to the National MLP's business or that certain parts of the National MLP's business might not have to be disposed of if such approvals were not obtained or such other actions were not taken or in order to obtain any such approval or other action.

     Antitrust. Although the Purchase Agreement provides that the Merger and related transactions contemplated therein may not be consummated until any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, has expired or been terminated, the Purchaser has been advised by counsel, based on non-binding advice from the Premerger Notification Office of the Federal Trade Commission, that no filing is required since the Merger and related transactions do not involve the acquisition or transfer of 100% of the interests in a partnership due to National MGP's retention of the 1% Special OLP Interest in National OLP. A filing is anticipated upon the exercise of National MGP's right to sell such interest or the Purchaser's right to buy such interest under the terms of the Purchase Agreement, as described in 'The Purchase Agreement -- Agreements to Purchase Acquired Interests; The Merger.'

                                 OTHER MATTERS

     As permitted by the National MLP Partnership Agreement, the National MLP does not ordinarily hold annual meetings.

     The National MLP does not intend to bring any other matters before the Special Meeting, and is not aware of any other matters that are expected to be brought properly before the Special Meeting.

                                                                         ANNEX A
________________________________________________________________________________
________________________________________________________________________________


                               PURCHASE AGREEMENT

                            ------------------------

                                  BY AND AMONG

                             COLUMBIA PROPANE L.P.,

                               CP HOLDINGS, INC.,

                         COLUMBIA PROPANE CORPORATION,

                        NATIONAL PROPANE PARTNERS, L.P.,

                         NATIONAL PROPANE CORPORATION,

                           NATIONAL PROPANE SGP, INC.

                                      AND

                             TRIARC COMPANIES, INC.

                            ------------------------

                                 APRIL 5, 1999

________________________________________________________________________________
________________________________________________________________________________

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                               TABLE OF CONTENTS

                                   ARTICLE I
                                   THE OFFER

SECTION 1.1     The Offer..............................................................................     A-2
                (a) Commencement.......................................................................     A-2
                (b) Offer Documents....................................................................     A-2
SECTION 1.2     National MLP Action....................................................................     A-3
                (a) Special Committee..................................................................     A-3
                (b) Schedule 14D-9.....................................................................     A-3
                (c) Security Position Listings.........................................................     A-4
                (d) Admission as Limited Partner.......................................................     A-4

                                                  ARTICLE II
                                               THE TRANSACTIONS

SECTION 2.1     The Reorganization of the National MLP GP Interests....................................     A-4
                (a) Reorganization of National MLP.....................................................     A-4
                (b) Purchase of National OLP Interests.................................................     A-5
SECTION 2.2     Merger and Conversion of Interests in the National OLP.................................     A-5
                (a) Merger of National MLP With and Into the Purchaser.................................     A-5
                (b) Effect of the Merger...............................................................     A-5
                (c) Acquisition of Interests of the National OLP.......................................     A-5
SECTION 2.3     Closing................................................................................     A-6
SECTION 2.4     Surrender of Units; Transfer Books.....................................................     A-6
                (a) Paying Agent.......................................................................     A-6
                (b) Surrender of Certificates..........................................................     A-6
                (c) Delivery of Funds to the Surviving Entity..........................................     A-7
                (d) No Further Rights..................................................................     A-7
                (e) No Liability.......................................................................     A-7
                (f) Withholding Rights.................................................................     A-7
SECTION 2.5     Transactions Involving Special Limited Partner Interests...............................     A-8
                (a) Put Right..........................................................................     A-8
                (b) Call Right.........................................................................     A-8
SECTION 2.6     Merger of the National MGP.............................................................     A-8

                                                  ARTICLE III
                            REPRESENTATIONS AND WARRANTIES OF THE NATIONAL PARTIES

SECTION 3.1     Organization and Existence.............................................................     A-8
SECTION 3.2     Authority; Binding Effect..............................................................     A-9
SECTION 3.3     SEC Filings............................................................................     A-9
SECTION 3.4     Financial Statements...................................................................     A-9
SECTION 3.5     Offer Documents; Schedule 14D-9........................................................    A-10
SECTION 3.6     No Material Adverse Change.............................................................    A-10
SECTION 3.7     Ownership..............................................................................    A-10
SECTION 3.8     No Conflict............................................................................    A-11
SECTION 3.9     No Default.............................................................................    A-12
SECTION 3.10    Copies Complete........................................................................    A-12
SECTION 3.11    Brokerage Arrangements.................................................................    A-12
SECTION 3.12    Undisclosed Liabilities................................................................    A-12
SECTION 3.13    No Litigation..........................................................................    A-12
SECTION 3.14    Environmental Matters..................................................................    A-12
SECTION 3.15    [Intentionally Left Blank].............................................................    A-13

SECTION 3.16    Vote Required..........................................................................    A-13
SECTION 3.17    Labor Matters..........................................................................    A-14
SECTION 3.18    Compliance with Laws...................................................................    A-14
SECTION 3.19    Insurance..............................................................................    A-14
SECTION 3.20    Intellectual Property..................................................................    A-14
SECTION 3.21    Employee Benefit Matters...............................................................    A-14
SECTION 3.22    Certain Agreements.....................................................................    A-15
SECTION 3.23    Taxes..................................................................................    A-15

                                                  ARTICLE IV
                            REPRESENTATIONS AND WARRANTIES OF THE PURCHASER PARTIES

SECTION 4.1     Organization and Existence.............................................................    A-16
SECTION 4.2     Authority; Binding Effect..............................................................    A-17
SECTION 4.3     No Conflict............................................................................    A-17
SECTION 4.4     No Default.............................................................................    A-17
SECTION 4.5     Offer Documents; Information Statement.................................................    A-17
SECTION 4.6     Financing..............................................................................    A-18
SECTION 4.7     Brokerage Arrangements.................................................................    A-18

                                                   ARTICLE V
                           ADDITIONAL AGREEMENTS, COVENANTS, RIGHTS AND OBLIGATIONS

SECTION 5.1     Access to Information..................................................................    A-18
SECTION 5.2     Conduct of Business....................................................................    A-18
                (a) Ordinary Course....................................................................    A-18
                (b) Restrictions on National MLP and National OLP......................................    A-18
                (c) General Business...................................................................    A-19
                (d) Employees of the National MGP......................................................    A-20
                (e) Restrictions on the Purchaser, Purchaser Holdings and Purchaser General Partner....    A-20
SECTION 5.3     Certain Filings........................................................................    A-23
SECTION 5.4     Information Statement..................................................................    A-23
SECTION 5.5     Certain Instruments....................................................................    A-24
SECTION 5.6     Other Consents.........................................................................    A-24
SECTION 5.7     No Solicitation........................................................................    A-25
SECTION 5.8     Permitted Actions......................................................................    A-25
SECTION 5.9     Indemnified Debt.......................................................................    A-25
SECTION 5.10    Environmental Permits..................................................................    A-27
SECTION 5.11    Further Action; Commercially Reasonable Efforts........................................    A-27
SECTION 5.12    Notification of Certain Matters........................................................    A-27
SECTION 5.13    Certain Indebtedness...................................................................    A-28
SECTION 5.14    Consistent Tax Reporting...............................................................    A-28
SECTION 5.15    No Public Announcement.................................................................    A-29
SECTION 5.16    Expenses...............................................................................    A-29
SECTION 5.17    Tax Matters............................................................................    A-30
                (a) Purchase Price Allocations.........................................................    A-30
                (b) Code Section 704(c) Election.......................................................    A-30
                (c) Tax Cooperation....................................................................    A-30
                (d) Certain Tax Contests...............................................................    A-31

                                                  ARTICLE VI
                                                  CONDITIONS

SECTION 6.1     Conditions to the Merger...............................................................    A-31
                (a) Conveyance of Acquired Interests...................................................    A-31


                (b) Approval of a Unit Majority........................................................    A-31
                (c) No Injunctions or Restraints.......................................................    A-31
                (d) Corporate and Partnership Authority................................................    A-31
                (e) Acceptance.........................................................................    A-32
SECTION 6.2     Conditions to the Purchase of National OLP Interests...................................    A-32
                (a) Reorganization.....................................................................    A-32
                (b) Approval of a Unit Majority........................................................    A-32
                (c) No Injunctions or Restraints.......................................................    A-32
                (d) Corporate and Partnership Authority................................................    A-32
                (e) Acceptance.........................................................................    A-32
                (f) Prepayment.........................................................................    A-32

                                                  ARTICLE VII
                                        EMPLOYEES AND EMPLOYEE BENEFITS

SECTION 7.1     Offers of Employment; Severance Obligations............................................    A-32
SECTION 7.2     Increased Severance Costs..............................................................    A-33
SECTION 7.3     401(k) Plan; Direct Roll-Over..........................................................    A-33
SECTION 7.4     Assumed Employee Liabilities...........................................................    A-33
SECTION 7.5     Collective Bargaining Matters..........................................................    A-33
SECTION 7.6     Multiemployer Plan Arrangements........................................................    A-33
SECTION 7.7     Losses Relating to Employees and Employee Benefits.....................................    A-34

                                                 ARTICLE VIII
                                                  TERMINATION

SECTION 8.1     Events of Termination..................................................................    A-34
                (a) Consent............................................................................    A-34
                (b) No National Common Units Purchased.................................................    A-34
                (c) National Recommendation............................................................    A-34
                (d) Outside Date.......................................................................    A-35
                (e) Applicable Law Change..............................................................    A-35
SECTION 8.2     Effect of Termination..................................................................    A-35
                (a) No Liability.......................................................................    A-35
                (b) Termination Fee....................................................................    A-35
                (c) Topping Fee........................................................................    A-35
                (d) Specific Performance; Attorneys' Fees..............................................    A-35
                (e) Other Remedies.....................................................................    A-36
                (f) Outside Date Breakage Fee..........................................................    A-36

                                                  ARTICLE IX
                                                INDEMNIFICATION

SECTION 9.1     Indemnification of Certain National Parties............................................    A-36
                (a) Indemnification of Certain National Parties........................................    A-36
                (b) Limitation of Liability............................................................    A-36
                (c) Limitations with Respect to Certain Tax Losses.....................................    A-37
                (d) Limitation of Indemnification......................................................    A-37
SECTION 9.2     Indemnification of the Purchaser Parties...............................................    A-37
                (a) Debt Indemnity.....................................................................    A-37
                (b) Other Indemnity....................................................................    A-37
SECTION 9.3     Termination of Indemnities; Survival Periods...........................................    A-38
SECTION 9.4     Demands................................................................................    A-38
SECTION 9.5     Right to Contest and Defend............................................................    A-38
SECTION 9.6     Cooperation............................................................................    A-39
SECTION 9.7     Right to Participate...................................................................    A-39

SECTION 9.8     Payment of Damages.....................................................................    A-39
SECTION 9.9     Exclusivity............................................................................    A-39

                                                   ARTICLE X
                                                 MISCELLANEOUS

SECTION 10.1    [Intentionally Left Blank].............................................................    A-39
SECTION 10.2    Notices................................................................................    A-39
SECTION 10.3    Governing Law..........................................................................    A-40
SECTION 10.4    Entire Agreement; Amendments and Waivers...............................................    A-41
SECTION 10.5    Binding Effect and Assignment..........................................................    A-41
SECTION 10.6    Severability...........................................................................    A-41
SECTION 10.7    Parties in Interest....................................................................    A-41
SECTION 10.8    Disclosure.............................................................................    A-41
SECTION 10.9    Interpretation.........................................................................    A-41
SECTION 10.10   References; Construction...............................................................    A-42
SECTION 10.11   Context................................................................................    A-42
SECTION 10.12   Execution..............................................................................    A-42

                                                    ANNEXES

ANNEX A         Conditions to the Offer................................................................    A-43

                                   SCHEDULES

SCHEDULE 3.1        National Qualifications; National MLP and National OLP Investments or Interests in, or
                      Control Over, Other Entities
SCHEDULE 3.4        National MLP Consolidated Financial Statements
SCHEDULE 3.6        National MLP Adverse Trends or Conditions
SCHEDULE 3.7        Liens, Claims and Encumbrances on the General Partner Interests and Incentive Distribution
                      Rights, the Limited Partner Interests, the National SGP Stock, the National Subordinated
                      Units, the NSSI Stock, or the National Acquired Interests
SCHEDULE 3.7(i)     National Outstanding Subscription Rights
SCHEDULE 3.8        National Required Consents; Conflicts, Defaults, Breaches, Accelerations, or Required
                      Authorizations, Approvals or Consents
SCHEDULE 3.9        National Defaults
SCHEDULE 3.11       National Brokerage Arrangements
SCHEDULE 3.12       National Officers and Employees of National MGP for Purposes of 'Knowledge of the National
                      MGP'
SCHEDULE 3.13       National Litigation
SCHEDULE 3.14       Environmental Documents; National Predecessors and Retained Environmental Liabilities
SCHEDULE 3.17       National Labor Matters
SCHEDULE 3.19       National Insurance
SCHEDULE 3.21       National Employee Benefit Plans and Multiemployer Pension Plans
SCHEDULE 3.22       National Material Agreements
SCHEDULE 3.23       National Tax Matters
SCHEDULE 4.7        Purchaser Brokerage Arrangements
SCHEDULE 5.2(b)     National Unrestricted Transactions
SCHEDULE 5.2(d)     Amendments to National Employee Agreements or Arrangements
SCHEDULE 5.2(e)     Restricted Changes to Purchaser OLP's Tax Methods; National OLP Adjusted Tax Basis
SCHEDULE 5.5        Consent Matters
SCHEDULE 5.9        National MGP's Basis as of Effective Time
SCHEDULE 5.13(i)    Refinancing of Indebtedness
SCHEDULE 5.13(ii)   Repayment of Indebtedness
SCHEDULE 5.14       Consistent Tax Reporting
SCHEDULE 7.1(a)     National MGP Employee Retention Program
SCHEDULE 7.1(b)     National Employment and Severance Agreements
SCHEDULE 7.1(c)     National MGP Stock, Phantom Stock, Unit or Phantom Unit Plans
SCHEDULE 7.4        National Incentive Compensation Plans
SCHEDULE 7.5        Collective Bargaining Representatives
SCHEDULE 9.1        National Pending Litigation
SCHEDULE 9.2(a)     Indemnified Debt

                                 DEFINED TERMS

Acceptance.........................................................................................           A-2
Acceptance Date....................................................................................           A-2
Acquired Interests.................................................................................           A-1
Acquiring Person...................................................................................          A-23
Acquisition Line...................................................................................          A-28
affiliate..........................................................................................           A-6
Agreement..........................................................................................           A-1
Alternate Appraisal................................................................................          A-30
Amendment No. 2....................................................................................          A-28
Annex A............................................................................................           A-2
Applicable Date....................................................................................          A-23
Applicable Law Change..............................................................................          A-22
Appraisal..........................................................................................          A-30
Assets.............................................................................................          A-30
Call Notice........................................................................................           A-8
Certificates.......................................................................................           A-6
Claim..............................................................................................          A-38
Closing............................................................................................           A-6
Closing Agreement..................................................................................          A-16
Closing Date.......................................................................................           A-6
Code...............................................................................................           A-7
Confidentiality Agreement..........................................................................          A-18
Damages............................................................................................          A-22
Debt Indemnity.....................................................................................          A-37
Delaware Court.....................................................................................          A-41
Delaware Law.......................................................................................           A-1
Effective Tax Rate.................................................................................          A-21
Effective Time.....................................................................................           A-5
Employees..........................................................................................          A-32
Environmental and Health and Safety Laws...........................................................          A-13
Environmental Documents............................................................................          A-13
Environmental Permits..............................................................................          A-27
ERISA..............................................................................................          A-14
Exchange Act.......................................................................................           A-2
Fee................................................................................................          A-36
First Mortgage Notes...............................................................................          A-28
Hazardous Materials................................................................................          A-13
Hazardous Waste Laws...............................................................................          A-13
HSR Act............................................................................................           A-8
Incentive Distribution Rights......................................................................           A-1
Indemnified Debt...................................................................................          A-37
Information Statement..............................................................................           A-3
Knowledge of the National MGP......................................................................          A-12
Lehman Opinion.....................................................................................           A-3
Losses.............................................................................................          A-36
Material Adverse Effect............................................................................          A-10
Merger.............................................................................................           A-5
Merger Consideration...............................................................................           A-5
MGP's Basis........................................................................................          A-26
Minimum Condition..................................................................................           A-2
Multiemployer Plan.................................................................................          A-33
National Assets....................................................................................          A-21
National Board.....................................................................................           A-1
National Common Units..............................................................................           A-1

National Financial Statements......................................................................           A-9
National General Partners..........................................................................           A-1
National MGP.......................................................................................           A-1
National MLP.......................................................................................           A-1
National MLP GP Interests..........................................................................           A-1
National MLP Partnership Agreement.................................................................           A-1
National OLP.......................................................................................           A-1
National OLP GP Interests..........................................................................           A-1
National OLP Interests.............................................................................           A-1
National OLP Partnership Agreement.................................................................           A-1
National Parties...................................................................................           A-8
National Permits...................................................................................          A-14
National Plan......................................................................................          A-14
National Plans.....................................................................................          A-14
National Possible Alternatives.....................................................................          A-25
National Representing Parties......................................................................          A-15
National SGP.......................................................................................           A-1
National Subordinated Units........................................................................           A-1
National Superior Transaction......................................................................          A-25
Note Agreements....................................................................................          A-28
Notice.............................................................................................          A-22
NSSI...............................................................................................           A-8
NYSE...............................................................................................          A-29
Offer..............................................................................................           A-1
Offer Consideration................................................................................           A-1
Offer Documents....................................................................................           A-2
Offer to Purchase..................................................................................           A-2
Other Indemnity....................................................................................          A-38
Other Permits......................................................................................          A-27
Paying Agent.......................................................................................           A-6
Predecessors.......................................................................................          A-13
Purchaser..........................................................................................           A-1
Purchaser General Partner..........................................................................           A-1
Purchaser Group Member.............................................................................          A-22
Purchaser Holdings.................................................................................           A-1
Purchaser Material Adverse Effect..................................................................          A-16
Purchaser OLP......................................................................................           A-5
Purchaser Parties..................................................................................           A-8
Put Condition......................................................................................           A-8
Put Notice.........................................................................................           A-8
Remedial Allocation Method.........................................................................          A-30
Required Consents..................................................................................          A-11
Retention Program..................................................................................          A-32
Schedule 14D-1.....................................................................................           A-2
Schedule 14D-9.....................................................................................           A-3
SEC................................................................................................           A-2
SGP Board..........................................................................................           A-1
Special Committee..................................................................................           A-1
Special Limited Partner............................................................................           A-5
Special Limited Partner Interest...................................................................           A-5
Surviving Entity...................................................................................           A-5
Tax Controversy....................................................................................          A-31
Tax Indemnity Provisions...........................................................................          A-37
Tax Provisions.....................................................................................          A-22
Tax Return.........................................................................................          A-16

Tax Ruling.........................................................................................          A-16
Taxes..............................................................................................          A-16
Threshold Amount...................................................................................          A-21
Transactions.......................................................................................           A-2
Triarc.............................................................................................           A-1
Triarc Note........................................................................................           A-4
WARN...............................................................................................          A-33
Withdrawal Liability...............................................................................          A-33

                               PURCHASE AGREEMENT

     This Purchase Agreement (this 'Agreement') is made and entered into as of the 5th day of April, 1999, by and among Columbia Propane L.P., a Delaware limited partnership (the 'Purchaser'), CP Holdings, Inc., a Delaware corporation and the general partner of the Purchaser ('Purchaser General Partner'), Columbia Propane Corporation, a Delaware corporation ('Purchaser Holdings'), National Propane Partners, L.P., a Delaware limited partnership (the 'National MLP') governed by the Amended and Restated Agreement of Limited Partnership of the National MLP dated as of July 2, 1996, as amended through the date hereof (the 'National MLP Partnership Agreement'), National Propane Corporation, a Delaware corporation and managing general partner of the National MLP (the 'National MGP'), National Propane SGP, Inc., a Delaware corporation and special general partner of the National MLP (the 'National SGP,' and together with the National MGP, the 'National General Partners'), and Triarc Companies, Inc., a Delaware corporation and the indirect parent corporation of the National General Partners ('Triarc').

                                  WITNESSETH:

     WHEREAS, the National MLP is the sole limited partner of National Propane, L.P., a Delaware limited partnership (the 'National OLP') governed by the Amended and Restated Agreement of Limited Partnership of the National OLP dated as of July 2, 1996, as amended through the date hereof (the 'National OLP Partnership Agreement'), of which the National General Partners are the sole general partners;

     WHEREAS, the Purchaser, directly or indirectly, desires (i) to make a cash tender offer (the 'Offer') to acquire 100% of the issued and outstanding common units of the National MLP ('National Common Units') for $12.00 per Unit (such amount, or any greater amount per National Common Unit paid pursuant to the Offer, being hereinafter referred to as the 'Offer Consideration'), net to the seller in cash, without interest thereon, upon the terms and subject to the conditions of this Agreement and the Offer, (ii) to acquire 100% of the outstanding subordinated units representing subordinated general partner interests in the National MLP ('National Subordinated Units'), (iii) to acquire 100% of the unsubordinated general partner interests in the National MLP (the 'National MLP GP Interests') and 100% of the Incentive Distribution Rights representing general partner interests in the National MLP (the 'Incentive Distribution Rights'), (iv) to acquire 100% of the unsubordinated general partner interests in the National OLP (the 'National OLP GP Interests'), and
(v) to acquire substantially all of the limited partner interests in the National OLP (all of such interests, the 'National OLP Interests' (collectively, the items in clauses (i) through (v) are the 'Acquired Interests')); and the National MLP and the National General Partners have agreed to sell the Acquired Interests on the terms and subject to the conditions hereinafter set forth;

     WHEREAS, the Board of Directors of Purchaser Holdings and Purchaser General Partner (for itself and on behalf of the Purchaser) have approved the making of the Offer and the transactions related thereto;

     WHEREAS, the Board of Directors of the National MGP (the 'National Board'), acting upon the recommendation of the special committee (the 'Special Committee') of the National Board, has approved the terms of the Offer and the other transactions contemplated herein and resolved and agreed, subject to the terms and conditions contained herein, to recommend that holders of National Common Units tender such National Common Units pursuant to the Offer; and

     WHEREAS, the Board of Directors of Purchaser Holdings, the Board of Directors of Purchaser General Partner, the National Board and the Board of Directors of National SGP (the 'SGP Board') have each approved the transactions set forth in this Agreement on behalf of themselves and any entity of which they are the managing general partner in accordance with the General Corporation Law of the State of Delaware and the Delaware Revised Uniform Limited Partnership Act (collectively, the 'Delaware Law') upon the terms and subject to the conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises and the respective representations, warranties, covenants, agreements and conditions contained herein, the parties hereto agree as follows:

                                   ARTICLE I
                                   THE OFFER

SECTION 1.1 The Offer.

     (a) Commencement.

     Provided that this Agreement shall not have been terminated in accordance with Section 8.1 and none of the conditions set forth in Annex A attached hereto and incorporated herein by reference ('Annex A') shall have occurred or be existing (unless such conditions shall have been waived by the Purchaser), Purchaser General Partner shall cause the Purchaser to commence (within the meaning of Rule 14d-2(a) of the Securities Exchange Act of 1934, as amended (the 'Exchange Act')), and the Purchaser shall commence, the Offer at the Offer Consideration as promptly as reasonably practicable after the date hereof, but in no event later than five business days after the date hereof. The obligation of the Purchaser to accept for payment and pay for National Common Units tendered pursuant to the Offer shall be subject only to (i) the condition (the 'Minimum Condition') that at least the number of National Common Units that, when combined with the National Common Units already owned by Purchaser Holdings and its direct or indirect subsidiaries, constitutes a majority of the then outstanding National Common Units on a fully diluted basis shall have been validly tendered and not withdrawn prior to the expiration of the Offer and
(ii) the satisfaction or waiver of the other conditions set forth in Annex A hereto. The Purchaser expressly reserves the right, in its sole discretion and notwithstanding anything to the contrary in this Agreement including Annex A, to extend the Offer in accordance with law, to waive any condition (other than the Minimum Condition), to increase the Offer Consideration, and to make any other changes in the terms and conditions of the Offer; provided, however, that no change may be made which (A) decreases or changes the form of the Offer Consideration, (B) reduces the minimum number of National Common Units to be purchased in the Offer below the Minimum Condition, (C) imposes conditions to the Offer in addition to those set forth in Annex A hereto, (D) amends or changes the terms and conditions of the Offer in any manner adverse to the holders of National Common Units (other than Purchaser Holdings and its subsidiaries) or (E) changes or waives the Minimum Condition. The Offer Consideration shall, subject to applicable withholding of taxes, be net to the seller in cash, without interest thereon, upon the terms and subject to the conditions of the Offer. The Purchaser shall extend the Offer from time to time to the extent necessary to permit cure, resolution, elimination or waiver of the conditions set forth in Annex A; provided, that the Purchaser shall not be obligated to make any such extension (x) if the Purchaser reasonably determines that any condition set forth in Annex A is not capable of being cured, resolved or eliminated, (y) after the termination of this Agreement in accordance with its terms or (z) in any event, to a date later than 60 days following the commencement of the Offer. Subject to the terms and conditions of the Offer, the Purchaser shall accept for payment and pay, as promptly as practicable after expiration of the Offer, for all National Common Units validly tendered and not withdrawn (the 'Acceptance'), the date of which shall be the 'Acceptance Date.'

     (b) Offer Documents.

     As soon as reasonably practicable on the date of commencement of the Offer, the Purchaser shall file with the Securities and Exchange Commission (the 'SEC') and disseminate to holders of National Common Units to the extent required by law a Tender Offer Statement on Schedule 14D-1 (together with all amendments and supplements thereto, the 'Schedule 14D-1') with respect to the Offer and the other transactions contemplated by this Agreement (the 'Transactions'). The
Schedule 14D-1 shall contain or shall incorporate by reference an offer to purchase (the 'Offer to Purchase') and forms of the related letter of transmittal and any related summary advertisement (the Schedule 14D-1, the Offer to Purchase and such other documents, together with all supplements and amendments thereto, being referred to herein collectively as the 'Offer Documents'). Purchaser Holdings, the Purchaser and the National MGP agree to correct promptly any information provided by any of them for use in the Offer Documents which shall have become false or misleading in any material respect, and Purchaser Holdings and the Purchaser further agree to take all steps necessary to cause the Schedule 14D-1 as so corrected to be filed with the SEC and the other Offer Documents as so corrected to be disseminated to holders of National Common Units, in each case as and to the extent required by applicable federal securities laws. The National MGP and its counsel shall be given an opportunity to review and comment on the Offer Documents and any amendments thereto prior to the filing thereof with the SEC. Purchaser Holdings and the Purchaser shall provide the National MGP and its counsel with a copy of any written comments or telephonic notification of any verbal comments Purchaser Holdings or the Purchaser may receive from the SEC or its staff with respect to the Offer Documents promptly after the receipt thereof and shall provide the National MGP and its counsel with a copy of any written responses and telephonic notification of any verbal response of Purchaser Holdings, the Purchaser or their counsel. In the event that the Offer is terminated or withdrawn by the Purchaser, Purchaser Holdings and the Purchaser shall cause all tendered National Common Units represented by the certificate or certificates surrendered to the Paying Agent (as defined herein) to be returned to the registered holders of the National Common Units.

SECTION 1.2 National MLP Action.

     (a) Special Committee.

     The National MLP, acting through the National Board, hereby approves of and consents to the Offer and the Transactions and represents that (i) the National Board acting on the recommendation of the Special Committee, at a meeting duly called and held on April 1, 1999, has unanimously (A) approved and adopted this Agreement, the Offer and the Transactions and (B) determined that the Offer and the Transactions are fair to and in the best interests of the holders of Common Units and resolved to recommend, subject to the conditions set forth herein, that the holders of National Common Units accept the Offer, and (ii) Lehman Brothers has delivered to the Special Committee a written opinion (the 'Lehman Opinion') substantially to the effect that the consideration to be received by the holders of National Common Units pursuant to each of the Offer and the Merger is fair to such holders from a financial point of view. The National MGP has been authorized by Lehman Brothers, subject to prior review by such financial advisor, to include such fairness opinion (or references thereto or descriptions thereof) in the Offer Documents and in the Schedule 14D-9 (as defined in paragraph (b) of this Section 1.2) and an information statement (as required under the Exchange Act or, if not permitted by applicable law, stock exchange regulation, or the National MLP Partnership Agreement, a proxy statement) (the 'Information Statement'). Subject to the fiduciary duties of the National Board under applicable law, the National MLP hereby consents to the inclusion in the Offer Documents of the recommendation of the National Board described above; provided, however, that such recommendation may be withdrawn, modified, qualified or changed as set forth in Section 5.8 below.

     (b) Schedule 14D-9.

     As soon as reasonably practicable on or after the date of commencement of the Offer, the National MLP shall file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 (together with all amendments and supplements thereto, the 'Schedule 14D-9') containing, subject to the fiduciary duties of the National Board under applicable law, the recommendation of the Special Committee described in Section 1.2(a) and shall disseminate to holders of National Common Units, the Schedule 14D-9 to the extent required by Rule 14d-9 promulgated under the Exchange Act and any other applicable federal securities laws; provided, however, that such recommendation may be withdrawn, modified, qualified or changed as set forth in Section 5.8 below. Any such withdrawal, modification, qualification or change shall not constitute a breach of this Agreement, but will nonetheless be subject to the provisions of Section 8.1. The National MLP, Purchaser Holdings and the Purchaser agree to correct promptly any information provided by any of them for use in the Schedule 14D-9 which shall have become false or misleading, and the National MLP further agrees to take all steps necessary to cause the Schedule 14D-9 as so corrected to be filed with the SEC and disseminated to holders of National Common Units, in each case as and to the extent required by applicable federal securities laws. Purchaser Holdings, the Purchaser and their counsel shall be given a reasonable opportunity to review and comment on the Schedule 14D-9 and any amendments thereto prior to the filing thereof with the SEC. The National MLP will provide Purchaser Holdings, the Purchaser and their counsel with a copy of any written comments or telephonic notification of any oral comments the National MLP may receive from the SEC or its staff with respect to the Schedule 14D-9 promptly after the receipt thereof and will provide Purchaser Holdings, the Purchaser and their counsel with a copy of any written responses to the SEC or its staff of the National MLP or its counsel.

     (c) Security Position Listings.

     The National MLP shall promptly furnish the Purchaser with mailing labels containing the names and addresses of all record holders of National Common Units and with security position listings of National Common Units held in stock depositories, each as of the most recent date reasonably practicable, together with all other available listings and computer files containing names, addresses and security position listings of record holders and non-objecting beneficial owners of National Common Units as of the most recent date reasonably practicable. The National MLP shall furnish the Purchaser with such additional information, including, without limitation, updated listings and computer files of unitholders, mailing labels and security position listings, and such other assistance as Purchaser Holdings, the Purchaser or their agents may reasonably request. Subject to the requirements of applicable law, and except for such steps as are necessary to disseminate the Offer Documents and any other documents necessary to consummate the Offer or the Transactions, Purchaser Holdings and the Purchaser shall hold in confidence the information contained in such labels, listings and files, shall use such information only in connection with the Offer and the Transactions, and, if this Agreement shall be terminated in accordance with Section 8.1, shall, at the request of the National MLP, deliver promptly to the National MLP all copies of such information then in their possession and shall certify in writing to the National MLP its compliance with this Section 1.2(c).

     (d) Admission as Limited Partner.

     The National General Partners and the Purchaser shall use commercially reasonable efforts to take such actions as are required under the National MLP Partnership Agreement to effect the prompt admission of the Purchaser as a limited partner of the National MLP with respect to all National Common Units acquired by the Purchaser pursuant to the Offer in accordance with the terms of the National MLP Partnership Agreement.

                                   ARTICLE II
                                THE TRANSACTIONS

SECTION 2.1 The Reorganization of the National MLP GP Interests.

     (a) Reorganization of National MLP.

     After the Acceptance Date and immediately prior to the Closing, as defined below, Triarc shall unconditionally and irrevocably pay $14,883,720 to the National OLP under the promissory note in the original principal amount of $40.7 million with a remaining outstanding balance (immediately prior to the payment referred to in this sentence) of $30.7 million issued by Triarc to the order of the National OLP (the 'Triarc Note'), together with interest, calculated based on a rate per annum of 9.44%, for the period from the Acceptance Date to the Closing, on a principal amount equal to (x) $2.40 multiplied by (y) the number of Common Units accepted and paid for in the Offer; it being understood that Triarc hereby waives any right to set-off, counterclaim or any other defense to such payment. Thereafter, the National MGP shall cause (i) the National MLP to redeem (A) all 1.0% of the unsubordinated general partner interests in the National MLP owned by the National SGP in exchange for the simultaneous distribution to the National SGP of a 0.9798% limited partner interest in the National OLP, (B) all 4,533,638 National Subordinated Units and all Incentive Distribution Rights owned by the National MGP in exchange for the simultaneous distribution to the National MGP of a 22.6351% limited partner interest in the National OLP and (C) all 1.0% of the unsubordinated general partner interest in the National MLP owned by the National MGP (other than a general partner interest valued at $1,000) in exchange for the simultaneous distribution to the National MGP of a 0.9798% limited partner interest in the National OLP, and immediately thereafter, (ii) the National OLP to redeem all of the National OLP Interests owned by the National MGP other than a 1% limited partner interest in the National OLP (inclusive of the interest in (c) above), (which 1% limited partner interest, for purposes of determining the aggregate consideration to be paid to the National General Partners hereunder, shall be initially valued at $700,000), in exchange for the simultaneous assignment and distribution to the

National MGP of the Triarc Note, the principal amount of which (at the time of the assignment and distribution referred to in this clause (ii)) will be $15,816,280. The Purchaser, Purchaser General Partner and Purchaser Holdings agree that the National MGP and/or the National SGP, as applicable, shall be permitted to transfer interests to be acquired under this Section 2.1 to an affiliate of Triarc; provided, however, that such affiliate agrees to be bound by the provisions hereof.

     (b) Purchase of National OLP Interests.

     At the Closing, (x) the Purchaser shall purchase all of the National OLP Interests owned by the National SGP for an aggregate consideration of $686,000, and (y) Purchaser General Partner shall purchase (i) all of the National OLP GP Interests owned by the National SGP for an aggregate consideration of $707,000 and (ii) all of the National OLP GP Interests owned by the National MGP (other than a National OLP GP Interest valued at $1,000) for an aggregate consideration of $706,000. All payments made pursuant to this Section 2.1(b) shall be made in cash, payable at the Closing (defined below) by wire transfer of immediately available funds.

SECTION 2.2 Merger and Conversion of Interests in the National OLP.(a) Merger of National MLP With and Into the Purchaser.

     At the Closing, immediately following the completion of the transactions described in Section 2.1, Purchaser General Partner and the National MGP shall cause the National MLP to be merged with and into the Purchaser (the 'Merger') by filing a certificate of merger with the Secretary of State of the State of Delaware, in such form as is required by, and executed in accordance with the relevant provisions of, the Delaware Law (the date and time of such filing being the 'Effective Time'). As a result of the Merger, the separate existence of the National MLP shall cease, and the Purchaser shall continue as the surviving entity of the Merger (the 'Surviving Entity').

     (b) Effect of the Merger.

     At the Effective Time, by virtue of the Merger and without any action on the part of the Purchaser, the National MLP or any holder of National Common Units, (i) each of the 6,701,550 National Common Units not owned by the Purchaser or an affiliate thereof shall be converted into the right to receive an amount in cash equal to the highest amount per National Common Unit paid to holders of National Common Units in the Offer (the 'Merger Consideration'),
(ii) the general partner interest of the National MLP owned by the National MGP shall be converted into the right to receive $1,000 in cash, and (iii) each partnership interest of the Purchaser outstanding immediately prior to the Effective Time shall be converted into one partnership interest of the Surviving Entity, with the same rights, powers and privileges as the interest so converted and shall constitute the only outstanding partnership interests of the Surviving Entity.

     (c) Acquisition of Interests of the National OLP.

     At the Closing, immediately following the Merger described in Section 2.2(a), Purchaser General Partner shall purchase the general partner interest valued at $1,000 in the National OLP held by the National MGP, and in consideration therefor, Purchaser General Partner shall pay to the National MGP $1,000 and, as successor general partner of the National OLP, Purchaser General Partner shall cause the National OLP to convert the 1% limited partner interest held by the National MGP in the National OLP into a 1% special limited partner interest in the National OLP (the 'Special Limited Partner Interest,' and the holder thereof (i.e., the National MGP as the former managing general partner of the National OLP) shall be known as the 'Special Limited Partner'). From and after such purchase and issuance, the National OLP shall be referred to as the 'Purchaser OLP.' The Special Limited Partner Interest shall be nontransferable (except to an affiliate (as defined below) of the Special Limited Partner) other than as described in Section 2.5 and shall have no voting rights. Notwithstanding any provision of this Agreement (but subject to the last paragraph of Section 5.2 and to Section 5.9) or the National OLP Partnership Agreement or of the partnership agreement of the Purchaser OLP to the contrary, the National MGP consents and agrees that the partnership agreement of the Purchaser OLP may be amended at any time in any manner whatsoever and the Purchaser OLP may engage in any merger, consolidation, sale or other disposition of assets or dissolution and liquidation without the consent of the Special Limited Partner; provided, however, that the Purchaser Parties (as defined below) agree that no such amendment shall (x) adversely affect the tax deferral for the benefit of the National MGP sought to be accomplished by the Debt Indemnity (as herein defined) or (y) materially adversely affect the non-voting, economic value of the Special Limited Partner Interest. In addition, upon the issuance of any additional partnership interests of the Purchaser OLP, the National MGP shall have the right, but not the obligation, to make additional capital contributions to the Purchaser OLP to maintain up to a 1% interest in the Purchaser OLP. As used herein, the term 'affiliate' shall have the meaning assigned to such term in Rule 12b-2 under the Exchange Act. The National General Partners and National MLP agree to execute such documents as are reasonably requested by the Purchaser or Purchaser Holdings in order to effect the transfers described in this Section 2.2 and in Section 2.1.

SECTION 2.3 Closing.

     Upon the terms and subject to the conditions set forth in this Agreement, the closing of the Merger and the other transactions contemplated by Sections
2.1 and 2.2 (the 'Closing') shall take place at the offices of LeBoeuf, Lamb, Greene & MacRae, L.L.P., in New York City, at 10:00 a.m. local time on the date (which shall be a business day) of satisfaction or waiver of the conditions set forth in Article VI, unless another date is agreed by the parties (the 'Closing Date').

SECTION 2.4 Surrender of Units; Transfer Books.

     (a) Paying Agent.

     Prior to the Acceptance Date, the Purchaser shall designate a bank or trust company reasonably satisfactory to the National MLP to act as Depositary for the Offer and Paying Agent for the Merger (the 'Paying Agent') in connection with the Offer and the Merger to receive the funds to which holders of National Common Units shall become entitled pursuant hereto. Immediately prior to the Acceptance and immediately prior to the Merger, as applicable, Purchaser Holdings or Purchaser General Partner shall deposit or shall cause the Surviving Entity to have sufficient funds to deposit and shall cause the Surviving Entity to deposit, as applicable, in trust with the Paying Agent, cash in the aggregate amount equal to the product of (i) the number of National Common Units tendered and not withdrawn, for purposes of the Offer, or outstanding immediately prior to the Effective Time (other than National Common Units owned by Purchaser Holdings or the Purchaser), for purposes of the Merger and (ii) the Offer Consideration. Such funds shall be invested by the Paying Agent as directed by Purchaser Holdings, provided that such investments shall be in obligations of or guaranteed by the United States of America or of any agency thereof and backed by the full faith and credit of the United States of America, in commercial paper obligations rated A1 or B1 or better by Moody's Investors Services, Inc. or Standard & Poor's Corporation, respectively, or in deposit accounts, certificates of deposit or banker's acceptances of, repurchase or reverse repurchase agreements with, or Eurodollar time deposits purchased from, commercial banks with capital, surplus and undivided profits aggregating in excess of $100 million (based on the most recent financial statements of such bank which are then publicly available at the SEC or otherwise); provided, however, that no loss on any investment made pursuant to this Section 2.4 shall relieve the Purchaser of its obligation to pay the Offer Consideration for each applicable National Common Unit.

     (b) Surrender of Certificates.

     Any letter of transmittal delivered pursuant to this Agreement shall specify that delivery of a National Common Unit shall be effected, and risk of loss and title to the certificates evidencing such National Common Units (the 'Certificates') shall pass, only upon proper delivery of the Certificates to the Paying Agent and shall specify instructions for use in effecting the surrender of the Certificates pursuant to such letter of transmittal. Upon surrender to the Paying Agent of a Certificate, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, and such other documents as may be required pursuant to such instructions, the holder of such Certificate shall be entitled to receive in exchange therefor the Offer Consideration for each National Common Unit formerly evidenced by such Certificate, and such Certificate shall then be cancelled. No interest shall accrue or be paid on the Offer Consideration payable upon the surrender of any Certificate for the benefit of the holder of such Certificate. If payment of the Offer Consideration is to

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
be made to a person other than the person in whose name the surrendered Certificate is registered on the transfer books of the National MLP, it shall be a condition of payment that the Certificate so surrendered shall be endorsed properly or otherwise be in proper form for transfer and that the person requesting such payment shall have paid all transfer and other taxes required by reason of the payment of the Offer Consideration to a person other than the registered holder of the Certificate surrendered or shall have established to the satisfaction of the Surviving Entity that such taxes either have been paid or are not applicable. The Surviving Entity shall pay all charges and expenses, including those of the Paying Agent, in connection with the distribution of the Offer Consideration. In the event that any Certificate shall have been lost, stolen or destroyed, the Paying Agent shall issue in exchange therefor, upon receipt of an affidavit of that fact by the holder thereof and such bond, security or indemnity as may be reasonably required, the Merger Consideration that such holder has the right to receive pursuant to the provisions of this
Article II. Until surrendered as contemplated by this Section 2.4, each Certificate shall be deemed at any time after the Effective Time to evidence only the right to receive upon such surrender the Merger Consideration applicable to the National Common Units evidenced by such Certificate.

     (c) Delivery of Funds to the Surviving Entity.

     At any time following the first anniversary after the Effective Time, the Surviving Entity shall be entitled to require the Paying Agent to deliver to it any funds which had been made available to the Paying Agent and not disbursed to holders of National Common Units (including, without limitation, all interest and other income received by the Paying Agent in respect of all funds made available to it) and, thereafter, such holders shall be entitled to look to the Purchaser (subject to abandoned property, escheat and other similar laws) only as general creditors thereof with respect to any Offer Consideration that may be payable upon due surrender of the Certificates held by them.

     (d) No Further Rights.

     At Effective Time, the transfer books of the National MLP shall be closed and, thereafter, there shall be no further registration of transfers of National Common Units on the records of the National MLP. From and after the Effective Time or the Acceptance Date, as applicable, the holders of National Common Units outstanding immediately prior to the Effective Time or the Acceptance Date, as applicable, shall cease to have any rights with respect to such National Common Units except as otherwise provided herein or by applicable law.

     (e) No Liability.

     None of the Purchaser, the National MLP or the Paying Agent shall be liable to any person in respect of any Offer Consideration or Merger Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar law. If any Certificates shall not have been surrendered prior to such date on which any Offer Consideration or Merger Consideration would escheat to or become the property of any governmental entity or authority, any such cash shall, to the extent permitted by applicable law, become the property of the Purchaser free and clear of all claims or interest of any person or entity previously entitled thereto other than the holder of such Certificate as specified in Section 2.4(d).

     (f) Withholding Rights.

     The Surviving Entity or the Purchaser, as the case may be, shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any person such amounts as it is required to deduct and withhold with respect to the making of such payment under the Internal Revenue Code of 1986, as amended (the 'Code'), or any provision of state, local or foreign tax law. To the extent that amounts are so withheld by the Surviving Entity or the Purchaser, as the case may be, such amounts withheld shall be treated for purposes of this Agreement as having been paid to such person in respect of which such deduction and withholding was made by the Surviving Entity or the Purchaser, as the case may be.

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
SECTION 2.5 Transactions Involving Special Limited Partner Interests. (a) Put Right.

     At any time, the Special Limited Partner may require, upon 30 days prior written notice to Purchaser General Partner and the Purchaser OLP (the 'Put Notice'), that the Purchaser OLP purchase all (but not less than all) of the Special Limited Partner Interest; provided that as a condition (the 'Put Condition') to the obligation of the Purchaser OLP to purchase such Special Limited Partner Interest, (i) the Special Limited Partner must deliver good and valid title to the Special Limited Partner Interest, free and clear of all liens, claims and other encumbrances and (ii) any waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the 'HSR Act'), or otherwise, shall have expired. The Purchaser OLP may elect to have an affiliate make such purchase. The purchase price shall consist of cash in an amount equal to the fair market value of the Special Limited Partner Interest as of the date of the Put Notice, determined by a nationally recognized independent appraiser or investment banking firm selected by Purchaser General Partner. Any payment pursuant to this paragraph shall be made by wire transfer of immediately available funds. Purchaser OLP shall not be obligated to purchase the Special Limited Partner Interest unless the Put Condition is satisfied.

     (b) Call Right.

     At any time, Purchaser General Partner may require, upon 30 days prior written notice to the Special Limited Partner (the 'Call Notice'), that the Special Limited Partner sell to the Purchaser OLP all (but not less than all) of the Special Limited Partner Interest in consideration of (i) the payment of the cash price as provided in Section 2.5(a), and (ii) an additional amount in cash, if such sale is consummated within ten years after the Effective Time, equal to
(A) any incremental gain realized by the Special Limited Partner resulting from a decrease in its share of Indemnified Debt, as defined in Section 9.2(a) of this Agreement, multiplied by (B) a fraction, the numerator of which is the Effective Tax Rate (as defined in Section 5.2 of this Agreement) and the denominator of which is one minus the Effective Tax Rate. Such purchase shall be effected no later than 30 days after the date of the Call Notice, subject to any waiting periods under the HSR Act, or otherwise, having expired. Any payment pursuant to this paragraph shall be made by wire transfer of immediately available funds. The Special Limited Partner shall deliver good and valid title to the Special Limited Partner Interest free and clear of all liens, claims and other encumbrances in the event this call right is exercised.

SECTION 2.6 Merger of the National MGP.

     The parties hereto agree that prior to or following the Closing, the National MGP shall be permitted to merge with or into Triarc or an affiliate of Triarc so long as the successor entity of such merger (if not the National MGP) expressly assumes, or assumes by operation of law, the obligations of the National MGP hereunder.

                                  ARTICLE III
             REPRESENTATIONS AND WARRANTIES OF THE NATIONAL PARTIES

     The National MLP, the National MGP, the National SGP and Triarc (collectively with National Sales and Service Inc. ('NSSI'), the 'National Parties') hereby represent and warrant, jointly and severally, to the Purchaser, Purchaser General Partner and Purchaser Holdings (the 'Purchaser Parties') that:

SECTION 3.1 Organization and Existence.

     Each of the National MLP and the National OLP has been duly organized and is validly existing and in good standing as a limited partnership under the laws of the State of Delaware, and each of the National MGP, the National SGP, NSSI and Triarc is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. Each of the National MLP and the National OLP has full partnership power and authority, and each of the National MGP, the National SGP, NSSI and Triarc has full corporate power and authority to own and lease the properties and assets it now owns and leases and to carry on its businesses as and where such properties are now owned or leased and such business is now conducted. Each of the National Parties and the National OLP are duly licensed or qualified to do business as a foreign corporation or foreign limited partnership, as applicable, and are in good standing in each jurisdiction in which the character of the properties and assets now owned or leased by them or the nature of the business now conducted by them requires them to be so licensed or qualified and where the failure so to qualify or be licensed could reasonably be expected to have a Material Adverse Effect (as defined below). Schedule 3.1 contains a list of each jurisdiction in which the National MLP, the National OLP, the National MGP, the National SGP and NSSI are duly licensed or qualified to do business as a foreign limited partnership or foreign corporation. Except as set forth on Schedule 3.1, the National MLP and the National OLP have no direct or indirect investment or interest in or control over any other corporation, partnership, joint venture or other business entity.

SECTION 3.2 Authority; Binding Effect.

     Each of the National Parties has all corporate or partnership authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement and the Transactions have been duly authorized, executed and delivered by each of the National Parties, subject with respect to the Merger to the approval and adoption of this Agreement, and with respect to the other Transactions contemplated by Sections 2.1 and 2.2, to any necessary approval thereof under the National MLP Partnership Agreement, by the unitholders (which, as contemplated by this Agreement, may be obtained without a meeting or solicitation of consents of unitholders), and is the legal, valid and binding obligation of each of the National Parties, enforceable against each of the National Parties in accordance with its terms. The National MGP, through the National Board, has approved this Agreement and the transactions contemplated hereby and determined that it will, subject to Section 5.8, recommend to the holders of National Common Units acceptance of the Offer.

SECTION 3.3 SEC Filings.

     Since July 2, 1996 (a) the National MLP has timely made all filings required to be made by the Securities Act and the Exchange Act, (b) all filings by the National MLP with the SEC, at the time filed (in the case of documents filed pursuant to the Exchange Act) or when declared effective by the SEC (in the case of registration statements filed under the Securities Act) complied in all material respects with the applicable requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC thereunder, (c) no such filing, at the time described above, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading, and (d) all financial statements contained or incorporated by reference therein complied as to form when filed in all material respects with the rules and regulations of the SEC with respect thereto, were prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto), and fairly present in all material respects the financial condition and results of operations of the National MLP at and as of the respective dates thereof and the consolidated results of its operations and changes in cash flows for the periods indicated (subject in the case of unaudited statements, to normal year-end audit adjustments).

SECTION 3.4 Financial Statements.

     Attached as Schedule 3.4 are copies of the National MLP's draft consolidated balance sheet as at December 31, 1998, and the related draft consolidated statement of income, cash flows and unit holders' equity for the fiscal year then ended (including in all cases the notes thereto) (collectively, the 'National Financial Statements'). The National Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied except as noted therein and fairly present in all material respects the consolidated financial position of the National MLP and its subsidiaries as of the respective dates set forth therein and the results of operations and cash flows for the National MLP and its subsidiaries for the respective fiscal periods set forth therein. Notwithstanding the foregoing, the footnotes to the National Financial Statements will be revised following the execution of this

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
Agreement to reflect the transactions contemplated by this Agreement; provided, further, that Purchaser will be provided with an opportunity to review the revisions to the National Financial Statements prior to filing. Triarc has paid to the National OLP on March 31, 1999 a quarterly interest payment of $1,036,125 on the Triarc Note.

SECTION 3.5 Offer Documents; Schedule 14D-9.

     None of the information supplied or to be supplied by any of the National Parties for inclusion or incorporation by reference in the Schedule 14D-9, Offer Documents and, if applicable, the Information Statement, will, at the respective times the Schedule 14D-9, the Offer Documents, the Information Statement, or any amendments or supplements thereto are filed with the SEC or are first published, sent or given to holders of National Common Units, as the case may be, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading, except that no representation is made by the National Parties with respect to statements made or incorporated by reference therein based on information supplied by any of the Purchaser Parties for inclusion in the Schedule 14D-9. The Schedule 14D-9 will comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder.

SECTION 3.6 No Material Adverse Change.

     Since September 30, 1998, and except as publicly disclosed prior to the date hereof by the National MLP, there has not occurred any material adverse change in, or any event or circumstance that (singly or together with any other such events or circumstances) could reasonably be expected to have a material adverse effect on, the assets, liabilities, properties, business, operations, earnings, results of operations, business or financial condition of the National MLP, the National OLP and NSSI, taken as a whole or on the ability of the National Parties to effect the Transactions (any such change or effect (taking into account the proviso to this sentence), a 'Material Adverse Effect'); provided, however that a Material Adverse Effect shall exclude any change or effect due to (i) general business, economic or financial conditions that are not unique to the National MLP but also affect other corporations, partnerships, persons or entities who participate or are engaged in the lines of business in which the National MLP also participates or is engaged and (ii) any continuation but not a material worsening of an adverse trend or condition publicly disclosed prior to the date hereof by National MLP or as described in Schedule 3.6.

SECTION 3.7 Ownership.

     (a) The National MGP and the National SGP are the sole general partners of the National MLP, each with a 1.0% unsubordinated general partner interest in the National MLP and, in the case of the National MGP, the related Incentive Distribution Rights in respect thereof pursuant to the National MLP Partnership Agreement.

     (b) The National MGP and the National SGP are the sole general partners of the National OLP, each with a 1.0101% unsubordinated general partner interest in the National OLP pursuant to the National OLP Partnership Agreement.

     (c) All of the general partner interests in the National MLP and the National OLP have been duly authorized and have been validly issued to the National MGP and the National SGP in accordance with the National MLP Partnership Agreement and the National OLP Partnership Agreement, and are owned by the National MGP and the National SGP free and clear of all liens, claims and encumbrances, except as set forth on Schedule 3.7; and the Incentive Distribution Rights have been duly authorized and have been validly issued to the National MGP in accordance with the National MLP Partnership Agreement, and are owned by the National MGP free and clear of all liens, claims and encumbrances, except as set forth on Schedule 3.7.

     (d) The National MLP is the sole limited partner of the National OLP with a 97.9798% limited partner interest in the National OLP; such limited partner interest has been duly authorized and validly issued in accordance with the National OLP Partnership Agreement, is fully paid (to the extent required by the National OLP Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in the National MLP's Prospectus dated June 26, 1996 under the caption 'The Partnership
Agreement -- Limited Liability') and is owned by the National MLP free and clear of all liens, claims and encumbrances, except as set forth on Schedule 3.7.

     (e) All of the shares of issued and outstanding capital stock of the National SGP have been duly authorized and validly issued and are fully paid and nonassessable, and are owned by the National MGP free and clear of all liens, claims and encumbrances, except as set forth on Schedule 3.7.

     (f) The only outstanding limited partner interests of the National MLP are 6,701,550 National Common Units, which have been duly authorized by the National MLP Partnership Agreement and are validly issued and fully paid (to the extent required under the National MLP Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in the National MLP's Prospectus dated June 26, 1996 under the caption 'The Partnership Agreement -- Limited Liability').

     (g) The 4,533,638 National Subordinated Units representing subordinated general partner interests in the National MLP held by the National MGP have been duly authorized and validly issued in accordance with the National MLP Partnership Agreement, constitute the only subordinated general partner interests issued and outstanding and are owned by the National MGP free and clear of all liens, claims and encumbrances, except as set forth on Schedule 3.7.

     (h) All the outstanding shares of capital stock of NSSI have been duly authorized and validly issued and are fully paid and nonassessable and are owned of record and beneficially by the National OLP free and clear of all liens, claims and encumbrances, except as set forth on Schedule 3.7.

     (i) Except as set forth on Schedule 3.7(i), there are no outstanding subscriptions, options, convertible securities, warrants, calls or rights of any kind (issued or granted by, or binding upon, the National MLP or the National
OLP) to purchase or otherwise acquire any security of or equity interest in the National MLP or the National OLP.

     (j) The National Parties (i) have good and valid title to the outstanding Acquired Interests owned by them free and clear of any liens, claims or encumbrances, except as set forth in Schedule 3.7 and (ii) will convey to the National MLP, the National OLP, the Purchaser or Purchaser General Partner, as applicable, at the Closing, good and valid title to such Acquired Interests to be transferred to them pursuant to Sections 2.1 and 2.2, free and clear of any liens, claims or encumbrances.

SECTION 3.8 No Conflict.

     Except for any required filings under the HSR Act, any required filings with the SEC and under Delaware Law and assuming receipt of the approvals and consents described in Schedule 3.8 (the 'Required Consents') and receipt of the requisite votes of the holders of outstanding National Common Units as contemplated by Section 3.16, the execution and delivery of this Agreement do not, and the fulfillment and compliance with the terms and conditions hereof and the consummation of the transactions contemplated hereby will not (a) conflict with any of, or require the consent of any person or entity under, the terms, conditions or provisions of the charter documents or bylaws or equivalent governing instruments of any of the National Parties or the National OLP, as applicable, (b) violate any provision of, or require any consent, authorization or approval under, any law or administrative regulation or any judicial, administrative or arbitration order, award, judgment, writ, injunction or decree applicable to any of the National Parties or the National OLP, (c) except as described in Schedule 3.8, conflict with, result in a breach of, constitute a default under (whether with notice or the lapse of time or both) or accelerate or permit the acceleration of the performance required by, or require any consent, authorization or approval under, any indenture, mortgage, lien or any material agreement, contract, commitment or instrument to which any of the National Parties or the National OLP, as applicable, is a party or by which any of the National Parties or the National OLP is bound or to which any asset of any of the National Parties or the National OLP is subject, or (d) result in the creation of any lien, charge or encumbrance on the assets or properties of any of the National Parties or the National OLP under any such indenture, mortgage, lien, agreement, contract or instrument.

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SECTION 3.9 No Default.

     Assuming receipt of the Required Consents and except as set forth on
Schedule 3.9, none of the National Parties or the National OLP is in default under, and no condition exists that with notice or lapse of time or both could reasonably be expected to constitute a default under, (a) any mortgage, loan agreement, indenture, evidence of indebtedness or other instrument evidencing borrowed money or other agreement to which it or any of its properties are subject to or bound, or (b) any judgment, order or injunction of any court, arbitrator or governmental agency except for such defaults and conditions that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

SECTION 3.10 Copies Complete.

     The National Parties have delivered or made available to the Purchaser Parties for their review copies of the charter documents, bylaws and other governing documents, each as amended to date, and the copies of all material leases, contracts, instruments, agreements, licenses, permits, certificates and any such documents delivered or made available by any of the National Parties to any of the Purchaser Parties in connection with the transactions contemplated by this Agreement are complete and accurate in all material respects and are true and correct copies of the originals thereof.

SECTION 3.11 Brokerage Arrangements.

     Except as set forth in Schedule 3.11, none of the National Parties or the National OLP has entered (directly or indirectly) into any agreement with any person, firm or corporation that would obligate any of the Purchaser Parties, the National MLP, the National OLP or the Purchaser OLP to pay any commission, brokerage or 'finder's fee' in connection with the transactions contemplated herein.

SECTION 3.12 Undisclosed Liabilities.

     Except (i) as disclosed to the Purchaser Parties prior to the date hereof, or reserved against or reflected on or provided for on the National Financial Statements (including the footnotes thereto) or otherwise disclosed in any filing by the National MLP with the SEC prior to the date hereof; or (ii) as incurred after December 31, 1998 in the ordinary course of business consistent with prior practice and not prohibited by this Agreement, neither the National MLP nor the National OLP has any liabilities or obligations which are known, or should reasonably have been known in the customary exercise of their respective business duties, by any of the officers and employees of the National MGP listed on Schedule 3.12 (the 'Knowledge of the National MGP') and that would be required by generally accepted accounting principles to be reflected or reserved against on a balance sheet of the National MLP or the National OLP or in the notes thereto and that, individually or in the aggregate, have or could reasonably be expected to have a Material Adverse Effect. Neither Carib Gas Corporation of St. Croix, Carib Gas Corporation of St. Thomas nor All Seasons Propane Holdings Co. have, to the Knowledge of the National MGP, any material liabilities.

SECTION 3.13 No Litigation.

     Other than as set forth Schedule 3.13, there is no (a) suit, action, proceeding or governmental investigation pending or, to the Knowledge of the National MGP, threatened in writing against or affecting the National Parties or the National OLP or any of their properties, or (b) judgment, decree, injunction, rule or order of any governmental body or arbitrator outstanding against the National Parties or the National OLP that (in any case) could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or prevent the National Parties or the National OLP from consummating the transactions contemplated by this Agreement.

SECTION 3.14 Environmental Matters.

     (a) Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or as set forth on Schedule 3.14, to the Knowledge of the National MGP:

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
          (i) each of the National MGP, the National MLP, the National OLP and NSSI has obtained all licenses, permits and other authorizations, has prepared and filed all required plans and reports, and has maintained all data and files required under all environmental, health and safety and hazardous waste laws, ordinances, rules and regulations and any binding judicial or administrative interpretations thereof and all orders, decrees, judgments and injunctions issued by a governmental agency in each case relating to pollution or the protection, cleanup or restoration of the environment or natural resources or to human health and safety ('Environmental and Health and Safety Laws') or Hazardous Materials (as defined below) ('Hazardous Waste Laws') required for the conduct of its businesses and operations and is in compliance with all applicable Environmental and Health and Safety Laws and Hazardous Waste Laws;

          (ii) there are not any past or present conditions or circumstances at, or arising out of, any current or former businesses, operations, assets or properties of the National MGP, the National MLP, the National OLP or NSSI including but not limited to on-site or off-site disposal or release of any chemical substance, product, waste, or contaminants, including but not limited to petroleum, petroleum products, propane and any fraction thereof, propane byproducts, lead, mercury, asbestos and asbestos containing materials, polychlorinated biphenyls, and all other materials and substances regulated pursuant to Environmental and Health and Safety Laws or the presence of which could result in liability under any Environmental and Health and Safety Laws or Hazardous Waste Laws ('Hazardous Materials') which conditions or circumstances could reasonably be expected to give rise to (1) liabilities or obligations for any cleanup, remediation, disposal or corrective action under any Environmental and Health and Safety Laws or Hazardous Waste Laws or (2) claims arising for personal injury, property damage, or damage to natural resources;

          (iii) none of the National MGP, the National MLP, the National OLP or NSSI has (1) received any notice of noncompliance with, violation of, or liability or potential liability under any Environmental and Health and Safety Laws or Hazardous Waste Laws or (2) entered into any consent decree or order or is subject to any order of any court or governmental authority or tribunal under any Environmental and Health and Safety Laws or Hazardous Waste Laws;

          (iv) none of the National MGP, the National MLP, the National OLP or NSSI has or may have retained or assumed, either contractually or by operation of law, from any person or entity (collectively, 'Predecessors') any liability arising from, related to or otherwise connected with (1) Environmental and Health and Safety Laws or (2) Hazardous Waste Laws. A true, accurate and complete list of the identities of such Predecessors and the nature of the retained environmental liabilities is attached to
     Schedule 3.14;

          (v) the National MGP has provided or made available to the Purchaser and their representatives: (1) copies of all material environmental, health or safety reports, records, studies, audits, analyses, data, site assessments and other documentation conducted or prepared by or on behalf of the National MGP, the National MLP, the National OLP or NSSI and relating to the businesses, operations and properties owned, leased or operated by the National MGP, the National MLP, the National OLP or NSSI, and (2) the identity and location of all off-site treatment, storage and disposal facilities used as well as the nature and quantity of Hazardous Materials sent by the National MGP, the National MLP, the National OLP or NSSI or, to Knowledge of the National MGP, any Predecessor (collectively 'Environmental Documents'). A true, accurate and complete list of Environmental Documents is set forth on Schedule 3.14.

     (b) For purposes of this Section 3.14 only, the Knowledge of the National MGP shall have the meaning set forth in Section 3.12 and shall include the actual knowledge of the persons set forth in Schedule 3.14.

SECTION 3.15 [Intentionally Left Blank].

SECTION 3.16 Vote Required.

     The affirmative vote of the holders of at least a majority of the outstanding National Common Units and the affirmative vote of the holders of at least a majority of the outstanding National

Subordinated Units are the only votes of the holders of any partnership interests in the National MLP necessary to approve this Agreement on behalf of the National Parties.

SECTION 3.17 Labor Matters.

     Except as set forth on Schedule 3.17, to the Knowledge of the National MGP, none of the National General Partners, the National MLP or the National OLP (a) is a party to, or bound by, any collective bargaining agreement or other contract with a labor union or labor organization or is the subject of any claims initiated by any labor organization to represent any of its employees not currently represented by a labor organization or (b) is the subject of any proceeding asserting that it has committed an unfair labor practice or any threatened claims alleging that it has committed an unfair labor practice or
(c) is the subject of any strike, work stoppage or material labor dispute.

SECTION 3.18 Compliance with Laws.

     The National MLP, the National OLP and NSSI hold all required, necessary or applicable permits, licenses, variances, exemptions, orders, franchises and approvals of all governmental entities to conduct the business as currently conducted, except where the failure to so hold would not reasonably be expected to have a Material Adverse Effect (the 'National Permits'). The National MLP and the National OLP are in compliance with the terms of the National Permits except where the failure to so comply would not reasonably be expected to have a Material Adverse Effect. Neither the National MLP nor the National OLP has violated or failed to comply with any statute, law, ordinance, regulation, rule, permit or order of any Federal, state or local government, domestic or foreign, or any governmental entity, any arbitration award or any judgment, decree or order of any court or other governmental entity, applicable to either the National MLP or the National OLP or their respective businesses, assets or operations, except for violations and failures to comply that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

SECTION 3.19 Insurance.

     Set forth on Schedule 3.19 is a list of all primary and excess casualty and liability insurance policies providing coverage for bodily injury and property damage maintained by or on behalf of the National MLP. The National MLP has made available true and correct copies of all such policies to the Purchaser. Such insurance coverage is reasonably adequate for the operation of the business conducted by the National MLP taking into account the cost and availability of such insurance and customs in the propane industry.

SECTION 3.20 Intellectual Property.

     To the Knowledge of the National MGP, the National MLP owns or possesses adequate licenses and other valid rights to use all patents, patent rights, trademarks, trademark rights and proprietary information used or held for use in connection with its business as currently being conducted, and there are no assertions or claims challenging the validity of any of the foregoing which could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

SECTION 3.21 Employee Benefit Matters.

     (a) Schedule 3.21 contains a true and complete list of each written employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ('ERISA')), all written employment and severance agreements (or written consulting agreements with natural persons) and any written employee compensation plan, including without limitation, any pension, retirement, severance, retention, profit sharing, stock option, stock purchase, bonus, health, life, disability or fringe benefit plan sponsored or maintained by any of the National Parties or NSSI with respect to employees of the National MGP or NSSI (each such plan and agreement a 'National Plan' and collectively, the 'National Plans'). Except as set forth in Schedule 3.21 to this Agreement, the transactions contemplated by this Agreement will not accelerate the time of payment or vesting, increase the amount of compensation due or result in a severance payment for any director, officer or employee or former director, officer or employee (including any beneficiary) of any of the National Parties.

     (b) Except as set forth on Schedule 3.21 none of the National Plans is a multiemployer pension plan as defined in Section 3(37) of ERISA.

     (c) Each National Plan is and has been maintained in substantial compliance with all applicable laws and has been administered and operated in all material respects in accordance with its terms. Neither the National MGP nor any entity required to be aggregated with the National MGP pursuant to Section 414(b) or
(c) of the Code has incurred any material liability that has not been fully paid or satisfied or could reasonably be expected to incur any material liability, in either case under Title IV of ERISA or Section 412 of the Code.

SECTION 3.22 Certain Agreements.

     Except as set forth on Schedule 3.22, or filed with the SEC by the National MLP prior to the date hereof, to the Knowledge of the National MGP none of the National MLP, the National OLP or NSSI is a party to:

          (i) any material agreement, license or instrument that prohibits the National MLP or the National OLP from competing in the retail propane distribution business in any geographical area in the United States;

          (ii) any material supply contract containing 'take or pay' provisions;

          (iii) any material agreement under which the National MLP, the National OLP or NSSI has agreed to indemnify or hold harmless any past or present affiliate thereof or any past or present officer, director, employee or stockholder of any such affiliate; or

          (iv) any material written agreement, arrangement or understanding, with any other of the National Parties or any other affiliate. Since September 30, 1998, there has not occurred any transaction between any of the National MLP, the National OLP or NSSI on the one hand and any affiliate thereof on the other, other than in the ordinary course of business under the foregoing agreements, arrangements and understandings.

SECTION 3.23 Taxes.

     (a) Except as provided in Schedule 3.23:

          (i) From the date of formation until the Acceptance Date, the National MLP and the National OLP have been, and are, entities properly taxable as partnerships and not as corporations pursuant to Code sections 7701(a) and 7704 and the regulations thereunder;

          (ii) The National MLP, the National OLP and NSSI (together the 'National Representing Parties') have filed or caused to be filed, within the times and in the manner prescribed by law, all material Federal, state, local and foreign Tax Returns and Tax reports that are required to be filed by the National Representing Parties or with respect to the assets of any of the National Representing Parties and such returns and reports reflect accurately all material items required to be reported therein for the periods covered thereby and are true, complete and correct in all material respects;

          (iii) The National Representing Parties have, within the time and in the manner prescribed by law, paid (and until the Acceptance will pay within the time and in the manner prescribed by law) all material Taxes imposed on or incurred by such party that are currently due and payable;

          (iv) None of the National Representing Parties has requested any extension of time within which to file any material Tax Return, which Tax Return has not since been filed or has executed any outstanding waivers or comparable consents regarding the application of the statute of limitations with respect to any Taxes or Tax Returns of any National Representing Party for any period prior to the Acceptance Date, and none of the National Representing Parties has been requested to enter into any such agreement or waiver;

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
          (v) There is no action, suit, proceeding, investigation, audit, or claim now pending or threatened by any authority regarding any material Taxes relating to the National Representing Parties, the National MGP, the National SGP, or the assets of the National Representing Parties, for any period prior to the Acceptance;

          (vi) No material deficiency for any Taxes has been proposed, asserted or assessed against any of the National Representing Parties that has not been resolved and paid in full; and

          (vii) The National Representing Parties have made available complete and accurate copies, covering all years ending on or after December 31, 1996, of (A) all material Tax Returns, and any amendments thereto, filed by any National Representing Party, (B) all material audit reports or similar materials received from any taxing authority relating to any Tax Return filed by any National Representing Party and (C) any material Closing Agreements or Tax rulings (or any pending requests for such rulings) applicable with respect to any National Representing Party.

     (b) 'Taxes' as used in this Agreement, shall mean any federal, state, county, local or foreign taxes, charges, fees, levies, or other assessments, including all income, sales and use, ad valorem, transfer, gains, profits, excise, franchise, real and personal property, gross receipts, business and occupation, employment, disability, payroll, license, estimated, severance or withholding taxes, other taxes or similar charges of any kind whatsoever imposed by any governmental entity, whether imposed directly on a Person or resulting under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign law), as a transferee or successor, by contract or otherwise and includes any interest and penalties (civil or criminal) on or additions to any such taxes or in respect of a failure to comply with any requirement relating to any Tax Return and any expenses incurred in connection with the determination, settlement or litigation of any tax liability. 'Tax Return' as used in this Agreement, shall mean a report, return or other information required to be supplied to a governmental entity with respect to Taxes including, where permitted or required, combined or consolidated returns for any group of entities. 'Tax Ruling,' as used in this Agreement, shall mean a written ruling of a taxing authority relating to Taxes. 'Closing Agreement,' as used in this Agreement, shall mean a written and legally binding agreement with a taxing authority relating to Taxes.

                                   ARTICLE IV
            REPRESENTATIONS AND WARRANTIES OF THE PURCHASER PARTIES

     The Purchaser Parties hereby represent and warrant, jointly and severally, to the National Parties that:

SECTION 4.1 Organization and Existence.

     The Purchaser has been duly organized and is validly existing and in good standing as a limited partnership under the laws of the State of Delaware, and Purchaser Holdings and Purchaser General Partner are corporations duly organized, validly existing and in good standing under the laws of the State of Delaware. The Purchaser has full partnership power and authority, and Purchaser Holdings and Purchaser General Partner have full corporate power and authority to own and lease the properties and assets they now own and lease and to carry on their businesses as and where such properties are now owned or leased and such businesses are now conducted. Each of the Purchaser Parties are duly licensed or qualified to do business as a foreign corporation or foreign limited partnership, as applicable, and are in good standing in each jurisdiction in which the character of the properties and assets now owned or held by them or the nature of the business now conducted by them requires them to be so licensed or qualified and where the failure so to qualify or be licensed could reasonably be expected to have a material adverse effect on the assets, liabilities, properties, business, operations, earnings, results of operations, business or financial condition of the Purchaser, Purchaser Holdings and Purchaser General Partner, taken as a whole, or on the ability of the Purchaser Parties to effect the Transactions (a 'Purchaser Material Adverse Effect').

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
SECTION 4.2 Authority; Binding Effect.

     Each of the Purchaser Parties has all corporate or partnership authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by each of the Purchaser Parties, and is the legal, valid and binding obligation of each of the Purchaser Parties, enforceable against each of the Purchaser Parties in accordance with its terms.

SECTION 4.3 No Conflict.

     Except for any required filings under the HSR Act, any required filings with the SEC and under Delaware Law and any applicable state takeover laws, the execution and delivery of this Agreement do not, and the fulfillment and compliance with the terms and conditions hereof and the consummation of the Transactions will not (a) conflict with any of, or require the consent or approval of any person or entity under, the terms, conditions or provisions of the relevant partnership agreements, charter documents or bylaws or equivalent governing instruments of any of the Purchaser Parties, (b) violate any provision of, or require any consent, authorization or approval under, any law or administrative regulation or any judicial, administrative or arbitration order, award, judgment, writ, injunction or decree applicable to any of the Purchaser Parties, (c) conflict with, result in a breach of, constitute a default under (whether with notice or the lapse of time or both) or accelerate or permit the acceleration of the performance required by, or require any consent, authorization or approval under, any indenture, note, or other evidence of indebtedness, mortgage, lien or any material agreement, contract, commitment or instrument to which either of the Purchaser Parties is a party or by which either of the Purchaser Parties is bound or to which any asset of either of the Purchaser Parties is subject, or (d) result in the creation of any lien, charge or encumbrance on the assets or properties of either of the Purchaser Parties under any such indenture, mortgage, lien, agreement, contract or instrument.

SECTION 4.4 No Default.

     None of the Purchaser Parties is in default under, and no condition exists that with notice or lapse of time or both could reasonably be expected to constitute a default under, (a) any mortgage, loan agreement, indenture, evidence of indebtedness or other instrument evidencing borrowed money or other agreement to which it or any of its properties are bound, or (b) any judgment, order or injunction of any court, arbitrator or governmental agency, except for such defaults and conditions that, individually or in the aggregate, could not reasonably be expected to have a Purchaser Material Adverse Effect.

SECTION 4.5 Offer Documents; Information Statement.

     The Offer Documents will not, at the time the Offer Documents are filed with the SEC or are first published, sent or given to holders of National Common Units, as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they are made, not misleading. The information supplied by the Purchaser Parties for inclusion in the Information Statement and Schedule 14D-9 will not, on the date the Information Statement or Schedule 14D-9 (or any amendment or supplement thereto) is first mailed to holders of National Common Units contain any untrue statement of a material fact, or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, the Purchaser Parties make no representation or warranty with respect to any information supplied by any of the National Parties or any of their representatives which is contained in any of the foregoing documents or the Offer Documents. The Offer Documents shall comply in all material respects as to form with the requirements of the Exchange Act and the rules and regulations thereunder.

SECTION 4.6 Financing.

     Purchaser Holdings has, or will have available to it at the time the Purchaser is required to pay for the Acquired Interests as contemplated by this Agreement, and will make available to the Purchaser, sufficient funds to permit the Purchaser to acquire the Acquired Interests pursuant to this Agreement.

SECTION 4.7 Brokerage Arrangements.

     Except as set forth on Schedule 4.7, none of the Purchaser Parties has entered (directly or indirectly) into any agreement with any person, firm or corporation that would obligate any of the National Parties to pay any commission, brokerage or 'finder's fee' in connection with the transactions contemplated herein.

                                   ARTICLE V
            ADDITIONAL AGREEMENTS, COVENANTS, RIGHTS AND OBLIGATIONS

SECTION 5.1 Access to Information.

     From the date of this Agreement to the Effective Time or until this Agreement is terminated as provided in Article VIII, each of the National MGP and the National MLP shall provide, and the National MGP shall cause the National OLP to provide, to each of the Purchaser Parties reasonable and prompt access to all of its books, records (including making copies as reasonably requested), assets, properties, employees, agents and representatives, and shall furnish or cause to be furnished, as applicable, to each of the Purchaser Parties such information as any such party may reasonably request, upon prior notice and during normal business hours, unless any such access and disclosure would violate the terms of any agreement to which any National Party or the National OLP is bound or any applicable law or regulation. Each of the National Parties will, and the National MGP will cause the National OLP to, allow the Purchaser Parties access to and consultation with the lawyers, accountants, and other professionals employed or used by the National Parties and the National OLP for all purposes under this Agreement. Any such consultation shall occur under circumstances appropriate to maintain intact the attorney-client privilege as to privileged communications and attorney work product and any other applicable privilege. Until the Closing, the confidentiality of any data or information so acquired shall be maintained by each of the Purchaser Parties and their representatives pursuant to the terms of the Confidentiality Agreement between the parties hereto dated November 30, 1998 (the 'Confidentiality Agreement'), which each of the above-named parties hereby acknowledges is binding on it.

SECTION 5.2 Conduct of Business.

     (a) Ordinary Course.

     From the date of this Agreement to the Effective Time, each of the National MGP, the National SGP and the National MLP shall continue, and the National MGP shall cause the National OLP and NSSI to continue, to maintain its respective assets and properties and operate its respective business in the ordinary course as was being conducted prior to the execution of this Agreement.

     (b) Restrictions on National MLP and National OLP.

     Without first obtaining the written consent of Purchaser General Partner, which consent shall not be unreasonably withheld or delayed, from the date hereof until the Effective Time, except as otherwise contemplated by this Agreement or as set forth on Schedule 5.2(b), the National MLP will not (and the National MGP covenants that it will cause the National MLP and the National OLP and NSSI not to):

          (i) make any material change in the conduct of its business and operations or its financial reporting and accounting methods;

          (ii) other than in the ordinary course of business consistent with past practice, enter into any material contract or agreement or terminate or amend in any material respect any material contract or agreement to which it is a party, waive any material rights under any material contract or agreement to which it is a party, or be in default in any material respect thereunder;

          (iii) declare, set aside or pay any distributions to its partners or split, combine or reclassify any of its equity securities or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for any of its equity securities, or purchase, redeem or otherwise acquire, directly or indirectly, any such securities;

          (iv) merge into or with or consolidate with any other corporation, partnership, person or other entity or acquire all or substantially all of the business or assets of any corporation, partnership, person or other entity or form, acquire any interest in or contribute any assets to any partnership or joint venture or enter into any similar arrangement;

          (v) make any change in its agreement of limited partnership;

          (vi) (A) make any purchase of any securities of any corporation, partnership, person or entity, or (B) make any investment in any corporation, partnership, joint venture or other business enterprise (other than ordinary-course overnight investments consistent with cash management practices of the National MLP and the National OLP);

          (vii) incur any indebtedness for borrowed money (except for borrowings under existing working capital facilities up to an aggregate of $1.0 million) or guarantee any such indebtedness or issue, sell or guarantee any debt securities or any rights or warrants to acquire any debt securities;

          (viii) sell, lease, pledge, encumber or otherwise dispose of any portion of its assets other than in the ordinary course of business consistent with past practice;

          (ix) issue, deliver or sell or authorize or propose the issuance, delivery or sale of, any of its equity securities or securities convertible into its equity securities, or subscriptions, rights, warrants or options to acquire or other agreements or commitments of any character obligating it to issue any such securities;

          (x) settle in excess of $1.0 million (individually or in the aggregate) any claim, demand, lawsuit or state or federal regulatory proceeding not covered by insurance;

          (xi) except as required on an emergency basis, purchase, lease or otherwise acquire any property of any kind whatsoever other than in the ordinary course of business or make any capital expenditures in excess of $1.0 million in the aggregate;

          (xii) allow or permit the expiration, termination or cancellation at any time of any material insurance policy applicable to its business or operations, unless such policy is replaced, with no loss of coverage, by a comparable insurance policy (to the extent available on commercially reasonable terms);

          (xiii) (A) make or rescind any material express or deemed election relating to Taxes, (B) make a request for a Tax Ruling or enter into a Closing Agreement, (C) settle or compromise any material claim, action, suit, litigation, proceeding, arbitration, investigation, audit, or controversy relating to Taxes other than those matters set forth in
     Schedule 5.2(b) hereto or (D) change any of its methods of reporting material income or deductions for federal income tax purposes from those employed in the preparation of its federal income Tax Return for the taxable year ending December 31, 1997, except as may be required by a change in applicable law; or

          (xiv) commit to do any of the foregoing.

     (c) General Business.

     From the date hereof until the Effective Time, the National MLP covenants that it will (and the National MGP covenants that it will cause the National MLP, the National OLP and NSSI to):

          (i) maintain its assets and properties in good working order and condition as of the date hereof, ordinary wear and tear and casualty excepted;

          (ii) use its commercially reasonable efforts to maintain and preserve in all material respects its business organization intact and maintain in all material respects its relationships with suppliers, customers, lessors and others having business relations with it;

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
          (iii) file on a timely basis all notices, reports or other filings required to be filed with or reported to any federal, state, municipal or other governmental department, commission, board, bureau, agency or any instrumentality of any of the foregoing wherever located;

          (iv) file on a timely basis all applications or other documents necessary to maintain, renew or extend any material permit, license, variance or any other approval required by any governmental authority necessary or required for the continuing operation of its business, whether or not such approval would expire before or after the Effective Time; and

          (v) (A) file or caused to be filed, within the times and in the manner prescribed by law, all Tax Returns and Tax reports that are required to be filed by such person determined consistent with prior practices; (B) pay or cause to be paid, within the time and in the manner prescribed by law, all material Taxes (including any estimated Taxes) imposed on such party that are currently due and payable; and (C) establish and maintain reserves adequate to pay all material Taxes not yet due or payable as of the date of Closing and for any deferred taxes in accordance with GAAP, determined in each case assuming the National MLP and the National OLP are partnerships for tax purposes.

     (d) Employees of the National MGP.

     From the date hereof until the Effective Time, the National MGP covenants that (i) it will use its commercially reasonable efforts to retain its employees related to the operation of the National MLP and the National OLP, (ii) it will not hire any employee except in the ordinary course of business consistent with past practice, (iii) it will not hire any management personnel with an annual salary in excess of $65,000 without first giving Purchaser General Partner a reasonable opportunity to consult with the National MGP regarding such prospective hire, (iv) except as set forth in Schedule 5.2(d)(A), it will not adopt any material new employee benefit plan, arrangement, practice or policy, or material employment, severance, consulting or other compensation arrangement, with or for the benefit of new or existing employees, or, except as set forth in
Schedule 5.2(d), amend any existing employee benefit plan, arrangement, practice or policy, or existing employment, severance, consulting or other compensation arrangement in any material respect, without prior written consent of the Purchaser, which consent shall not be unreasonably withheld, provided that any new severance arrangement or any amendment to an existing severance arrangement that results in additional costs equal to or less than $25,000 in the aggregate for all such new arrangements and amendments shall be deemed not to be material for purposes of this clause (iv), (v) it will not materially increase the compensation or level of benefits applicable to its employees, except for normal increases consistent with past practice, (vi) it will not materially change the nature of National MLP's at cost reimbursement obligation for employee services and (vii) it will not permit NSSI to do any of the foregoing.

     (e) Restrictions on the Purchaser, Purchaser Holdings and Purchaser General Partner.

     Without first obtaining the written consent of the National MGP, which consent shall not be unreasonably withheld or delayed, from the date hereof until the Effective Time, except as otherwise contemplated by this Agreement, if the effect of any of the following could reasonably be expected to lead to the failure of the Purchaser Parties to consummate the transactions contemplated by this Agreement, the Purchaser will not (and Purchaser Holdings covenants that it will cause the Purchaser and Purchaser General Partner not to):

          (i) make any material change in the conduct of its business and operations or its financial reporting and accounting methods;

          (ii) other than in the ordinary course of business, enter into any material contract or agreement or terminate or amend in any material respect any material contract or agreement to which it is a party, waive any material rights under any material contract or agreement to which it is a party, or be in default in any material respect thereunder;

          (iii) declare, set aside or pay any dividends or make any distributions to its partners, or split, combine or reclassify any of its equity securities or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for any of its equity securities, or purchase, redeem or otherwise acquire, directly or indirectly, any such securities;

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
          (iv) merge into or with or consolidate with any other corporation, partnership, person or other entity, acquire all or substantially all of the business or assets of any corporation, partnership, person or other entity or form, acquire any interest in or contribute any assets to any partnership or joint venture or enter into any similar arrangement;

          (v) make any change in its agreement of limited partnership;

          (vi) (A) make any purchase of any securities of any corporation, partnership, person or entity, or (B) make any investment in any corporation, partnership, joint venture or other business enterprise other than ordinary-course overnight investments consistent with cash management practices of Purchaser Holdings;

          (vii) incur any indebtedness for borrowed money or guarantee any such indebtedness or issue, sell or guarantee any debt securities or any rights or warrants to acquire any debt securities;

          (viii) sell, lease or otherwise dispose of any material portion of its assets other than in the ordinary course of business consistent with past practice;

          (ix) settle in excess of $1.0 million (individually or in the aggregate) any claim, demand, lawsuit or state or federal regulatory proceeding unless prior to such settlement the National MGP shall have been given a reasonable opportunity to consult with Purchaser General Partner, including but not limited to the ability to make a presentation to the Board of Directors of Purchaser General Partner, if requested, regarding such settlement;

          (x) allow or permit the expiration, termination or cancellation at any time of any material insurance policy applicable to its business or operations, unless such policy is replaced, with no loss of coverage, by a comparable insurance policy (to the extent available on commercially reasonable terms) provided that Purchaser General Partner shall notify the National MGP if any such insurance coverage will not be replaced;

          (xi) commit to do any of the foregoing.

     In addition, from the Closing Date until the expiration of the Debt Indemnity (as defined below), the Purchaser shall not, and Purchaser Holdings covenants that it shall cause the Purchaser, Purchaser General Partner and Purchaser OLP not to, without the prior written consent of the Special Limited Partner, (i) except as required by Applicable Law (as defined below), implement or adopt any material change in the Purchaser OLP's federal income tax methods, principles or elections listed on Schedule 5.2(e) including the application of the remedial method under Section 704(c) of the Code to the assets contributed to the National OLP by the National MGP and the National SGP and the non-amortization of Section 197 intangibles contributed to the National OLP by the National MGP and the National SGP (the 'National Assets') (except to the extent that a Section 743(b) adjustment exceeds the carrying value of such intangibles immediately preceding the Closing Date) if such change relates to any of the National Assets; (ii) sell or otherwise dispose of any assets of the Purchaser OLP (other than the Marshfield, Wisconsin property, should it be or become an asset of the Purchaser OLP) if such sale or disposition would result in greater than $5,000,000 of gain per year (the 'Threshold Amount'), on a cumulative basis permitting carry-forwards, to be allocable to the National MGP pursuant to
Section 704(c) of the Code; or (iii) increase as of any date following the date of Closing the Section 704 carrying value of the National Assets; provided, however that in the event that either the Purchaser or the Purchaser OLP breaches covenant (i), (ii) or (iii) of this paragraph, subject to Section 9.1(d), Purchaser Holdings, Purchaser General Partner and the Purchaser OLP agree to indemnify the National MGP, in an amount equal to the sum of (x) (A) the incremental gain recognized as a result of such breach (and in the case of clause (ii), such gain exceeding the Threshold Amount, and in the case of clause
(iii), the income allocated to the National MGP with respect to the revalued property reduced by the deductions or losses allocated to the National MGP with respect to the revalued property applying the principles of Code Section 704(c)) (plus any penalties or additions to tax imposed on the National Parties by any taxing authority as a result of such breach) multiplied by (B) a fraction, the numerator of which is the maximum net marginal statutory federal and state income tax rates (expressed as a decimal) in the jurisdictions applicable to the National MGP for the year in which such gain is recognized (taking into account the deductibility of state income tax in determining the liability for federal income tax) (the 'Effective Tax Rate') and the denominator of which is one minus the Effective Tax Rate and (y) any other losses, costs, damages, expenses (other than taxes but including attorneys fees and interest, penalties and additions to tax imposed on the National Parties by any taxing authority) as a result of such breach but only to the extent such damages result in a cash expenditure by one of the National Parties.
Schedule 5.2(e) will be provided to the Purchaser on or prior to the date of this Agreement in substantially final form; provided, however, the National MGP may at any time prior to the date that is two weeks after the date of this Agreement revise, supplement or amend Schedule 5.2(e), subject to the written consent of the Purchaser and such consent shall not be unreasonably withheld by the Purchaser. The adjusted tax basis as of December 31, 1998 of the assets in total by class of National OLP is set forth on Schedule 5.2(e), and, on or before the date that is 60 days after the Closing Date, such schedule shall be amended by Purchaser to reflect the adjusted tax basis of such assets as of the Effective Time. Except to the extent provided in the next sentence, Applicable Law for purposes of the last paragraph of Section 5.2, Section 5.9, Section 5.14 or Section 5.17 (the 'Tax Provisions') shall mean (i) with respect to U.S. federal income taxes, any amendments or new enactments (whether prospective or retroactive) to the Code or the Treasury Department Regulations promulgated thereunder, and any final determination of a Federal circuit court with applicable jurisdiction with respect to the Purchaser OLP, in each case occurring after the Applicable Date (as hereinafter defined) and (ii) with respect to state income taxes, any amendments or new enactments (whether prospective or retroactive) to the Code, the Treasury Department Regulations promulgated thereunder (and any amendments or new enactments to any similar state statutes or applicable regulations) and any final determination of a Federal circuit court with applicable jurisdiction with respect to such state (or a state court with similar appellate authority), in each case occurring after the Applicable Date. Purchaser or Purchaser Holdings shall notify (the 'Notice') National MGP if any amendment, new enactment or final determination requires that Purchaser Holdings or any affiliate thereof or successor thereto (a 'Purchaser Group Member') take any action prohibited by this Agreement or refrain from any action required by this Agreement (an 'Applicable Law Change'); provided, however, such amendment, new enactment or final determination shall not be considered to result in an Applicable Law Change if: (i) a nationally recognized law firm, selected by the National MGP delivers within 90 days following delivery of the Notice an opinion addressed to Purchaser, Purchaser Holdings and National MGP, that there is a reasonable basis to conclude that a court with appropriate jurisdiction would conclude that such amendment, enactment or final determination does not result in an Applicable Law Change;
(ii) National MGP agrees in writing to assume, at its sole expense, the defense of any audits, examinations, investigations, claims, suits or other administrative or judicial proceedings with respect to the acts or failures to act identified in the Notice; (iii) National MGP agrees in writing to indemnify and hold harmless, to the fullest extent permitted by law, subject to Section 9.1(d), each Purchaser Group Member from and against any and all losses, costs, damages, expenses (including any attorneys fees) or Taxes ('Damages') resulting from such amendment, new enactment or final determination being treated for purposes of this Agreement as not resulting in an Applicable Law Change (except to the extent of any Tax benefit not claimed as a result of this proviso) but only to the extent (x) such Damages result in a cash expenditure by a Purchaser Group Member or (y) such Damages are otherwise offset by any credit, carryforward, carryback, available deduction or other offset available to a Purchaser Group Member; and (iv) to the extent that the net worth of the National MGP or any successor thereto is less than $30 million (a 'Net Worth Deficiency') at either the time the indemnification agreement provided for in clause (iii) is entered into or at the time of payment of any indemnity thereunder, Triarc shall execute a guaranty of the National MGP's indemnity obligations under clause (iii) above to the extent of such Net Worth Deficiency (not previously guaranteed by Triarc under this clause (iv)) for the benefit of the Purchaser Group Members in form and substance reasonably acceptable to the Purchaser; provided that, the maximum aggregate amount of such Triarc guaranty shall in no event be more than $30 million and shall be reduced by (x) $750,000 per annum on each anniversary of the date of this Agreement (beginning on the first anniversary of the date of this Agreement), and (y) any amounts paid by the National MGP pursuant to (x) the indemnity referred to in clause (iii) above or (y) the Debt Indemnity. Net worth for purposes of this clause shall mean (a) the sum of the capital stock, additional paid in capital and retained earnings (less accumulated deficits) of the National MGP, all as shown on its consolidated balance sheet at such time; in accordance with U.S. generally accepted accounting principles; provided, however, that deferred taxes and liabilities to Triarc or its affiliates shall be disregarded until paid and amounts due from Triarc or its affiliates shall be reflected as an asset at face value. Any indemnity required under this section shall be paid to Purchaser Holdings (i) with respect to any Taxes, within 30 days after the entry of a final determination of a U.S. federal circuit court in which the Purchaser OLP is a party (or any state court with similar appellate authority in which the Purchaser OLP is a party) or any other final determination as that term is defined in Code Section 1313 or any similar state determination) solely with respect to any Tax controversy not appealed to a federal circuit court or any state court with similar appellate authority or
(ii) in the case of any indemnity not involving Taxes, within 60 days of the receipt by National MGP of written notice that such expense has been incurred by a Purchaser Group Member. Any indemnity paid by National MGP to any Purchaser Group Member with respect to Taxes shall be determined in a manner consistent with the first sentence of this last paragraph of this Section 5.2. For purposes of this Agreement, the 'Applicable Date' shall be the Acceptance Date; provided, however, that if the Purchaser provides the National MGP (with a copy to Triarc), at least three business days prior to the Acceptance Date, (A) a written opinion of a nationally recognized law firm, addressed to the National MGP, that states (i) an Applicable Law Change has occurred since the date of this Agreement and (ii) the action prohibited or required under this Agreement affected by such Applicable Law Change, and (B) a written notice accompanying such legal opinion, in which the Purchaser in good faith represents that such Applicable Law Change would materially adversely affect it, then the Applicable Date with respect to the matter(s) contained in such opinion pursuant to clause
(ii) of this proviso (but with respect to no other matters) shall be the date of this Agreement.

SECTION 5.3 Certain Filings.

     As promptly as practicable following the execution of this Agreement (or at the time such filings are required in the case of filings contemplated by
Section 2.5) the parties shall (a) prepare and file with the Federal Trade Commission and the Department of Justice any appropriate filings and any supplemental information which may be reasonably requested in connection therewith under the HSR Act, it being agreed that the Purchaser is the primary 'Acquiring Person' for purposes of the HSR Act and shall pay the required filing fee (including filings as contemplated by Section 2.5), (b) use their commercially reasonable efforts to take, or cause to be taken, all appropriate action, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the Transactions, (c) except as contemplated by this Agreement, use its commercially reasonable efforts not to take any action or enter into any transaction, which would cause any of its representations or warranties contained in this Agreement to be untrue or result in a breach of any covenant made by it in this Agreement and (d) the parties hereto shall make all required filings under applicable state securities laws. Each party hereto shall use its commercially reasonable efforts (other than qualifying to do business in any jurisdiction in which it is not now so qualified) to cause each filing made by it with any governmental body to become effective as promptly as possible.

SECTION 5.4 Information Statement.

     As soon as practicable following the purchase of all National Common Units validly tendered and not withdrawn pursuant to the Offer, if required by applicable law, the National MGP shall file the Information Statement with the SEC under the Exchange Act, and shall use its commercially reasonable efforts to have the Information Statement cleared by the SEC. Purchaser General Partner and the National MGP shall cooperate with each other in the preparation of the Information Statement, and the National MGP shall notify Purchaser General Partner of the receipt of any comments of the SEC with respect to the Information Statement and of any requests by the SEC for any amendment or supplement thereto or for additional information and shall provide to Purchaser General Partner promptly copies of all correspondence between the National MGP or any representative of the National MGP and the SEC. The National MGP shall give Purchaser General Partner and its counsel the opportunity to review the Information Statement prior to its being filed with the SEC and shall give Purchaser General Partner and its counsel the opportunity to review all amendments and supplements to the Information Statement and all responses to requests for additional information and replies to comments prior to their being filed with, or sent to, the SEC. Each of the National MGP and Purchaser Holdings agrees to use its commercially reasonable efforts, after consultation with the other parties hereto, to respond promptly to all such comments of and requests by the SEC and to cause the Information Statement and all required amendments and supplements thereto to be mailed to the holders of National Common Units at the earliest practicable time. On the first business day following expiration of the period required by Rule 14c-2(b) under the Exchange Act, the Purchaser shall execute a consent, as the holder of the majority of the National Common Units, and the National MGP shall execute a consent, as the holder of all of the National Subordinated Units, to approve all of the transactions contemplated hereby, including the Merger.

SECTION 5.5 Certain Instruments.

     Commencing upon the execution of this Agreement, Purchaser Holdings and Purchaser General Partner and the National MGP shall use their commercially reasonable efforts to obtain any required consents to the transactions contemplated by this Agreement of, and any actions required by, the matters set forth in Schedule 5.5. The other parties hereto shall cooperate with Purchaser General Partner and the National MGP as Purchaser General Partner and the National MGP may reasonably request; provided, that all fees, costs and expenses of obtaining such consents shall be allocated as described in Section 5.16.

SECTION 5.6 Other Consents.

     (a) The Purchaser Parties and the National Parties shall use commercially reasonable efforts to obtain any consents necessary to transfer title to, and thereafter shall use their respective commercially reasonable efforts to transfer title to, any assets used primarily in the business of the National MLP or the National OLP (whether owned by the National MLP, the National OLP or the National MGP, but excluding the capital stock of any subsidiaries of the National MGP) including, but not limited to, any tradenames, intellectual property rights, real property rights (including the interest of the National MGP in the Marshfield, Wisconsin property) or personal property rights, from the National MGP, the National SGP and the National MLP to the National OLP;

     (b) if such consents are not obtained, the National MGP shall use its commercially reasonable efforts to take such other action as may be necessary to provide the Purchaser OLP with rights to such assets substantially equivalent to those held by the National MGP, and the National SGP and the National MLP; and

     (c) Purchaser Holdings and Purchaser General Partner shall assume effective as of the Closing, and Purchaser Holdings, Purchaser General Partner and the National General Partners shall use commercially reasonable efforts to obtain the discharge effective as of the Closing of the National General Partners from, any liabilities or obligations arising out of or related to the National General Partners' role as general partners under and pursuant to the National MLP Partnership Agreement and the National OLP Partnership Agreement, except to the extent that the National General Partners would not have been entitled to be reimbursed or indemnified therefor under the National MLP Partnership Agreement or the National OLP Partnership Agreement; provided, that all costs and expenses of obtaining such consents and transfers shall be borne solely by the Purchaser if the transactions contemplated by this Agreement are consummated. Simultaneously with the Effective Time, the National MGP shall transfer, or cause to be transferred, title to the assets in clause (a) above to the National OLP, by the execution of such documents or instruments deemed necessary and appropriate by Purchaser General Partner in form and substance reasonably satisfactory to Purchaser General Partner and the National MGP. As part of the foregoing asset transfers, the National Parties shall assign or cause their affiliates to assign to the Purchaser OLP or its designee any rights which any of them may have under any insurance policy (in effect as of or prior to the date hereof) or against any third party with respect to any Losses (as herein defined) arising or resulting from, or relating to, the Marshfield, Wisconsin property. If any such rights are not assignable, the National Parties shall, and shall use commercially reasonable efforts to cause their affiliates to, at the sole expense and under the reasonable control and direction of the Purchaser OLP, pursue any such rights for the benefit of the Purchaser and its affiliates.

SECTION 5.7 No Solicitation.

     Subject to Section 5.8 below, each of the National Parties (on behalf of itself and its affiliates, including the National MLP and the National OLP) agree that upon execution of this Agreement, they shall terminate all discussions and negotiations with others regarding a sale or other transaction involving (a) the Acquired Interests, (b) all or substantially all of the assets, business or securities of the National MLP or the National OLP, or (c) any other transaction similar to the transactions contemplated by this Agreement (collectively, the 'National Possible Alternatives'), and thereafter will not, directly or indirectly, nor shall they authorize or permit any of their officers, directors or employees to, or any investment banker, financial advisor, attorney, accountant or other representative retained by them to, so long as this Agreement remains in effect, (i) solicit, initiate, encourage (including by way of furnishing information or assistance), conduct discussions with or engage in negotiations with any person or entity regarding or take any other action to facilitate any inquiries or the making of any proposal which constitutes or may reasonably be expected to lead to a National Possible Alternative, (ii) enter into an agreement with any person or entity, other than the Purchaser or its affiliates, providing for a National Possible Alternative,
(iii) make or authorize any statement, recommendation or solicitation in support of or approve any National Possible Alternative by any person or entity, other than by the Purchaser or its affiliates, or (iv) withdraw, modify, qualify or change the recommendation of the transactions contemplated by this Agreement by the Special Committee or the National Board.

SECTION 5.8 Permitted Actions.

     Notwithstanding the provisions of Section 5.7 above, prior to the Acceptance, Triarc, the National MGP, the National SGP, the National MLP and the National OLP shall be entitled to take any action otherwise prohibited by
Section 5.7 in response to any third party inquiry, contact or proposal received by any or all of them (including furnishing information to any such third party, but only pursuant to a written confidentiality agreement) if (a) the initial inquiry, contact or proposal from any third party was not received in violation of Section 5.7 above, (b) the Special Committee shall have determined, in its good faith judgment, that any such otherwise prohibited action could reasonably be expected to lead to the negotiation and consummation of a National Possible Alternative that in the opinion of the Special Committee could reasonably be expected to be more beneficial than the transactions contemplated by this Agreement, taken as a whole, to the holders of National Common Units other than the National MGP and its affiliates (a 'National Superior Transaction') and (c) the Special Committee shall have determined, after consultation with and based on the advice of its outside legal counsel, that the failure to take such action would be inconsistent with the National MGP's or the National Board's fiduciary duties to holders of National Common Units under applicable law; provided, that none of the National MGP, the National SGP, the National MLP or the National OLP may execute a binding agreement to effect a National Superior Transaction unless this Agreement has first been terminated as provided in Section 8.1. Triarc, the National MGP (on behalf of itself, the National MLP and the National OLP and the National SGP) and the National MLP agree that each of them will notify Purchaser General Partner immediately if any inquiry, contact or proposal is received by, any such information is requested from, or any such discussions or negotiations are sought to be initiated or continued with, it or any of its representatives, indicating, in connection with such notice, the name of such person or entity and the material terms and conditions of any inquiry, contact or proposal and thereafter shall keep Purchaser General Partner informed, on a current basis, on the status and terms of any such inquiry, contact or proposal and the status of any such negotiations or discussions.

SECTION 5.9 Indemnified Debt.

     Following the Effective Time and until the termination of the Debt Indemnity pursuant to Section 9.3, Purchaser Holdings and Purchaser General Partner shall cause the Purchaser OLP not to (a) prepay, defease, purchase or otherwise retire any of the Indemnified Debt (unless such Indemnified Debt is simultaneously replaced by the Purchaser OLP with at least an equivalent amount of new Indemnified Debt providing for no greater amortization), (b) modify any of the Indemnified Debt so as to eliminate or limit the recourse liability of the National MGP with respect thereto, (c) merge or consolidate with or otherwise become a corporation for federal income tax purposes, (d) cause or permit any other corporation, partnership, person or entity (other than Purchaser Holdings and its affiliates, or any successor thereto, or any successor to the Purchaser OLP) to assume, guarantee, indemnify against or otherwise incur any liability with respect to any Indemnified Debt, or (e) except as required by Applicable Law, take or fail to take any other action that would result in the share of the Indemnified Debt which is allocated to the National MGP for purposes of Section 752 of the Code and Treasury Regulations promulgated thereunder pursuant to the Debt Indemnity to be reduced by an amount in excess of the National MGP's adjusted tax basis in its interest in the Purchaser OLP, as adjusted following the Effective Time (the 'MGP's Basis'); provided, however, that such covenants shall only apply to the extent any actions described in (a), (b), (c), (d) or (e) above would result in the share of the Indemnified Debt which is allocated to the National MGP for purposes of
Section 752 of the Code to be reduced by an amount in excess of the MGP's Basis at all times until termination of the Debt Indemnity pursuant to Section 9.3 hereof. The MGP's Basis as of December 31, 1998, is set forth on Schedule 5.9, and, on or before the date that is 60 days after Closing Date, such schedule shall be amended by Purchaser to reflect the MGP's Basis as of the Effective Time. In addition, Purchaser Holdings and Purchaser General Partner shall cause the Purchaser OLP to refinance scheduled principal payments on the Indemnified Debt with sufficient recourse debt so that at all times until the termination of the Debt Indemnity pursuant to Section 9.3 hereof, the amount of Indemnified Debt which is allocable to the National MGP for purposes of Section 752 of the Code shall not be reduced by an amount exceeding the National MGP's Basis. Following the Effective Time and until the termination of the Debt Indemnity pursuant to Section 9.3, (i) Purchaser Holdings and Purchaser General Partner shall cause the Purchaser OLP to use all commercially reasonable efforts to not take or omit to take any action, if such action or omission (with the giving of notice or the passing of time, or both) would constitute a breach of, or give rise to a default or event of default under, any Indemnified Debt, and (ii) the National MGP shall have the right, but not the obligation, to arrange for the refinancing described above if and only if the Purchaser OLP is unable to do so in accordance with this paragraph. From and after the Effective Time and until the termination of the Debt Indemnity pursuant to Section 9.3, Purchaser Holdings and Purchaser General Partner shall cause the Purchaser OLP to furnish to the National MGP, (A) within 30 days after the end of each calendar year, a certificate of the chief financial officer of Purchaser General Partner, stating that (1) the Indemnified Debt has not been reduced by an amount exceeding the MGP's Basis, as of the end of such calendar year and (2) no event that constitutes, or with the passing of time or the giving of notice, or both, would reasonably be expected to constitute, an event of default under any Indemnified Debt has occurred, or if any such event has occurred, describing such event and the action Purchaser General Partner intends to take with respect thereto, (B) concurrently with providing them to the lenders, agents or trustees in respect of the Indemnified Debt, copies of any compliance certificates, together with any attachments thereto, required pursuant to any Indemnified Debt, (C) promptly upon obtaining knowledge thereof, a description, in reasonable detail, of any event that constitutes, or with the passing of time or the giving of notice, or both, would reasonably be expected to constitute, an event of default under the Indemnified Debt and (D) such other documents or information as the National MGP may reasonably request relating specifically and primarily to the Indemnified Debt or the Debt Indemnity. Except as required by Applicable Law, the Purchaser OLP shall prepare and file applicable tax returns consistent with the allocation of the Indemnified Debt, and shall for all purposes treat the Indemnified Debt as being allocated for tax purposes to the National MGP. In the event that before termination of the Debt Indemnity pursuant to Section 9.3, the National MGP's share of the Indemnified Debt for purposes of Section 752 of the Code is reduced by an amount in excess of the National MGP's Basis as a result of a breach by Purchaser Holdings or Purchaser General Partner or any affiliate or any successor thereto of any provision in this Agreement, subject to Section 9.1(d), Purchaser Holdings, Purchaser General Partner and the Purchaser OLP agree to indemnify the National MGP in an amount equal to the sum of (x) (A) the gain recognized by the National MGP resulting from a decrease in the National MGP's share of the Indemnified Debt (plus any penalties or additions to tax imposed on the National Parties by any taxing authority as a result of such breach), multiplied by (B) a fraction, the numerator of which is the Effective Tax Rate and the denominator of which is one minus the Effective Tax Rate and
(y) any other losses, costs, damages, expenses (other than taxes but including attorneys fees and interest, penalties and additions to tax imposed on the National Parties by any taxing authority) as a result of such breach but only to the extent such damages result in a cash expenditure by one of the National Parties.

SECTION 5.10 Environmental Permits.

     The National MGP and Purchaser General Partner shall cooperate in (a) causing the National MGP, the National MLP and the National OLP to take all actions necessary to comply with applicable requirements of Environmental and Health and Safety Laws concerning the transfer of property, assets, stock or a business, including without limitation the filing with appropriate permitting agencies of all notices required in reference to the change in ownership for the purpose of effecting the transfer or issuance of the permits, licenses and other authorizations required under Environmental and Health and Safety Laws for the transfer, operation and the conduct of the business of the National MLP and the National OLP, respectively ('Environmental Permits'), (b) effectuating the issuance, assignment or transfer, as promptly as is reasonably possible on or after the Effective Time, of all Environmental Permits and any other licenses or permits ('Other Permits') required as of the Effective Time, and (c) identifying, preparing and filing any notices or reports required from Purchaser General Partner in connection with the transfer or issuance of the required Environmental Permits and Other Permits. For the interim period from the Effective Time until such time as the required Environmental Permits and the Other Permits in form and substance reasonably satisfactory to Purchaser General Partner shall be transferred or issued, and to the extent permitted by law, the National MGP, on behalf of itself, the National MLP and the National OLP, authorizes the Purchaser OLP after the Merger to operate under and utilize existing Environmental Permits and Other Permits. All fees, costs and expenses in connection with the transfer or issuance of Environmental Permits or Other Permits shall be borne by the Purchaser if the Closing occurs.

SECTION 5.11 Further Action; Commercially Reasonable Efforts.

     From the date hereof through the Effective Time, upon the terms and subject to the conditions hereof, each of the parties hereto shall use its commercially reasonable efforts to take, or cause to be taken, all appropriate action, and to do or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, including but not limited to (i) if necessary, cooperating in the preparation and filing of the Information Statement, and any amendments thereto, (ii) using its commercially reasonable efforts to obtain all Required Consents and (iii) using its commercially reasonable efforts to make all required regulatory filings and applications and to obtain all licenses, permits, consents, approvals, authorizations, qualifications and orders of governmental entities or authorities and parties to contracts as are necessary for the consummation of the Transactions and to fulfill the conditions to the consummation of this Agreement; provided that Purchaser General Partner shall be primarily responsible for obtaining or transferring all required licenses, permits and authorizations, and the National MGP shall cooperate in such process as reasonably requested by Purchaser General Partner. To the extent practicable in the circumstances and subject to applicable laws, each party shall provide the other with the opportunity to review all information relating to the other party, or any of its subsidiaries, which appears in any filing made with, or written materials submitted to, any governmental entity or authority in connection with obtaining the necessary regulatory approvals for the consummation of the Transactions. In case that at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement, the proper officers and directors of each party to this Agreement shall use their commercially reasonable efforts to take all such necessary action.

SECTION 5.12 Notification of Certain Matters.

     The National MGP shall give prompt notice to Purchaser General Partner, and Purchaser General Partner shall give prompt notice to the National MGP, as applicable, of (i) the occurrence or non-occurrence of any event which would likely cause any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect, with respect to such party, (ii) any failure of the National Parties, to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it hereunder, (iii) any failure of the Purchaser Parties to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it hereunder and (iv) the occurrence of any event described in paragraphs (a)(iv),
(a)(v) or (a)(vi) of Section 3.23; provided, however, that the failure for any reason to give the notice required by clause (iv) hereof shall not be a breach of this Agreement for any purpose. The delivery of any notice pursuant to this
Section 5.12 shall not limit or otherwise affect the remedies available hereunder to the parties.

SECTION 5.13 Certain Indebtedness.

     Except as otherwise contemplated herein (including, without limitation, Section 2.1(a)(ii) or 5.16), at or prior to the Effective Time, the National MGP shall cause the National MLP and the National OLP to fully repay any indebtedness owed by the National MLP and the National OLP to any of the other National Parties or their affiliates, and all other intercompany accounts between the National OLP and the National MLP on the one hand and the other National Parties on the other hand, shall be eliminated by contribution to capital, dividend or payment. Prior to the Closing, the National MGP and the National SGP and their affiliates shall not enter into any new transactions, agreements, arrangements or understandings with the National MLP, the National OLP or NSSI and shall not charge any amounts under their existing agreements, arrangements and understandings with the foregoing (including under Section 7.4 of the National MLP Partnership Agreement and the National OLP Partnership Agreement) other than amounts charged in the ordinary course of business consistent in nature, amount and method of determination with past practices. At the Closing, (i) the Purchaser shall refinance the outstanding indebtedness of the National OLP as indicated on Schedule 5.13(i) (the 'Acquisition Line,' and the $125,000,000 of 8.54% First Mortgage Notes due June 30, 2010 (the 'First Mortgage Notes')) and (ii) the Purchaser shall repay the outstanding indebtedness of the National OLP as indicated on Schedule 5.13(ii) (the working capital line). As of the date hereof, the National MGP, the National SGP, the National OLP and the holders of all of the First Mortgage Notes have executed and delivered Amendment No. 2 ('Amendment No. 2') to each of the separate Note Agreements dated as of June 26, 1996 (as amended, the 'Note Agreements'), under which the First Mortgage Notes were issued. A complete and correct copy of Amendment No. 2 as executed has been delivered to the Purchaser. The National Parties agree that they will, and will cause the National OLP to: (a) keep Amendment No. 2 in effect, and not amend or modify Amendment No. 2, the Note Agreements or the First Mortgage Notes without the prior written consent of the Purchaser which shall not be unreasonably withheld; (b) comply with their respective obligations under Amendment No. 2; and (c) not give the preliminary or the final notice of optional prepayment under Section 9.2 of the Note Agreements without the prior written consent of the Purchaser which shall not be unreasonably withheld. The Purchaser agrees that it will pay the fee described in Section 9 of Amendment No. 2.

SECTION 5.14 Consistent Tax Reporting.

     For federal income tax purposes, the Purchaser shall report the transactions contemplated by this Agreement in a manner consistent with the Purchaser OLP being, after the Merger Date, a partnership for federal income tax purposes, and the Purchaser not being treated as an 'electing 1987 partnership' within the meaning of Section 7704(g) of the Code. Except as otherwise required by Applicable Law or agreed to in writing by the National MGP, the Purchaser shall not take any position inconsistent with the positions taken on or reflected in prior partnership federal income tax returns of the National MLP and National OLP for 1996 and 1997, copies of which (other than Forms K-1 for common unitholders) have been given to Purchaser, and the Form K-1 of the National MGP for 1998, a copy of which will be given to Purchaser prior to Closing, and which also are listed on Schedule 5.14 to be delivered to Purchaser within 120 days after Closing, that could have an adverse federal income tax effect on the Special Limited Partner or could have an adverse effect on the tax deferral for the benefit of the National MGP sought to be achieved by Sections
5.2 and 5.9 hereof. The Purchaser shall have the right to request in good faith within 30 days of the receipt of such final schedule that the National MGP provide further detail or greater specificity with respect to any item provided on Schedule 5.14 to the extent reasonably necessary for the Purchaser to satisfy its obligations under this Section 5.14. National

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
MGP shall within fourteen days of the receipt of such request make a good faith effort to amend Schedule 5.14 to reflect the Purchaser's reasonable requests for greater specificity and detail. The National Parties agree to cooperate with the Purchaser Parties and provide reasonable access to their books, records, employees, and facilities, as well as permit reasonable access to, and permit the cooperation of, the auditors of the National General Partners, at the Purchaser's expense, to the extent necessary for the Purchaser Parties to prepare audited consolidated financial statements including information relating to National MLP and National OLP as of, and for the period ended on, the date of the Closing. The Purchaser Parties agree to cooperate with the National Parties and provide reasonable access to their books, records, employees and facilities, as well as permit reasonable access to the books and records of the Purchaser and the Purchaser OLP, at the National Parties expense, to the extent necessary for the National Parties to prepare the schedule referred to above.

SECTION 5.15 No Public Announcement.

     Immediately upon the execution of this Agreement, the parties hereto shall issue a press release with respect to the execution hereof and the transactions contemplated hereby, which press release shall be reasonably satisfactory to Purchaser General Partner and the National MGP. No party hereto shall issue any other press release or make any other public announcement concerning this Agreement or the transactions contemplated hereby without the prior approval of the National MGP or Purchaser General Partner, as applicable (other than as may be required by law or by obligations pursuant to any listing agreement with the New York Stock Exchange (the 'NYSE'), in which event the party making the public announcement or press release shall notify the National MGP or Purchaser General Partner, as applicable, in advance of such public announcement or press release), which approval shall not be unreasonably withheld or delayed except that Purchaser General Partner and the National MGP may respond to telephone inquiries, conduct conversations and otherwise communicate with securities analysts and may respond to inquiries from the news media.

SECTION 5.16 Expenses.

          (a) (i) The National MLP and the National OLP shall pay any filing fees with respect to the Information Statement, the costs of preparation, filing, printing and mailing the Schedule 14D-9 and the Information Statement, the fees and expenses of the solicitation agent for Schedule 14D-9 and the Information Statement and the fees and expenses related to obtaining the consent of the holders of the National OLP's First Mortgage Notes (other than the fee referred to in the last sentence of Section 5.13) and shall reimburse the National MGP or Triarc, as the case may be, promptly after submission of an invoice with supporting documentation, for all such fees and expenses paid by the National MGP or Triarc prior to Closing and not previously reimbursed;

          (ii) the National MLP and the National OLP shall pay up to an aggregate of $1.5 million of fees and expenses of the Special Committee of the National MLP, including meeting fees and retainers, the financial advisory fees and expenses paid to Lehman Brothers Inc. in connection with the Lehman Opinion, the fees and expenses of Valuation Research Corporation and the fees and expenses of counsel to the Special Committee and shall reimburse the National MGP or Triarc, as the case may be, promptly after submission of an invoice with supporting documentation, for all such fees and expenses paid by the National MGP or Triarc prior to Closing and not previously reimbursed;

          (iii) Triarc and the National MGP shall pay all fees and expenses of their counsel, Andrews & Kurth L.L.P. in connection with the negotiation, drafting, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and all fees and expenses of the National MLP's independent accountants, Deloitte & Touche LLP and of any other professional advisors to the National Parties and the National OLP;

          (iv) From time to time after the Closing Date (except as set forth in clause (y) below, which payment shall be made on the Closing Date), promptly upon request from the National MGP or Triarc with supporting documentation, the Purchaser shall reimburse (x) the National MGP for all amounts for which the National MLP has a reimbursement obligation (accrued, contingent or

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
     otherwise) under Section 7.4(b) of the National MLP Partnership Agreement (including, without limitation, any post-retirement life insurance and medical insurance employment benefits for former employees), except where such reimbursement would be inconsistent with clauses (i), (ii) or (iii) above; provided, however, that, without limiting the terms of the reimbursement provisions set forth in such Section 7.4(b) of the National MLP Partnership Agreement, the Purchaser agrees that such reimbursement shall be made consistent in nature, amount and method of determination with past practices in the ordinary course of business; and (y) Triarc to the extent that any payments of interest are made under the Triarc Note to the National OLP on or after June 30, 1999; and

          (v) Other than as set forth in Sections 5.6 and 9.1(b), none of the Purchaser Parties, the National MLP, the National OLP or their respective successors or assigns shall seek or otherwise be entitled to any recovery, indemnification or other benefit under any insurance policy owned or maintained by Triarc or the National MGP.

     (b) If the Acceptance does not occur, the Purchaser Parties and the National Parties, respectively, shall bear their own fees and expenses except as otherwise contemplated by this Section 5.16 and Section 8.2.

SECTION 5.17 Tax Matters.

     (a) Purchase Price Allocations.

     The National MGP and the Purchaser agree that, at any time until the expiration of the Debt Indemnity, the fair market value of the assets of National OLP shall be determined in accordance with an appraisal conducted by Valuation Research Corporation prior to Closing (the 'Appraisal'), performed in a manner consistent with the assumptions and methodologies used by Valuation Research Corporation in its appraisal of the assets upon formation of National OLP; provided that, if the Appraisal places the value of the depreciable and amortizable assets (the 'Assets') at less than $117 million, the Purchaser may cause an appraisal of the Assets to be performed by an independent, nationally recognized appraiser selected by it (the 'Alternate Appraisal'). If the Alternate Appraisal places the value of the Assets at $130 million or less, the National MGP and the Purchaser shall, for all tax and Code Section 704 book purposes, utilize such value. If the Alternate Appraisal places the value of the Assets at more than $130 million, the value placed on the Assets by the Appraisal shall be utilized for all tax and Code Section 704 book purposes. The National MGP and the Purchaser agree that (i) the Code Section 704 book value of the National OLP assets shall be adjusted as of the Closing Date to be equal to the fair market value of such assets as determined above, and (ii) the straight line method of depreciation and the MACRS life shall be used in calculating depreciation on the Assets for all tax and Code Section 704 book purposes for all periods following closing of the Transactions. The Purchaser and the National MGP agree to use the value of the Assets used for all tax and Code
Section 704 book purposes for all other purposes including for financial accounting purposes. The Purchaser shall cause the Purchaser OLP to use the value of the Assets so determined for tax, Code Section 704 book and all other purposes. The Purchaser and the National MGP further agree to file any information or schedules required by the Code in accordance with the agreed upon allocations, and agree to be bound by, and file tax returns consistent with, any such agreed upon allocations.

     (b) Code Section 704(c) Election.

     The Purchaser and the National MGP agree that the Purchaser OLP may elect to use the 'remedial allocation method' described in Treasury Regulation Section 1.704-3 (the 'Remedial Allocation Method') with respect to any National Assets.

     (c) Tax Cooperation.

     After the date of the Closing, National General Partners and Purchaser Holdings shall, and shall cause their respective subsidiaries and affiliates to, cooperate in the preparation of all Tax Returns and shall provide, or cause to be provided to the requesting party any records and other information requested by such party (limited, however, to information pertaining to National OLP, National MLP and NSSI) in connection therewith as well as permit access to, and permit the cooperation of, the auditors of the National General Partners and Purchaser Holdings. Purchaser Holdings and the

National MGP each further agree that they will cooperate fully, and cause their affiliates to cooperate fully, with each other and their counsel in the defense against or compromise of any claim asserted in any proceeding regarding Taxes imposed upon any of the National Parties, the National OLP or NSSI.

     (d) Certain Tax Contests.

     In connection with any audit, examination or other administrative or judicial proceeding with respect to any controversy involving the elections, methods or principles provided on Schedule 5.2(e) or a matter listed on
Schedule 5.14 (a 'Tax Controversy'), unless such elections, methods, principles or positions are contrary to Applicable Law (as that term is defined in the last paragraph of Section 5.2), the Purchaser and Purchaser Holdings agree that they shall cause the Purchaser OLP to contest in good faith and using commercially reasonable efforts with respect to such Tax Controversy and will not settle or otherwise compromise such Tax Controversy without the written consent of the National MGP prior to a final determination of such controversy by a Federal circuit court with applicable jurisdiction with respect to the Purchaser OLP (or any state court with similar appellate authority). The Purchaser and Purchaser Holdings shall consult with the National MGP as reasonably required during the pendency of such Tax Controversy. The Purchaser and Purchaser Holdings shall pay all costs incurred in connection with such Tax Controversy other than costs incurred in connection with any proceeding in the Federal circuit court with applicable jurisdiction (or any state court with similar appellate authority) with respect to the Purchaser OLP, which costs shall be shared equally by the National MGP and Purchaser Holdings. The Purchaser and the National MGP shall jointly control the Tax Controversy after a decision of any court with respect to such Tax Controversy. This Section 5.17(d) shall not apply to any Tax Controversy that National MGP has assumed control of pursuant to the last paragraph of Section 5.2.

                                   ARTICLE VI
                                   CONDITIONS

SECTION 6.1 Conditions to the Merger.

     The respective obligations of each party to effect the Merger shall be subject to the satisfaction at or prior to the Effective Time of the following conditions and only the following conditions:

     (a) Conveyance of Acquired Interests.

     Good and valid title to the Acquired Interests owned by the National Parties shall have been conveyed to the Purchaser and Purchaser General Partner pursuant to Sections 2.1 and 2.2, free and clear of any liens, claims or encumbrances.

     (b) Approval of a Unit Majority.

     This Agreement and the Merger and the other transactions contemplated hereby shall have been approved and adopted by the affirmative vote of at least a majority of the outstanding National Common Units voting as a class and at least a majority of the outstanding National Subordinated Units voting as a class to the extent required by the Delaware Law and the National MLP Partnership Agreement.

     (c) No Injunctions or Restraints.

     No statute, rule, decision, regulation, executive order, decree, temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other governmental entity preventing the consummation of the Merger shall be in effect and no action or proceeding shall be pending which could reasonably be expected to result in such order or injunction.

     (d) Corporate and Partnership Authority.

     The representations and warranties of the National Parties set forth in
Section 3.2 shall be true and correct as of the Closing Date as though made as of such date, provided that this clause (d) shall only be a condition to the obligation of the Purchaser Parties.

     (e) Acceptance.

     The Acceptance shall have occurred.

SECTION 6.2 Conditions to the Purchase of National OLP Interests.

     The obligations of the Purchaser and the Purchaser General Partner to purchase the Acquired Interests owned by the National Parties pursuant to
Section 2.1(b) shall be subject to the satisfaction at or prior to the Effective Time of the following conditions and only the following conditions:

     (a) Reorganization.

     The transactions contemplated by Section 2.1(a) shall have been consummated.

     (b) Approval of a Unit Majority.

     This Agreement and the Merger and the other transactions contemplated hereby shall have been approved and adopted by the affirmative vote of at least a majority of the outstanding National Common Units voting as a class and at least a majority of the outstanding National Subordinated Units voting as a class to the extent required by the Delaware Law and the National MLP Partnership Agreement.

     (c) No Injunctions or Restraints.

     No statute, rule, decision, regulation, executive order, decree, temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other governmental entity preventing the acquisition of the Acquired Interests owned by the National Parties by the Purchaser or Purchaser General Partner shall be in effect and no action or proceeding shall be pending which could reasonably be expected to result in such order or injunction.

     (d) Corporate and Partnership Authority.

     The representations and warranties of the National Parties set forth in
Section 3.2 and 3.7(j) shall be true and correct as of the Closing Date as though made as of such date.

     (e) Acceptance.

     The Acceptance shall have occurred.

     (f) Prepayment.

     The National OLP shall concurrently prepay all the First Mortgage Notes under Section 9.2 of the Note Agreements and its outstanding indebtedness under the Acquisition Line.

                                  ARTICLE VII
                        EMPLOYEES AND EMPLOYEE BENEFITS

SECTION 7.1 Offers of Employment; Severance Obligations.

     The Purchaser has previously been delivered a list of employees of the National MGP and its affiliates who are employed by the National MGP in connection with the business of the National MLP and the National OLP setting forth the title and base compensation and 1998 bonus of those employees who are active employees on the date of this Agreement, including those on temporary leave for jury duty, family and short-term medical leave, vacation or military duty (the 'Employees'). The parties agree that all Employees will be offered employment by the Purchaser Parties. All costs of severance relating to Employees (a) under the National MGP Employee Retention Program ('Retention Program'), a true and correct copy of which is attached hereto as Schedule 7.1(a) (including related litigation costs), (b) under those certain employment and severance agreements listed on Schedule 7.1(b), (c) amounts related to payments under the stock, phantom stock, unit or phantom unit plans maintained by the National MGP and identified on Schedule 7.1(c) which would be payable as a result of the transactions contemplated hereby, or (d) arising by operation of law, shall be for the Purchaser's account.

SECTION 7.2 Increased Severance Costs.

     Except as otherwise contemplated or permitted by this Agreement (including, without limitation, Sections 5.2(a) and (d) hereof), the National MGP shall take no action that would reasonably be expected to result in increased severance cost obligations to the Purchaser or its affiliates as set forth in Section 7.1 hereof without the prior written consent of Purchaser General Partner, which shall not be unreasonably withheld.

SECTION 7.3 401(k) Plan; Direct Roll-Over.

     For Employees who so elect, the Purchaser Parties' 401(k) Plan shall accept direct roll-overs from the National MGP 401(k) Plan.

SECTION 7.4 Assumed Employee Liabilities.

     (a) At the Effective Time, the Purchaser shall assume all liabilities of the National Parties to, or with respect to, the Employees (or their dependents or beneficiaries), including, without limitation, pursuant to the Retention Program, accrued vacation, compensation payable under the incentive compensation plans listed on Schedule 7.4, liability under any workers compensation law or plan (regardless of when the incident occurred), liability under COBRA or the Worker Adjustment and Retaining Notification Act of 1988 ('WARN') or any similar state law, and any other liability related to or based upon employment with the National Parties.

     (b) In addition to, and not in limitation of, the foregoing, the Purchaser shall assume at the Effective Time all liabilities of the National MGP which the National MGP is or would become entitled to reimbursement pursuant to Section
7.4 of the National MLP Partnership Agreement assuming for this purpose such reimbursement right continued after the Effective Time except where such provision would be inconsistent with clauses (i), (ii) or (iii) of Section 5.16; provided, however, that, without limiting the terms of the reimbursement provisions set forth in such Section 7.4(b) of the National MLP Partnership Agreement, the Purchaser agrees that such reimbursement shall be made consistent in nature, amount and method of determination with past practices in the ordinary course of business.

SECTION 7.5 Collective Bargaining Matters.

     The Purchaser shall expressly recognize any collective bargaining representative recognized by the National MGP or any of the National Parties as of the Effective Time for units consisting of Employees and identified on
Schedule 7.5 and shall expressly assume any and all of the National MGP's and the National Parties' obligations under any collective bargaining agreements (all as listed on Schedule 7.5) existing at the Effective Time with respect to the Employees.

SECTION 7.6 Multiemployer Plan Arrangements.

     In connection with the possible imposition of withdrawal liability under
Section 4201(a) of ERISA ('Withdrawal Liability') by reason of the consummation of the Transactions, the Purchaser will have the option, determined by it in its sole discretion, to elect to utilize, on a plan-by-plan basis, either paragraph
(a) or (b) of this Section 7.6 with respect to each of the multiemployer pension plans to which the National Parties had an obligation to contribute in connection with Employees immediately prior to the Effective Time (each, a 'Multiemployer Plan'):

     (a) The Purchaser and the National Parties will effect an agreement under
Section 4204 of ERISA, as follows:

          (i) The Purchaser will contribute to the Multiemployer Plans for substantially the same number of contribution base units (as defined in Section 4001(a)(11) of ERISA) for which the National Parties had an obligation to contribute for each of such Multiemployer Plans as may be required under Section 4204(a)(1)(A) of ERISA.

          (ii) The Purchaser and the National Parties shall each take such appropriate actions as may be required of them respectively by Section 4204 of ERISA in order for the National Parties not to incur primary withdrawal liability under ERISA at the Effective Time, including their providing such bonds or escrow arrangements as may be required by the Multiemployer Plans under Section 4204 ERISA.

          (iii) If the Purchaser completely or partially withdraws from any Multiemployer Plan during the first five (5) plan years beginning after the Effective Time, the National Parties will be secondarily liable for any withdrawal liability that the National Parties would have incurred at the Effective Time were it not for the application of Section 4204 of ERISA.

     (b) To the extent that any of the National Parties shall incur Withdrawal Liability in connection with any of the Multiemployer Plans by reason of the consummation of the Transactions under circumstances in which no agreement has been effected under Section 7.6(a) with respect to such Multiemployer Plan, the Purchaser shall directly pay in a single sum any and all such Withdrawal Liability so incurred to the applicable Multiemployer Plan; provided, however, that notwithstanding the foregoing, to the extent that the Purchaser elects to utilize Section 7.6(a) with respect to a Multiemployer Plan and any of the National Parties nonetheless incurs Withdrawal Liability in connection with such Multiemployer Plan on account of the failure of any of the National Parties to satisfy any of the requirements of Section 4204 of ERISA applicable with respect thereto, the Purchaser shall not be required to pay such Withdrawal Liability.

SECTION 7.7 Losses Relating to Employees and Employee Benefits.

     The Purchaser and the Purchaser OLP shall fully indemnify, defend, and hold harmless the National Parties from and against any liability, loss, damage or expense the National Parties may incur as a result of any claim made with respect to any obligation of, or liability assumed by, the Purchaser and Purchaser OLP pursuant to this Article VII.

                                  ARTICLE VIII
                                  TERMINATION

SECTION 8.1 Events of Termination.

     Notwithstanding any other provision hereof, this Agreement may be terminated prior to the Acceptance Date or, with respect to clause (d) below, the Closing Date, as set forth below.

     (a) Consent.

     By Purchaser General Partner and the National MGP upon their mutual written agreement.

     (b) No National Common Units Purchased.

     By (i) the Purchaser, if the Offer expires or is terminated or withdrawn in accordance with the terms thereof or Section 1.1(a) hereof without any National Common Units being purchased thereunder or as a result of the occurrence or existence of any condition set forth in Annex A hereto but subject to Section 1.1(a) hereof or (ii) by the National MGP, if the Offer is terminated, or has not been commenced in accordance with the terms hereof within five business days of the date hereof, or if the Purchaser has not purchased National Common Units validly tendered and not withdrawn pursuant to the Offer in accordance with the terms hereof within 90 days after commencement of the Offer or (iii) by the Purchaser if, as a result of the occurrence or existence of any condition set forth in Annex A hereto, the Offer has not been commenced in accordance with the terms hereof within 60 days of the date hereof; provided, however that the party seeking to terminate this Agreement pursuant to this Section 8.1(b) and its affiliated parties are not in material breach of any of its representations, warranties or covenants contained herein.

     (c) National Recommendation.

     By the National MGP prior to the Acceptance Date acting through the Special Committee or by Purchaser General Partner, if the Special Committee determines that a National Possible Alternative would constitute a National Superior Transaction and the National Board or the Special Committee, consistent with
Section 5.8, withdraws, modifies, qualifies or changes in a manner adverse to the

Purchaser its recommendation that the holders of National Common Units tender their National Common Units in the Offer.

     (d) Outside Date.

     By either Purchaser Holdings or the National MGP in writing if the Closing has not occurred by the date that is 210 days after purchase of the National Common Units pursuant to the Offer; provided, however, that no party whose breach hereof has been the cause of the failure to close shall have the right to terminate this Agreement under this Section 8.1(d).

     (e) Applicable Law Change.

     By National MGP prior to the Acceptance Date if (A) the Applicable Date with respect to any matter is the date of this Agreement and (B) the National MGP notifies the Purchaser in writing that the relevant Applicable Law Change would adversely affect the tax deferral for the benefit of the National MGP sought to be achieved by the last paragraph of Section 5.2 and Section 5.9 hereof.

SECTION 8.2 Effect of Termination.

     The following provisions shall apply in the event of a termination of this
Agreement:

     (a) No Liability.

     If this Agreement is terminated as permitted under Section 8.1, no party hereto (or its officers or directors) will have any liability or further obligation to any other party to this Agreement, except for obligations pursuant to the last sentence of Section 5.1 hereof and any liability resulting from the breach hereof or as set forth in this Section 8.2.

     (b) Termination Fee.

     In view of the expenses and foregone opportunities associated with the negotiation and execution of this Agreement, if this Agreement is terminated as permitted under Section 8.1(c), the National MLP shall have the obligation to pay or cause to be paid promptly (but in no event more than three (3) days after this Agreement is so terminated) to the Purchaser a fee of $3.0 million in cash. No obligations of the National MGP, the National MLP or the National OLP under this Agreement shall be terminated until such payment has been made.

     (c) Topping Fee.

     In the event that (i) this Agreement is terminated pursuant to Section 8.1(c) and (ii) within the 12 months following such termination a National Possible Alternative is consummated which is more beneficial than the transactions contemplated by this Agreement, taken as a whole, to the holders of National Common Units other than the National MGP and its affiliates, then the National MLP shall pay to the Purchaser, within three days of such consummation, a topping fee equal to $6.0 million (inclusive of any amounts previously paid by the National MLP pursuant to Section 8.2(b) hereof). If the transaction does not involve the acquisition of substantially all of the interests in or assets of the National MLP or the National OLP, then the calculation of the amount to be paid in excess of amounts paid pursuant to Section 8.2(b) shall be adjusted on a pro rata basis.

     (d) Specific Performance; Attorneys' Fees.

     The parties hereto acknowledge that the transactions contemplated hereby are unique and specifically identifiable. Accordingly, the parties hereto further agree and stipulate that if the Acceptance or the Closing does not occur because of the willful failure of the National Parties, on the one hand, or the Purchaser Parties, on the other hand, to perform their respective obligations hereunder, (i) monetary damages and any other remedy at law will not be adequate, (ii) the non-defaulting party shall be entitled to specific performance as the remedy for such breach, (iii) each party hereto agrees to waive any objection to the remedy of specific performance, (iv) each party agrees that the granting of specific performance by any court will not be deemed to be harsh or oppressive to the party who is ordered specifically to perform its obligations under this Agreement, and (v) in connection with any action for specific performance, the prevailing party shall be entitled to reasonable attorneys' fees and other costs of prosecuting or defending such action.

     (e) Other Remedies.

     The right to seek specific performance hereunder shall not preclude any party to seek any other remedy at law or in equity.

     (f) Outside Date Breakage Fee.

     In the event that this Agreement is terminated pursuant to Section 8.1(d) or is terminated upon mutual agreement of the parties, on the date of such termination Triarc shall unconditionally and irrevocably pay to the Purchaser, as an inducement for the Purchaser Parties to enter into this Agreement and as a breakage payment for such termination, the sum of (i) $2.40 multiplied by the number of Common Units accepted and paid for in the Offer (such amount, the 'Fee'), and (ii) interest on the Fee, calculated based on a rate per annum of 9.44%, for the period from the Acceptance Date to such date of termination; it being understood that Triarc hereby waives any right to set-off, counterclaim or any other defense to such payment. It is agreed by the parties that payment of such sum by Triarc shall not in any way limit any parties' right to seek recovery of any damages as contemplated under this Agreement or any parties' liability with respect to such damages.

                                   ARTICLE IX
                                INDEMNIFICATION

SECTION 9.1 Indemnification of Certain National Parties.

     (a) Indemnification of Certain National Parties.

     The Purchaser, Purchaser Holdings and Purchaser General Partner, from and after the Closing, shall (and shall cause the Purchaser OLP to) jointly and severally indemnify and hold harmless, to the fullest extent permitted by law, the National General Partners, Triarc and their respective stockholders, officers, directors, affiliates, successors and assigns from and against any and all losses, costs, damages, expenses (including reasonable attorneys' fees), liabilities and claims (collectively, 'Losses') arising or resulting from, or relating to (a) the amounts referred to in Section 5.16(a)(iv); (b) any material breach of the representations or warranties in Article IV; (c) the conduct of the business or operations of the Purchaser, the Purchaser OLP, the National MLP, the National OLP or NSSI following the Effective Time; (d) any litigation pending on the date hereof specified on Schedule 9.1; and (e) the Marshfield, Wisconsin property, except in each case of clauses (a) through (c) for Losses for which the National MGP is indemnifying the Purchaser and its affiliates pursuant to Section 9.2 below. In addition, the Purchaser, Purchaser Holdings and Purchaser General Partner, from and after the Closing, shall (and shall cause the Purchaser OLP to) jointly and severally indemnify and hold harmless the National General Partners, Triarc and their respective stockholders, officers, directors, affiliates, successors and assigns (including any person who has acted in any such capacity at any time prior to the Effective Time), in the manner set forth in Section 7.7 of the National MLP Partnership Agreement and Section 7.7 of the National OLP Partnership Agreement, from and against all Losses arising or resulting from or relating to the National MLP, the National OLP, the National General Partners or NSSI, from which such persons, or any of them, would have been entitled to be indemnified pursuant to such Section except in each case for Losses for which the National MGP is indemnifying the Purchaser and its affiliates pursuant to Section 9.2 below; provided, that this indemnification shall not be limited as provided in the last sentence of Section 7.7(a) of the National MLP Partnership Agreement or the last sentence of Section 7.7(a) of the National OLP Partnership Agreement. For purposes only of giving effect to the indemnification set forth in the immediately preceding sentence, all of the terms and provisions of the National MLP Partnership Agreement and the National OLP Partnership Agreement are incorporated herein mutatis mutandis.

     (b) Limitation of Liability.

     For purposes of this Article IX, all Losses shall be computed net of (a) any insurance proceeds actually received from third-party insurance (without consideration of deductibles) for the event or occurrence giving rise to the Losses, and (b) any amounts actually received from any third parties based on claims related to the event or occurrence giving rise to the Losses that the indemnified party has against such third parties, which reduce the Losses that would otherwise be sustained. If any indemnifying party pays to the indemnified party any Losses under this Article IX and the indemnified party subsequently recovers from some other person any sum in respect of any matter giving rise to the relevant claim, the indemnified party shall repay to the indemnifying party the lesser of (a) the amount paid by the indemnifying party to the indemnified party and (b) the sum recovered from such other person.

     (c) Limitations with Respect to Certain Tax Losses.

     Any amounts indemnified under the last paragraph of Section 5.2 or Section
5.9 shall be computed as therein provided, but shall otherwise be subject to
Article IX. No indemnity shall be provided to the National MGP with respect to any Losses arising under the last paragraph of Section 5.2, Section 5.9 or
Section 5.14 (the 'Tax Indemnity Provisions') to the extent that any such Losses or any portion thereof are attributable to (i) the Internal Revenue Service determining the National MGP is not a partner with respect to the Purchaser OLP or the Debt Indemnity is not recognized as an obligation by the National MGP to make payments with respect to the Indemnified Debt or reimburse a third party with respect to the Indemnified Debt resulting in the Indemnified Debt not being allocated to National MGP under Code Section 752 or (ii) any merger of the National MGP with or into Triarc or an affiliate of Triarc, or the transfer permitted by the last sentence of Section 2.1(a), results in the recognition by the National MGP, National SGP or any transferee thereof pursuant to the last sentence of Section 2.1(a) or any successor thereto of any income or gain for federal income tax purposes, except in each case to the extent such determination results from the breach by Purchaser or Purchaser Holdings of any provision of this Agreement. Any Losses arising under more than one of the Tax Indemnity Provisions shall be subject to indemnification under only one of such provisions and shall not be subject to further indemnification hereunder. Losses relating to Taxes shall only be subject to indemnification hereunder pursuant to the Tax Indemnity Provisions.

     (d) Limitation of Indemnification.

     Notwithstanding any other provision of this Agreement to the contrary, in no event shall any indemnification be provided under this Article 9 or under the Tax Indemnity Provisions in respect of any consequential, exemplary, indirect, incidental, special or punitive damages or lost profits.

SECTION 9.2 Indemnification of the Purchaser Parties.

     (a) Debt Indemnity.

     The National MGP, from and after the Closing Date, shall indemnify and hold harmless Purchaser Holdings and its affiliates, any successors thereto, or any of the preceding persons who subsequent to the Closing Date guarantees or otherwise incurs any liability with respect to the Indemnified Debt (as defined below), from and against any and all Losses arising or resulting from, or relating to any payments that Purchaser Holdings and its affiliates or any successors thereto are required to make (and make) from their own funds (after prior recourse is had to the assets of the Purchaser OLP); with respect to the National OLP debt at the Closing Date (as set forth on Schedule 9.2(a)) and any refinancing, refunding or replacement thereof ('Indemnified Debt'), due to the inability of the Purchaser OLP to pay or refinance any such Indemnified Debt from the assets of the Purchaser OLP. The National MGP shall be subrogated to such rights of Purchaser Holdings to the extent that the National MGP has made any payment in respect of the indemnity referred to in this Section 9.2(a) (the 'Debt Indemnity'). Purchaser Holdings acknowledges that the National MGP will make no representations, warranties or covenants (including without limitation regarding net worth of the National MGP) in connection with the Debt Indemnity.

     (b) Other Indemnity.

     Any amounts indemnified under the last paragraph of Section 5.2 shall be computed as therein provided, but shall otherwise be subject to Article IX. The National MGP and Triarc, from and after the Acceptance Date, shall jointly and severally indemnify and hold harmless Purchaser Holdings, the

Purchaser, Purchaser General Partner and their respective stockholders, officers, directors, affiliates, successors and assigns from and against any and all Losses arising or resulting from, or relating to ('Other Indemnity') (i) any material breach of the representations or warranties in Sections 3.1, 3.2 and
3.7 hereof, or (ii) any claim made by any holder of indebtedness of the National OLP, to the extent relating to any act or omission of the National MGP, Triarc or their affiliates prior to Closing, if such claim has been asserted in writing prior to the Acceptance Date and does not arise from or relate to the transactions contemplated by this Agreement or any action or omission otherwise requested by the Purchaser.

SECTION 9.3 Termination of Indemnities; Survival Periods.

     All obligations of the National MGP (other than obligations with respect to payments that may become due as a result of any claims made by any holder of Indemnified Debt prior to date of termination) with respect to the Debt Indemnity shall terminate upon the sale of the Special Limited Partner Interests pursuant to a Put Notice or a Call Notice. Except as provided in this Section 9.3, none of the representations and warranties in this Agreement shall survive the Acceptance Date. In addition, all obligations of the National MGP and Triarc with respect to the Other Indemnity shall terminate on the first anniversary of the date of this Agreement (other than obligations with respect to payments that may become due as a result of any good faith claims made to Triarc prior to the first anniversary of the date of this Agreement) except that obligations in respect of Losses arising or resulting from breaches of representations and warranties in Section 3.7 shall not terminate. All covenants, agreements and indemnities contained herein which by their terms are to be performed after the Closing Date shall survive the Closing Date.

SECTION 9.4 Demands.

     Each indemnified party hereunder agrees that promptly upon its discovery of facts giving rise to a claim for indemnity under the provisions of this Agreement, including receipt by it of notice of any demand, assertion, claim, action or proceeding, judicial or otherwise, by any third party (such third party actions being collectively referred to herein as the 'Claim'), with respect to any matter as to which it claims to be entitled to indemnity under the provisions of this Agreement, it will give prompt notice thereof in writing to the indemnifying party, together with a statement of such information respecting any of the foregoing as it shall have. Such notice shall include a demand for indemnification under this Agreement. The indemnifying party shall not be obligated to indemnify the indemnified party with respect to any Claim if the indemnified party failed to notify the indemnifying party thereof in accordance with the provisions of this Agreement in sufficient time to permit the indemnifying party or its counsel to defend against such matter and to make a timely response thereto including, without limitation, any responsive motion or answer to a complaint, petition, notice or other legal, equitable or administrative process relating to the Claim, only insofar as such failure to notify the indemnifying party has actually resulted in prejudice or damage to the indemnifying party.

SECTION 9.5 Right to Contest and Defend.

     The indemnifying party shall be entitled at its cost and expense to contest and defend by all appropriate legal proceedings any Claim with respect to which it is called upon to indemnify the indemnified party under the provisions of this Agreement; provided, that notice of the intention so to contest shall be delivered by the indemnifying party to the indemnified party within 20 business days from the date of receipt by the indemnifying party of notice by the indemnified party of the assertion of the Claim. Any such contest may be conducted in the name and on behalf of the indemnifying party or the indemnified party as may be appropriate. Such contest shall be conducted by counsel selected and employed by the indemnifying party and reasonably acceptable to the indemnified party, but the indemnified party shall have the right but not the obligation to participate in such proceedings and to be represented by counsel of its own choosing at its sole cost and expense. Provided that the indemnifying party acknowledges in writing that it is unconditionally obligated to provide such indemnification, the indemnifying party shall have full authority to determine all action to be taken with respect thereto; provided, however, that the indemnifying party will not have the authority to subject the indemnified party to any obligation whatsoever, other than the performance of purely ministerial tasks or obligations not involving material expense. If the indemnifying party does not elect to contest any such Claim, the indemnifying party shall be bound by the result obtained with respect thereto by the indemnified party. At any time after the commencement of the defense of any Claim, the indemnifying party may request the indemnified party to agree in writing to the abandonment of such contest or to the payment or compromise by the indemnifying party of the asserted Claim, whereupon such action shall be taken unless the indemnified party determines that the contest should be continued, and so notifies the indemnifying party in writing within 20 business days of such request from the indemnifying party. If such abandonment or compromise contemplates (i) the unconditional release of the indemnified party from all further Claims arising out of the subject matter thereof, (ii) no admission of culpability by the indemnified party and (iii) no restrictions on the future operations of the indemnified party, and the indemnified party nevertheless determines that the contest should be continued, the indemnifying party shall be liable hereunder only to the extent of the amount that the other party to the contested Claim had agreed unconditionally to accept in payment or compromise as of the time the indemnifying party made its request therefor to the indemnified party.

SECTION 9.6 Cooperation.

     If requested by the indemnifying party, the indemnified party agrees to cooperate with the indemnifying party and its counsel at the cost of the indemnifying party in contesting any Claim that the indemnifying party elects to contest or, if appropriate, in making any counterclaim against the person asserting the Claim, or any cross-complaint against any person, and the indemnifying party will reimburse the indemnified party for any expenses incurred by it in so cooperating. At no cost or expense to the indemnified party, the indemnifying party shall cooperate with the indemnified party and its counsel in contesting any Claim.

SECTION 9.7 Right to Participate.

     The indemnified party and the indemnifying party each agree to afford the other party and its counsel the opportunity to be present at, and to participate in, conferences with all persons, including governmental authorities, asserting any Claim against the indemnified party or conferences with representatives of or counsel for such persons.

SECTION 9.8 Payment of Damages.

     The indemnifying party shall pay to the indemnified party in immediately available funds any amounts to which the indemnified party may become entitled by reason of the provisions of this Agreement, such payment to be made within five days after any such amounts are finally determined either by mutual agreement of the parties hereto or pursuant to the final unappealable judgment of a court of competent jurisdiction.

SECTION 9.9 Exclusivity.

     The parties acknowledge and agree that following the Acceptance, the indemnification provisions contained in this Article IX with respect to a claim for a breach of a representation or warranty constitute the sole remedy with respect to such matters.

                                   ARTICLE X
                                 MISCELLANEOUS

SECTION 10.1 [Intentionally Left Blank].

SECTION 10.2 Notices.

     Any notice, request, instruction, correspondence or other document to be given hereunder by either party to the other (herein collectively called 'Notice') shall be in writing and delivered in person or by courier service requiring acknowledgment of receipt of delivery or mailed by certified mail, postage prepaid and return receipt requested, or by telecopier, as follows:

     If to any of the National Parties, addressed to:

               National Propane Corporation
               200 1st Street SE
               Suite 1700
               Cedar Rapids, Iowa 52401
               Attention: President
               Telecopy: (800) 354-9213

          with a copy to:

               Triarc Companies, Inc.
               280 Park Avenue
               New York, NY 10017
               Attention: Brian L. Schorr, Esq.
               Telecopy: (212) 451-32167

          with a copy to:

               Andrews & Kurth L.L.P.
               805 Third Avenue
               New York, NY 10022
               Attention: Mike Rosenwasser, Esq.
               Telecopy: (212) 850-2929

     If to any of the Purchaser Parties, addressed to:

               Columbia Propane Corporation
               c/o Columbia Energy Group
               13880 Dulles Corner Lane
               Herndon, VA 20171
               Attention: Mark A. Cleaves
               Telecopy: (703) 561-7311

          with a copy to:

               Columbia Propane Corporation
               c/o Columbia Energy Group
               13880 Dulles Corner Lane
               Herndon, VA 20171
               Attention: Legal Department
               Telecopy: (703) 561-7303

          and

               LeBoeuf, Lamb, Greene & MacRae, L.L.P.
               125 West 55th Street
               New York, NY 10019
               Attention: Robert S. Rachofsky
               Telecopy: (212) 424-8500

Notice given by personal delivery, courier service or mail shall be effective upon actual receipt. Notice given by telecopier shall be confirmed by appropriate answer back and shall be effective upon actual receipt if received during the recipient's normal business hours, or at the beginning of the recipient's next business day after receipt if not received during the recipient's normal business hours. All Notices by telecopier shall be confirmed promptly after transmission in writing by certified mail or personal delivery. Any party may change any address to which Notice is to be given to it by giving Notice as provided above of such change of address.

SECTION 10.3 Governing Law.

     The provisions of this Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware and the federal laws of the United States. Each party hereto hereby irrevocably and unconditionally (a) consents and submits to the exclusive jurisdiction of the courts of the State of Delaware and of the United States of America located in the State of Delaware

(each a 'Delaware Court') for any actions, suits or proceedings arising out of or relating to this Agreement or the transactions contemplated hereby, (b) agrees that any such action, suit or proceedings may be brought or maintained only in a Delaware Court and in no other forum, (c) agrees that service of any process, summons, notice or document by U.S. Registered or certified mail to such party at the address specified in Section 10.2 shall be effective service of process in any such action, suit or proceeding in any Delaware Court, and (d) irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of or related to this Agreement or the transactions contemplated hereby in any Delaware Court located in Wilmington, Delaware, and further irrevocably and unconditionally waives and agrees not to plead a claim in any such court that any such action, suit or proceeding has been brought in an inconvenient forum.

SECTION 10.4 Entire Agreement; Amendments and Waivers.

     This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties, and there are no warranties, representations or other agreements between the parties in connection with the subject matter hereof except as set forth specifically herein or contemplated hereby. No supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. The failure of a party to exercise any right or remedy shall not be deemed or constitute a waiver of such right or remedy in the future. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (regardless of whether similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.

SECTION 10.5 Binding Effect and Assignment.

     This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; but neither this Agreement nor any of the rights, benefits or obligations hereunder shall be assigned, by operation of law or otherwise, by any party hereto without the prior written consent of either Purchaser General Partner or the National MGP, as applicable, other than as set forth herein. Nothing in this Agreement, express or implied, is intended to confer upon any person or entity other than the parties hereto and their respective successors and permitted assigns, any rights, benefits or obligations hereunder.

SECTION 10.6 Severability.

     If any provision of the Agreement is rendered or declared illegal or unenforceable by reason of any existing or subsequently enacted legislation or by decree of a court of last resort, the parties hereto shall promptly meet and negotiate substitute provisions for those rendered or declared illegal or unenforceable, but all of the remaining provisions of this Agreement shall remain in full force and effect.

SECTION 10.7 Parties in Interest.

     This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

SECTION 10.8 Disclosure.

     Disclosure of a matter in any schedule to this Agreement shall be deemed disclosure with respect to any other schedule so long as the relevance of the matter to such other schedule is reasonably apparent. The mere inclusion of an item in any schedule shall not be deemed an admission that such item represents a material exception of fact, event or circumstance or that such item would result in a Material Adverse Effect.

SECTION 10.9 Interpretation.

     The Article and Section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties hereto and shall not in any way affect the meaning or interpretation of this Agreement.

SECTION 10.10 References; Construction.

     References to any 'Article,' 'Exhibit,' 'Schedule' or 'Section,' without more, are to Articles, Exhibits, Schedules and Sections to or of this Agreement. Unless otherwise expressly stated, clauses beginning with the term 'including' set forth examples only and in no way limit the generality of the matters thus exemplified.

SECTION 10.11 Context.

     Whenever the context so requires, the singular number includes the plural and vice versa, and a reference to one gender includes the other gender and the neuter.

SECTION 10.12 Execution.

     This Agreement may be executed in multiple counterparts each of which shall be deemed an original and all of which shall constitute one instrument.

     EXECUTED as of the date first set forth above.

                               NATIONAL PROPANE PARTNERS, L.P.,

                               By: National Propane Corporation,
                                   Its Managing General Partner

                               By: /S/ RONALD R. ROMINIECKI
                                   ...................................
                                   NAME: RONALD R. ROMINIECKI
                                   TITLE: PRESIDENT AND CHIEF OPERATING OFFICER

                               NATIONAL PROPANE CORPORATION

                               By: /S/ RONALD R. ROMINIECKI
                                   ...................................
                                   NAME: RONALD R. ROMINIECKI
                                   TITLE: PRESIDENT AND CHIEF OPERATING OFFICER

                               NATIONAL PROPANE SGP, INC.

                               By: /S/ RONALD R. ROMINIECKI
                                   ...................................
                                   NAME: RONALD R. ROMINIECKI
                                   TITLE: PRESIDENT AND CHIEF OPERATING OFFICER

                               TRIARC COMPANIES, INC.

                               By: /S/ ERIC D. KOGAN
                                   ...................................
                                   NAME: ERIC D. KOGAN
                                   TITLE: EXECUTIVE VICE PRESIDENT -- CORPORATE
                                          DEVELOPMENT

                               COLUMBIA PROPANE CORPORATION

                               By: /S/ A. MASON BRENT
                                   ...................................
                                   NAME: A. MASON BRENT
                                   TITLE: PRESIDENT AND CEO

                               COLUMBIA PROPANE L.P.

                               By: CP Holdings, Inc.
                                   Its General Partner

                               By: /S/ A. MASON BRENT
                                   ...................................
                                   NAME: A. MASON BRENT
                                   TITLE: PRESIDENT AND CEO

                               CP HOLDINGS, INC.

                               By: /S/ A. MASON BRENT
                                   ...................................
                                   NAME: A. MASON BRENT
                                   TITLE: PRESIDENT AND CEO

                                               ANNEX A TO THE PURCHASE AGREEMENT


                            CONDITIONS TO THE OFFER

     Notwithstanding any other provision of the Offer, the Purchaser shall not be required to accept for payment or pay for any National Common Units tendered pursuant to the Offer, and may terminate, extend or amend the Offer and may postpone the acceptance for payment of and payment for National Common Units tendered, if (i) the Minimum Condition shall not have been satisfied, (ii) any applicable waiting period under the HSR Act shall not have expired or been terminated prior to the expiration of the Offer or (iii) at any time on or after the date of this Agreement, and prior to the acceptance for payment of National Common Units, any of the following conditions shall exist:

     (a) there shall be instituted or pending any action or proceeding, or there shall have been issued and remain in effect any temporary restraining order, preliminary or final injunction, order or decree by any court or governmental, administrative or regulatory authority or agency, domestic or foreign, resulting from any action or proceeding brought by any person which does or could reasonably be expected to (i) restrain or prohibit the making of the Offer or the consummation of any other Transaction, (ii) prohibit or limit ownership or operation by the National MLP, Purchaser General Partner or the Purchaser of all or any material portion of the business or assets of the National MLP and its subsidiaries, taken as a whole, or Purchaser General Partner or any of its subsidiaries, or compel the National MLP, Purchaser General Partner or any of their subsidiaries to dispose of or hold separate all or any material portion of the business or assets of the National MLP, Purchaser General Partner, the Purchaser or any of their subsidiaries or impose any material limitation on the ability of Purchaser General Partner or the Purchaser to conduct such business or own such assets, in each case as a result of the Transactions; (iii) impose material limitations on the ability of Purchaser Holdings, Purchaser General Partner or the Purchaser (A) to exercise effectively full rights of ownership of any National Common Units or any of the other Acquired Interests, including, without limitation, the right to vote any National Common Units acquired by the Purchaser pursuant to the Offer, or otherwise on all matters properly presented to the National MLP's unitholders, including, without limitation, the approval and adoption of this Agreement and the Transactions or (B) to effectively control through the general partner interests included in the Acquired Interests the business and operations of the National MLP, National OLP or NSSI; or (iv) require divestiture by Purchaser General Partner, the Purchaser or any of their affiliates of any significant (in terms of value or control rights) partnership interest in the National MLP or the National OLP;

     (b) there shall have been any action taken, or any statute, rule, regulation, order or injunction enacted, entered, enforced, promulgated, amended, issued or deemed applicable to (i) Purchaser General Partner, the National MLP or any subsidiary or affiliate of Purchaser General Partner or the National MLP or (ii) any Transaction, by any legislative body, court, government or governmental, administrative or regulatory authority or agency, domestic or foreign, in the case of both (i) and (ii) other than the routine application of the waiting period provisions of the HSR Act to the Offer, or the Merger, in each case which results or could reasonably be expected to result in any of the consequences referred to in clauses (i) through (iv) of paragraph (a) above;

     (c) prior to the expiration of the Offer, all material filings or notifications required to be made prior to the acceptance for payment of any National Common Units with any governmental entity shall not have been made, and all material consents, approvals, authorizations or permits required to be obtained prior to the acceptance for payment of any National Common Units from all governmental entities in connection with the consummation of the transactions contemplated by this Agreement shall not have been obtained or shall not be in form and substance reasonably satisfactory to the Purchaser;

     (d) there shall have occurred (i) any general suspension of, or limitation on prices for, trading in securities on the New York Stock Exchange or in the over-the-counter market, (ii) a declaration of a banking moratorium or any substantial limitation or suspension of, payments in respect of banks in the United States, (iii) any material limitation (whether or not mandatory) by any United States federal or state government or governmental, administrative or regulatory authority or agency on the extension of credit by banks or other lending institutions, (iv) a commencement of a war or armed hostilities or other national or international calamity directly or indirectly involving the United States having a significant adverse effect on the functioning of the financial markets in the United States, or (v) in the case of any of the foregoing existing on the date hereof, a material acceleration or worsening thereof;

     (e) (i) the National Board or the Special Committee shall have withdrawn, modified, qualified or changed in a manner adverse to Purchaser General Partner or the Purchaser the approval or recommendation of the Offer, the Transactions, the Merger or this Agreement or approved or recommended any National Possible Alternative or any other acquisition of National Common Units other than the Offer, the Transactions and the Merger or (ii) the National Board or the Special Committee shall have resolved to do any of the foregoing;

     (f) any representation and warranty of the National Parties in this Agreement shall not be true and correct as of the date of this Agreement and as of the scheduled or extended expiration of the Offer as though such representation and warranty were made at and as of such time, except for any representation and warranty which is expressly made as of a specified date, in which case such representation and warranty shall be true and correct as of such specified date, except in all cases where the failure or failures of such representations and warranties to be so true and correct (without giving effect to any materiality or Material Adverse Effect qualification set forth herein) would not have or would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

     (g) the National Parties shall have failed to perform in any material respect any material obligation or to comply in any material respect with any material agreement or covenant of the National Parties to be performed or complied with by them under this Agreement;

     (h) this Agreement shall have been terminated in accordance with its terms;

     (i) any person, entity or 'group' other than Purchaser Holdings or any of its affiliates shall have become the beneficial owner (as that term is used in Rule 13d-3 under the Exchange Act) of 33% or more of the outstanding National Common Units;

     (j) the Purchaser and the National MGP shall have agreed that the Purchaser shall terminate the Offer or postpone the acceptance for payment of or payment for National Common Units thereunder;

     (k) Since September 30, 1998, and except as publicly disclosed prior to the date of this Agreement by the National MLP, there shall have occurred any Material Adverse Effect or any event or circumstance that (singly or together with any other such events or circumstances) could reasonably be expected to have a Material Adverse Effect;

     (l) The Note Agreements (including Amendment No. 2 thereto) shall not be in full force and effect or there shall exist and be continuing any Event of Default (as defined therein) thereunder or any condition or event that, with the giving of notice or the lapse of time or both, would constitute an Event of Default thereunder; or

     (m) There shall exist and be continuing under the Credit Agreement dated June 26, 1996, as amended, by and among the National OLP, BankBoston, N.A., and the bank lenders thereto, any Event of Default (as defined therein) or any condition or event that, with the giving of notice or passage of time or both, would constitute an Event of Default thereunder (other than any such Event of Default that shall have been waived pursuant to a waiver which is in full force and effect).

     The foregoing conditions are for the sole benefit of the Purchaser and Purchaser General Partner and may be asserted by the Purchaser or Purchaser General Partner regardless of the circumstances giving rise to any such condition and may be waived by the Purchaser or Purchaser General Partner in whole or in part at any time and from time to time in their sole discretion. The failure by Purchaser General Partner or the Purchaser at any time to exercise any of the foregoing rights shall not be deemed a waiver of any such right; the waiver of any such right with respect to particular facts and other circumstances shall not be deemed a waiver with respect to any other facts and circumstances; and each such right shall be deemed an ongoing right that may be asserted at any time and from time to time.

                                                                       ANNEX B

                              LEHMAN BROTHERS


                                  April 1, 1999


Special Committee of the Board of Directors
National Propane  Corporation
Suite 1700, 200 1st Street, S.E.
Cedar Rapids, IA 52401-1409


Dear Sirs:

     We understand that National Propane Corporation (the "Company" or the "Managing General Partner"), acting in its capacity as Managing General Partner of National Propane Partners, L.P. ("National" or the "Partnership"), is considering entering into a transaction (the "Proposed Transaction") pursuant to which (i) the Partnership will be acquired by Columbia Propane, L.P. and certain affiliates ("Columbia") and (ii) each of the units representing limited partnership interests in the Partnership (the "Common Units") that are held by common unitholders (the "Common Unitholders") will be converted into the right to receive $12.00 per unit in cash. The terms and conditions of the Proposed Transaction are set forth in more detail in the draft Purchase Agreement dated March 26, 1999 between National and Columbia and certain of their affiliates (the "Agreement").

     We have been requested by the Special Committee of the Board of Directors of the Company, acting in its capacity as Managing General Partner of National, to render our opinion with respect to the fairness, from a financial point of view, to the Common Unitholders of the consideration to be received by the Common Unitholders in the Proposed Transaction. We have not been requested to opine as to, and our opinion does not in any manner address, the Company's underlying business decision to proceed with or effect the Proposed Transaction.

     In arriving at our opinion, we reviewed and analyzed: (1) the Agreement and the specific terms of the Proposed Transaction; (2) such publicly available information concerning Columbia and National that we believed to be relevant to our analysis, including, without limitation, each of the periodic reports filed by National since its initial public offering on June 26, 1996, including the audited and unaudited financial statements included in such reports and statements; (3) financial and operating information with respect to the corporate structure, businesses, operations and prospects of National as furnished to us by the Company, including financial projections based on the business plan of the Partnership and, in particular; (a) certain estimates of propane sales volumes; (b) the budget for the fiscal year 1999; (c) projected operating cash flow for 1999-2003; and (d) the sensitivity of retail gallons sold to changes in weather; (4) a trading history of National's Common Units from June 26, 1996 to March 30, 1999 and a comparison of that trading history with those of other companies that we deemed relevant; (5) a comparison of the historical operating and financial results and present financial condition of National with those of other companies that we deemed relevant; and (6) a comparison of the financial terms of the Proposed Transaction with the financial terms of certain other transactions that we deemed relevant.

     In addition, we (a) had numerous discussions with the management of both the Company and Triarc concerning National's corporate structure, business, operations, financial condition, assets and growth opportunities; and (b) have undertaken such other studies, analyses and investigations as we deemed appropriate.

     In arriving at our opinion, we have assumed and relied upon the accuracy and completeness of the financial and other information that was used by us without assuming any responsibility for independent verification of such information and have further relied upon the assurances of the management of the Partnership that it was not aware of any facts or circumstances that would lead them to believe that such information, taken as a whole, was inaccurate or misleading in any material respect. With respect to National's budget for 1999 that was prepared in November 1998, we have been advised by the Partnership that such budget, at the time it was prepared, was prepared in good faith based on assumptions that, taken as a whole, were within the range of reasonableness. However, for purposes of our analysis, we also have considered certain assumptions and estimates with respect to the future financial performance of the Partnership from 1999 through 2003 and developed certain adjustments to the projections of the Partnership for 1999 and to the projections for the future financial performance of the Partnership over such period. We have discussed these adjusted projections with the management of the Partnership and they have agreed that the adjustments, taken as a whole, and adjusted projections are within a range of reasonableness. In arriving at our opinion, we have not conducted a physical inspection of the properties and facilities of the Partnership and have not made or obtained any evaluations or appraisals of the assets or liabilities of the Partnership. In addition, you have not authorized us to solicit, and we have not solicited, any indications of interest from any third party with respect to the purchase of all or a part of the Partnership's business. Our opinion necessarily is based upon market, economic and other conditions as they existed on, and can be evaluated as of, the date of this letter.

     In arriving at our opinion, we also considered the process and negotiations undertaken by the Managing General Partner in connection with the potential sale of National and the process and negotiations undertaken by the Managing General Partner, Triarc Companies, Inc. and the Special Committee of the Board of Directors in connection with the Proposed Transaction. We also considered the current distribution policy of the Partnership and the Common Unit arrearages that had been accrued to the date hereof.

     Based upon and subject to the foregoing, we are of the opinion as of the date hereof that, from a financial point of view, the consideration to be received by the Common Unitholders in the Proposed Transaction is fair to the Common Unitholders.

     We have acted as financial advisor to the Special Committee of the Board of Directors of the Company in connection with the Proposed Transaction and will receive a fee for our services. In addition, the Company has agreed to indemnify us for certain liabilities that may arise out of the rendering of this opinion. In the ordinary course of our business, we actively trade in the equity securities of the Partnership for our own account and for the accounts of our customers and, accordingly, may at any time hold a long or short position in such securities.

     This opinion is solely for the use and benefit of the Special Committee of the Board of Directors of the Company, acting in its capacity as Managing General Partner of National, and is rendered to the Special Committee in connection with its consideration of the Proposed Transaction. This opinion is not intended to be and does not constitute a recommendation to any Common Unitholder as to whether or not such Unitholder should tender his units in any tender offer with respect to the Proposed Transaction.

                                 Very truly yours,


                                 LEHMAN BROTHERS

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                                         ANNEX C

                  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA
                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Independent Auditors' Report................................................................................   C-2
Consolidated Balance Sheets -- December 31, 1997 and 1998...................................................   C-3
Consolidated Statements of Operations -- Years Ended December 31, 1996, 1997, and 1998......................   C-4
Consolidated Statements of Partners' Capital (Deficit)/Stockholders' (Deficit) -- Years Ended December 31,
  1996, 1997, and 1998......................................................................................   C-5
Consolidated Statements of Cash Flows Years Ended December 31, 1996, 1997, and 1998.........................   C-6
Notes to Consolidated Financial Statements..................................................................   C-7

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Partners of NATIONAL PROPANE PARTNERS, L.P.:

     We have audited the accompanying consolidated balance sheets of National Propane Partners, L.P. and subsidiaries (successor to National Propane Corporation and subsidiaries) ('National') as of December 31, 1997 and 1998, and the related consolidated statements of operations, partners' capital (deficit)/stockholders' (deficit) and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of National Propane Partners, L.P. and subsidiaries (successor to National Propane Corporation and subsidiaries) at December 31, 1997 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles.

     The accompanying financial statements have been prepared assuming that National will continue as a going concern. As discussed in Note 3 to the financial statements, at December 31, 1998, National was not in compliance with a certain covenant of its loan agreements and received from its lenders an unconditional waiver of compliance with the covenant as of December 31, 1998 and a conditional waiver with respect to future covenant non-compliance through August 31, 1999. National's difficulties in meeting its loan agreement covenants, the lack of adequate financing to fund its operations beyond the waiver period and its negative working capital discussed in Note 3 raise substantial doubt about its ability to continue as a going concern. Management's plans in regards to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

DELOITTE & TOUCHE LLP
Cedar Rapids, Iowa
February 20, 1999
(April 9, 1999 as to Note 3)

                NATIONAL PROPANE PARTNERS, L.P. AND SUBSIDIARIES
          (SUCCESSOR TO NATIONAL PROPANE CORPORATION AND SUBSIDIARIES)
                          CONSOLIDATED BALANCE SHEETS

                                                                                                 DECEMBER 31,
                                                                                             --------------------
                                                                                               1997        1998
                                                                                             --------    --------
                                                                                                (IN THOUSANDS)

                                          ASSETS
Current assets (Note 10):
     Cash and cash equivalents............................................................   $  4,616    $  4,448
     Receivables, net of allowance for doubtful accounts (Note 5).........................     19,227      14,455
     Finished goods inventories...........................................................      9,599       7,879
     Other current assets.................................................................      1,990       2,110
                                                                                             --------    --------
          Total current assets............................................................     35,432      28,892
Note receivable from Triarc Companies, Inc. (Notes 10 and 13).............................     40,700      30,700
Properties, net (Notes 6 and 10)..........................................................     80,346      77,653
Unamortized costs in excess of net assets of acquired companies
  (Notes 7, 18, and 19)...................................................................     17,616      16,862
Other assets (Notes 8 and 10).............................................................      8,415       6,930
                                                                                             --------    --------
                                                                                             $182,509    $161,037
                                                                                             --------    --------
                                                                                             --------    --------

                       LIABILITIES AND PARTNERS' CAPITAL (DEFICIT)
Current liabilities:
     Current portion of long-term debt (Notes 3 and 10)...................................   $  9,235    $141,687
     Accounts payable.....................................................................      5,877       7,492
     Accrued expenses (Note 9)............................................................      7,866       6,347
     Customer credit balances.............................................................      5,272       6,008
                                                                                             --------    --------
          Total current liabilities.......................................................     28,250     161,534
Long-term debt (Notes 3 and 10)...........................................................    138,131         177
Customer deposits and other long-term liabilities.........................................      2,674       2,344
Commitments and contingencies (Notes 2, 11, 16, and 17)...................................
Partners' capital (deficit) (Notes 10, 11, and 20):
     Common partners' capital (6,701,550 units outstanding in 1997 and 1998)..............     10,362       --
     General partners' capital (deficit) (including 4,533,638 subordinated units
      outstanding in 1997 and 1998).......................................................      3,092      (3,018)
                                                                                             --------    --------
          Total partners' capital (deficit)...............................................     13,454      (3,018)
                                                                                             --------    --------
                                                                                             $182,509    $161,037
                                                                                             --------    --------
                                                                                             --------    --------

          See accompanying notes to consolidated financial statements.

                NATIONAL PROPANE PARTNERS, L.P. AND SUBSIDIARIES
          (SUCCESSOR TO NATIONAL PROPANE CORPORATION AND SUBSIDIARIES)
                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                                YEAR ENDED DECEMBER 31,
                                                                       -----------------------------------------
                                                                          1996           1997           1998
                                                                       -----------    -----------    -----------
                                                                         (IN THOUSANDS, EXCEPT PER UNIT DATA)

Revenues............................................................   $   173,260    $   165,169    $   133,982
                                                                       -----------    -----------    -----------
Cost of sales:
     Cost of product -- propane and appliances......................        87,973         83,429         57,228
     Other operating expenses applicable to revenues................        44,705         47,251         44,353
                                                                       -----------    -----------    -----------
                                                                           132,678        130,680        101,581
                                                                       -----------    -----------    -----------
          Gross profit..............................................        40,582         34,489         32,401
Selling, general and administrative expenses........................        22,894         24,646         26,222
Management fees (Note 19)...........................................         1,500        --             --
                                                                       -----------    -----------    -----------
          Operating income..........................................        16,188          9,843          6,179
                                                                       -----------    -----------    -----------
Other income (expense):
     Interest expense...............................................       (12,076)       (12,579)       (13,771)
     Interest income from Triarc Companies, Inc.
       (Note 13)....................................................         2,755          5,495          5,011
     Other income, net..............................................           817          1,216          1,301
                                                                       -----------    -----------    -----------
                                                                            (8,504)        (5,868)        (7,459)
                                                                       -----------    -----------    -----------
          Income (loss) before income taxes and extraordinary
            charge..................................................         7,684          3,975         (1,280)
Provision for income taxes (Note 12)................................         1,937            127            298
                                                                       -----------    -----------    -----------
          Income (loss) before extraordinary charge.................         5,747          3,848         (1,578)
Extraordinary charge (Note 14)......................................        (2,631)       --             --
                                                                       -----------    -----------    -----------
     Net income (loss)..............................................   $     3,116    $     3,848    $    (1,578)
                                                                       -----------    -----------    -----------
                                                                       -----------    -----------    -----------
General partners' interest in:
     Income (loss) before extraordinary charge......................   $     2,751    $       154    $       (63)
     Extraordinary charge...........................................        (2,631)       --             --
                                                                       -----------    -----------    -----------
          Net income (loss).........................................   $       120    $       154    $       (63)
                                                                       -----------    -----------    -----------
                                                                       -----------    -----------    -----------
Unitholders' interest (common and subordinated) in net income
  (loss)............................................................   $     2,996    $     3,694    $    (1,515)
                                                                       -----------    -----------    -----------
                                                                       -----------    -----------    -----------
Net income (loss) per unit -- basic and diluted (Note 1)............   $       .27    $       .33    $      (.13)
                                                                       -----------    -----------    -----------
                                                                       -----------    -----------    -----------
Weighted average number of units outstanding........................    10,954,753     11,235,188     11,235,188
                                                                       -----------    -----------    -----------
                                                                       -----------    -----------    -----------

          See accompanying notes to consolidated financial statements.

                NATIONAL PROPANE PARTNERS, L.P. AND SUBSIDIARIES
          (SUCCESSOR TO NATIONAL PROPANE CORPORATION AND SUBSIDIARIES)
                  CONSOLIDATED STATEMENTS OF PARTNERS' CAPITAL
                       (DEFICIT)/STOCKHOLDERS' (DEFICIT)

                                                                                  RETAINED
                                                                                  EARNINGS
                                                                                (ACCUMULATED                   TOTAL
                                                                                  DEFICIT)                   PARTNERS'
                                                                                  GENERAL                     CAPITAL
                                                        ADDITIONAL               PARTNERS'      COMMON      (DEFICIT)/
                                               COMMON    PAID-IN     DUE FROM     CAPITAL      PARTNERS'   STOCKHOLDERS'
                                               STOCK     CAPITAL     PARENTS     (DEFICIT)      CAPITAL      (DEFICIT)
                                               ------   ----------   --------   ------------   ---------   -------------
                                                                            (IN THOUSANDS)

Balance at December 31, 1995.................   $  1     $ 36,270    $(81,392)    $ (3,479)    $  --         $ (48,600)
     Net income:.............................
          January 1, 1996 to June 30, 1996...   --         --           --           2,625        --             2,625
          July 1, 1996 to December 31,
            1996:............................
               Income before extraordinary
                 charge......................   --         --           --           1,293         1,829         3,122
               Extraordinary charge..........   --         --           --          (2,631)       --            (2,631)
     Assets/(liabilities) retained by the
       Managing General Partner (Notes 1 and
       13)...................................     (1)     (36,270)     81,392      (25,413)       --            19,708
     Dividends paid (including $59,300 in
       cash) (Note 1)........................   --         --           --         (59,324)       --           (59,324)
     Capital contribution from General
       Partners..............................   --         --           --             338        --               338
     Net proceeds of initial public offering
       (Note 1)..............................   --         --           --         101,105        16,277       117,382
     Net proceeds of private equity placement
       (Note 1)..............................   --         --           --          --             7,367         7,367
     Cash distributions paid.................   --         --           --          (2,616)       (3,308)       (5,924)
                                               ------   ----------   --------   ------------   ---------   -------------
Balance at December 31, 1996.................   --         --           --          11,898        22,165        34,063
     Net income..............................   --         --           --           1,644         2,204         3,848
     Cash distributions paid (Note 11).......   --         --           --         (10,499)      (14,073)      (24,572)
     Amortization of unearned compensation on
       below market unit options (Note 20)...   --         --           --              49            66           115
                                               ------   ----------   --------   ------------   ---------   -------------
Balance at December 31, 1997.................   --         --           --           3,092        10,362        13,454
     Net loss................................   --         --           --            (674)         (904)       (1,578)
     Reallocation of Partnership loss (Note
       1)....................................   --         --           --          (2,622)        2,622       --
     Cash distributions paid (Note 11).......   --         --           --          (2,989)      (12,314)      (15,303)
     Amortization of unearned compensation on
       below market unit options (Note 20)...   --         --           --             175           234           409
                                               ------   ----------   --------   ------------   ---------   -------------
Balance at December 31, 1998.................   $--      $ --        $  --        $ (3,018)    $  --         $  (3,018)
                                               ------   ----------   --------   ------------   ---------   -------------
                                               ------   ----------   --------   ------------   ---------   -------------

          See accompanying notes to consolidated financial statements.

                NATIONAL PROPANE PARTNERS, L.P. AND SUBSIDIARIES
          (SUCCESSOR TO NATIONAL PROPANE CORPORATION AND SUBSIDIARIES)
                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                       YEAR ENDED DECEMBER 31,
                                                                                   -------------------------------
                                                                                     1996        1997       1998
                                                                                   ---------   --------   --------
                                                                                           (IN THOUSANDS)
Cash flows from operating activities:
     Net income (loss)...........................................................  $   3,116   $  3,848   $ (1,578)
     Adjustments to reconcile net income (loss) to net cash provided by operating activities:
          Depreciation and amortization of properties............................     10,016     10,594      9,913
          Amortization of deferred financing costs...............................        841        854        727
          Amortization of costs in excess of net assets of acquired companies....        722        874        959
          Other amortization.....................................................        395        811      1,241
          Write-off of deferred financing costs..................................      4,126      --         --
          Provision for (benefit from) deferred income taxes.....................       (870)       (52)       (46)
          Gain on sale of properties, net........................................        (28)      (351)    (1,016)
          Provision for doubtful accounts........................................      1,347      1,147        849
          Other, net.............................................................         97        592       (300)
          Changes in operating assets and liabilities:
               Decrease (increase) in accounts receivable and customer credit
                 balances........................................................     (9,028)     9,378      4,693
               Decrease (increase) in inventories................................     (3,475)     4,665      1,722
               Decrease (increase) in other current assets.......................     (2,283)       281       (179)
               Increase (decrease) in accounts payable and accrued expenses......      9,294    (12,229)        96
                                                                                   ---------   --------   --------
                    Net cash provided by operating activities....................     14,270     20,412     17,081
                                                                                   ---------   --------   --------
Cash flows from investing activities:
     Payments received on note receivable from Triarc Companies, Inc.............     --          --        10,000
     Capital expenditures........................................................     (6,740)    (7,793)    (8,419)
     Business acquisitions.......................................................     (2,046)    (8,480)      (420)
     Proceeds from sales of properties...........................................        317      1,591      2,330
                                                                                   ---------   --------   --------
                    Net cash provided by (used in) investing activities..........     (8,469)   (14,682)     3,491
                                                                                   ---------   --------   --------
Cash flows from financing activities:
     Proceeds from long-term debt................................................     12,685     12,612      1,000
     Repayments of long-term debt................................................   (139,114)      (341)    (6,437)
     Payments of distributions...................................................     (5,924)   (24,572)   (15,303)
     Payments of dividends to Triarc Companies, Inc..............................    (59,300)     --         --
     Proceeds of First Mortgage Notes............................................    125,000      --         --
     Net proceeds of initial public offering.....................................    117,382      --         --
     Net proceeds of private placement of equity.................................      7,367      --         --
     Capital contribution from General Partners..................................        338      --         --
     Advances to and repayments of obligations to Triarc Companies, Inc..........    (49,246)     --         --
     Payment of deferred financing costs.........................................     (6,600)     --         --
     Other.......................................................................        (27)     --         --
                                                                                   ---------   --------   --------
                    Net cash provided by (used in) financing activities..........      2,561    (12,301)   (20,740)
                                                                                   ---------   --------   --------
     Net increase (decrease) in cash and cash equivalents........................      8,362     (6,571)      (168)
     Cash and cash equivalents at beginning of year..............................      2,825     11,187      4,616
                                                                                   ---------   --------   --------
     Cash and cash equivalents at end of year....................................  $  11,187   $  4,616   $  4,448
                                                                                   ---------   --------   --------
                                                                                   ---------   --------   --------
Supplemental disclosures of cash flow information:
     Cash paid during the year for:
          Interest...............................................................  $  13,337   $ 11,647   $ 13,639
                                                                                   ---------   --------   --------
                                                                                   ---------   --------   --------
          Income taxes (net of refunds)..........................................  $    (258)  $    189   $     51
                                                                                   ---------   --------   --------
                                                                                   ---------   --------   --------

          See accompanying notes to consolidated financial statements.

                NATIONAL PROPANE PARTNERS, L.P. AND SUBSIDIARIES
          (SUCCESSOR TO NATIONAL PROPANE CORPORATION AND SUBSIDIARIES)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Organization

     National Propane Partners, L.P. (the 'Partnership') was formed on March 13, 1996 as a Delaware limited partnership. The Partnership and its subsidiary partnership National Propane, L.P. (the 'Operating Partnership') were formed to acquire, own and operate the propane business and substantially all the assets and liabilities (principally all assets and liabilities other than amounts due from a parent, deferred financing costs and income tax liabilities) of National Propane Corporation and subsidiaries ('National Propane,' and referred to subsequent to the initial public offering (described below) as the 'Managing General Partner'), a wholly-owned subsidiary of Triarc Companies, Inc. ('Triarc'). In addition, National Sales & Service, Inc. ('NSSI'), a subsidiary of the Operating Partnership, was formed to acquire and operate the service work and appliance and parts sales business of National Propane. The Partnership, the Operating Partnership and NSSI are collectively referred to hereinafter as the 'Partnership Entities.' The Partnership Entities consummated in July, 1996, an initial public offering (the 'Offering') of 6,301,550 common units representing limited partner interests in the Partnership (the 'Common Units') for an offering price of $21.00 per Common Unit aggregating $132,333,000 before $14,951,000 of underwriting discounts and commissions and other expenses related to the Offering. On November 6, 1996 the Partnership sold an additional 400,000 Common Units through a private placement (the 'Equity Private Placement') at a price of $21.00 per Common Unit aggregating $8,400,000 before $1,033,000 of fees and expenses. On July 2, 1996 the Managing General Partner issued in a private placement $125,000,000 of 8.54% First Mortgage Notes due June 30, 2010 (the 'First Mortgage Notes'). The Operating Partnership assumed the Managing General Partner's obligation under the First Mortgage Notes in connection with the conveyance on July 2, 1996 (the 'Partnership Conveyance') by the Managing General Partner and National Propane SGP Inc., a subsidiary of the Managing General Partner (the 'Special General Partner' and, together with the Managing General Partner, the 'General Partners'), of substantially all of their assets and liabilities (excluding an existing $81,392,000 intercompany note from Triarc, $59,300,000 of the net proceeds from the issuance of the First Mortgage Notes which was used to pay a dividend to Triarc and certain net liabilities of the General Partners).

     The General Partners own general partner interests representing an aggregate 4% unsubordinated general partner interest (the 'General Partners' Interest') in the Partnership and the Operating Partnership on a combined basis. In addition, the Managing General Partner owns 4,533,638 subordinated units (the 'Subordinated Units') representing a 38.7% subordinated general partner interest in the Partnership Entities.

  Basis of Presentation

     The accompanying consolidated financial statements presented herein reflect the effects of the Partnership Conveyance, in which the Partnership Entities became the successor to the businesses of National Propane. As such, the consolidated financial statements represent National Propane prior to the Partnership Conveyance and the Partnership Entities subsequent to the Partnership Conveyance. Because the Partnership Conveyance was a transfer of assets and liabilities in exchange for partnership interests among a controlled group of companies, it has been accounted for in a manner similar to a pooling of interests, resulting in the presentation of the Partnership Entities as the successor to the continuing businesses of National Propane. The entity representative of both the operations of (i) National Propane prior to the Partnership Conveyance, and (ii) the Partnership Entities subsequent to the Partnership Conveyance, is referred to herein as 'National.' Those assets and liabilities not conveyed to the Partnership were retained by the Managing General Partner. All significant intercompany balances and transactions have been eliminated in consolidation.

                NATIONAL PROPANE PARTNERS, L.P. AND SUBSIDIARIES
          (SUCCESSOR TO NATIONAL PROPANE CORPORATION AND SUBSIDIARIES)
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Revenue Recognition

     National records sales of liquefied petroleum gas ('propane') when inventory is delivered to the customer.

  Cash Equivalents

     All highly liquid investments with a maturity of three months or less when acquired are considered cash equivalents.

  Inventories

     Inventories, all of which are classified as finished goods, are stated at the lower of cost or market using an average cost basis.

  Properties and Depreciation

     Properties are carried at cost less accumulated depreciation. Depreciation of properties is computed on the straight-line method over their estimated useful lives of 20 to 45 years for buildings and improvements, 4 to 30 years for equipment and customer installation costs, 3 to 10 years for office furniture and fixtures and 3 to 8 years for automotive and transportation equipment. Gains and losses arising from disposals are included in current operations.

  Amortization of Intangibles

     Costs in excess of net assets of acquired companies ('Goodwill') arising after November 1, 1970 are being amortized on the straight-line basis principally over 15 to 30 years; Goodwill of $3,560,000 arising prior to that date is not being amortized. Non-compete agreements are being amortized on the straight-line basis over five years. Deferred financing costs are being amortized as interest expense over the lives of the respective debt using the interest rate method.

  Impairment

     Intangible Assets. The amount of impairment, if any, in unamortized Goodwill is measured based on projected future operating performance of those acquired companies to which the goodwill relates. To the extent future results of operations through the period such Goodwill is being amortized are sufficient to absorb the related amortization, the Company has deemed there to be no impairment of Goodwill.

     Long-Lived Assets. National's policy is to review long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. National determines that the carrying values of long-lived assets are recoverable over their remaining estimated lives through undiscounted future cash flow analysis. If such a review should indicate that the carrying amount of the long-lived assets is not recoverable, it is National's policy to reduce the carrying amount of such assets to fair value.

  Customer Credit Balances

     Customer credit balances represent pre-payments received from customers. These payments relate primarily to a budget payment plan whereby customers pay their estimated annual propane gas charges on a fixed monthly basis and the payments made have exceeded the charges for the deliveries.

                NATIONAL PROPANE PARTNERS, L.P. AND SUBSIDIARIES
          (SUCCESSOR TO NATIONAL PROPANE CORPORATION AND SUBSIDIARIES)
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Accrued Insurance

     Accrued insurance includes reserves for incurred but not reported claims. Such reserves are based on actuarial studies using historical loss experience. Adjustments to recorded estimates resulting from subsequent actuarial evaluations or ultimate payments are reflected in the operations of the periods in which such adjustments become known.

  Income Taxes

     The earnings of the Partnership and Operating Partnership are included in the Federal and state income tax returns of the individual partners. As a result, no income tax expense has been reflected in National's consolidated financial statements relating to the earnings of the Partnership and Operating Partnership. Federal and state income taxes are, however, provided on the earnings of NSSI. The Partnership Entities provide deferred income taxes to recognize the effect of temporary differences between NSSI's basis of assets and liabilities for tax and financial statement purposes. Federal and state income tax expense for periods prior to the Partnership Conveyance relate to National Propane, which is included in the consolidated Federal income tax return of Triarc. Under a tax sharing agreement with Triarc, National Propane provided income taxes on the same basis as if it filed a separate consolidated return. National Propane provided deferred income taxes to recognize the effect of temporary differences between the basis of assets and liabilities for tax and financial statement purposes. In connection with the Partnership Conveyance, all income tax liabilities of National Propane were retained by the Managing General Partner.

  Unit Options

     In 1996 National adopted SFAS No. 123, 'Accounting for Stock-Based Compensation' ('SFAS 123'). SFAS 123 defines a fair value based method of accounting for employee unit-based compensation and encourages adoption of that method of accounting but permits accounting under the intrinsic value method prescribed by an accounting pronouncement prior to SFAS 123. National has elected to continue to measure compensation costs for its employee unit-based compensation under the intrinsic value method. Accordingly, compensation cost for National's unit options is measured as the excess, if any, of the market price of National's units at the date of grant over the amount an employee must pay to exercise the options.

  Net Income (Loss) Per Unit

     In the fourth quarter of 1997 the Company adopted SFAS No. 128 'Earnings Per Share' ('SFAS 128'). This standard requires the presentation of 'basic' and 'diluted' earnings per share, which replace the 'primary' and 'fully diluted' earnings per share measures required under prior accounting pronouncements. Basic and diluted income per share are the same for 1996, 1997, and 1998 since the only potentially dilutive securities are the unit options granted in 1997 which had no impact on net income per unit in 1997 or 1998. The income per unit has been computed by dividing the net income, after deducting the General Partners' 4% interest, by the weighted average number of outstanding Common Units and Subordinated Units during the period. Although SFAS 128 requires restatement of all prior periods, the standard has had no effect on the Partnership's reported income per unit for 1996 since there were no potentially dilutive securities. The extraordinary item in 1996 was allocated entirely to the Managing General Partner.

  Propane Contracts

     National uses propane contracts to reduce the risk of future price fluctuations for propane inventories and contracts. Gains and losses on propane contracts purchased as hedges are deferred and

                NATIONAL PROPANE PARTNERS, L.P. AND SUBSIDIARIES
          (SUCCESSOR TO NATIONAL PROPANE CORPORATION AND SUBSIDIARIES)
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

recognized in cost of sales as a component of the product cost for the related hedged transaction. In the statement of cash flows, cash flows from qualifying hedges are classified in the same category as the cash flows of the items being hedged.

  Reallocation of Partnership Loss

     The reallocation of Partnership loss on the Consolidated Statements of Partners' Capital (Deficit)/Stockholders' (Deficit) is required under the terms of the partnership agreement in order that the Common Unitholders' capital account balances are not reduced below zero. In accordance with the terms of the partnership agreement, the General Partners' Interest will recover such $2,622,000 reallocation to the extent the Common Unitholders' interest in future earnings exceeds distributions to Common Unitholders.

  Reclassifications

     Certain prior year amounts have been reclassified to conform with the current year's presentation.

(2) SIGNIFICANT RISKS AND UNCERTAINTIES

  Nature of Operations

     National is engaged primarily in the retail marketing of propane to residential customers, commercial and industrial customers, agricultural customers and resellers. National also markets propane-related supplies and equipment including home and commercial appliances. National's operations are concentrated in the Midwest, Northeast, Southeast and West regions of the United States.

  Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  Significant Estimates

     National's significant estimates are for costs related to (i) insurance loss reserves (see Note 1) and (ii) an environmental contingency (see Note 17).

  Certain Risk Concentrations

     National's significant risk concentration arises from propane being its principal product. Both sales levels and costs of propane are sensitive to weather conditions, particularly in the residential home heating market. National's profitability depends on the spread between its cost for propane and the selling price. National generally is able to pass on cost increases to the customer in the form of higher selling prices. However, where increases cannot be passed on, margins can be adversely affected. National is also impacted by the competitive nature of the propane industry, as well as by competition from alternative energy sources such as natural gas, oil and electricity.

     Dynegy Liquids Marketing and Trade ('Dynegy') and Conoco Inc. ('Conoco') each supplied approximately 11% of National's propane in 1998 and Amoco Oil Company ('Amoco') supplied approximately 10%. National believes that if supplies from Dynegy, Conoco or Amoco were

                NATIONAL PROPANE PARTNERS, L.P. AND SUBSIDIARIES
          (SUCCESSOR TO NATIONAL PROPANE CORPORATION AND SUBSIDIARIES)
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

interrupted, it would be able to secure adequate propane supplies from other sources without a material disruption of its operations; however, National believes that the cost of procuring replacement supplies might be significantly higher, at least on a short-term basis, which could negatively affect National's margins. No other single supplier provided 10% or more of National's total propane purchases during 1998.

(3) PARTNERSHIP SALE AND MANAGEMENT'S PLANS AND INTENTIONS

     On April 5, 1999, the Partnership, the Managing General Partner, National Propane SGP, Inc. ('SGP') and Triarc and Columbia Propane Corporation ('Columbia Propane'), a subsidiary of Columbia Energy Group, Columbia Propane, L.P. (the 'Purchaser') and CP Holdings Inc., a subsidiary of Columbia Propane and the general partner of the Purchaser (the 'Purchaser General Partner') signed a definitive purchase agreement (the 'Purchase Agreement') pursuant to which the Purchaser would acquire all of the 6,701,550 outstanding common units of the Partnership for $12.00 in cash per common unit pursuant to a tender offer (the 'Partnership Sale'). On April 9, 1999, the Purchaser commenced the tender offer. The offer for the common units is subject to certain conditions, including there being validly tendered by the expiration date, and not withdrawn, at least a majority of the outstanding common units on a fully diluted basis. The offer will be made only upon and subject to the terms and conditions of the Offer to Purchase and the related Letter of Transmittal.

     The tender offer is the first step of a two-step cash transaction. In the second step, subject to the terms and conditions of the Purchase Agreement, Columbia Propane would indirectly acquire the general partner interests and subordinated unit interests of the Partnership and the Operating Partnership. As part of the second step, any remaining common unitholders of the Partnership would receive, in cash, the same per unit price as that paid to common unitholders who tender their shares pursuant to the tender offer. Triarc would receive approximately $17,900,000 for its acquired interests in the Partnership and the Operating Partnership, consisting of $2,100,000 in cash and $15,800,000 in the form of the forgiveness of a portion of a note receivable from Triarc (the 'Triarc Note') by the Operating Partnership. Simultaneously, and as a condition of the closing, Triarc will prepay approximately $14,900,000 of such indebtedness. Following the closing, Triarc, through the Managing General Partner, would retain a 1.0% limited partner interest in the Purchaser. Approximately $141,000,000 of the Operating Partnership's outstanding indebtedness is expected to be refinanced in connection with the Partnership Sale. There can be no assurance that the Partnership Sale will be consummated.

     In connection with the Partnership Sale, the Operating Partnership, the Managing General Partner, the SGP and the Noteholders amended the note agreements governing the Operating Partnership's First Mortgage Notes to provide for, among other things, modifications to the premium payable to such noteholders in connection with the prepayment of the First Mortgage Notes pursuant to the Partnership Sale. In addition, under the terms of the Purchase Agreement, prior to the closing of the Partnership Sale, the Partnership must obtain the prior written consent of the Purchaser General Partner before taking certain specified actions, including the following: (a) payment of distributions to any unitholders, (b) incurring greater than $1.0 million of indebtedness or
(c) making capital expenditures in excess of $1.0 million in the aggregate.

     The accompanying Consolidated Financial Statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As shown in the Consolidated Financial Statements, during the years ended December 31, 1996, 1997 and 1998, National has reported net income (loss) before extraordinary charge of $5,747,000, $3,848,000 and ($1,578,000), respectively and paid distributions of $5,924,000, $24,572,000 and $15,303,000, respectively. Also, as described in Note 10, the Operating Partnership was not in compliance with the Total Funded Debt to Consolidated Cash Flow ratio ('Leverage Ratio') provision

                NATIONAL PROPANE PARTNERS, L.P. AND SUBSIDIARIES
          (SUCCESSOR TO NATIONAL PROPANE CORPORATION AND SUBSIDIARIES)
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

of its bank facility (the 'Bank Facility') at December 31, 1998 and is forecasting non-compliance with the same covenant as of March 31, 1999 (the 'Forecasted Non-Compliance'). The Operating Partnership has received an unconditional waiver dated as of February 20, 1999 of such non-compliance from the Bank Facility lenders as of December 31, 1998 and a conditional waiver with respect to future non-compliance with such covenant through August 31, 1999 (the 'February Waiver'). There are certain conditions to this conditional February Waiver, including, among others, consummation of the Partnership Sale and the repayment of all amounts outstanding under the Bank Facility, both by September 30, 1999. In addition, the February Waiver prohibits the Partnership from making any future distributions to all unitholders until all outstanding indebtedness under the Bank Facility is repaid in full. Should the conditions not be met, or the February Waiver expire and the Operating Partnership be in default of the Bank Facility, the Operating Partnership would also be in default of the First Mortgage Notes by virtue of cross-default provisions. As a result of the Forecasted Non-Compliance, the conditions of the February Waiver and the cross-default provisions of the First Mortgage Notes, the Partnership has classified all of the debt under the Bank Facility and the First Mortgage Notes as current liabilities as of December 31, 1998. Further, in accordance with the terms of the February Waiver, no additional borrowings are available to the Operating Partnership under the Bank Facility. As a result of the Forecasted Non-Compliance and the conditions surrounding the conditional February Waiver, the independent auditors' report on the Partnership's financial statements for the year ended December 31, 1998 contains an explanatory paragraph concerning substantial doubt as to the Partnership's ability to continue as a going concern.

     The Partnership's continuation as a going concern is dependent upon its ability to generate sufficient cash flow to meet its obligations on a timely basis, to comply with the terms and covenants of its debt agreements, to obtain additional financing or refinancing as may be required, and ultimately to attain successful operations. To successfully achieve these objectives, the Partnership believes the Partnership Sale is the most viable alternative. If the Partnership Sale is not consummated and the Lenders are unwilling to extend or modify the February Waiver, (i) the Partnership could seek to otherwise refinance its indebtedness, (ii) the Managing General Partner might consider buying the banks' loans to the Operating Partnership ($15,997,000 principal amount outstanding at December 31, 1998), (iii) the Partnership could pursue other potential purchasers of the Partnership or (iv) the Partnership could be forced to seek protection under Federal bankruptcy laws.

(4) UNAUDITED PRO FORMA SUPPLEMENTAL FINANCIAL INFORMATION

     The following unaudited pro forma supplemental financial information sets forth the operating results of National for the year ended December 31, 1996 and has been adjusted as if the Partnership had been formed and the Partnership Conveyance, the Offering, the Equity Private Placement and related transactions had been completed as of January 1, 1996 to give effect to (i) the elimination of management fees paid to Triarc, (ii) the addition of the estimated stand-alone general and administrative costs associated with National's operation as a partnership, (iii) a net decrease to interest expense to reflect the interest expense associated with the First Mortgage Notes and to eliminate interest expense on the refinanced debt and (iv) the elimination of the provision for income taxes, as income taxes will be borne by the partners and not the Partnership or the Operating Partnership, except for corporate income taxes relative to NSSI. Such following pro forma supplemental financial information does not purport to be indicative of the actual results of operations that would have resulted had the Partnership been formed and the Partnership Conveyance, the Offering, the Equity Private Placement and related transactions been consummated as of January 1, 1996 or of the future results of operations of National.

                NATIONAL PROPANE PARTNERS, L.P. AND SUBSIDIARIES
          (SUCCESSOR TO NATIONAL PROPANE CORPORATION AND SUBSIDIARIES)
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                                                     PRO FORMA
                                                                                                 DECEMBER 31, 1996
                                                                                               ---------------------
                                                                                               (IN THOUSANDS, EXCEPT
                                                                                                  FOR UNIT DATA)
Revenues....................................................................................        $   173,260
Operating income............................................................................             16,938
Income before income taxes and extraordinary charge.........................................             11,731
Income before extraordinary charge..........................................................             11,616
General partners' interest in income before extraordinary charge............................                465
Unitholders' interest (common and subordinated) in income before extraordinary charge.......             11,151
Unitholders' income before extraordinary charge per unit -- basic and diluted...............                .99
Weighted average number of units outstanding................................................         11,235,188

(5) RECEIVABLES

     The following is a summary of the components of receivables:

                                                                                                  DECEMBER 31,
                                                                                               ------------------
                                                                                                1997       1998
                                                                                               -------    -------
                                                                                                 (IN THOUSANDS)
Receivables:
     Trade..................................................................................   $20,164    $15,062
     Other..................................................................................       242        155
                                                                                               -------    -------
                                                                                                20,406     15,217
Less allowance for doubtful accounts (trade)................................................     1,179        772
                                                                                               -------    -------
                                                                                               $19,227    $14,455
                                                                                               -------    -------
                                                                                               -------    -------

     The following is an analysis of doubtful account for the years ended December 31, 1996, 1997, and 1998:

                                                                                              DECEMBER 31,
                                                                                      ----------------------------
                                                                                       1996      1997       1998
                                                                                      ------    -------    -------
                                                                                             (IN THOUSANDS)
Balance at beginning of year.......................................................   $  980    $ 1,437    $ 1,179
Provision for doubtful accounts....................................................    1,347      1,147        849
Uncollectible accounts written off.................................................     (890)    (1,405)    (1,256)
                                                                                      ------    -------    -------
Balance at end of year.............................................................   $1,437    $ 1,179    $   772
                                                                                      ------    -------    -------
                                                                                      ------    -------    -------

(6) PROPERTIES

     The following is a summary of the components of properties:

                                                                                                 DECEMBER 31,
                                                                                             --------------------
                                                                                               1997        1998
                                                                                             --------    --------
                                                                                                (IN THOUSANDS)
Land......................................................................................   $  5,742    $  5,629
Buildings and improvements................................................................     12,369      12,161
Equipment and customer installation costs.................................................    120,494     126,169
Office furniture and fixtures.............................................................      6,669       6,994
Automotive and transportation equipment...................................................     23,597      23,217
                                                                                             --------    --------
                                                                                              168,871     174,170
Less accumulated depreciation.............................................................     88,525      96,517
                                                                                             --------    --------
                                                                                             $ 80,346    $ 77,653
                                                                                             --------    --------
                                                                                             --------    --------

                NATIONAL PROPANE PARTNERS, L.P. AND SUBSIDIARIES
          (SUCCESSOR TO NATIONAL PROPANE CORPORATION AND SUBSIDIARIES)
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

(7) UNAMORTIZED COSTS IN EXCESS OF NET ASSETS OF ACQUIRED COMPANIES

     The following is a summary of the components of unamortized costs in excess of net assets of acquired companies:

                                                                              DECEMBER 31,
                                                                           ------------------
                                                                            1997       1998
                                                                           -------    -------
                                                                             (IN THOUSANDS)

Costs in excess of net assets of acquired companies.....................   $20,764    $20,969
Less accumulated amortization...........................................     3,148      4,107
                                                                           -------    -------
                                                                           $17,616    $16,862
                                                                           -------    -------
                                                                           -------    -------

(8) OTHER ASSETS

     The following is a summary of the components of other assets:

                                                                              DECEMBER 31,
                                                                           ------------------
                                                                            1997       1998
                                                                           -------    -------
                                                                             (IN THOUSANDS)

Deferred financing costs................................................   $ 6,600    $ 6,600
Non-compete agreements..................................................     3,558      3,606
Other...................................................................     1,314      1,224
                                                                           -------    -------
                                                                            11,472     11,430
                                                                           -------    -------
Less accumulated amortization:
     Deferred financing costs...........................................     1,089      1,816
     Non-compete agreements.............................................     1,630      2,263
     Other..............................................................       338        421
                                                                           -------    -------
                                                                             3,057      4,500
                                                                           -------    -------
                                                                           $ 8,415    $ 6,930
                                                                           -------    -------
                                                                           -------    -------

(9) ACCRUED EXPENSES

     The following is a summary of the components of accrued expenses:

                                                                                DECEMBER 31,
                                                                              ----------------
                                                                               1997      1998
                                                                              ------    ------
                                                                               (IN THOUSANDS)

Accrued compensation and related benefits..................................   $3,215    $2,784
Accrued insurance..........................................................    2,682     1,617
Other accrued expenses.....................................................    1,969     1,946
                                                                              ------    ------
                                                                              $7,866    $6,347
                                                                              ------    ------
                                                                              ------    ------

                NATIONAL PROPANE PARTNERS, L.P. AND SUBSIDIARIES
          (SUCCESSOR TO NATIONAL PROPANE CORPORATION AND SUBSIDIARIES)
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

(10) LONG-TERM DEBT

     Long-term debt consisted of the following:

                                                                             DECEMBER 31,
                                                                         --------------------
                                                                           1997        1998
                                                                         --------    --------
                                                                            (IN THOUSANDS)

8.54% First Mortgage Notes............................................   $125,000    $125,000
Bank Facility:
     Working capital facility, weighted average interest rate of 7.25%
       at December 31, 1998...........................................      8,500       3,000
     Acquisition facility, weighted average interest rate of 6.97% at
       December 31, 1998..............................................     11,997      12,997
Acquisition notes, bearing interest at rates of 6% to 7%, due through
  2001................................................................      1,869         867
                                                                         --------    --------
     Total debt.......................................................    147,366     141,864
Less current portion of long-term debt................................      9,235     141,687
                                                                         --------    --------
                                                                         $138,131    $    177
                                                                         --------    --------
                                                                         --------    --------

     The aggregate annual maturities of long-term debt are as follows as of December 31, 1998 (in thousands):

YEAR ENDING
DECEMBER 31,
------------

    1999  .......................................................................... $141,687
    2000  ..........................................................................       86
    2001  ..........................................................................       91
    2002  ..........................................................................     --
    2003  ..........................................................................     --
                                                                                     --------
                                                                                     $141,864
                                                                                     --------
                                                                                     --------

     As discussed in Note 3 to the consolidated financial statements, as of December 31, 1998, the Operating Partnership was not in compliance with its Leverage Ratio covenant required under terms of its Bank Facility. In addition, the Operating Partnership is predicting the Forecasted Non-Compliance as of March 31, 1999. The Operating Partnership has received an unconditional waiver from its lenders for such non-compliance as of December 31, 1998 and has received the February Waiver with respect to future covenant non-compliance through August 31, 1999. Should the conditions of the February Waiver not be met, or the February Waiver expire and National be in default of the Bank Facility, the Operating Partnership would also be in default of the First Mortgage Notes by virtue of cross-default provisions. In the event of a default under the First Mortgage Notes, the Operating Partnership may become liable to pay immediately all unpaid principal and accrued interest plus, under certain circumstances, a premium. As a result of the Forecasted Non-Compliance, the conditions of the February Waiver and the cross-default provisions of the First Mortgage Notes, the Partnership has classified all of the debt under the Bank Facility ($15,997,000) and the First Mortgage Notes as current liabilities as of December 31, 1998.

     As of June 30, 1998, the Operating Partnership was also not in compliance with certain covenants of its Bank Facility agreement (the 'Agreement'). The Agreement was amended (the 'Agreement Amendment') as of such date to, among other things, permit principal prepayment (the 'Triarc Note Prepayments') of up to $10,000,000, by Triarc through February 14, 1999 on the Triarc Note with an original principal amount of $40,700,000 and, to the extent not utilized for distributions (see below), to permit any such prepayments to be included in the determination of consolidated cash flow, as defined under the Agreement ('Consolidated Cash Flow'), for purposes of determining compliance with certain

                NATIONAL PROPANE PARTNERS, L.P. AND SUBSIDIARIES
          (SUCCESSOR TO NATIONAL PROPANE CORPORATION AND SUBSIDIARIES)
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

leverage and interest coverage ratio requirements for a period of twelve consecutive months commencing June 30, 1998 for the initial $7,000,000 Triarc Note Prepayments and from the date of payment on the $3,000,000 Triarc Note Prepayment (see below). Further, the Operating Partnership must have sufficient interest coverage through consolidated cash flow, as defined under the indenture (the 'Indenture') pursuant to which the First Mortgage Notes were issued, in order to pay distributions. Effective June 30, 1998 the Indenture was amended (the 'Indenture Amendment' and collectively with the Agreement Amendment, the 'Amendments') to, among other things, (i) permit the Triarc Note Prepayments,
(ii) effectively permit up to $6,000,000 of any such prepayments to be utilized to pay distributions to common Unitholders with a proportionate amount for the General Partners' Interest with respect to distributions for the second, third and fourth quarters of 1998 only and (iii) amend the definition of consolidated cash flow to include interest income received by the Operating Partnership on the Triarc Note through December 31, 1998 for interest coverage purposes thereby facilitating the Partnership's ability to pay distributions. (See Note 11 regarding future Partnership distributions.) The Triarc Note was amended to, among other things, permit Triarc to make Triarc Note Prepayments up to $10,000,000 of the principal thereof through February 14, 1999. On August 7, 1998, Triarc made a principal prepayment of $7,000,000 on the Triarc Note of which $3,336,000 was included as Consolidated Cash Flow under the Agreement in order to retroactively cure the noncompliance with the Agreement at June 30, 1998, and $3,664,000 was used to permit the Partnership to declare its distribution for the quarter ended June 30, 1998 (see further discussion below). On September 30, 1998, Triarc prepaid the remaining permitted principal of $3,000,000.

     The Operating Partnership incurred fees of $908,000 in connection with the execution of the Amendments. Such fees were amortized to interest expense ratably over the third and fourth quarters of 1998.

     Effective with amendments executed effective June 30, 1998, the Operating Partnership's Bank Facility provided for a $10,000,000 (reduced from $15,000,000) working capital facility (the 'Working Capital Facility') to be used for working capital and other general partnership purposes. At December 31, 1998, $3,000,000 was outstanding under the Working Capital Facility. Further, in accordance with the amendments, the $20,000,000 acquisition facility (the 'Acquisition Facility') under the Bank Facility, the use of which was restricted to business acquisitions and capital expenditures for growth, was permanently reduced to the $12,997,000 outstanding as of June 30, 1998. As described above, all amounts outstanding under the Bank Facility are classified as current liabilities in accordance with terms of the February Waiver and no additional borrowings under the Bank Facility are available to the Operating Partnership. The original repayment terms of the Acquisition Facility, as amended, were approximately $1,100,000 per quarter beginning in the third quarter of 1999. Original repayment terms of the First Mortgage Notes required equal annual installments of $15,625,000 commencing 2003 through 2010.

     The Operating Partnership's obligations under both the First Mortgage Notes and the Bank Facility are secured on an equal and ratable basis by substantially all of the assets of the Operating Partnership and are guaranteed by the Managing General Partner.

     The estimated fair value of the First Mortgage Notes as of December 31, 1997 and December 31, 1998 was $133,050,000 and $113,125,000, respectively. The fair value at December 31, 1997 was determined using a discounted cash flow analysis based on an estimate of the Operating Partnership's then current borrowing rate for similar securities. The fair value at December 31, 1998 was estimated based on discussion with an investment banking firm considering the current interest rate environment and the Partnership Entities' current overall creditworthiness. The fair value of the revolving loans and the acquisition loans under the Bank Facility approximated their carrying values due to their floating interest rates. The fair values of all other long-term debt were assumed to reasonably approximate their carrying amounts since the interest rates approximate current levels.

                NATIONAL PROPANE PARTNERS, L.P. AND SUBSIDIARIES
          (SUCCESSOR TO NATIONAL PROPANE CORPORATION AND SUBSIDIARIES)
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

(11) QUARTERLY DISTRIBUTIONS OF AVAILABLE CASH

     Prior to the execution of the February Waiver discussed above which prohibits the payment of any distributions to the Unitholders until all outstanding indebtedness under the Bank Facility is repaid in full, partnership distributions were made from available cash ('Available Cash') as defined in the Partnership Agreement, the Agreement and the Indenture and as amended by the Agreement Amendment and the Indenture Amendment. Under the terms of the Partnership Agreement, the Partnership must distribute 100% of its Available Cash within 45 days of the end of each fiscal quarter. Available Cash under the Partnership Agreement generally means with respect to any quarter of the Partnership, all cash on hand at the end of such quarter less the amount of cash reserves that is necessary or appropriate in the discretion of the Managing General Partner to (i) provide for the proper conduct of the Partnership's business, (ii) comply with applicable law or any Partnership debt instrument or other agreement, or (iii) provide funds for distributions to Unitholders and the General Partners in respect of any one or more of the next four quarters. Under the Agreement Amendment executed effective June 30, 1998, Available Cash is supplemented by any Triarc Note Prepayments and may be utilized to pay distributions to the extent such Triarc Note Prepayments are not required to be included in Consolidated Cash Flow for the Operating Partnership to be in compliance with the Agreement. However, under the Indenture Amendment, which is more restrictive as to the determination of Available Cash, Available Cash is supplemented by up to only $6,000,000 of Triarc Note Prepayments. The Partnership declared and paid quarterly distributions of $0.525 per common unit with a proportionate amount for the 4% General Partners' Interest during each of the first three quarters of 1998, aggregating $3,664,000 for each distribution. The distribution during the third quarter paid with respect to the second quarter utilized the aforementioned $3,664,000 of the August 7, 1998 Triarc Note Prepayment. On October 21, 1998 the Partnership declared a quarterly distribution for the quarter ended September 30, 1998 of $0.2625 per Common Unit to Common Unitholders of record on November 6, 1998 paid on November 13, 1998, with a proportionate amount for the General Partner's Interest, or an aggregate of $1,832,000 including $73,000 to the General Partners related to the General Partners' Interest. This distribution represented a 50% reduction from previous quarters. After a careful evaluation of the Partnership's recent financial results, the Managing General Partner's Board of Directors concluded that a reduced distribution was necessary to maintain financial flexibility in future quarters. With respect to the fourth quarter of 1998, the Operating Partnership was in violation of certain of its debt covenants under the Bank Facility as previously discussed and as such, was prohibited under its Bank Facility from making any distribution with respect to the fourth quarter of 1998. Under the terms of the Partnership Agreement, each Common Unit will have an arrearage of $0.2625 and $0.525 per Common Unit related to the third and fourth quarter distributions, respectively, for an aggregate of $5,277,000. The last distribution for subordinated units was a quarterly distribution of $0.525 per subordinated unit with a proportionate amount for the 4% General Partners' Interest, or an aggregate of $2,479,000, declared and paid during the first quarter of 1998 with respect to the fourth quarter of 1997. No distributions were declared on the Subordinated Units with respect to any quarter of 1998 since subsequent to the distribution with respect to the quarter ended December 31, 1997, the Managing General Partner agreed to forego any distributions on the Subordinated Units in order to facilitate compliance with the debt covenant restrictions in the Agreement and, effective June 30, 1998 pursuant to the Amendments, the Partnership agreed not to pay distributions on the Subordinated Units with respect to the second, third and fourth quarters of 1998. Subsequently, the February Waiver prohibits any future distributions to all unitholders until all outstanding indebtedness under the Bank Facility is repaid in full. Cash distributions on the Partnership's Common and Subordinated Units and the General Partners' Interest are not guaranteed, will depend on future Partnership operating performance and will be affected by among other things, the funding of reserves, operating and capital expenditures and requirements under the Partnership's debt agreements. Accordingly, there can be no assurance that the Partnership will be able to pay any such future distributions. (See
Note 3 -- Partnership Sale and Management's Plans and Intentions.)

                NATIONAL PROPANE PARTNERS, L.P. AND SUBSIDIARIES
          (SUCCESSOR TO NATIONAL PROPANE CORPORATION AND SUBSIDIARIES)
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Available Cash is generally distributed 96% to the unitholders (including the Managing General Partner as the holder of Subordinated Units) and 4% to the General Partners, pro rata, except that if distributions of Available Cash exceed target distribution levels, as defined, above $0.525 quarterly per unit (the 'Minimum Quarterly Distribution'), the General Partners will receive an additional percentage of such excess distributions that will increase to up to 50% of the distributions above the highest target distribution level.

     With respect to each quarter to the extent there is sufficient Available Cash, the holders of Common Units will have the right to receive the Minimum Quarterly Distribution, plus any common unit arrearages, prior to any distribution of Available Cash to the holders of Subordinated Units. Subordinated Units do not have any arrearages with respect to distributions for any quarter.

     On November 14, 1996 the Partnership paid a distribution of $0.525 per Common and Subordinated Unit with a proportionate amount for the General Partners' Interest, or an aggregate $5,924,000, including $2,616,000 to the General Partners. On February 14, 1997, May 15, 1997, August 14, 1997 and November 14, 1997 the Partnership paid quarterly distributions for the quarters ended December 31, 1996, March 31, 1997, June 30, 1997 and September 30, 1997 to all unitholders of record on February 5, 1997, May 8, 1997, August 7, 1997 and November 6, 1997, respectively, each consisting of $0.525 per Common and Subordinated unit with a proportionate amount for the General Partners' Interest, or an aggregate of $6,143,000 each including $2,625,000 to the General Partners related to the Subordinated Units and the General Partners' Interest.

(12) INCOME TAXES

     The provision for income taxes prior to the Partnership Conveyance in 1996 relate to National Propane and subsequent to the Partnership Conveyance relate only to NSSI since generally no taxes are provided on the earnings of the Partnership and the Operating Partnership.

     The provision for income taxes before extraordinary charge for the years ended December 31, 1996, 1997 and 1998 consists of the following components:

                                                                      YEAR ENDED DECEMBER 31,
                                                                      ------------------------
                                                                       1996      1997     1998
                                                                      ------     ----     ----
                                                                           (IN THOUSANDS)
Current:
     Federal......................................................    $2,309     $ 44     $133
     State........................................................       498      135      211
                                                                      ------     ----     ----
                                                                       2,807      179      344
Deferred
     Federal......................................................      (716)     (42)     (38)
     State........................................................      (154)     (10)      (8)
                                                                      ------     ----     ----
                                                                        (870)     (52)     (46)
                                                                      ------     ----     ----
                                                                      $1,937     $127     $298
                                                                      ------     ----     ----
                                                                      ------     ----     ----

                NATIONAL PROPANE PARTNERS, L.P. AND SUBSIDIARIES
          (SUCCESSOR TO NATIONAL PROPANE CORPORATION AND SUBSIDIARIES)
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The difference between the reported tax provision and a computed tax provision based on income before income taxes and extraordinary charge at the statutory Federal income tax rate of 35% is reconciled as follows:

                                                                               YEAR ENDED DECEMBER 31,
                                                                             ---------------------------
                                                                              1996       1997      1998
                                                                             -------    -------    -----
                                                                                   (IN THOUSANDS)

Income taxes computed at Federal statutory tax rate.......................   $ 2,690    $ 1,391    $(448)
Increase (decrease) in taxes resulting from:
     Partnership (income) loss taxable directly to the partners...........    (1,085)    (1,347)     618
     State income taxes, net of Federal income tax benefit................       223         81      132
     Amortization of non-deductible Goodwill..............................        98      --        --
     Other, net...........................................................        11          2       (4)
                                                                             -------    -------    -----
                                                                             $ 1,937    $   127    $ 298
                                                                             -------    -------    -----
                                                                             -------    -------    -----

(13) DUE FROM PARENT

     Concurrent with the closing of the Offering, the Partnership made a $40,700,000 loan to Triarc. On August 7, 1998, Triarc made a principal prepayment of $7,000,000 and on September 30, 1998, Triarc made an additional principal prepayment of $3,000,000 (see Note 10). The remaining $30,700,000 note bears interest at 13.5% per annum, is due $175,000 in 2004 and in six equal annual installments thereafter commencing in 2005 through 2010 and is secured by a pledge by Triarc of the 75.7% of the shares of capital stock of the Managing General Partner that are owned by Triarc directly. Interest is payable quarterly on March 30, June 30, September 30 and December 30. The estimated fair value of the Triarc Note as of December 31, 1997 and 1998 was $43,321,000 and $25,500,000, respectively. The fair value as of December 31, 1997 was determined by discounting the future scheduled payments using an interest rate assuming the same original issuance spread over a current Treasury bond yield for securities with similar durations. The fair value as of December 31, 1998 was determined from an independent valuation by an investment banking firm.

     As of January 1, 1996, National Propane had $81,392,000 of interest-bearing advances to Triarc which were not conveyed to the Partnership as part of the Partnership Conveyance (see Note 1).

(14) EXTRAORDINARY CHARGE

     In connection with the early extinguishment of debt in the year ended December 31, 1996, National recognized a $2,631,000 extraordinary charge consisting of the write-off of unamortized deferred financing costs of $4,126,000 and the payment of prepayment penalties and fees of $225,000 less an income tax benefit of $1,720,000. In accordance with the Partnership Conveyance, the extraordinary charge was allocated entirely to the General Partners.

(15) RETIREMENT PLANS

     As discussed in Note 19, following the Partnership Conveyance and the Offering, the management and employees of the Managing General Partner manage and operate the propane business and assets owned by National. The Managing General Partner is reimbursed for all such costs incurred on behalf of National including the cost of retirement plans.

     The Managing General Partner maintains a 401(k) defined contribution plan (the 'Plan') which covers all employees meeting certain eligibility requirements. The Plan allows eligible employees to contribute up to 15% of their compensation and the Managing General Partner makes matching contributions of 25% of employee contributions up to the first 5% of an employee's contribution. The

                NATIONAL PROPANE PARTNERS, L.P. AND SUBSIDIARIES
          (SUCCESSOR TO NATIONAL PROPANE CORPORATION AND SUBSIDIARIES)
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

Managing General Partner also makes an annual contribution equal to 1/4 of 1% of employee's compensation. In connection with these employer contributions, National provided $143,000, $135,000 and $157,000 in 1996, 1997 and 1998,
respectively.

     Under certain union contracts, the Managing General Partner is required to make payments to the unions' pension funds based upon hours worked by the eligible employees. In connection with these union plans, National provided $669,000, $614,000 and $774,000 in 1996, 1997 and 1998, respectively.
Information from the administrators of the union plans is not available to permit National to determine its proportionate share of unfunded vested benefits, if any.

(16) LEASE COMMITMENTS

     National has entered into certain operating leases for office space, trucks and other equipment.

     The future minimum rental commitments at December 31, 1998 under operating leases having an initial or remaining noncancellable term of one year or more are as follows (in thousands):

1999.......................................................................   $2,225
2000.......................................................................    1,449
2001.......................................................................      392
2002.......................................................................      222
2003.......................................................................      164
Thereafter.................................................................      330
                                                                              ------
     Total minimum lease payments..........................................   $4,782
                                                                              ------
                                                                              ------

     National incurred rent expense under operating leases of $935,000, $1,008,000 and $1,531,000 in 1996, 1997 and 1998, respectively.

(17) LEGAL MATTERS

     In May 1994, National Propane was informed of coal tar contamination which was discovered at one of its properties in Wisconsin. National Propane purchased the property from a company (the 'Successor') which had purchased the assets of a utility that had previously owned the property. National Propane believes that the contamination occurred during the use of the property as a coal gasification plant by such utility. To assess the extent of the problem, National Propane engaged environmental consultants in 1994. Based upon the information compiled to date, which is not yet complete, it appears the likely remedy will involve treatment of groundwater and the soil, including installation of a soil cap and, if necessary, excavation, treatment and disposal of contaminated soil. The environmental consultants' current range of estimated costs for remediation is from $520,000 to $1,700,000. National Propane will have to agree upon the final remediation plan with the State of Wisconsin. Accordingly, the precise remediation method to be used is unknown. Based on the preliminary results of the ongoing investigation, there is a potential that the contaminant plume may extend to locations down gradient from the original site. If it is ultimately confirmed that the contaminant plume extends under such properties and if such plume is attributable to the contaminants emanating from the Wisconsin property, there is the potential for future third-party claims. National Propane has engaged in discussions of a general nature with the Successor who has denied any liability for the costs of remediation of the Wisconsin property or of satisfying any related claims. However, National Propane, if found liable for any of such costs, would still attempt to recover such costs from the Successor. National Propane has notified its insurance carriers of the contamination and the likely incurrence of costs to undertake remediation and the possibility of related claims. Pursuant to a lease related to the Wisconsin facility, the ownership of which was not transferred by National Propane to the Operating Partnership at the time of the closing of the Offering, the Partnership has agreed to be liable for any costs of remediation in excess of amounts received from the Successor and from insurance.

                NATIONAL PROPANE PARTNERS, L.P. AND SUBSIDIARIES
          (SUCCESSOR TO NATIONAL PROPANE CORPORATION AND SUBSIDIARIES)
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

Because the remediation method to be used is unknown, no amount within the cost ranges provided by the environmental consultants can be determined to be a better estimate. Thus National has a remaining accrual of approximately $700,000 as of December 31, 1998, all of which was provided in prior years, for the minimum costs estimated for the anticipated remediation method. The ultimate outcome of this matter cannot presently be determined and the costs of remediation and third-party claims, if any, may have a material adverse effect on National's financial position, results of operations or ability to make the distributions to the holders of its Common Units and Subordinated Units.

     National is subject to various federal, state and local laws and regulations governing the transportation, storage and distribution of propane, and the health and safety of workers, the latter of which are primarily governed by the Occupational Safety and Health Act and the regulations promulgated thereunder. On August 18, 1997, the U.S. Department of Transportation (the 'DOT') published its Final Rule for Continued Operation of the Present Propane Trucks (the 'Final Rule'). The Final Rule is intended to address perceived risks during the transfer of propane. As initially proposed, the Final Rule required certain immediate changes in National's operating procedures including retrofitting National's cargo tanks. National believes that, as a result of the substantially completed negotiated rulemaking involving the DOT, the propane industry and other interested parties, that it will not incur material increases to its cost of operations in complying with the Final Rule.

     There are a number of lawsuits pending or threatened against National. In general, these lawsuits have arisen in the ordinary course of National's business and involve claims for actual damages, and in some cases punitive damages, arising from the alleged negligence of National or as a result of product defects, business disputes with competitors or similar matters. Of the pending or threatened matters, a number involve property damage, and several involve serious personal injuries or deaths and the claims made are for relatively large amounts. Although any litigation is inherently uncertain, based on past experience, the information currently available to it and the availability of insurance coverage in certain matters, National does not believe that the pending or threatened litigation of which National is aware will have a material adverse effect on its results of operations or its financial condition. Notwithstanding the foregoing, any one of the matters discussed above or all of them taken together may adversely affect National's financial position, results of operations or its ability to make distributions to its Unitholders.

(18) ACQUISITIONS

     During 1996, 1997 and 1998 National acquired several companies engaged in the sale of propane and related merchandise. The purchase prices (including debt issued and assumed) aggregated $2,045,000, $9,237,000 and $420,000 and resulted in increases in Goodwill of $162,000, $3,889,000 and $205,000 in 1996, 1997 and
1998, respectively.

(19) TRANSACTIONS WITH AFFILIATES

     Following the Partnership Conveyance and the Offering, the management and employees of the Managing General Partner manage and operate the propane business and assets owned by the Partnership Entities. The Partnership Entities do not have any officers or employees of their own. The Managing General Partner is reimbursed by the Partnership Entities at cost for all direct and indirect expenses incurred on behalf of the Partnership Entities, including the costs of compensation and employee benefit plans described herein that are properly allocable to the Partnership Entities, and all other expenses necessary or appropriate to the conduct of the business of, and allocable to, the Partnership Entities. The Partnership Agreement provides that the Managing General Partner will determine the expenses that are allocable to the Partnership Entities in any reasonable manner determined by the Managing General Partner in its sole discretion. The Partnership Entities reimbursed the Managing General Partner $15,429,000, $34,099,000 and $34,627,000 during the period from the Partnership Conveyance through December 31, 1996 and for the years ended December 31, 1997 and

                NATIONAL PROPANE PARTNERS, L.P. AND SUBSIDIARIES
          (SUCCESSOR TO NATIONAL PROPANE CORPORATION AND SUBSIDIARIES)
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

1998, respectively. Affiliates of the General Partners (including Triarc) provide administrative services for the General Partners on behalf of the Partnership Entities and are reimbursed for all expenses incurred in connection therewith. Such charges aggregated $103,000 and $105,000 from Triarc for 1997 and 1998, respectively. There were no similar charges for the period from the Partnership Conveyance through December 31, 1996. In addition, the General Partners and their Affiliates (including Triarc) may provide additional services to the Partnership Entities, for which National will be charged reasonable fees as determined by the Managing General Partner.

     Prior to the Partnership Conveyance and the Offering, National Propane received from Triarc certain management services including legal, accounting, tax, insurance, financial and other management services. Under a management services agreement such costs were allocated based upon the greater of (i) the sum of earnings before income taxes, depreciation and amortization and (ii) 10% of revenues, as a percentage of Triarc's corresponding consolidated amount. Management of National believes that such allocation method is reasonable. Costs charged to National under the management services agreement with Triarc were $1,500,000 for the six months ended June 30, 1996. National understands Triarc is predominately a holding company and substantially all of the expenses it incurs are for services or purchases made on behalf of its affiliated companies and, accordingly, are chargeable to such companies in accordance with management services and other agreements. However, National believes that the costs allocated prior to the Partnership Conveyance and the Offering exceed those which would have been, and are being, incurred by National on a standalone basis. Such costs for services provided by Triarc would have approximated amounts not in excess of $750,000 for the six months ended June 30, 1996. See also Notes 1, 4, 10, 11, 12 and 13 for discussion of other transactions with related parties.

(20) UNIT OPTION PLAN

     Prior to the Offering and effective July 2, 1996, the Managing General Partner adopted the National Propane Corporation 1996 Unit Option Plan (the 'Option Plan'), which provides for the grant of (i) options ('Unit Options') to purchase Common Units and Subordinated Units and (ii) Common Unit appreciation rights ('UARs') to National's directors, officers and employees. The Unit Options have maximum terms of ten years. Expenses recognized resulting from grants under the Option Plan are allocated to the Partnership in accordance with an agreement between the Managing General Partner and the Partnership. As of December 31, 1998 there were an aggregate of 1,086,031 Common Units and Subordinated Units available for grant.

     During 1997, the Managing General Partner granted 315,000 Unit Options at an option price of $17.30 which was below the fair market value of the Common Units of $21.625 at the date of grant. Such difference resulted in aggregate unearned compensation for the Partnership of $1,362,000; such amount was recognized as 'Partners' Capital' with an equal amount recognized as an offset to 'Partners' Capital.' Such unearned compensation is being amortized over the applicable service period of five years. During 1997 and 1998, $115,000 and $409,000 was amortized to compensation expense, resulting in a remaining unamortized balance of $838,000 at December 31, 1998. Of the unit options granted in 1997, 60% of the options vest one-third per year over the three-year period commencing two years from date of grant and 40% of the options vest upon, and in the same proportion as, the conversion of the outstanding Subordinated Units into Common Units in accordance with the terms of the Partnership Agreement (for further description of the timing of the conversion of the Subordinated Units, see Note 11) but, in any event, no later than March 2007.

     As of December 31, 1998 there were 298,000 unit options outstanding, none of which were exercisable, each with (i) an option price of $17.30, (ii) a remaining contractual life of 8.7 years and (iii) a fair value (see below) of $2.27. The Partnership accounts for stock-based compensation using the intrinsic value method. Had compensation cost for Unit Options granted in 1997 been (i) determined based on the fair value method as provided for in SFAS 123, (ii) reduced for compensation expense

                NATIONAL PROPANE PARTNERS, L.P. AND SUBSIDIARIES
          (SUCCESSOR TO NATIONAL PROPANE CORPORATION AND SUBSIDIARIES)
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

recorded in accordance with the intrinsic value method by eliminating the amortization of unearned compensation and (iii) income tax effected, the Partnership's 1997 and 1998 net income and earnings per unit would have been increased by $74,000 and $277,000 or $.01 and $.02 per Common and Subordinated Unit, respectively. The fair value of the options granted during 1997 was determined using the Black-Scholes option pricing model with the following assumptions: (i) distribution amount of $.525 per unit per quarter, (ii) average Common Unit price volatility of 19.4% (also used as an estimate of Subordinated Unit volatility), (iii) risk-free interest rate of 6% and (iv) expected option life of 7 years.

                                                                        NUMBER OF    EXERCISE
                                                                          UNITS       PRICE      FAIR VALUE
                                                                        ---------    --------    ----------

Outstanding at January 1, 1997.......................................      --         $--          $--
Granted..............................................................    315,000       17.30         2.27
                                                                         -------
Outstanding at December 31, 1997.....................................    315,000       17.30         2.27
Forfeited............................................................    (17,000)      17.30         2.27
                                                                         -------      ------       ------
Outstanding at December 31, 1998.....................................    298,000      $17.30       $ 2.27
                                                                         -------      ------       ------
                                                                         -------      ------       ------
Options exercisable at December 31, 1998.............................          0
                                                                         -------
                                                                        --------
Option prices at end of year.........................................                              $17.30
Remaining contractual life...........................................                             8.7 years

(21) PROPANE CONTRACTS

     National is party to simultaneous put and call contracts ('Propane Contracts') with three third parties. All of the Propane Contracts expire on or before March 31, 1999. Such contracts require monthly settlement with counterparties through cash exchange of a net amount equal to the difference between the monthly index average price and the fixed contract price. The Propane Contracts are entered into for purposes other than trading and are entered into in order to protect National's gross profit on its fixed price sales commitments.

     In order to hedge the risk of higher prices for the anticipated propane purchases required to fulfill fixed price sales commitments, National enters into the Propane Contracts. Firm price commitments associated with these Propane Contracts do not extend beyond March 31, 1999. Hedging gains and losses are included in 'Cost of Product -- propane and appliances' in the consolidated statement of operations concurrently with the recognition of hedged sales. Unrealized gains and losses related to open Propane Contracts are not reflected in the consolidated statements of operations and are approximately $200,000 and $600,000 at December 31, 1997 and 1998. At December 31, 1997 and 1998, National had open Propane Contracts at fair values of approximately $1,000,000 and $2,600,000, respectively, and contract values of approximately $1,200,000 and $3,200,000, respectively, on such contracts. These contracts covered a notional volume of 3,150,000 and 12,600,000 gallons of propane at December 31, 1997 and 1998, respectively. The fair value of the Propane Contracts was determined using the posted market prices of propane as of December 31, 1997 and 1998.

     The Partnership is subject to credit risk with the Propane Contracts to the extent the counterparties do not perform. The Partnership evaluates the financial condition of each counterparty with which it conducts business to reduce exposure to credit risk of non-performance and only executes Propane Contracts with third parties it believes to be well-capitalized.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                                         ANNEX D

               FINANCIAL INFORMATION DERIVED FROM NATIONAL MLP'S
              QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED
                                 MARCH 31, 1999

                NATIONAL PROPANE PARTNERS, L.P. AND SUBSIDIARIES
                     CONDENSED CONSOLIDATED BALANCE SHEETS

                                                                                          DECEMBER 31,    MARCH 31,
                                                                                            1998(A)         1999
                                                                                          ------------    ---------
                                                                                               (IN THOUSANDS)
                                                                                                 (UNAUDITED)

                                        ASSETS
Current assets:
     Cash and cash equivalents.........................................................     $  4,448      $   9,559
     Receivables.......................................................................       14,455         13,999
     Finished goods inventories........................................................        7,879          6,282
     Other current assets..............................................................        2,110          1,716
                                                                                          ------------    ---------
          Total current assets.........................................................       28,892         31,556
Note receivable from Triarc Companies, Inc. (Note 6)...................................       30,700         30,700
Properties.............................................................................       77,653         76,873
Unamortized costs in excess of net assets of acquired companies........................       16,862         16,738
Other assets...........................................................................        6,930          6,416
                                                                                          ------------    ---------
                                                                                            $161,037      $ 162,283
                                                                                          ------------    ---------
                                                                                          ------------    ---------

                      LIABILITIES AND PARTNERS' CAPITAL (DEFICIT)
Current liabilities:
     Current portion of long-term debt.................................................     $141,687      $ 141,111
     Accounts payable..................................................................        7,492          7,476
     Accrued expenses..................................................................        6,347          6,482
     Customer credit balances..........................................................        6,008          3,391
                                                                                          ------------    ---------
          Total current liabilities....................................................      161,534        158,460
Long-term debt.........................................................................          177            129
Customer deposits and other long-term liabilities......................................        2,344          2,270
Partners' capital (deficit):
     Common partners' capital..........................................................       --             --
     General partners' capital (deficit), including subordinated units.................       (3,018)         1,424
                                                                                          ------------    ---------
          Total partners' capital (deficit)............................................       (3,018)         1,424
                                                                                          ------------    ---------
                                                                                            $161,037      $ 162,283
                                                                                          ------------    ---------
                                                                                          ------------    ---------

------------

 (a) Derived from the audited consolidated financial statements as of December 31, 1998.

     See accompanying notes to condensed consolidated financial statements.

                NATIONAL PROPANE PARTNERS, L.P. AND SUBSIDIARIES
                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                THREE MONTHS ENDED MARCH 31,
                                                            ------------------------------------
                                                            1998                            1999
                                                            ----                            ----
                                                                   (IN THOUSANDS, EXCEPT
                                                                     PER UNIT AMOUNTS)
                                                                        (UNAUDITED)

Revenues.....................................             $ 46,130                        $ 45,217
                                                        ----------                      ----------
Cost of sales:
     Cost of product -- propane and
       appliances............................               21,243                          18,786
     Other operating expenses applicable to
       revenues..............................               11,479                          11,552
                                                        ----------                      ----------
                                                            32,722                          30,338
                                                        ----------                      ----------
          Gross profit.......................               13,408                          14,879
Selling, general and administrative
  expenses...................................                6,487                           8,535
                                                        ----------                      ----------
          Operating income...................                6,921                           6,344
Interest expense.............................               (3,275)                         (3,169)
Interest income from Triarc Companies, Inc...                1,355                           1,022
Other income, net............................                  583                             235
                                                        ----------                      ----------
          Income before income taxes.........                5,584                           4,432
Provision for income taxes...................                  (50)                            (50)
                                                        ----------                      ----------
          Net income.........................             $  5,534                        $  4,382
                                                        ----------                      ----------
                                                        ----------                      ----------
General partners' interest in net income.....             $    221                        $    175
                                                        ----------                      ----------
                                                        ----------                      ----------
Unitholders' interest (common and
  subordinated) in net income................             $  5,313                        $  4,207
                                                        ----------                      ----------
                                                        ----------                      ----------
Net income per unit..........................             $    .47                        $    .37
                                                        ----------                      ----------
                                                        ----------                      ----------
Weighted average number of units
  outstanding................................               11,235                          11,235
                                                        ----------                      ----------
                                                        ----------                      ----------

     See accompanying notes to condensed consolidated financial statements.

                NATIONAL PROPANE PARTNERS, L.P. AND SUBSIDIARIES
                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                               THREE MONTHS ENDED
                                                                                                    MARCH 31,
                                                                                               -------------------
                                                                                                 1998       1999
                                                                                               --------    -------
                                                                                                 (IN THOUSANDS)
                                                                                                   (UNAUDITED)
Cash flows from operating activities:
     Net income.............................................................................   $  5,534    $ 4,382
     Adjustments to reconcile net income to net cash provided by operating activities:
          Depreciation and amortization of properties.......................................      2,679      2,385
          Amortization of costs in excess of net assets of acquired companies...............        249        227
          Amortization of deferred financing costs..........................................        182        182
          Other amortization................................................................        276        248
          Provision for doubtful accounts...................................................        279        275
          Gain on sale of properties, net...................................................       (385)       (88)
          Other, net........................................................................        (69)        45
          Changes in operating assets and liabilities:
               Decrease (increase) in accounts receivable and customer credit balances......        151     (2,426)
               Increase in interest receivable from Triarc Companies, Inc...................     (1,355)     --
               Decrease in inventories......................................................      2,233      1,597
               Decrease (increase) in prepaid expenses and other current assets.............       (113)       394
               Increase (decrease) in accounts payable and accrued expenses.................        587        119
                                                                                               --------    -------
                    Net cash provided by operating activities...............................     10,248      7,340
                                                                                               --------    -------
Cash flows from investing activities:
     Capital expenditures...................................................................     (1,906)    (1,666)
     Business acquisitions..................................................................       (315)       (38)
     Proceeds from sale of properties.......................................................        687        156
                                                                                               --------    -------
          Net cash used in investing activities.............................................     (1,534)    (1,548)
                                                                                               --------    -------
Cash flows from financing activities:
     Repayments of long-term debt...........................................................     (6,342)      (681)
     Distributions..........................................................................     (6,143)     --
                                                                                               --------    -------
          Net cash used in financing activities.............................................    (12,485)      (681)
                                                                                               --------    -------
Net increase (decrease) in cash.............................................................     (3,771)     5,111
Cash and cash equivalents at beginning of period............................................      4,616      4,448
                                                                                               --------    -------
Cash and cash equivalents at end of period..................................................   $    845    $ 9,559
                                                                                               --------    -------
                                                                                               --------    -------

     See accompanying notes to condensed consolidated financial statements.

                NATIONAL PROPANE PARTNERS, L.P. AND SUBSIDIARIES
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)

NOTE 1 -- ORGANIZATION AND RECENT DEVELOPMENTS

     The consolidated financial statements of National Propane Partners, L.P.. (the 'Partnership') include the accounts of the Partnership and its subsidiaries National Propane, L.P. (the 'Operating Partnership') and National Sales & Service, Inc. ('NSSI') which, collectively with the Partnership and Operating Partnership, are referred to as the 'Partnership Entities'. The Partnership has limited partner interests consisting of 6,701,550 common units (the 'Common Units') and subordinated partner interests consisting of 4,533,638 subordinated units (the 'Subordinated Units' and together with the Common Units, the 'Units') outstanding. National Propane Corporation (the 'Managing General Partner'), a wholly-owned subsidiary of Triarc Companies, Inc. ('Triarc'), and its subsidiary, National Propane SGP Inc.('SGP'), own general partner interests representing an aggregate 4% unsubordinated general partners' interest (the 'General Partners' Interest') in the Partnership Entities and the Managing General Partner owns all of the Subordinated Units (the 'Subordinated Unit Interests') representing a 38.7% subordinated general partner interest in the Partnership Entities. Certain statements in these notes to the condensed consolidated financial statements constitute 'forward-looking statements' under the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Partnership to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. See page 1 for additional factors relating to such statements.

     On April 5, 1999, the Partnership, the Managing General Partner, SGP and Triarc and Columbia Propane Corporation ('Columbia Propane'), a subsidiary of Columbia Energy Group, Columbia Propane, L.P. (the 'Purchaser') and CP Holdings Inc., a subsidiary of Columbia Propane and the general partner of the Purchaser (the 'Purchaser General Partner') signed a definitive purchase agreement (the 'Purchase Agreement') pursuant to which the Purchaser would acquire all of the 6,701,550 outstanding Common Units of the Partnership for $12.00 in cash per Common Unit pursuant to a tender offer (the 'Partnership Sale'). On April 9, 1999, the Purchaser commenced the tender offer, which expired on May 6, 1999. The Purchaser has advised the Partnership that pursuant to the tender offer, the Purchaser purchased 5,922,454 Common Units representing approximately 88.4% of the outstanding Common Units.

     The tender offer was the first step of a two-step cash transaction. In the second step, subject to the terms and conditions of the Purchase Agreement, Columbia Propane would indirectly acquire the General Partnership Interests and Subordinated Unit Interests of the Partnership and the Operating Partnership from its general partners and the Partnership would merge into the Purchaser. As part of the second step, any remaining common unitholders of the Partnership would receive, in cash, the same per unit price as that paid to common unitholders who tendered their shares pursuant to the tender offer. Triarc would receive approximately $17,916,000 for its acquired interests in the Partnership and the Operating Partnership consisting of $2,100,000 in cash and approximately $15,816,000 in the form of the forgiveness of a portion of a note receivable from Triarc by the Operating Partnership. Simultaneously, and as a condition of the closing, Triarc will prepay approximately $14,900,000 of such indebtedness. Following the closing, Triarc, through the Managing General Partner, would retain a 1.0% limited partner interest in the Purchaser. Approximately $141,000,000 of the Operating Partnership's outstanding indebtedness is expected to be refinanced in connection with the Partnership Sale. There can be no assurance that the second step of the Partnership Sale will be consummated.

     In connection with the Partnership Sale, the Operating Partnership, the Managing General Partner, the SPG and the holders (the 'Noteholders') of the Operating Partnership's $125,000,000 8.54% first mortgage notes due 2010 (the 'First Mortgage Notes') amended the Note Agreements governing the First Mortgage Notes to provide for, among other things, modifications to the premium payable to such

Noteholders in connection with the prepayment of the First Mortgage Notes pursuant to the Partnership Sale.

NOTE 2 -- BASIS OF PRESENTATION

     The accompanying unaudited condensed consolidated financial statements of the Partnership have been prepared in accordance with Rule 10-01 of Regulation S-X promulgated by the Securities and Exchange Commission and, therefore, do not include all information and footnotes necessary for a fair presentation of financial position, results of operations and cash flows in conformity with generally accepted accounting principles. In the opinion of the Partnership, however, the accompanying condensed consolidated financial statements contain all adjustments, consisting only of normal recurring adjustments, necessary to present fairly the Partnership's financial position as of December 31, 1998 and March 31, 1999, its results of operations and its cash flows for the three-month periods ended March 31, 1998 and 1999. This information should be read in conjunction with the consolidated financial statements and notes thereto included in Annex C.

     The Partnership's continuation as a going concern is dependent on its ability to generate sufficient cash flow to meet its obligations on a timely basis, to comply with the terms and covenants of its debt agreements, to obtain additional financing or refinancing as may be required, and ultimately to attain successful operations. To successfully achieve these objectives, the Partnership believes the Partnership Sale is the most viable alternative. See Note 6 for management's plans and intentions if the Partnership Sale is not consummated. Accordingly, the accompanying condensed financial statements have been prepared on a going concern basis which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.

NOTE 3 -- PROPERTIES

     The following is a summary of the components of properties, net:

                                                                      DECEMBER 31,    MARCH 31,
                                                                          1998          1998
                                                                      ------------    ---------
                                                                           (IN THOUSANDS)

Properties, at cost................................................     $174,170      $ 175,730
Less accumulated depreciation......................................       96,517         98,857
                                                                      ------------    ---------
                                                                        $ 77,653      $  76,873

NOTE 4 -- INCOME TAXES

     Income taxes have been provided primarily on the pre-tax income of NSSI, which is subject to Federal and state income taxes. Since the earnings attributed to the Partnership and the Operating Partnership are included in the tax returns of the individual partners and not those of the Partnership, no income taxes have been provided thereon.

NOTE 5 -- CONTINGENCIES

     The Partnership continues to have an environmental contingency of the same nature and general magnitude as described in Note 17 to the consolidated financial statements in the Form 10-K. The costs of remediation and third party claims, if any, associated with this environmental contingency may have a material adverse effect on the Partnership's financial position, results of operations or its ability to make distributions to the holders of the Common Units and the Subordinated Units.

     There are a number of lawsuits pending or threatened against the Partnership. In general, these lawsuits have arisen in the ordinary course of the Partnership's business and involve claims for actual damages, and in some cases punitive damages, arising from the alleged negligence of the Partnership or as a result of product defects, business disputes with competitors or similar matters. Of the pending or threatened matters, a number involve property damage, and several involve serious personal injuries or deaths. In certain cases, the claims made are for relatively large amounts. Although any litigation is inherently uncertain, based on past experience, the information currently available to it and the availability of insurance coverage in certain matters, the Partnership does not believe that the pending or threatened litigation of which the Partnership is aware will have a material adverse effect on its financial position or its results of operations. Notwithstanding the foregoing, any one of the matters discussed above or all of them taken together may adversely affect the Partnership's financial position, results of operations or its ability to make distributions.

NOTE 6 -- LONG-TERM DEBT AND QUARTERLY DISTRIBUTIONS

     At December 31, 1998 and March 31, 1999, the Partnership was not in compliance with a covenant under its bank credit facility (the 'Bank Facility'). Pursuant to a waiver letter dated as of February 20, 1999, the Partnership received an unconditional waiver from the lenders under its credit facility ('the Lenders') with respect to the non-compliance as of December 31, 1998 and a conditional waiver with respect to any future non-compliance with such covenant through August 31, 1999 (the 'February Waiver'). There are certain conditions to the waiver of future non-compliance under the February Waiver including among other things, consummation of the Partnership Sale and the repayment of all amounts outstanding under the Bank Facility, both by September 30, 1999. In addition, the February Waiver prohibits the Partnership from making any future distributions to Unitholders until all outstanding indebtedness under the Bank Facility is paid in full. Should the conditions not be met or the February Waiver expire, and the Operating Partnership be in default of its Bank Facility, the Operating Partnership would also be in default of its First Mortgage Notes by virtue of cross-default provisions. In accordance with the February Waiver the Lenders have unconditionally waived non-compliance with the covenant at March 31, 1999. As a result of projected future covenant non-compliance, the conditions of the February Waiver, and the cross-default provisions of the First Mortgage Notes, the Partnership has classified all of the debt under the Bank Facility and the First Mortgage Notes having a principal balance of $15,997,000 and $125,000,000, respectively, at March 31, 1999, as a current liability. Further, in accordance with the terms of the February Waiver, no additional borrowings are available to the Operating Partnership under the Bank Facility.

     The Partnership's continuation as a going concern is dependent on its ability to generate sufficient cash flow to meet its obligations on a timely basis, to comply with the terms and covenants of its debt agreements, to obtain additional financing or refinancing as may be required, and ultimately to attain successful operations. To successfully achieve these objectives, the Partnership believes the Partnership Sale is the most viable alternative. If the Partnership Sale is not consummated and the Lenders are unwilling to extend or modify the February Waiver, (i) the Partnership could seek to otherwise refinance its indebtedness, (ii) the Managing General Partner might consider buying the bank's loans to the Partnership ($15,997,000 principal amount outstanding at March 31, 1999), (iii) the Partnership could pursue other potential purchasers of the Partnership, or (iv) the Partnership could be forced to seek protection under Federal bankruptcy laws. In such latter event, the Managing General Partner may be required to honor its guarantee of the Partnership's debt under the Bank Facility and the First Mortgage Notes.

     The Partnership did not declare any distribution with respect to the fourth quarter of 1998 (which would have been paid in the first quarter of 1999) since it was in violation of certain of its debt covenants under the Bank Facility as previously discussed and as a result, was prohibited from making any such distribution. The February Waiver prohibits any further distributions to all Unitholders until all outstanding indebtedness under the Bank Facility is repaid in full. Additionally, under the terms of the Purchase Agreement, the Partnership is prohibited from paying any further distributions to Unitholders without the prior written consent of the Purchaser General Partner. Accordingly, no distribution was declared with respect to the first quarter of 1999. Under the terms of the Partnership agreement, each Common Unit has an arrearage of $0.2625, $0.525 and $0.525 per Common Unit related to the third and fourth quarters of 1998 and the first quarter of 1999 distributions, respectively, for an aggregate of $8,796,000. Cash distributions on the Partnership's Common and Subordinated Units and the General Partners' Interest are not guaranteed, will depend on future Partnership operating performance and will be affected by among other things, the funding of reserves, operating and capital expenditures and requirements under the Partnership's debt agreements and the Purchase Agreement.

Accordingly, there can be no assurance that the Partnership will be able to pay any such future distributions. (See Note 1 regarding the Partnership Sale.)

NOTE 7 -- RELATED PARTY TRANSACTIONS

     The Partnership continues to have related party transactions of the same nature and general magnitude as those described in Note 19 to the consolidated financial statements contained in the Form 10-K.

NOTE 8 -- STATEMENT OF PARTNERS' CAPITAL

     The following is a summary of the changes in partners' capital (deficit):

                                                                              TOTAL GENERAL       TOTAL
                                                                   COMMON       PARTNERS'       PARTNERS'
                                                                   PARTNERS'     CAPITAL         CAPITAL
                                                                   CAPITAL      (DEFICIT)       (DEFICIT)
                                                                   -------    -------------    -----------

Balance at December 31, 1998....................................   $ --          $(3,018)        $(3,018)
Net income......................................................    2,510          1,872           4,382
Reallocation of Partnership income..............................   (2,545 )        2,545          --
Amortization of unearned compensation on below market unit
  options.......................................................       35             25              60
                                                                   -------    -------------    -----------
Balance at March 31, 1999.......................................   $ --          $ 1,424         $ 1,424
                                                                   -------    -------------    -----------
                                                                   -------    -------------    -----------

     The reallocation of Partnership income represents a partial recovery of previous reallocations of Partnership losses that were required under the terms of the partnership agreement in order that the Unitholders' capital account balances are not reduced below zero. In accordance with the terms of the partnership agreement, the General Partners' Interest will recover the remaining unrecovered loss reallocations of $77,000 to the extent the Common Unitholders' interest in future earnings exceed distributions to Common Unitholders.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]





                            STATEMENT OF DIFFERENCES


The dagger symbol shall be expressed as................................'D'